Exhibit 3.11-2(iii)

DUE DILIGENCE REVIEW FOR

VEOLIA ES SOLID WASTE ACTIVE LANDFILL ASSETS

CENTRAL UNITED STATES

INDIANA, ILLINOIS, KENTUCKY, MICHIGAN AND

MISSOURI

Prepared for

Star Atlantic

Waste Holdings, L.P.

New York

June 2012

Prepared by

Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS

1 INTRODUCTION ... 1-1

1.1 PURPOSE AND SCOPE ... 1-1
1.2 KEY FINDINGS AND ISSUES ... 1-2

2 ARBOR HILLS LANDFILL ... 2-1

2.1 GENERAL SITE DESCRIPTION ... 2-1
2.2 KEY DOCUMENTS REVIEWED ... 2-1
2.3 PERMITS ... 2-2
2.3.1 Existing ... 2-2
2.3.2 Facility Operating Permit ... 2-2
2.3.3 Pending / Future / Expansion ... 2-3
2.4 AREA, AIRSPACE AND SOIL BALANCE ... 2-3
2.4.1 Area ... 2-3
2.4.2 Airspace ... 2-3
2.4.3 Soil Balance ... 2-3
2.5 LINER AND COVER SYSTEM ... 2-3
2.5.1 Base Liner System ... 2-3
2.5.2 Final Cover System ... 2-4
2.6 GAS SYSTEM / GAS TO ENERGY ... 2-4
2.7 ENVIRONMENTAL MONITORING ... 2-4
2.7.1 Hydrogeology and Groundwater ... 2-5
2.7.2 Landfill Gas Probes ... 2-6
2.7.3 Stormwater ... 2-6
2.7.4 Air and Landfill Gas ... 2-6
2.8 COMPLIANCE HISTORY ... 2-6
2.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS ... 2-7
2.9.1 Air Space Memos ... 2-8
2.9.1.1 Cell Development ... 2-8
2.9.1.2 Closure ... 2-8
2.9.1.3 Landfill Gas System ... 2-9
2.9.1.4 Other Capital Expenditures ... 2-9
2.9.1.5 Post-Closure ... 2-9
2.10 SITE VISIT AND INTERVIEW ... 2-9
2.11 REGULATORY INTERVIEW (IF ALLOWED) ... 2-9
2.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE ... 2-9

3 BLACKFOOT LANDFILL ... 3-1

3.1 GENERAL SITE DESCRIPTION ... 3-1
3.2 KEY DOCUMENTS REVIEWED ... 3-1
3.3 PERMITS ... 3-2
3.3.1 Existing ... 3-2
3.3.2 Facility Operating Permit ... 3-2
3.3.3 Pending / Future / Expansion ... 3-3
3.4 AREA, AIRSPACE AND SOIL BALANCE AIRSPACE AND SOIL BALANCE ... 3-3
3.4.1 Area ... 3-3

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS (Continued)

3.4.2 *Airspace* 3-3
3.4.3 *Soil Balance* 3-3
3.5 LINER AND COVER SYSTEM 3-4
3.5.1 *Base Liner System* 3-4
3.5.2 *Final Cover System* 3-4
3.6 GAS SYSTEM / GAS TO ENERGY 3-4
3.7 ENVIRONMENTAL MONITORING 3-5
3.7.1 *Hydrogeology and Groundwater* 3-5
3.7.2 *Landfill Gas Probes* 3-5
3.7.3 *Stormwater* 3-5
3.7.4 *Surface Water* 3-6
3.7.5 *Leachate* 3-6
3.7.6 *Air and Landfill Gas* 3-6
3.8 COMPLIANCE HISTORY 3-7
3.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 3-7
3.9.1 *Air Space Memos* 3-9
3.9.1.1 Cell Development 3-9
3.9.1.2 Closure 3-9
3.9.1.3 Landfill Gas System 3-10
3.9.1.4 Other Capital Expenditures 3-10
3.9.1.5 Post-Closure 3-10
3.10 SITE VISIT AND INTERVIEW 3-10
3.11 REGULATORY INTERVIEW (IF ALLOWED) 3-10
3.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 3-11

4 BLUE RIDGE LANDFILL 4-1

4.1 GENERAL SITE DESCRIPTION 4-1
4.2 KEY DOCUMENTS REVIEWED 4-1
4.3 PERMITS 4-2
4.3.1 *Existing* 4-2
4.3.2 *Facility Operating Permit* 4-2
4.3.3 *Pending / Future / Expansion* 4-2
4.4 AREA, AIRSPACE, AND SOIL BALANCE 4-2
4.4.1 *Area* 4-2
4.4.2 *Permitted Airspace* 4-3
4.4.3 *Remaining Permitted / Constructed Airspace* 4-3
4.4.4 *Remaining Site Life* 4-3
4.4.5 *Soil Balance* 4-3
4.5 LINER AND COVER SYSTEM 4-3
4.5.1 *Baseliner System* 4-3
4.5.2 *Final Cover System* 4-4
4.6 GAS SYSTEM / GAS TO ENERGY 4-4
4.7 ENVIRONMENTAL MONITORING 4-4
4.7.1 *Hydrogeology and Groundwater* 4-4
4.7.1.1 Groundwater 4-4

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS (Continued)

4.7.2 *Landfill Gas Probes* 4-5
4.7.3 *Stormwater* 4-5
4.7.4 *Surface Water* 4-5
4.7.5 *Leachate* 4-5
4.7.6 *Air and Landfill Gas* 4-5
4.8 COMPLIANCE HISTORY 4-6
4.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 4-6
4.9.1.1 Cell Development 4-7
4.9.1.2 Closure 4-7
4.9.1.3 Landfill Gas System 4-8
4.9.1.4 Other Capital Expenditures 4-8
4.9.1.5 Post-Closure 4-9
4.10 SITE VISIT AND INTERVIEW 4-9
4.11 REGULATORY INTERVIEW (IF ALLOWED) 4-9
4.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 4-9

5 HOOSIER #1 LANDFILL 5-1

5.1 GENERAL SITE DESCRIPTION 5-1
5.2 KEY DOCUMENTS REVIEWED 5-1
5.3 PERMITS 5-2
5.3.1 *Existing* 5-2
5.3.2 *Facility Operating Permit* 5-2
5.3.3 *Pending / Future / Expansion* 5-2
5.4 AREA, AIRSPACE, AND SOIL BALANCE 5-2
5.4.1 *Area* 5-2
5.4.2 *Permitted Airspace* 5-2
5.4.3 *Remaining Permitted / Constructed Airspace* 5-2
5.4.4 *Remaining Site Life* 5-2
5.4.5 *Soil Balance* 5-3
5.5 LINER AND COVER SYSTEM 5-3
5.5.1 *Baseliner System* 5-3
5.5.2 *Final Cover System* 5-3
5.6 GAS SYSTEM / GAS TO ENERGY 5-4
5.7 ENVIRONMENTAL MONITORING 5-4
5.7.1 *Hydrogeology and Groundwater* 5-4
5.7.1.1 Groundwater 5-4
5.7.2 *Landfill Gas Probes* 5-4
5.7.3 *Stormwater* 5-4
5.7.4 *Surface Water* 5-5
5.7.5 *Leachate* 5-5
5.7.6 *Air and Landfill Gas* 5-5
5.8 COMPLIANCE HISTORY 5-5
5.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 5-6
5.9.1 *Cell Development* 5-6
5.9.2 *Closure* 5-6

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS (Continued)

5.9.3 *Landfill Gas System* 5-6
5.9.4 *Other Capital Expenditures* 5-6
5.9.5 *Post-Closure* 5-6
5.10 SITE VISIT AND INTERVIEW 5-6
5.11 REGULATORY INTERVIEW (IF ALLOWED) 5-6
5.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 5-6

6 HOOSIER LANDFILL 6-1

6.1 GENERAL SITE DESCRIPTION 6-1
6.2 KEY DOCUMENTS REVIEWED 6-1
6.3 PERMITS 6-2
6.3.1 *Existing* 6-2
6.3.2 *Facility Operating Permit* 6-2
6.3.3 *Pending / Future / Expansion* 6-2
6.4 AREA, AIRSPACE, AND SOIL BALANCE 6-2
6.4.1 *Area* 6-2
6.4.2 *Permitted Airspace* 6-2
6.4.3 *Remaining Permitted / Constructed Airspace* 6-3
6.4.4 *Remaining Site Life* 6-3
6.4.5 *Soil Balance* 6-3
6.5 LINER AND COVER SYSTEM 6-3
6.5.1 *Baseliner System* 6-3
6.5.2 *Final Cover System* 6-4
6.6 GAS SYSTEM / GAS TO ENERGY 6-4
6.7 ENVIRONMENTAL MONITORING 6-4
6.7.1 *Hydrogeology and Groundwater* 6-4
6.7.1.1 Groundwater 6-4
6.7.2 *Landfill Gas Probes* 6-5
6.7.3 *Stormwater* 6-5
6.7.4 *Surface Water* 6-5
6.7.5 *Leachate* 6-5
6.7.6 *Air and Landfill Gas* 6-5
6.8 COMPLIANCE HISTORY 6-6
6.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 6-6
6.9.1 *Cell Development* 6-7
6.9.2 *Closure* 6-7
6.9.3 *Landfill Gas System* 6-8
6.9.4 *Other Capital Expenditures* 6-9
6.9.5 *Post-Closure* 6-9
6.10 SITE VISIT AND INTERVIEW 6-10
6.11 REGULATORY INTERVIEW (IF ALLOWED) 6-10
6.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 6-10

7 MAPLE HILL LANDFILL 7-1

7.1 GENERAL SITE DESCRIPTION 7-1

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12 Project 120347.001 TABLE OF CONTENTS (Continued) 7.2 KEY DOCUMENTS REVIEWED 7·1 7.3 PERMITS 7-2 7.3. 1 Existing 7-2 7.3.2 Facility Operating Permit 7-2 7.3.3 Pending I Future I Expansion 7-3 7 A AIRSPACE AND SOIL BALANCE 7-3 7.4. 1 Area 7-3 7.4.2 Permitted Airspace 7-3 7.4.3 Remaining Permitted I Constructed Airspace. 7-4 7.4.4 Remaining Site Lffe 7-4 7.4. 5 Soil Balance 7-4 7. 5 LINER AND COVER SYSTEM 7-4 7.5.1 Baseliner System 7-4 7.5.2 Final Cover System. 7-5 7.6 GAS SYSTEM I GAS TO ENERGY 7-6 7.7 ENVIRONMENTAL MONITORING 7-6 7. 7. 1 Hydrogeology and 7-6 7. 7.2 Landfill Gas Probes_ 7-7 7.7.3 Stormwater . 7-7 7. 7.4 Surface Water 7-7 7.7.5 Leacl1ate 7-8 7. 7.6 Air and 7-8 7. 7. 7 7~8 7.8 , 7-9 7.9 CAPITAL COSTS 7-10 7.9.1 7-10 7.9.2 7-11 7.9.3 7-12 7. 7-12 ,, 7-12 , 7-13 LLOWED) 7-13 ITEMS THAT ARE UNIQUE TO THE SITE 7-13 8 8-2 8.1 8-2 8.2 8-2 8.3 8-3 8. 3. 1 Existing 8-3 8.3.2 Facility Operating Permit , 8-3 8.3.3 Pending I Future I Expansion 8-3 8.4 AREA, AIRSPACE. AND SOIL BALANCE 8-4 8.4.1 Area 8-4 8.4. 2 Permitted Airspace 8-4 8.4.3 Remaining Permitted I Constructed Airspace 8-5

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Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS (Continued)

8.4.4 *Remaining Site Life* 8-5
8.4.5 *Soil Balance* 8-5
8.5 LINER AND COVER SYSTEM 8-5
8.5.1 *Baseliner System* 8-5
8.5.2 *Final Cover System* 8-5
8.6 GAS SYSTEM / GAS TO ENERGY 8-6
8.7 ENVIRONMENTAL MONITORING 8-6
8.7.1 *Hydrogeology and Groundwater* 8-6
8.7.1.1 Groundwater 8-6
8.7.2 *Landfill Gas Probes* 8-6
8.7.3 *Stormwater* 8-6
8.7.4 *Surface Water* 8-7
8.7.5 *Leachate* 8-7
8.7.6 *Air and Landfill Gas* 8-7
8.8 COMPLIANCE HISTORY 8-7
8.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 8-7
8.9.1 *Cell Development* 8-8
8.9.2 *Closure* 8-9
8.9.3 *Landfill Gas System* 8-9
8.9.4 *Other Capital Expenditures* 8-10
8.9.5 *Post-Closure* 8-10
8.10 SITE VISIT AND INTERVIEW 8-10
8.11 REGULATORY INTERVIEW (IF ALLOWED) 8-10
8.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 8-10

9 OAK RIDGE LANDFILL 9-1

9.1 GENERAL SITE DESCRIPTION 9-1
9.2 KEY DOCUMENTS REVIEWED 9-1
9.3 PERMITS 9-2
9.3.1 *Existing* 9-2
9.3.2 *Pending / Future / Expansion* 9-2
9.4 AIRSPACE AND SOIL BALANCE 9-2
9.4.1 *Area* 9-2
9.4.2 *Permitted Airspace* 9-2
9.4.3 *Remaining Permitted / Constructed Airspace* 9-2
9.4.4 *Remaining Site Life* 9-3
9.4.5 *Soil Balance* 9-3
9.5 LINER AND COVER SYSTEM 9-3
9.5.1 *Baseliner System for South* 9-3
9.5.2 *Final Cover System for South* 9-3
9.6 GAS SYSTEM / GAS TO ENERGY 9-3
9.7 ENVIRONMENTAL MONITORING 9-4
9.7.1 *Hydrogeology and Groundwater* 9-4
9.7.2 *Landfill Gas Probes* 9-4
9.7.3 *Stormwater/Surface Water* 9-5

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS (Continued)

9.7.4 *Leachate* 9-5
9.7.5 *Air and Landfill Gas* 9-5
9.8 COMPLIANCE HISTORY 9-5
9.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 9-5
9.10 SITE VISIT AND INTERVIEW 9-6
9.11 REGULATORY INTERVIEW (IF ALLOWED) 9-6
9.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 9-6

10 ORCHARD HILLS LANDFILL 10-1

10.1 GENERAL SITE DESCRIPTION 10-1
10.2 KEY DOCUMENTS REVIEWED 10-1
10.3 PERMITS 10-3
10.3.1 *Existing* 10-3
10.3.2 *Facility Operating Permit* 10-3
10.3.3 *Pending / Future / Expansion* 10-3
10.4 AREA, AIRSPACE, AND SOIL BALANCE 10-4
10.4.1 *Area* 10-4
10.4.1.1 Permitted Airspace 10-4
10.4.2 *Remaining Permitted / Constructed Airspace* 10-4
10.4.3 *Remaining Site Life* 10-4
10.4.4 *Soil Balance* 10-4
10.5 LINER AND COVER SYSTEM 10-5
10.5.1 *Baseliner System* 10-5
10.5.2 *Final Cover System* 10-5
10.6 GAS SYSTEM / GAS TO ENERGY 10-5
10.7 ENVIRONMENTAL MONITORING 10-5
10.7.1 *Hydrogeology and Groundwater* 10-6
10.7.1.1 Groundwater 10-6
10.7.2 *Landfill Gas Probes* 10-6
10.7.3 *Stormwater* 10-6
10.7.4 *Surface Water* 10-7
10.7.5 *Leachate* 10-7
10.7.6 *Air and Landfill Gas* 10-7
10.8 COMPLIANCE HISTORY 10-7
10.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 10-9
10.9.1 *Cell Development* 10-10
10.9.2 *Closure* 10-10
10.9.3 *Landfill Gas System* 10-11
10.9.4 *Other Capital Expenditures* 10-11
10.9.5 *Post-Closure* 10-11
10.10 SITE VISIT AND INTERVIEW 10-12
10.11 REGULATORY INTERVIEW (IF ALLOWED) 10-12
10.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 10-12

11 VALLEY VIEW LANDFILL 11-1

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS (Continued)

11.1 GENERAL SITE DESCRIPTION 11-1
11.2 KEY DOCUMENTS REVIEWED 11-1
11.3 PERMITS 11-3
11.3.1 Existing 11-3
11.3.2 Pending / Future / Expansion 11-3
11.4 AREA, AIRSPACE AND SOIL BALANCE 11-3
11.4.1 Area 11-3
11.4.2 Permitted Airspace 11-4
11.4.3 Remaining Permitted Airspace 11-4
11.4.4 Remaining Site Life 11-4
11.5 LINER AND COVER SYSTEM 11-4
11.5.1 Baseliner System 11-4
11.5.2 Final Cover System 11-5
11.6 GAS SYSTEM / GAS TO ENERGY 11-6
11.7 ENVIRONMENTAL MONITORING 11-6
11.7.1 Hydrogeology and Groundwater 11-6
11.7.2 Landfill Gas Probes 11-8
11.7.3 Storm water 11-8
11.7.4 Leachate 11-9
11.7.5 Air and Landfill Gas 11-10
11.8 COMPLIANCE HISTORY 11-10
11.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 11-11
11.9.1 Post Closure Costs 11-12
11.9.2 Cell Construction Costs 11-12
11.10 SITE VISIT AND INTERVIEW 11-14
11.11 REGULATORY INTERVIEW (IF ALLOWED) 11-14
11.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 11-14

12 ZION LANDFILL 12-1

12.1 GENERAL SITE DESCRIPTION 12-1
12.2 KEY DOCUMENTS REVIEWED 12-1
12.3 PERMITS 12-2
12.3.1 Existing 12-2
12.3.2 Pending / Future / Expansion 12-2
12.4 AREA, AIRSPACE AND SOIL BALANCE 12-3
12.4.1 Area 12-3
12.4.2 Permitted Airspace 12-3
12.4.3 Remaining Permitted / Constructed Airspace 12-3
12.4.4 Remaining Site Life 12-3
12.4.5 Soil Balance 12-4
12.5 LINER AND COVER SYSTEM 12-4
12.5.1 Baseliner System 12-4
12.5.2 Final Cover System 12-4
12.6 GAS SYSTEM / GAS TO ENERGY 12-4
12.7 ENVIRONMENTAL MONITORING 12-5

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HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

TABLE OF CONTENTS (Continued)

12.7.1 *Hydrogeology and Groundwater* 12-5
12.7.2 *Landfill Gas Probes* 12-5
12.7.3 *Stormwater/Surface Water* 12-6
12.7.4 *Leachate* 12-6
12.7.5 *Air and Landfill Gas* 12-6
12.8 COMPLIANCE HISTORY 12-6
12.9 CAPITAL EXPENDITURES AND CLOSURE / POST CLOSURE COSTS 12-7
12.10 SITE VISIT AND INTERVIEW 12-7
12.11 REGULATORY INTERVIEW (IF ALLOWED) 12-7
12.12 OTHER SIGNIFICANT ITEMS THAT ARE UNIQUE TO THE SITE 12-7

LIMITATIONS **1**

APPENDICES

APPENDIX A ARBOR HILLS LANDFILL

APPENDIX B BLACKFOOT LANDFILL

APPENDIX C BLUE RIDGE LANDFILL

APPENDIX D HOOSIER LANDFILL

APPENDIX E MAPLE HILL LANDFILL

APPENDIX F MOREHEAD LANDFILL

APPENDIX G OAK RIDGE LANDFILL

APPENDIX H ORCHARD HILLS LANDFILL

APPENDIX I VALLEY VIEW LANDFILL

APPENDIX J ZION LANDFILL

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

1 INTRODUCTION

1.1 Purpose and Scope

This Due Diligence Review for Veolia ES Solid Waste (Veolia) active landfills was prepared to assist Star Atlantic Waste Holdings, LP (Star Atlantic) with preparing their bid to purchase the stock of Veolia. As requested by Star Atlantic, Cornerstone Environmental Group, LLC (Cornerstone) in cooperation with Hodges, Harbin, Newberry & Tribble, Inc. (HHNT) reviewed the documentation provided by Veolia on the Merrill Datasite and anonymously accessed public records to evaluate these facilities, with a particular focus on the projected future capital costs associated with new cell construction, landfill closure and post-closure care. Cornerstone was unable to confirm whether the documentation provided by Veolia presented a comprehensive view of the subject facilities but the information appeared adequate for the intended purpose.

Although site visits, site manager interviews, and regulatory agency interviews were anticipated to be part of this evaluation, Veolia has not granted permission to do so at this time. In addition, this work has been subject to confidentiality agreements with both Star Atlantic and Veolia. Thus this evaluation was limited to review of data as described above.

The reviews of the active landfills of Veolia are included in four volumes grouped geographically as follows:

- Wisconsin and Minnesota
- Illinois, Indiana, Kentucky, Michigan and Missouri
- Pennsylvania
- Georgia, Alabama, Florida and the Bahamas

Each landfill is presented as a separate section of the respective report. In addition, each landfill has an appendix containing a general site illustration identifying key site features and a summary table summarizing Veolia's construction projections from 2011 and 2012 along with Cornerstone's recommendations for anticipated costs and timing of projects (which may or may not agree with those projected by Veolia).

Section 1.2 below presents key findings and issues for the landfills contained within this volume.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

1.2 Key Findings and Issues

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Arbor Hills	The gravity drain is essential to keep the area contained by the slurry wall dewatered.	Gravity drain is essential for groundwater control. Long-term maintenance will be required to ensure functionality. Additional information is needed about the operation of this drain and provisions for maintenance
Arbor Hills	LFG extraction system and LFGTE plant is not owned by the site. Coordination and access between the site and GCCS owner is required for expansion and maintenance purposes.	Additional information about the GCCS contract is needed. Coordination may require some expenditure of resources to assist the GCCS owner. Terms of the contract (duration, fees, etc.) were not provided.
Arbor Hills	Once cells 4 and 6 are built, soil borrow and storage areas will be across 6 Mile road. Transportation costs in the Cost Model appear to be aggressive for this condition.	Re-evaluate cost model for cover soil and daily cover soil and determine if actual conditions are accurately reflected.
Arbor Hills	The soil surplus shown in the cost models assumes that daily cover consists of c-soil.	Confirm the consistent supply of c-soil and re-evaluate the long-term expected volume.
Arbor Hills	NPDES discharge permit appears to be expired.	Verify that a renewed NPDES permit was issued.
Blackfoot	Sludge placement may cause stability issues or leachate seeps depending on the final condition of the sludge and where it is located within the waste.	Evaluate future cell construction, considering the location and conditions of the sludge and its impact on stability
Blackfoot	NPDES discharge permit appears to be expired	Verify that a renewed NPDES permit was issued.
Blackfoot	The quantity shown for cover soil reflects only 1-foot thick layer. Permitted cover section is 2.5-feet thick.	Confirm with Veolia the reason for the reduced thickness shown in the cover profile.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

Rev. 0, 6/26/12
Project 120347.001

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Blackfoot	Post-closure leachate disposal is low. A note in the worksheet indicates that a leachate treatment wetland is planned. Cost associated with wetland construction was not apparent.	Confirm with Veolia the long-term plan for leachate treatment and verify where the cost for wetland construction is reflected.
Blue Ridge	2007 volume report indicates a permitted airspace 120,362 cy greater than the 2011 & 2012 volume reports.	Confirm with the Veolia the reason(s) behind the permitted airspace reduction.
Blue Ridge	2011 & 2012 annual design calculations reduce the filled airspace volume by the overall settlement volume; this method artificially increases the reported waste density.	Revise calculation methodology to only include fill volume. Results will provide more accurate densities for the evaluation of landfill filling procedures and site life estimates.
Blue Ridge	Soil balance indicates a negative soil balance for construction and operation.	Confirm with Veolia that additional soil and/or borrow area properties have been identified and secured. Required soil types and quantities should be evaluated and confirmed.
Blue Ridge	Site utilizes an underdrain dewatering system beneath the landfill for the removal of groundwater. The exact design intent of this system is unclear and it is unknown if the system(s) may be decommissioned. The post-closure estimate for the site does not include funds for the continued operation of the system or treatment wetlands maintenance and/or replacement.	Confirm with Veolia the exact function of the underdrain system(s) and investigate the potential for decommissioning of the system(s). If the underdrain system(s) are to be operated throughout the post-closure period, additional funds may be necessary for their operation and maintenance.
Blue Ridge	Construction unit costs for cell development and closure appear aggressive.	Confirm with Veolia that the unit costs included in the cell development and closure cost estimates are representative typical costs incurred at the site. Refer to the cost comparison sheet in the appendix for estimated construction costs.

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CORNERSTONE Environmental Group, LLC
HHNT HODGES, HARBIN, NEWBERRY & TRIBBLE, INC.

Rev. 0, 6/26/12
Project 120347.001

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Hoosier #1	A letter approving final closure of the facility was issued on December 2, 2010. No post-closure care cost information or financial surety bonding was available. The landfill contains 11 groundwater monitoring wells which are sampled and tested annually. The annual leachate generation reported for 2011 was 237,750 gallons. The landfill also has an active gas management system.	Obtain and review post-closure care estimate and surety bond information for Hoosier #1 Landfill from Veolia and incorporate cost for purchase.
Hoosier	Waste density: with greater future waste thickness as the landfill is filled and if the waste density trends continue similar to the last two years (assuming the waste tonnage remains the same), a higher waste density would be expected.	Evaluate future anticipated waste stream to determine if greater projected long term waste density should be considered.
Hoosier	Cell capital cost: the airspace yield for Cells C2, D2 and E2 is 5.5 years, 3.9 years and 4.1 years respectively, thus it would be feasible to subdivide these cells into smaller cell construction projects to delay capital pending. In addition, if waste density increases, capital spending for cell construction can be delayed.	Incorporate revised cell construction dates (to delay cells) and consider Cornerstone's cell construction recommendations by Cornerstone from \$11.0M to \$11.5M in financial analysis.
Hoosier	Other capital expenditures: The facility has estimated the cost of other capital expenditures at approximately \$969,000, (\$100,000 higher than the total reported in the 2012 ASM	A cost of \$969,000 should be considered for other capital expenditures.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Hoosier	GCCS: the age of the waste in place at the facility will reach 5 years of age requiring the installation of a GCCS during October 2012. Documents reviewed show construction costs associated with cell development during 2013 calendar year however no GCCS construction is planned or budgeted for during 2012 or subsequent years. The total active gas system cost was estimated to be low by $136,000 on the basis of # of wells per acre.	Costs for the GCCS construction for 2012 will be approximately $200,000 - $250,000. This takes into consideration the installation of a flare, temporary gas collection (gas collection wells), and some permanent gas collection items (LFG header) as estimated by Veolia in the 2012 ASM. Consider the GCCS cost recommendations by Cornerstone which increase cost of the final GCCS from $1,031,000 to $1,167,000 plus an increase in the temporary GCCS from $412,000 to $466,000.
Hoosier	Closure cost	Consider closure cost recommendations by Cornerstone which increase cost from $7.3M to $8.2M.
Hoosier	Post-closure cost	Consider post-closure care cost recommendations by Cornerstone which increase cost from $4.1M to $4.3M.
Hoosier	The facility has accepted aluminum dross waste and segregated the material in the landfill per IDEM MSW inspection reports.	Investigate the management details of aluminum dross waste stream (e.g., volume, disposal practice, etc.) to assure it has been managed well and will not result in future liabilities.
Maple Hill	Soil balance indicates a negative soil balance for construction and operation.	Confirm with Veolia that additional soil and/or borrow area properties have been identified and secured. There may be adequate soil on site, but required soil types and quantities should be evaluated and confirmed.
Maple Hill	Mines have been constructed beneath the site	Recommend Veolia provide additional reports, or that Cornerstone be allowed to contact state regulatory authorities for review.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble Inc.

Rev. 0, 6/26/12
Project 120347.001

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Maple Hill	An old underground injection well has been located on site	Recommend Veolia provide a plugging report for review, or that Cornerstone be allowed to contact state regulatory agencies to determine status.
Maple Hill	An inadequate number of gas wells in the final configuration, and no condensate/ leachate extraction pumps have been allowed for.	Recommend allowing for increased cost for additional gas wells and pumps.
Maple Hill	Post Closure Cost Appear Low.	Additional costs for leachate disposal and for maintenance of condensate/leachate extraction pumps should be provided for.
Morehead	Cell development cost estimates do not include funds for the relocation of existing waste located in Phases 8 and 9. However, according to page 124 of the KPMG Historical Balance Sheet – Other Long-Term Liabilities, as of December 2011 $4.1M of the long-term liability has been reserved for the waste relocation.	Investigate the details for the basis (e.g., volume, waste type, regulatory requirements, leachate handling, etc.) of the waste relocation cost estimates.
Morehead	2007 volume report indicates a permitted airspace 1,852,826 cy greater than the 2011 & 2012 volume reports.	Confirm with the Veolia the reason(s) behind the permitted airspace reduction. It has been assumed that the airspace reduction is related to the existing gas pipeline onsite and the construction of Phase 3B.
Morehead	2011 & 2012 annual design calculations reduce the filled airspace volume by the overall settlement volume; this method artificially increases the reported waste density.	Revise calculation methodology to only include fill volume. Results will provide more accurate densities for the evaluation of landfill filling procedures and site life estimates.
Morehead	No soil balance information was provided for this site.	Confirm with Veolia adequate soil reserves exist onsite or have been secured.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Morehead	Construction unit costs for cell development and closure appear aggressive.	Confirm with Veolia that the unit costs included in the cell development and closure cost estimates are representative typical costs incurred at the site. Refer to the cost comparison sheet in the appendix for estimated construction costs.
Orchard Hills	There is presently an outstanding compliance issue with the IEPA and USEPA regarding NOVs issued for complaints of odors and other landfill gas violations. The IEPA, through the Attorney General's Office, filed a civil complaint with five Counts and possible civil penalties of $50,000 for each violation and an additional $10,000 for each day of violation.	Review all correspondence with USEPA and IEPA regarding the violations. Acquire documentation supporting Veolia's statement: "negotiations have resulted in a Consent Order (including a civil penalty of $150,000) that has been accepted by both parties".
Orchard Hills	Facility Operating Permit expired 2/1/2012 and the Air Quality Title V expired 7/17/2008. Permit renewals have not been issued.	Determine why the permit renewals have been delayed and if there are any outstanding issues associated with the permit renewals.
Orchard Hills	Soil balance shortage of approximately 2.6M cy.	Confirm with Veolia that additional soil and/or borrow area properties have been identified and secured. Required soil types and quantities should be evaluated and confirmed and the cost verified.
Orchard Hills	County's Solid Waste Plan may prohibit future landfill expansions.	Review the County's Solid Waste Plan for applicability to the conceptual expansion and land acquisitions.
Orchard Hills	Leachate cost for disposal has averaged $0.10/gallon at the Rock River Water Reclamation District but is projected at half that cost.	Confirm with Veolia the long term plan for leachate management and disposal.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

Rev. 0, 6/26/12
Project 120347.001

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Valley View	Site has a substantial history of groundwater contamination problems, including gas migration issues. A remediation plan has been implemented over the past decade, but has not yet eliminated the problem and additional remediation is planned.	Obtain from Veolia the May 2000 Gas Migration Remediation Plan and any recent updates on proposed changes to the Gradient Control Effluent Treatment System (GCETS) from either the site or the IEPA.
Valley View	The site received a permit non-compliance advisory in 2011 related to stormwater and proposed additional remedial activity in response, but the implications of this have not been fully elucidated as the IEPA advisory itself was not provided.	Obtain from Veolia the 2011 non-compliance advisory from the IEPA, and any follow-up communication approving or modifying the proposed remediation.
Valley View	The site is in the final stages of permitting an expansion. Without this permit less than a year of capacity remains. Approval is anticipated this year.	Obtain any recent approval/ denial/ or other communications regarding the expansion permit.
Valley View	Questions have arisen regarding the sites contract with the Sanitary Treatment District of Decatur for leachate treatment. Historically, leachate has been trucked offsite.	Confirm with Veolia that they are allowed to continue disposing of leachate at the WWTP.
Valley View	Documents indicate the landfill may be responsible for payments to the Harristown Township Road District for maintenance of surrounding roads.	Confirm with Veolia whether these payments are still valid, and when they are set to expire.
Zion	2011 & 2012 annual design calculations reduce the filled airspace volume by the overall settlement volume; this method artificially increases the reported waste density.	Revise calculation methodology to only include fill volume. Results will provide more accurate densities for the evaluation of landfill filling procedures and site life estimates.
Zion	The IEPA Operating Permit No. 1995-343-LFM has expired as of March 15, 2012 for Site 2.	Confirm with Veolia that the permit is not expired and/or has been updated.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0, 6/26/12
Project 120347.001

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Zion	The Title V Permit No. 097030064 was expired as of November 12, 2007, no other permits were provided for a Title V.	Confirm with Veolia that the permit is not expired and/or has been updated.
Zion	The site is in the final stages of permitting a horizontal and vertical expansion. Without this permit less than a year of capacity remains. Approval is anticipated in 2012.	Obtain any recent approval/ denial/ or other communications regarding the expansion permit from the IEPA.
Zion	BFI/Republic is currently listed on the operating permit as the operator for Site 1, Phase B, and Veolia is the owner.	Confirm with Veolia that a purchase agreement or other documentation is in place for this arrangement, and the terms of the agreement.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin Newberry & Tribble, Inc. Consulting Engineers

2 ARBOR HILLS LANDFILL

2.1 General Site Description

Arbor Hills West Expanded Sanitary Landfill (Arbor Hills) is an active municipal solid waste landfill located at 10690 Six Mile Road, Northville, Michigan. The landfill holdings consist of 686.39 acres, housing a compost area, materials reclamation center, LFGTE plant, and including a parcel with two identified landfill units: Arbor Hills East (AHE), a closed landfill located on the eastern portion of the site and Arbor Hills West, the active landfill consisting of Cells 1, 2, 3, and 5, with future Cells 4 and 6.

The entire property holdings associated with Arbor Hills includes three parcels: Parcel 1 (220.66 acres) is located north of 6 Mile road and houses the existing composting facility and future soil borrow areas; Parcel 2 (337.24 acres) is located on the south side of 6 Mile Road, east of Chubb Road, and contains the two landfill units, maintenance and office buildings and scales; and Parcel 3 (128.49 acres) is located south of the existing CSX railroad and houses the Material Resource Center and public education center. Parcel 3 is accessed from 5 Mile Road.

The landfill is situated on Parcel 2 (337.24 acres), of which 242.5 acres are permitted for waste disposal. Currently 77.1 acres of liner remains to be constructed (consisting of Cell 4 and Cell 6).

A site location map is included in Appendix A. This map provides an aerial view of the facility along with other pertinent information.

2.2 Key Documents Reviewed

1. Veolia ES Arbor Hills Landfill, Inc. – Arbor Hills West Expanded Sanitary Landfill 2009 Construction Permit Application plan set, 24 sheets
2. Landfill Evaluation Report, Golder Associates, Inc., April 2012
3. Leachate Monitoring Reports for DWSD and YCUA
4. Hydrogeologic Monitoring Reports (1Q, 2Q, 3Q and 4Q 2011)
5. Veolia Environmental Services 2011 Annual Airspace Calculations
6. MDEQ-RMD Quarterly Inspection FY2011 (2nd, 3rd, 4th Quarters)
7. Annual Deviation Report and Certification for 2010 and 2011

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble, Inc.

8. Semi-Annual NSPS and Deviation Reports for (2nd) 2010 and (1st and 2nd) 2011
9. 1st and 2nd ROP Semi-Annual SSM Report for 2011
10. GHG Summary Report (EPA reporting)
11. MAERS Source Summary Report (2010)
12. MAERS 2011 Emission Unit Form
13. Environmental Data Resources (EDR) Radius Map, Aerial Photograph Package, Historical Topographic Maps, Sanborn Maps and City Directory Search

2.3 Permits

Copies of available permits were provided by Veolia. A review of the documents is provided in the following sections.

2.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Operating License	9272	June 9, 2010	June 9, 2015
Operating License	9214	May 1, 2009	May 2, 2014
Wastewater Discharge – YCUA Industrial User Permit	VE-12-13	December 1, 2010	December 31, 2013
Wastewater Discharge – DWSD Discharge Permit	706-27528-IU	March 2, 2008	March 1, 2013
Renewable Operating Permit	ROP-N2688-2011	January 24, 2011	January 24, 2016
Stormwater Discharge – NPDES General Permit	MIS210766	June 27, 2007	April 1, 2012

Permits not available for review:

- Updated NPDES permit
- Updated Wayne County Haul Route permit

2.3.2 Facility Operating Permit

The cover page for the State of Michigan Department of Environmental Quality (MDEQ) Waste and Hazardous Materials Division (WHMD) Solid Waste Disposal Area Operating License #9272, was reviewed. The permit was issued June 9, 2010 and expires June 9, 2015. The description listed four authorized areas for disposal: Cell 1, 2, 3, and 5. The list of permit conditions and permitted areas was not available.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

A second Operating License #9214 was reviewed, authorizing operation of the Arbor Hills Center for Resource Management, located at 10833 West Five Mile Road. The permit was issued May 1, 2009, expires May 2, 2014.

2.3.3 Pending / Future / Expansion

There do not appear to be any plans for expansion of the Arbor Hills Landfill. A horizontal and vertical expansion was approved in 2009, consisting of a 17 acre lateral expansion and increased capacity of 18.2 million cubic yards (cy).

2.4 Area, Airspace and Soil Balance

2.4.1 Area

Arbor Hills is situated within a 337.24 acre parcel in Salem Township. The solid waste boundary occupies 242.41 acres within that parcel. The remainder of the parcel is occupied by AHE. Two additional parcels, 220.66 acres north of 6 Mile Road and 128.49 acres south of the landfill and the CSX Railroad, comprise the remainder of the Arbor Hills property.

2.4.2 Airspace

As of March 19, 2011 the remaining permitted airspace was 31,534,710 cy. The site receives an average of 5,500 tpd of waste, or 4,187 cy (based on the current annual density of 2,267 pcy). The life expectancy of the landfill was 24 years, with final closure in 2035.

2.4.3 Soil Balance

The site appears to have a surplus of soil required for construction of final cover. The estimated excavation required to construct cells 4 and 6 is approximately 1.4 million cy while final cover construction is approximately 782,000 cy. There is also an additional borrow area located on the north side of 6-Mile Road. Currently the site receives sufficient contaminated soil to provide daily and intermediate cover (approximately 28% of waste receipts). Should this amount decrease and the site soils be required for cover purposes, it may be necessary to evaluate the available quantity and quality of the borrow site soils.

2.5 Liner and Cover System

2.5.1 Base Liner System

The existing landfill liner is a double-composite liner with a secondary leachate collection system. The existing liner includes (from top to bottom):

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble, Inc.

- 2-foot thick Sand Drainage Layer
- Geocomposite Drainage Layer
- 60-mil HDPE Geomembrane
- 3-foot thick Primary Liner of Compacted Clay
- Geocomposite Drainage Layer
- 60-mil HDPE Geomembrane
- 3-foot thick Secondary Liner of Compacted Clay
- Vapor Barrier

Future cell construction (Cells 4 and 6) will replace the 3-foot secondary clay liner with geosynthetic clay liner (GCL), and reduce the primary clay liner to 2-feet thick, and reduce the sand drainage layer to 1-foot thick.

2.5.2 Final Cover System

The final cover system is 4-feet thick and includes (from top to bottom):

- 6-inches of Topsoil
- 2-feet of Protective Soil
- Geocomposite Drainage Layer
- 40-mil LLDPE Geomembrane
- 18-inches of Cover Soil with GCL or 18-inches of Compacted Cover Soil

2.6 Gas System / Gas to Energy

BFI/Republic Services (Republic) owns and operates the entire GCCS and LFGTE system located at the Arbor Hills landfill. The system currently consists of approximately 188 LFG extraction wells and approximately 20 perimeter monitoring wells. The gas is transported to a LFGTE plant, where it is combusted to generate electricity. The gas plant contains two enclosed flares as well as the engines or turbines. The gas well field and LFGTE plant are owned and operated by BFI/Republic. The system capacity is 8,600 scfm.

2.7 Environmental Monitoring

A slurry wall was installed around the north eastern and eastern sides of the closed Arbor Hills East landfill. Historically, contamination from the AHE was migrating with the upper aquifer toward the east, across Napier Road. The upper aquifer wells used for monitoring the contamination are now apparently used for water level information only. There does not appear to be an ongoing monitoring effort related to the slurry wall.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Groundwater, surface water, leachate and stormwater monitoring are completed under the requirements of the site's Hydrogeologic Monitoring Plan (not available for review). The monitoring is currently managed by Brown and Caldwell (Dublin, Ohio) (B&C).

The landfill gas collection system is monitored monthly for compliance, and the landfill itself is monitored quarterly for surface emissions. LFG perimeter wells are measured to detect off-site migration. The results are reported in accordance with regulatory requirements.

2.7.1 Hydrogeology and Groundwater

The site performs quarterly and semi-annual hydrogeologic monitoring in accordance with the requirements of the approved Hydrogeologic Monitoring Plan (document not available for review). The Plan requires quarterly monitoring of three (3) upper aquifer monitoring wells and four (4) leachate monitoring locations, and semi-annual monitoring of two (2) intermediate/sand monitoring wells, 15 lower aquifer monitoring wells, one (1) gravity drain line, and one (1) surface water location.

Laboratory results from the collected samples are compared to established prediction limits which are based on statistical evaluation of the previous laboratory results. Any parameter which is present at concentration above the prediction limit is reported as an exceedence for that parameter. Future sampling events will confirm the exceedence or determine it to be insignificant.

Quarterly and semi-annual reports from the year 2011 were available for review. The monitoring results indicate that the upper aquifer is generally consistent with statistical variances occurring in one well (MPB-186) for the parameter of Total Organic Carbon (TOC). The intermediate/sand aquifer monitoring well MPB-216 demonstrated one variance each in dissolved arsenic and dissolved barium in the second and fourth quarters, respectively. The lower aquifer demonstrated exceedences in the parameters of chloride, total dissolved solids, dissolved arsenic, dissolved barium in the second quarter, and chloride, total dissolved solids, dissolved arsenic, dissolved barium, and ammonia in the fourth quarter. B&C determined that the exceedences were natural results from groundwater variances within the aquifer.

A remediation system for migrating contamination, from the AHE closed site, is located on the property adjacent to the east, across Napier Road. The associated monitoring wells are located north of the remediation ponds. These wells are utilized by Arbor Hills for groundwater level measurements only. Any monitoring of these wells is the responsibility of BFI/Republic Services.

The site has one surface water monitoring point, which is monitored semi-annually. B&C reports that the surface water monitoring results are consistent with historical data; therefore the surface water is not impacted by the landfill.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Leachate monitoring is completed quarterly at four monitoring points, for the parameters listed in the HMP. B&C quarterly reports indicate that the leachate monitoring results are consistent with historical data. Monitoring reports submitted to the water treatment facilities, YCUA and DWSD, also report that the leachate quality is consistent and meets the requirements of the sewer discharge permits.

2.7.2 Landfill Gas Probes

Information about perimeter gas monitoring probes was limited. In second and third quarters 2011, MDEQ reported that during the quarterly inspection, it was found that gas was present in two of the perimeter probes near the southeast corner of the landfill. The fourth quarter report, dated September 13, 2011, stated that the site was back in compliance and the gas issue was corrected. No information was available regarding the corrective action, nor the total number of gas probes monitored.

2.7.3 Stormwater

The facility discharges stormwater under authorization of a Certificate of Coverage (MIS210766, expired) under General Stormwater Permit (MIS21000, expired). Under the general permit, no monitoring is required. However, surface water is monitored under the requirements of the Hydrogeologic Monitoring Plan.

There appears to be an existing gravity drainage line from Cell 4 which discharges to the stormwater pond. It appears to be a subgrade drain to remove upper aquifer groundwater impeded by the slurry wall and discharge it to the surface water pond. Additional gravity drain line construction is included in construction costs for Cells 4 and 6.

2.7.4 Air and Landfill Gas

Veolia has been submitting air quality reports as required by the Title V permit. All monitoring and corrective action are completed by Republic as part of their ownership of the GCCS. Based on the reports available for review, Arbor Hills is in compliance with the requirements of the permit.

2.8 Compliance History

Veolia utilizes the Dakota Auditor Software to manage environmental compliance programs. The data provided for this review indicates that the site is generally in compliance with regulatory requirements. Any violations recorded over the past 3 years have been corrected. Through November 2011, there were 9 flags and 0 Notice of Violations for the site.

The following is a list of recorded and corrected deficiencies reported on the Dakota tracking system for 2011:

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble, Inc.

- SWPPP and SPCCC training logs missing
- Leachate seeps
- E-policy training
- Cover repairs
- GW exceedences – alternate source demonstration completed

It was also noted in the MDEQ quarterly inspections that fugitive methane was present in two perimeter gas probes during 2Q2011 and 3Q2011. Republic was aware of the exceedences and were addressing the problem. It was not reported again on the 4Q2011 inspection.

2.9 Capital Expenditures and Closure / Post Closure Costs

All costs presented in this section are based on information provided by the landfill owner. Any appropriate discussion of the validity of these costs are discussed at the end of this section. All costs are in 2012 dollars.

Included as Appendix A is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced cell construction costs ranging from $200,000 to $250,000 per acre (or higher if earthwork volumes are large) and capping costs ranging from $120,000 to $150,000 per acre. In view of this, and as shown in the Appendix A summary, it is recommended that certain cost expectations should be increased. We recommend the following additional cost considerations:

- Include cost for construction documents for closure phases. This cost was estimated to be $5,000 per phase and will include construction plans, specifications, and bidding documents.
- Include cost for borrow source restoration to the last phase of closure. We recommend adding the cost of seed and mulch over the borrow area (estimated at 50 acres).
- Increase the cost of post-closure mowing activities to be more in line with current rates, around $50 per acre.
- Post-closure contingency is very aggressive at 5%. We recommend increasing the contingency budget to 10%.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

Additional considerations in the cost estimates:

- Maintenance and replacement of security measures was not included in the post-closure cost.

2.9.1 Air Space Memos

Based on the 2012 airspace memo and cost calculations, the following costs are estimated for Construction, Closure and other Capital Expenditures over the life of the landfill.

	2013	2014	2019	2022	2023	Total
Cell Construction	$6,121,849	7,702,080	9,672,120	6,010,740	6,315,645	$35,822,434.00
	2017	2025	2035			
Closure	$8,691,597	5,969,541	11,868,471			$26,529,609.00
Other CapEx	$3,381,315					

2.9.1.1 Cell Development

Five phases (4A, 4B, 6A, 6B, 6C) totaling 77.1 acres remain to be constructed. Based on the 2012 Annual Airspace Summary, new phase construction is scheduled to occur in 2015 (Cell 4A -15 acres), 2014 (Cell 4B - 16 acres), 2019 (Cell 6A – 14.7 acres), 2022 (Cell 6B – 11.7 acres) and 2023 (Cell 6C – 19.7 acres).

The total construction cost estimate for the remaining phases is estimated at approximately $36M, which equates to $464,623 per acre. The 2012 unit costs, which are the 2011 unit costs inflated by 2.9 percent, appear to utilize slightly aggressive unit costs associated with the earthwork portion of the construction. No information was provided for the basis of the unit costs. The construction cost estimates include a five percent administrative/contingency amount, which is considered low. However, the cost remains higher than the typical construction cost-per-acre in this region. The cost is likely higher for this site due to the dual-containment system.

2.9.1.2 Closure

Three phases (1, 2, and 3) of the facility remain to be closed. Based on the 2012 annual airspace calculations, closure construction is scheduled to occur in 2017 (Phase 1 – 85.1 acres), 2025 (Phase 2 – 48.8 acres) and 2035 (Phase 3 – 108.6 acres).

Consistent with the cell development costs, the unit costs for the closure earthwork are slight aggressive and include a 2.9 percent inflation rate and a low 5% contingency amount. No information was provided for the basis of the costs. Based on the closure cost estimate, the area remaining to be closed is 242.5 acres. The total closure costs have

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been estimated at approximately $26.5M, which equates to $109,400 per acre. This value is generally low for this region.

2.9.1.3 Landfill Gas System

Arbor Hills is not responsible for expansion or maintenance of the GCCS at the site. Therefore, no expenditures for the system are included in capital expenditures or post-closure costs.

2.9.1.4 Other Capital Expenditures

For the 2012 ASM, the facility has estimated the cost other capital expenditures at approximately $3.4M. These expenditures include relocation of the office and maintenance buildings, replacement scales, leachate storage tanks, and a citizen drop-off area. No schedule for completion of these activities was provided, other than the necessity to relocate the buildings for construction of Cells 4 and 6.

2.9.1.5 Post-Closure

The post-closure period for the facility is 30 years and the total post-closure monitoring costs have been estimated at $13.8M, which equates to approximately $47,000 per acre. No information was provided for the basis of the unit costs; however the estimate appears consistent with facilities of this size. It should be noted that this cost does not include O&M for the GCCS.

2.10 Site Visit and Interview

Not permitted by seller.

2.11 Regulatory Interview (If allowed)

Not permitted by seller.

2.12 Other Significant Items that are Unique to the site

The closed landfill (AHE), LFG collection system and LFGTE plant are owned and operated by Republic. The contractual documents were not available for review. It is not clear if the ownership is by lease or full ownership. Any major changes in Republic's ownership structure could negatively affect Arbor Hills and require additional capital expenditure.

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3 BLACKFOOT LANDFILL

3.1 General Site Description

Blackfoot Landfill is an active municipal solid waste landfill located at 3726 E. State Road 64, Winslow, Indiana. It is situated on a single parcel comprising 378.4 acres. The facility houses a sludge solidification center, and composting area. The permitted solid waste boundary encloses 177.8 acres, with 88.9 acres constructed (Cells 1 through 6 and 8B) and 88.9 acres remaining in Cells 7, and 9 through 12. A site location map is included in Appendix B. This map provides an aerial view of the facility along with other pertinent information.

3.2 Key Documents Reviewed

1. Partial plan set titled "Major Permit Modification Application – Landfill Expansion" dated September 17, 2008, prepared by CEC, Inc. Sheets available for review included Title, 2, 10, 12, 14, and 15
2. Partial plan set titled "NSPS Design Plans for the Landfill Gas Collection and Control System" dated April 2011, prepared by Cornerstone Environmental Group, LLC. Sheets available for review included Title, and 2 "Final Development Site Plan"
3. Indiana Department of Environmental Management – Agricultural and Solid Waste Compliance – Municipal Solid Waste Landfill Inspection (quarterly, dated July 7, 2011)
4. Tier II Tank Inventory, prepared by Veolia
5. Groundwater Quality Data and Statistics reports by ATC Associates, Inc., May 2011 (dated August 18, 2011) and November 2011 (dated December 22, 2011)
6. 2011 Annual Leachate Generation Report, prepared by Veolia Environmental Services, dated February 24, 2012
7. Semi-Annual Storm Water Sample reports prepared by ATC Associates, Inc., dated February 2, 2011, August 18, 2011 and December 21, 2011
8. Veolia Airspace Memo Cost spreadsheet and Memos, 2011 and 2012.
9. Landfill Evaluation Report for Blackfoot Landfill, Winslow, IN prepared by Golder Associates, Inc., dated April 20, 2012
10. Landfill Profile Sheet for Blackfoot Landfill, prepared by Golder Associates.
11. GHG Summary Report, 2010 prepared by Veolia

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12. Annual Compliance Certification Report – 2010 for Part 70 Operating Permit Number T125-26885-00033, prepared by Veolia.
13. 1st and 2nd Semi-Annual GCCS Report – 2011 for Part 70 Operating Permit T125-26885-00033, prepared by Veolia.
14. 2nd Semi-Annual GCCS Report – 2010 for Part 70 Operating Permit T125-26885-00033, prepared by Veolia.
15. Quarterly Carbon Monoxide Reports – 4Q11, prepared by Veolia.
16. 1st and 2nd Semi-Annual SSM Report – 2011 for Part 70 Operating Permit T125-26885-00033, prepared by Veolia.
17. 2nd Semi-Annual SSM Report – 2010 for Part 70 Operating Permit T125-26885-00033, prepared by Veolia.

3.3 Permits

Copies of available permits were provided by Veolia. A review of the documents is provided in the following sections.

3.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Permit	FP 63-04		
Facility Permit Modification	FP 63-04	December 3, 2009	
Part 70 (Air)	T125-26885-00033	March 13, 2009	March 13, 2014
Part 70 Modification	T125-26885-00033	March 11, 2011	March 13, 2014
Solid Waste Composting Facility	63-02C		November 22, 2015
Coal Mine Permit		May 25, 1993	n/a
NPDES Permit	IN0058866	May 1, 2007	April 30, 2012

Permits not available for review:

- Updated NPDES permit

3.3.2 Facility Operating Permit

The Solid Waste Facility Permit was modified with one Major Modification for Acreage Expansion, issued December 3, 2009 which included 14.75 acre horizontal expansion and increased permitted airspace from 20,982,850 cy to 26,473,350 cy. The Title V Air permit (Part 70) was modified with approval in March 2011 to expand the site from 10,069,853 Mg of waste to 22,223,061 Mg of waste.

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3.3.3 Pending / Future / Expansion

There are no further expansions planned at this time.

3.4 Area, Airspace and Soil Balance Airspace and Soil Balance

3.4.1 Area

Blackfoot Landfill is situated on a 378.4 acre parcel. The northern portion of the site houses the offices, parking, sludge storage facility, compost areas, and leachate storage tanks. The site is bisected by an east-west power line easement.

The permitted solid waste boundary encloses 177.8 acres, with 88.9 acres constructed (Cells 1 through 6) and 88.9 acres remaining in Cells 7 and 9 through 12. Cell 8B is scheduled for construction in 2012, with Cell 7 construction split between 2014 and 2017 (noted Airspace Memo supporting data but not tabulated in costs).

3.4.2 Airspace

As of January 15, 2012 the remaining permitted airspace was 18,976,300 cubic yards. The site is projecting an average of 1,700 tpd of waste, at an anticipated annual density of 2,000 pcy. The life expectancy of the landfill is 39 years, with final closure in 2052.

3.4.3 Soil Balance

Based on the information provided for review, the following soil requirements were projected for the site:

- Daily or intermediate cover (calculated as 5% of waste volume) = 949,000 cy
- Volume of fill for Cell construction = 239,000 cy
- Volume of soil for compacted soil liner = 407,000 cy
- Volume of soil for 5-foot thick cover system = 1,143,000 cy
- Total volume of soil needed for closure condition = 2,738,000 cy
- Volume of cut from Cell construction = 2,624,000 cy
- Deficit of soil = 114,000 cy

The soil required may be available on site; there is approximately 200 acres of unpermitted area which could be used for a borrow source if the soil is appropriate. It should also be noted that the calculations may not include diversion berms in the final cover nor intercell separation berms.

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HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

The Airspace Memo estimates cover costs based on 1.5 feet of cover soil above the FML (3.5 feet total cover thickness) rather than the 3 feet depicted in the permit set (5 feet total cover thickness). The elimination of 2 feet of soil from the estimate will impact closure costs.

3.5 Liner and Cover System

3.5.1 Base Liner System

The permitted liner for the facility includes (from top to bottom):

- Geotextile (optional)
- 12-inch Granular Drainage Layer
- Geotextile
- 60-mil HDPE Geomembrane
- 3-foot Compacted Clay Liner

3.5.2 Final Cover System

The final cover system for the facility includes (from top to bottom):

- 6-inch Topsoil Layer
- 30-inches Protective Soil
- Geocomposite Drainage Layer or 12-inches Aggregate Drainage Layer
- 60-mil HDPE or 40-mil LLDPE Geomembrane
- 12-inches Recompacted Soil Liner
- 12-inches Structural Fill

3.6 Gas System / Gas to Energy

Currently, the Blackfoot Landfill has 41 gas extraction wells, header piping, valves and other equipment to supply LFG to the utility flare (2,000 scfm capacity) and the Co-Gen facility located on-site. The final GCCS plan includes approximately 142 LFG extraction wells and will include additional back-up destruction equipment as needed. The expected total flow of LFG is about 5,000 scfm. Current flow is reported as 525 scfm.

The existing gas plant operated by Vectren Energy (ESG Biofuels, LLC) has two combustion engines and a LFG treatment system. The cogen facility operates under the site's Title V permit.

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The costs for gas wellfield expansion, flare replacement and maintenance are included in closure costs on a per-acre basis. The gas wellfield is designed to be expanded as the landfill closure progression continues.

The LFGTE contracts were not available for review.

3.7 Environmental Monitoring

3.7.1 Hydrogeology and Groundwater

Detection monitoring system includes 14 ground water monitoring wells, monitored twice per year (May and November). Eleven of the monitoring wells are screened in the shallow sandstone and three monitoring wells are in deeper sandstone aquifer. An additional 12 piezometer wells are used for water level measurements and may be converted to groundwater monitoring points in the future.

The piezometric surface of the groundwater indicates the groundwater in both the upper sandstone aquifer and the lower aquifer are flowing to the southwest.

Groundwater monitoring reports were reviewed from November 2011. The Groundwater sampling and reporting is completed by ATC Associates, Inc. of Indianapolis, Indiana. Laboratory analysis is performed by Siemens Water Technologies, Corp of Rothschild, Wisconsin. The groundwater monitoring program is in accordance with the "Revised Groundwater Sampling and Analysis Plan" dated August 5, 2009 (this document was not available for review).

The laboratory analysis indicates that there is an increasing trend in groundwater for chloride and dissolved sodium in two wells. ATC indicates that this increasing trend is consistent with historical data also showing a gradual increase in expected sodium and chloride levels.

3.7.2 Landfill Gas Probes

There are no perimeter gas probes to monitor off-site LFG migration.

3.7.3 Stormwater

Blackfoot Landfill was issued NPDES permit No. IN0058866 (expired April 2012) for stormwater discharge from the site. The permit requires weekly monitoring of effluent parameters including CBOD5, TSS, Nickel (total), Cyanide (total) and pH. Non-

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compliance discharges shall be reported within 24 hours with a written report submitted in 5 days.

In compliance with the Solid Waste Facility Permit (FP 63-04), semi-annual analysis of the storm water retention basin outfall is required for pH, total iron, Ammonia-Nitrogen, TSS, and total phenolics. The results appear to be consistent over the three reporting periods, and remain below the limits set forth in the permit.

3.7.4 Surface Water

No surface water monitoring is required by the Solid Waste Facility Permit other than the stormwater discharge monitoring.

3.7.5 Leachate

Leachate volumes are reported annually as required by the Solid Waste Facility Permit. The site has a recirculation plan. In 2010, nearly all the leachate was recirculated, with only 211,210 gallons being disposed off-site. The monthly recirculation volume ranged from 105,875 to 395,500 for a yearly total of 2,887,875 gallons in 2010. In 2011, the recirculation rate was between 35,875 and 160,200 gallons per month for a total of 877,502 gallons in 2011. The remaining leachate disposed off-site ranged the monthly volumes between 188,092 and 752,395 gallons for a total of 5, 250,915 gallons for 2011.

Leachate is transported by forcemain to two (2) underground storage tanks located near the east property boundary. Leachate not used for recirculation is disposed offsite. Maximizing leachate recirculation (to the maximum of 50 gallons per ton placed) will minimize operational costs associated with leachate disposal.

3.7.6 Air and Landfill Gas

The GCCS system is monitored in accordance with Title V and NESHAP requirements:

- Gas extraction wells are monitored monthly
- Control systems (gas plant, flare, treatment system) are continuously monitored for proper functioning.
- Quarterly surface emissions are monitored.
- Semi-Annual GCCS reports, Semi-Annual SSM, Annual Compliance Reports are submitted in accordance with the Permit schedule.

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The site was not out of compliance for emissions during the last 18-months of reporting. Any deviations or exceedences observed during monitoring events were re-monitored and corrected as necessary. Deviations include:

- Intermittent temperature, pressure and oxygen deviations
- Decreasing gas quality leading to well abandonment
- System start-up and shut down within permit time frames
- Intermittent surface emissions monitoring exceedences

3.8 Compliance History

The quarterly IDEM inspection report (July 7, 2011) indicates that the site is in general compliance with permit requirements and general housekeeping rules. One leachate seep was noted on the north side of Cell 6 with no evidence of off-site migration. An additional leachate seep on the SW corner of Cell 5 was scheduled for repair.

Veolia utilizes the Dakota Auditor Software to manage environmental compliance programs. The data provided for this review indicates that the site is generally in compliance with regulatory requirements. Any violations recorded over the past 3 years have been corrected. Through 2011, there were 12 flags and 0 outstanding Notice of Violations (NOVs) for the site.

The following is a list of recorded and corrected deficiencies reported on the Dakota tracking system for 2011 (remedied as of 2/21/12):

- Tank placards
- Missing level gauges
- Spill pallets
- Overfill protection
- Update SPCC and SWPPP
- Missing Table 3

There are no current groundwater exceedences, and no current outstanding NOVs for the landfill.

3.9 Capital Expenditures and Closure / Post Closure Costs

All costs presented in this section are based on information provided by the landfill owner. Any appropriate discussion of the validity of these costs are discussed at the end of this section. All costs are in 2012 dollars.

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Included as Appendix B is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced cell construction costs ranging from $200,000 to $250,000 per acre and capping costs ranging from $120,000 to $150,000 per acre. In view of this, and as shown in the Appendix B summary, it is recommended that certain cost expectations should be increased. We recommend the following additional cost considerations:

- Include cost for construction documents for closure phases. This cost was estimated to be $5,000 per phase and will include construction plans, specifications, and bidding documents.
- Include cost for borrow source restoration to the last phase of closure. We recommend including the cost of seed and mulch over an estimated borrow area of 50-acres.
- Increase the capital costs for road construction associated with each phase of cell construction.
- Post-closure contingency is very aggressive at 5%. We recommend increasing the contingency budget to 10%.
- Increase the quantity of diversion berms in the final cover system to reflect the expansion permit quantities.
- Increase cover soil (general fill) quantity for 2.5-foot thickness to provide the permitted cover section.
- Include cost to construct a wetland for leachate treatment in the last phase of closure construction. This was mentioned in the post-closure cost spreadsheet, where leachate volume appears to be low and the cost doesn't appear to include cost of the wetlands construction.

Additional considerations in the cost estimates:

- The cost to upgrade/replace the LFG flare is incorporated into a per-acre cost and thus is spread over the life of the closure period. Realistically, it is a one-time

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big-ticket item and will impact one phase of the closure. The cost for a replacement flare also is low; recent pricing for a 4,000 scfm flare in the same region was about $240,000 opposed to the budgeted $150,000. With installation costs, a total price of about $265,000 could be expected.

3.9.1 Air Space Memos

Based on the 2012 airspace memo and cost calculations, the following costs are estimated for Construction, Closure and other Capital Expenditures over the life of the landfill.

	2014	2023	2028	2039		2042	Total
Cell Construction	$4,475,209	3,844,948	4,479,022	1,661,851		3,358,711	$17,819,741.00
	2020	2028	2037	2041	2046	2052	Total
Closure	$1,434,852	3,716,190	3,104,203	3,099,032	2,298,342	2,953,013	$16,605,632.00
Other CapEx	$1,326,661						

3.9.1.1 Cell Development

Five phases (7, 9, 10, 12, and 11) totaling 77.1 acres remain to be constructed. Based on the 2012 Annual Airspace Summary, new phase construction is scheduled to occur in 2014 (Cell 7 – 17 acres, split into two phases), 2023 (Cell 9 – 17.5 acres), 2028 (Cell 10 – 20.5 acres), 2039 (Cell 12 – 8.8 acres) and 2042 (Cell 11 – 17.6 acres).

The total construction cost estimate for the remaining phases is estimated at approximately $17.8M, which equates to $218,916 per acre. The 2012 unit costs, which are the 2011 unit costs inflated by 2.9 percent, appear to utilize slightly aggressive unit costs associated with the earthwork portion of the construction, as described above. No information was provided for the basis of the unit costs. The construction cost estimates include a five percent administrative/contingency amount, which is considered low. However, the cost is within the range of typical construction cost-per-acre in this region.

3.9.1.2 Closure

Six phases (4, 5, 6, 7, 8, and 9) of the facility remain to be closed, totaling 141.75 acres. Based on the 2012 annual airspace calculations, closure construction is scheduled to occur in 2020 (Phase 5 0 12.6 acres), 2028 (Phase 5 - 28.1 acres), 2037 (Phase 6 – 27.4 acres), 2041 (Phase 7 – 85.1 acres), 2046 (Phase 8 – 20.3 acres) and 2052 (Phase 9 – 26.1 acres).

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Consistent with the cell development costs, the unit costs for the closure earthwork are slightly aggressive and include a 2.9 percent inflation rate and a low 5% contingency amount. No information was provided for the basis of the costs. Based on the closure cost estimate, the area remaining to be closed is 141.75 acres. The total closure costs have been estimated at approximately $16.6M, which equates to $113,000 per acre. This value is generally low for this region.

3.9.1.3 Landfill Gas System

The construction costs associated with the final landfill gas collection and control system (GCCS) appear reasonable for a system of this size and include the replacement of the flare. The facility has also included the costs associated with the construction of a temporary or interim GCCS. The cost for the interim system is assumed at 40 percent of the total GCCS cost.

Per the 2012 Cost Calculations, the total cost of the GCCS is estimated at approximately $3.5M, with an additional $1.4M for the temporary/interim system. Construction costs for the interim system are incorporated into the cell construction cost estimates, at a proportional cost per acre. Phasing plans for the GCCS were not provided.

3.9.1.4 Other Capital Expenditures

For the 2012 ASM, the facility has estimated the cost other capital expenditures at approximately $1.3M. These expenditures include leachate storage expansion, permit modifications, replacement scales, pond construction, and road improvements.

3.9.1.5 Post-Closure

The post-closure period for the facility is 30 years and the total post-closure monitoring costs have been estimated at $6.55M, which equates to approximately $36,800 per acre. No information was provided for the basis of the unit costs; however the estimate appears consistent with facilities of this size.

3.10 Site Visit and Interview

Not permitted by Seller.

3.11 Regulatory Interview (If allowed)

Not permitted by Seller.

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3.12 Other Significant Items that are Unique to the site

The site currently has a sludge/waste solidification program. There was very little information available for review in terms of operation of this program. Some items to consider include:

- Sludge is typically less stable than other types of MSW and may compromise the waste structure, especially if placed near an exterior slope or near a cell boundary. It may be necessary to evaluate future cells for stability issues to ensure that safety is met.
- The costs for long-term leachate disposal were contingent on the permitting and construction of a leachate treatment wetland. If the design is not permitted, alternative methods for leachate treatment will be required.

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4 BLUE RIDGE LANDFILL

4.1 General Site Description

The Blue Ridge Landfill (facility) is an active municipal solid waste landfill located at 2700 Winchester Road, Irvine, Kentucky, 40336. The facility was originally permitted in November 1984 by Crouch Enterprises; the facility was then acquired by Waste Management in 1990, BFI in 1998, Allied Waste in 2000, and Veolia in 2007. A site location map is included in Appendix C. This map provides an aerial view of the facility along with other pertinent information.

4.2 Key Documents Reviewed

1. Veolia Landfill Profile Sheet
2. Veolia ES Blue Ridge Landfill, Inc., Solid Waste Permit #SW03300004, Issued 03/11/2010
3. Property Survey Prepared by Ballard, Spahr, Andrews & Ingersoll, LLP, Dated 06/22/2007
4. Veolia Airspace Memo and Cost Calculations Dated 07/22/2011
5. Veolia Airspace Memo and Cost Calculations Dated 05/17/2012
6. *Landfill Evaluation report for Blue Ridge Landfill, Irvine, KY*, Prepared by Golder Associates, Inc., Dated 04/20/2012
7. Environmental Due Diligence Report, Prepared by RMT, Inc., Dated 08/2007
8. 2011 Groundwater Statistical Analysis Reports, Prepared by Nesbitt Engineering, Inc.
9. 2009 As-Built GCCS, Prepared by Kenvirons, Inc., Dated 03/19/2009
10. 2011 GCCS Construction Bidding Plan, Prepared by Cornerstone Environmental Group, LLC, Dated 12/22/2010
11. 2011 Flare/Blower Station Reports, Prepared by Monitoring Control and Compliance, Inc.
12. 2010/2011 Quarterly Surface Water Reports, Prepared by Veolia.
13. 2010/2011 Monthly Stormwater Discharge Reports, Prepared by Veolia
14. 2010/2011 Monthly Wastewater Discharge Sampling Reports, Prepared by Veolia
15. 2010/2011 Semiannual & Annual Title V Compliance Certification Reports, Prepared by Veolia
16. 2011 Quarterly Waste Quantity Reports, Prepared by Veolia
17. 2011 Quarterly Compliance Evaluations, Prepared by Veolia
18. 2010/2011 Compliance Inspection Reports, Prepared by KY Division of Waste Management

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4.3 Permits

Site permit information was provided by Veolia.

4.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit	SW03300004	6/07/2007	7/01/2012
Leachate Disposal Irvine Municipal Utilities	2008-IU-01	5/1/2011	4/30/2012
Stormwater Discharge (KPDES)	KYR500012	Issued 4/12/1996	
Air Quality – Title V	G-07-001	07/16/2002	07/16/2012
Pollutant Discharge Elimination	KY0091707	11/02/2007	

4.3.2 Facility Operating Permit

The current permit includes six permitted activities, which include composting, construction/demolition debris (CDD) landfill, transfer station, residential landfill, contained landfill, and class II land farm.

No special permit conditions of significant importance are included in the permit.

4.3.3 Pending / Future / Expansion

No information related to future expansions of the facility was provided.

4.4 Area, Airspace, and Soil Balance

4.4.1 Area

Based on the Veolia Landfill Profile Sheet and property survey information, the facility property consists of 345.26 ac, of which 149.24 ac are listed as the total permitted area. Of the of 149.24 ac area, 49.91 ac are listed as disposal area (Phases 1 – 12) in the facility's solid waste permit. Of the 49.91 ac disposal area, 36.53 ac are listed for the contained landfill (Subtitle D lined) and 13.38 ac is listed for the residential landfill (pre-Subtitle D).

The permitted footprint listed in the Veolia Landfill Profile Sheet is greater than that listed in the solid waste permit because it includes the entire residential landfill. A portion of the closed residential landfill will be overlapped by the contained landfill. Upon closure of the contained landfill, the size of the residential landfill will be reduced to approximately 7.6 ac.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

4.4.2 Permitted Airspace Based on the 2007 RMT report, the permitted airspace for the facility was reported as 8,578,619 cy; however, the 2011 and 2012 Airspace Memo along with the Veolia Landfill Profile Sheet, reports the permitted airspace as 8,455,257 cy or 120,362 cy less than previously reported permitted airspace. The source of the airspace reduction could not be determined based on the information provided. 4.4.3 Remaining Permitted / Constructed Airspace The 2012 Airspace Memo reports the remaining permitted airspace at 3,829,627 cy and the remaining constructed airspace at 682,270 cy (Phases 1 - 9). 4.4.4 Remaining Site Life The 2012 Airspace Memo reports a remaining site life of 24.3 years, which is based upon an assumed waste acceptance rate of 425 tpd, 260 filling days per year, and a projected waste density of 1,400 pcy. 4.4.5 Soil Balance The soil balance for the facility, included in the 2012 Cost Calculations, appears to indicate a soil storage of approximately 1.8M cy, which is based on the remaining excavation from the phase construction. It does appear the facility has an additional borrow source, however no information was provided regarding the soil quantities and/or types other than a note indicating the facility will have a soil deficit of approximately 362,000 cy for construction and operation in 2015. The 2012 Cost Calculations do not include any funds for the purchase of additional soil or property. 4.5 Liner and Cover System 4.5.1 Baseliner System The permitted baseliner system for the facility includes (from top to bottom): Geotextile 12-inch Granular Drainage Layer Geocomposite Drainage Layer 60-mil HDPE Geomembrane 36-inch Compacted Soil Liner Geotextile 6-inch Granular Underdrain System X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347\_Project Files\Active Landfill Due Diligence Report\North-Central US Active LF DD Report - IL IN KY MI MO.docxLast Printed: 6/26/12

4.5.2 Final Cover System

The permitted final cover system for the facility includes (from top to bottom):

- 12-inch Topsoil Layer
- 24-inch Rooting Layer
- Geocomposite Drainage Layer
- 40-mil Textured LLDPE Geomembrane
- 18-inch Compacted Soil Liner

4.6 Gas System / Gas to Energy

The facility has installed a limited gas collection and control system within Phases 1-3, which is connected to a flare/blower station. Based on the records provided, the flare is operating between 300 and 600 scfm.

4.7 Environmental Monitoring

The facility utilizes the Dakota Auditor Software to manage the facility's environmental compliance program. Based on the 2012 report by Golder, all red flags identified in 2011 have been rectified.

4.7.1 Hydrogeology and Groundwater

4.7.1.1 Groundwater

The groundwater monitoring network at the facility consists of five monitoring wells, which are sampled quarterly by Nesbitt Engineering, Inc. Analytical testing of the samples was performed by TestAmerica, Inc. and Siemens Water Technologies (prior to 2011).

In 2011, TOX, arsenic, cadmium, and chloride were detected above their maximum containment levels (MCL), which based on the information available appears consistent with previous exceedances at the site. The 4th Quarter report did indicate an increasing trend in both the chloride and TOX in monitoring well MW-7. All exceedances at the site have been attributed to analytical errors or to naturally occurring conditions.

The 2007 report by RMT suggested that the groundwater monitoring well network, which consisted of 10 wells at the time, lacked sufficient coverage along the north limits of the facility between MW-13 and MW-14. As stated above, the current network only includes five monitoring wells. No information was provided regarding the decommissioning of the existing monitoring wells and/or any correspondence with the state.

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4-4

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble, Inc.

Per the 2007 RMT report, groundwater is pumped from the underdrain system installed below the landfill units. This water is pumped into two treatment wetlands and due to the high iron content of the water, lime is added as a buffering agent. 4.7.2 Landfill Gas Probes Based on the 2007 RMT report, the facility has seven perimeter gas monitoring probes which have not had and exceedances. The 2011 monitoring results were referenced in the quarterly Waste Quantity Reports; however those results were not included in the information provided. 4.7.3 Stormwater The facility’s storm water discharges are covered under the Kentucky Pollution Discharge Elimination System (KPDES) Permit. Sampling/reporting of stormwater discharge is performed monthly by Nesbitt Engineering, Inc. The facility reported 13 exceedances in 2010 and 18 exceedances in 2011. The exceedances included cadmium, iron, zinc, pH, and gross alpha radiation. The gross alpha radiation exceedances are reportedly the result of naturally occurring radionuclides. 4.7.4 Surface Water The facility has four surface water points, which were sampled quarterly by Nesbitt Engineering, Inc. During 2010 and 2011, no flow was reported for all quarterly sampling events. Surface water samples are to be analyzed for chloride, sulfate, iron, sodium, organic carbon, BOD, COD, specific conductance, TSS, TDS, and pH. 4.7.5 Leachate Wastewater discharges from the facility (leachate) are sampled monthly and reported to the Irvine Municipal Utilities for the calculation of the surcharge rate, which ranges from $25 to $800 per month. In general, the samples appear to have slightly elevated levels of arsenic. 4.7.6 Air and Landfill Gas Per the semiannual Title V monitoring reports, as of December 31, 2011 the facility has not exceeded the 50 Mg/year NMOC emissions rate and therefore is not subject to the NSPS monitoring requirements. Tier 2 testing was performed at the facility in July 2009. X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347\_Project Files\Active Landfill Due Diligence Report\North-Central US Active LF DD Report - IL IN KY MI MO.docxLast Printed: 6/26/12

4.8 Compliance History

Two past notices of violations (NOVs) have been identified for the facility, which include:

Date:	11/02/2007
Issuing Agency:	KYDEP
Violation:	Insufficient operating equipment, soil erosion and lack of vegetation (ENV20070001).
Explanation:	A NOV was issued on 11/2/07 by the KYDEP for insufficient operating equipment, soil erosion on sloped areas and lack of vegetation. The site remediated the issues and no further action is necessary.

Date:	09/03/2008
Issuing Agency:	KYDEP
Violation:	Surface water discharge exceedance.
Explanation:	An NOV was issued by the KYDEP for surface water discharge exceedances. The operational and reporting requirements were immediately modified and corrected. A follow up report was provided. This issue is fully resolved. No further action necessary.

Based on 2010/2011 compliance inspection reports, the facility has received only citations related to administrative items.

4.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix C is a comparison of recent assessments prepared by Veolia which project site development, closure, and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes, which are discussed in the following sections.

In this area of the United States, we have experienced cell construction costs ranging from $300,000 to $750,000 per acre and capping costs ranging from $75,000 to $160,000 per acre. In view of this, and as shown in the Appendix C summary, it is recommended that certain cost expectations should be increased.

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4-6

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

All costs presented in this section are based on information provided by the landfill owner. Any appropriate discussion of the validity of these costs are discussed at the end of this section. All costs are in 2012 dollars.

Based on the 2012 airspace memo and cost calculations, the following costs are estimated for Construction, Closure and other Capital Expenditures in the next five years.

	2013	2014	2015	2016	2017	Total
Cell Construction	$1,656,869					$1,656,869
Closure						$0
Other CapEx			$339,159			$339,159

4.9.1.1 Cell Development

Three phases (11, 10, and 12) of the facility remain to be constructed. Based on the 2012 Annual Airspace Summary, new phase construction is scheduled to occur in 2015 (Cell 11 - 3.5 ac), 2019 (Cell 10 - 5.1 ac), and 2024 (Cell 12 - 6.2 ac).

The total construction cost for the remaining phases is estimated at approximately $6.4M, which equates to $435,000 per acre. However, the unit costs, which have been inflated by 2.9 percent over the previous year, appear to utilize slightly aggressive unit costs associated with the earthwork and CQA services of the construction. No supporting information was included for the unit costs. The construction cost estimates include a five percent administrative/contingency amount, which is considered low.

Based on Cornerstone's experience, we have adjusted the unit costs for the cell development. Our estimated total construction cost for the remaining phases is approximately $8.1M or $580,000 per acre. The increase in the total cost is due to the adjustment of the unit costs for drilling & blasting ($2.16/cy to $6.25/cy), fill placement ($1.08/cy to $4.00/cy), and administrative/contingency (5% to 10%), which are consistent with similar Cornerstone projects. It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative.

4.9.1.2 Closure

Three phases (2, 3, and 4) of the facility remain to be closed. Based on the 2012 Cost Calculations, closure construction is scheduled to occur in 2018 (Phase 2 - 17.6 ac), 2028 (Phase 3 - 24.4 ac) and 2036 (Phase 3 - 7.5 ac). A total of 49.5 ac will require closure. No contained landfill units at the facility have been closed.

Consistent with the cell development costs, the unit costs for the closure earthwork are slight aggressive and include a 2.9 percent inflation rate. No supporting information was provided for the unit costs. Based on the closure cost estimate, the area remaining to be closed is 49.5 acres. The total closure costs have been estimated at approximately $5.9M, which equates to $120,000 per acre.

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4-7

CORNERSTONE Environmental Group, LLC

HHNT HODGES, HARBIN, NEWBERRY & TRIBBLE, INC.

Based on Cornerstone's experience, we have adjusted the unit costs for the closure construction. Our estimated total construction cost for the remaining phases is approximately $7.1M or $143,000 per acre. The increase in the total cost is due in part to the adjustment of the unit costs for soil borrow (increased from $2.15/cy to $4.32/cy) and construction document preparation (increased from $14,838.18 to $15,134.91) to be consistent with the unit cost used for the cell development. Additionally, the unit costs for construction documentation (CQA Services), material testing and surveying, and administrative/contingency were increased based on our experience. It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative.

A closure estimate of $1,790,596 is included in the facility's current solid waste permit along with a minimum financial surety bond requirement of $1,780,702.

4.9.1.3 Landfill Gas System

The construction costs associated with the final landfill gas collection and control system (GCCS) appear reasonable for a system of this size and include the replacement of the flare. The facility has also included the costs associated with the construction of a temporary or interim GCCS. The cost of the interim system is assumed at 40 percent of the total GCCS cost.

Per the 2012 Cost Calculations, the total cost of the GCCS is estimated at approximately $1.1M and the cost of the installation of the remaining final GCCS is estimated at $837,000. The facility also estimated the remaining installation costs for the interim GCCS at $423,000.

Construction costs associated with the interim system have been included in the cell development cost estimates and the construction costs associated with the final GCCS have been included in the closure cost estimates. All GCCS construction costs have been proportioned on a per acre basis for each construction event. The actual GCCS construction cost may vary based on the requirement of the GCCS. GCCS construction phasing plans were not provided.

4.9.1.4 Other Capital Expenditures

The facility has estimated the cost for other capital expenditures at approximately $540,000, which are detailed in the following table:

Description	Anticipated Year of Construction	Estimate Cost
Permit Modifications	TBD	$95,388
Stormwater Detention Pond Construction	2015	$90,089
Road Construction	2015	$158,981

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4-8

CORNERSTONE Environmental Group, LLC HHNT Hodges, Harbin, Newberry & Tribble, Inc.

New Scales	2015	$90,089
Wetland Construction	2018	$52,994
Site Work/Landscaping	2020	$52,994

Details of the cost estimates for these expenditures were not provided and it appears odd that the estimated costs for the stormwater detention pond construction and new scales are identical and the estimated costs for the wetland construction and site work/landscaping are identical.

4.9.1.5 Post-Closure

The post-closure period for the facility is 30 years and the total post-closure monitoring costs have been estimated at $4.8M, which equates to approximately $82,000 per acre. No information was provided for the basis of the unit costs; however the estimate appears consistent with facilities of this size. Cornerstone does recommend increasing the administrative/contingency from 5 percent to 10 percent.

A post-closure estimate of $2,256,223 is included in the facility's current solid waste permit along with a minimum financial surety bond requirement of $2,368,118.

4.10 Site Visit and Interview

Not permitted by seller.

4.11 Regulatory Interview (If allowed)

Not permitted by seller.

4.12 Other Significant Items that are Unique to the site

- The design of the facility includes a groundwater underdrain system.
- The facility includes a closed pre-subtitle D landfill unit (residential landfill).
- Based on the 2007 RMT report, the facility maintains a host community agreement, which includes a maximum disposal rate of 900 tpd, a 5 percent fee for all in-county waste, and a 6.25 percent fee for all out of county waste. No other information related to the agreement was provided, therefore these items could not be verified.
- Facility includes a waste hauling operation.

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4-9

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

5 HOOSIER #1 LANDFILL

5.1 General Site Description

The Hoosier # 1 Landfill (facility) is a closed municipal solid waste landfill located at 2710 E. 800 South, Claypool, Indiana, 46510. The facility was originally permitted on January 1, 1971 by Dan Ransbottom; the facility was then acquired by Liberty in 1998 and then by American Disposal later in 1998 and then by Allied Waste in October 1998, and Veolia in August 2007. A site location map is included in Appendix D. This map provides an aerial view of the facility along with other pertinent information.

5.2 Key Documents Reviewed

1. Monthly LFG Report for November and December 2011, prepared by Monitoring Controls and Compliance, dated December 19, 2011 and January 15, 2012 respectively
2. Annual Compliance Certification Report – 2010, dated June 30, 2011, prepared by Veolia
3. 2nd Semi-Annual 2011 NSPS Report, dated January 30, 2012, prepared by Cornerstone Environmental Group, LLC
4. 2010 GHG Summary Report, dated September 28, 2011
5. Existing LFG Management System Plan, dated April 2010, prepared by Environmental Information Logistics, LLC
6. 2nd Semi-Annual 2011 SSM Report, dated January 30, 2012, prepared by Veolia
7. Annual Leachate Generation Report – 2011, dated February 8, 2012, and prepared by Veolia
8. Semi-Annual Storm Water Sampling Reports, dated May 10 and December 8, 2011, prepared by ATC Associates, Inc.
9. Pollution Bearing Water Land Application Permit, dated May 23, 2007, issued by IDEM
10. Part 70 Operating Permit First Significant Permit Modification No. T085-28907-00089, issued by IDEM on 5/25/2010
11. October 2011 Ground Water Quality Data and Statistics, dated December 20, 2011, prepared by ATC Associates, Inc.
12. Construction Details Drawing 8 of 10 from Minor Permit Modification, dated 2/4/2000, by Weaver Boos & Gordon, Inc.

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5-1

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

5.3 Permits

5.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Closure Approval	FP 43-01	12/2/2010	-
Pollutant Bearing Water Land Application Permit	IN LA 000516	6/13/2007	5/31/2017
Part 70 Operating Permit (Air Permit)	T085-28907-00089	5/25/2010	5/27/2013

5.3.2 Facility Operating Permit

The Hoosier #1 Landfill is a closed facility which operated under the facility operating permit number FP 43-01. On December 2, 2010 a letter approving final closure of the facility was issued. The facility does continue to operate a Gas Collection and Control System (GCCS) at the landfill per the requirements of their Part 70 Operating Permit # T085-28907-00089.

5.3.3 Pending / Future / Expansion

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010. No expansions are planned for Hoosier #1 Landfill.

5.4 Area, Airspace, and Soil Balance

5.4.1 Area

The Hoosier #1 Landfill has a total area of 66.1 acres certified closed. Thirty nine (39.0) acres were certified closed in September 1995 under an approved soil final cover system. The remaining 27.1 acres were certified closed in December 2010 under an approved composite final cover system.

5.4.2 Permitted Airspace

An October 26, 2004 Amended Design Capacity Report by Shaw EMCON/OWT, Inc. lists permitted gross airspace for Hoosier #1 at 2,226,448 cy. No other information was available in the documents provided.

5.4.3 Remaining Permitted / Constructed Airspace

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010.

5.4.4 Remaining Site Life

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010.

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5-2

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

5.4.5 Soil Balance

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010.

5.5 Liner and Cover System

5.5.1 Baseliner System

The permitted baseliner system design shown on the 1992 permit plans for the facility includes (from top to bottom):

- 2-foot Protective Layer
- 1-foot Lateral Drainage Layer
- 60-mil HDPE Geomembrane
- 3-foot Recompacted Clay Liner

In 1999, a minor modification design was prepared with the following liner configuration from top to bottom:

- 12-inch Granular Drainage / Protective Layer
- 16 z/sy geotextile
- 60-mil HDPE Geomembrane
- 36-inch Compacted Soil Liner

5.5.2 Final Cover System

The permitted final cover system for the facility includes two separate liner systems.

The eastern 27 acres is described as non-composite final cover (clay) while the western part is described as composite final cover on an Existing Landfill Gas Management System Plan drawing prepared by EIL, dated April 2010.

The 1999 minor modification design for the final cover includes from top to bottom:

- 6-inch Vegetative Layer
- 30-inch Rooting Layer
- Double-sided Gecomposite Drainage Layer
- 40-mil Textured LLDPE Geomembrane
- 12-inch Compacted Soil Liner
- 12-inch Structural Fill Layer
- 12-inch Methane Venting Layer (which may be waived)

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5-3

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble Inc

5.6 Gas System / Gas to Energy

The facility has installed a comprehensive gas collection and control system covering the Hoosier #1 Landfill, which is connected to a utility flare/blower station with a 2,100 scfm capacity. Based on the records provided, the flare is operating between 200 and 300 scfm.

5.7 Environmental Monitoring

5.7.1 Hydrogeology and Groundwater

5.7.1.1 Groundwater

The groundwater monitoring network at the facility consists of twelve monitoring wells, which are sampled semi-annually by ATC Associates, Inc. Analytical testing of the samples was performed by Siemens Water Technologies. The statistical analysis of the groundwater samples was completed by utilizing the commercially available program DUMPStat.

In 2011, dissolved arsenic was detected above the maximum containment level (MCL) in monitoring wells MW-1AR and MW-8R, which based on the information available appears consistent with previous exceedances at the site. All exceedances at the site have been attributed to naturally occurring conditions.

The October 2011 data showed an increasing trend in sodium concentrations at monitoring well MW-3. This trend is consistent with historical data trends at this monitoring location.

5.7.2 Landfill Gas Probes

Based on the November 2011 Monitoring Controls & Compliance (MCC) monthly landfill gas report, the facility has twenty three (23) perimeter gas monitoring probes which have not had any exceedances. The fourth quarter 2011 monitoring results were included in the Hoosier LFG monitoring data for the month of November; however the actual perimeter probe monitoring report referenced in the November document was not provided.

5.7.3 Stormwater

The facility's storm water discharges are covered under the facility permit # FP 43-01. Sampling/reporting of stormwater discharge is performed Semi-Annually by ATC Associates, Inc.

The facility reported no exceedances in 2011.

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5-4

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

5.7.4 Surface Water

The facility has one surface water point, which was sampled semi-annually by ATC Associates, Inc. during 2011.

Surface water samples are to be analyzed for total iron, ammonia as N, TSS, BOD_5, pH, and total phenolics.

5.7.5 Leachate

Wastewater discharges from the facility (leachate) are not discharged off-site. Leachate is treated on-site in the treatment wetlands and then land applied. The land application of the treated leachate is controlled by the 'Pollution Bearing Water Land Application Permit' issued May 23, 2007 permit # IN LA 000516. The closed Hoosier #1 facility produced approximately 9.9 gallons per acre per day of leachate during the 2011 calendar year for a total of 237,750 gallons.

5.7.6 Air and Landfill Gas

Per the second semi-annual 2011 NSPS Report dated January 30, 2012 the facility submitted a Tier 1 NMOC report which showed NMOC emissions exceeding the 50 Mg/year NMOC emissions rate. A GCCS system was installed and became operational on April 14, 2010 therefore subjecting the Hoosier #1 Landfill to the NSPS monitoring requirements. The site is in compliance of all required monitoring and reporting requirements.

According to the 2010 Annual Compliance Certification Report (ACCR) submitted June 30, 2011 the Hoosier #1 Landfill was in continuous compliance with all applicable Title V permit requirements except three conditions concerning monthly wellfield monitoring for oxygen and pressure for which intermittent compliance was noted. These intermittent wellfield issues are common among landfill GCCS systems, and no notice of violations (NOV's) have been issued as a result of these wellfield exceedances.

The facility is also in compliance with the required GHG monitoring and has submitted a 2010 GHG report. The 2011 GHG report was not available for review from the data room.

5.8 Compliance History

Based on review of the records and reports provided for the Hoosier #1 Landfill no notices of violations have been issued in the recent history of the site.

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5-5

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

5.9 Capital Expenditures and Closure / Post Closure Costs

5.9.1 Cell Development

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010.

5.9.2 Closure

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010.

5.9.3 Landfill Gas System

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010.

5.9.4 Other Capital Expenditures

Hoosier #1 Landfill received final closure approval from IDEM on December 2, 2010.

5.9.5 Post-Closure

The post-closure period for the facility is 30 years. No post-closure costs were available for Hoosier #1 and the post-closure costs for Hoosier #2 included a footnote that the Veolia Landfill Depletion and Long Term Care and Closure Model states that these costs are for Hoosier #2 Landfill only.

No information is available for post-closure care regulatory financial surety bonding.

5.10 Site Visit and Interview

Not permitted by seller.

5.11 Regulatory Interview (If allowed)

Not permitted by seller.

5.12 Other Significant Items that are Unique to the site

- A letter approving final closure of the facility was issued on December 2, 2010.
- The Part 70 Operating Permit for the facility is combined with the active neighboring landfill facility (Hoosier #2 Landfill).
- The Part 70 Operating Permit expires on May 27, 2013. A renewal application is required due 9 months prior to expiration of the permit requiring an application for renewal be due by August 27, 2012.
- The facility uses an onsite wetland for leachate treatment.

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5-6

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

- No post-closure care cost information or financial surety bonding was available. The landfill contains 11 groundwater monitoring wells which are sampled and tested annually. The annual leachate generation reported for 2011 was 237,750 gallons. The landfill also has an active gas management system.

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5-7

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

6 HOOSIER LANDFILL 6.1 General Site Description The Hoosier Landfill (facility) also referred to as Hoosier #2, is an active municipal solid waste landfill located at 2710 E. 800 South, Claypool, Indiana, 46510. The Hoosier # 1 facility, a separate closed landfill on the same property was originally permitted on January 1, 1971 by Dan Ransbottom; the facility was then acquired by Liberty in 1998 and then by American Disposal later in 1998 and then by Allied Waste in October 1998, and Veolia in August 2007. A site location map is included in Appendix D. This map provides an aerial view of the facility along with other pertinent information. 6.2 Key Documents Reviewed 1. Veolia Landfill Profile Sheet 2. Veolia ES Hoosier #2 Landfill, Inc., Solid Waste Permit Renewal FP 43-16, Issued 10/20/2009 3. Kosciusko #2 Landfill, Inc., Solid Waste Permit FP 43-16, Issued 04/06/2004 4. Kosciusko #2 Landfill, Inc., Modified Solid Waste Permit FP 43-16, Issued 02/24/2011 5. Veolia Airspace Memo and Cost Calculations Dated 07/19/2011 6. Veolia Airspace Memo and Cost Calculations Dated 05/15/2012 7. Landfill Evaluation report for Hoosier Landfill, Claypool, IN, Prepared by Golder Associates, Inc., Dated 04/20/2012 8. Isolated Wetlands Individual Permit, Issued 8/16/2004 by IDEM 9. Engineering Drawings for a Permit Application at Kosciusko # 2 Landfill, dated 11/8/2002, prepared by Weaver Boos & Gordon, Inc. 10. Annual Leachate Generation Report – 2011, dated 2/8/2012, prepared by Veolia 11. Annual Compliance Certification Report – 2010, dated June 30, 2011, prepared by Veolia 12. 2nd Semi-Annual 2011 NSPS Report, dated January 30, 2012, prepared by Cornerstone Environmental Group, LLC 13. 2010 GHG Summary Report, dated September 28, 2011 14. 2nd Semi-Annual 2011 SSM Report, dated January 30, 2012, prepared by Veolia 15. Monthly LFG Report for November and December 2011, prepared by Monitoring Controls and Compliance, dated December 19, 2011 and January 15, 2012 respectively 16. Pollution Bearing Water Land Application Permit, dated May 23, 2007, issued by IDEM X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347\_Project Files\Active Landfill Due Diligence Report\North-Central US Active LF DD Report - IL IN KY MI MO.docxLast Printed: 6/26/12

17. Part 70 Operating Permit First Significant Permit Modification No. T085-28907-00089, issued by IDEM on 5/25/2010
18. Semi-Annual Storm Water Sampling Reports, dated May 10 and December 8, 2011, prepared by ATC Associates, Inc.
19. April and October 2011 Groundwater Quality data and Statistics, prepared by ATC Associates, Inc., dated May 26 and December 19, 2011 respectively

6.3 Permits

6.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit w/Minor Modification	FP 43-16	2/24/2011	10/15/2014
Pollutant Bearing Water Land Application Permit	IN LA 000516	6/13/2007	5/31/2017
Part 70 Operating Permit (Air Permit)	T085-28907-00089	5/25/2010	5/27/2013
Isolated Wetlands Individual Permit	IWIP-2004-331-43-RDC-A	8/16/2004	

6.3.2 Facility Operating Permit

The current permit allows for the landfilling activities to occur on the approximate approved 65.74 acres.

No special permit conditions of significant importance are included in the permit.

6.3.3 Pending / Future / Expansion

No information related to future expansions of the facility was provided.

6.4 Area, Airspace, and Soil Balance

6.4.1 Area

Based on the Veolia Landfill Profile Sheet and property survey information, the facility property consists of 436.0 ac, of which 65.7 ac are listed as the total permitted area. The April 6, 2004 solid waste permit issued by IDEM and an executive report prepared for the permit design by Weaver Boos & Gordon, Inc. both list a solid waste boundary area of 64.94 acres. The areas noted above exclude the 66.1 acre area of Hoosier #1 Landfill which received final closure approval from IDEM on December 2, 2010.

6.4.2 Permitted Airspace

The 2011 and 2012 Airspace Memo along with the Veolia Landfill Profile Sheet, reports the permitted airspace as 8,817,027 cy. An August 2007 report by RMT lists the permitted combined airspace for Hoosier #1 (now closed) and Hoosier (currently active)

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HHNT Hodges Harbin Newberry & Tribble, Inc.

as 12,036,300 cy. An October 26, 2004 Amended Design Capacity Report by Shaw EMCON/OWT, Inc. lists permitted gross airspace for Hoosier #1 at 2,226,448 cy, gross airspace for Hoosier at 9,049,000 cy and a total gross airspace (for both) at 11,275,448 cy. A 2004 narrative included in the permit documents by Weaver Boos & Gordon, Inc. reported an approximate gross airspace volume of 9,049,000 cy and an approximate design net capacity excluding daily, intermediate and final cover of 7,157,000 cy. The variance in reported airspace could not be determined based on the information provided. 6.4.3 Remaining Permitted / Constructed Airspace The 2012 Airspace Memo reports that as of January 10, 2012, the remaining permitted airspace at 7,774,076 cy and the remaining constructed airspace at 695,008 cy (Cells A1 – A3/B3 Phase 1). 6.4.4 Remaining Site Life The 2012 Airspace Memo reports a remaining site life of 24.2 years, which is based upon an assumed waste acceptance rate of 785 tons per day, 286 filling days per year, and a projected waste density of 1,400 pounds per cy. MSW accounted for 41% of tonnage in 2011 and 37% in 2010. The remainder of the waste stream was primarily foundry/ash- 38% in 2011 and 41% in 2010, and C&D 12% in 2011 and 7% in 2010. The actual waste density used for projected site life is significantly less than accrual waste density for last 2 years. The average waste thickness in place is 33 feet, whereas under final conditions, the average waste thickness will be 83 feet, thus assuming no significant change in waste stream, an increase in the waste density can be expected as the landfill continues to be filled. 6.4.5 Soil Balance No information is available for soil balance or waste cover however assuming a 7% soil usage for operational cover soils, there would be an excess soil volume of 100,000 cy. This is based on Veolia data of 1,285,000 cy for remaining cell excavation, 218,000 cy required for cell liner, 423,000 cy required for final cap and 544,000 for operational cover soil. If cover soil need increased to 10%, then 133,000 cy would be required from borrow. An onsite borrow area is indicated on the 2002 plans and should provide sufficient soil volume for additional cover soil if needed. 6.5 Liner and Cover System 6.5.1 Baseliner System The permitted baseliner system for the facility includes (from top to bottom): 12-inch Granular Drainage / Protective Cover Layer 16 oz/syd Geotextile X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347\_Project Files\Active Landfill Due Diligence Report\North-Central US Active LF DD Report - IL IN KY MI MO.docxLast Printed: 6/26/12

- 60-mil HDPE Geomembrane
- 3-foot Compacted Low Permeability Soil Liner

6.5.2 Final Cover System

The permitted final cover system for the facility includes (from top to bottom):

- 0.5-foot Topsoil Layer
- 2.5-foot General Fill Layer
- Gecomposite Drainage Layer
- 40-mil Textured LLDPE Geomembrane
- 1-foot Compacted Soil

6.6 Gas System / Gas to Energy

There is currently no gas collection and control system (GCCS) installed at the facility as the waste in place does not require collection per the part 70 operating permit as the waste is not yet 5 years old. However, according to reviewed documents the waste will reach 5 years of age as of October 2012 requiring the installation of a GCCS. Plans were provided for the complete build out of the GCCS at closure which includes 27 wells and the installation of an open flare. No documentation was provided for any planned construction of GCCS components during the 2012 calendar year at the facility. No capital construction costs are budgeted for GCCS construction until 2013. Confirmation of the waste age and any potential construction during 2012 is required as failure to begin collection of LFG from areas with waste 5 years and older may result in a notice of violation.

6.7 Environmental Monitoring

6.7.1 Hydrogeology and Groundwater

6.7.1.1 Groundwater

The groundwater monitoring network at the facility currently consists of five (5) monitoring wells of a planned sixteen (16) wells, which are sampled semi-annually by ATC Associates, Inc. Analytical testing of the samples was performed by Siemens Water Technologies. The statistical analysis of the groundwater samples was completed by utilizing the commercially available program DUMPStat.

In 2011, dissolved arsenic was detected above the maximum containment level (MCL) in monitoring well K2MW-5. Based on the information from the Hoosier #1 Landfill it is anticipated that these concentrations are naturally occurring and it is suggested that continued monitoring and analysis be performed to obtain a reliable background level for these wells.

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HHNT Hodges, Harbin Newberry & Tribble, Inc.

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6.7.2 Landfill Gas Probes

Based on the November 2011 Monitoring Controls & Compliance (MCC) monthly landfill gas report, the facility has four (4) perimeter gas monitoring probes currently installed of a planned sixteen (16). The existing probes showed no exceedances during the fourth quarter monitoring event. The fourth quarter 2011 monitoring results were included in the Hoosier LFG monitoring data for the month of November; however the actual perimeter probe monitoring report referenced in the November document was not provided.

6.7.3 Stormwater

The facility's storm water discharges are covered under the facility permit # FP 43-16. Sampling/reporting of stormwater discharge is performed Semi-Annually by ATC Associates, Inc.

The facility reported no exceedances in 2011.

6.7.4 Surface Water

The facility has one surface water point, which was sampled semi-annually by ATC Associates, Inc. during 2011.

Surface water samples are to be analyzed for total iron, ammonia as N, TSS, BOD_5, pH, and total phenolics.

6.7.5 Leachate

Wastewater discharges from the facility (leachate) are not discharged off-site. Leachate is treated on-site in the treatment wetlands and then land applied. The land application of the treated leachate is controlled by the 'Pollution Bearing Water Land Application Permit' issued May 23, 2007 permit # IN LA 000516. The facility produced approximately 246.1 gallons per acre per day of leachate during the 2011 calendar year for a total of 1,913,468 gallons.

6.7.6 Air and Landfill Gas

Per the second semi-annual 2011 NSPS Report dated January 30, 2012 the facility submitted a Tier 1 NMOC report which showed NMOC emissions exceeding the 50 Mg/year NMOC emissions rate. A GCCS system was installed and became operational on April 14, 2010 therefore subjecting the facility to the NSPS monitoring requirements. The site is in compliance of all required monitoring and reporting requirements.

According to the 2010 Annual Compliance Certification Report (ACCR) submitted June 30, 2011 the facility was in continuous compliance with all applicable Title V permit

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HHNT Hodges Harbin Newberry & Tribble, Inc.

requirements except three conditions concerning monthly wellfield monitoring for oxygen and pressure for which intermittent compliance was noted. These intermittent wellfield issues are common among landfill GCCS systems, and no notice of violations (NOV's) have been issued as a result of these wellfield exceedances.

The facility is also in compliance with the required GHG monitoring and has submitted a 2010 GHG report. The 2011 GHG report was not available for review from the data room.

6.8 Compliance History

Based on review of the records and reports provided for the facility no notices of violations have been issued in the recent history of the site. From records provided the facility appears to be in compliance with all applicable regulations.

6.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix D is a comparison of recent assessments prepared by Veolia which project site development, closure, and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes, which are discussed in the following sections.

In this area of the United States, we have experienced cell construction costs ranging from $200k/acre to $250k/acre and capping costs ranging from $120k/acre to $150k/acre. In view of this, and as shown in the Appendix D summary, it is recommended that certain cost expectations should be increased.

All costs presented in this section are based on information provided by the landfill owner. Any appropriate discussion of the validity of these costs are discussed at the end of this section. All costs are in 2012 dollars.

Based on the 2012 airspace memo and cost calculations, the following costs are estimated for Construction, Closure and other Capital Expenditures in the next five years.

	2013	2014	2015	2016	2017	Total
Cell Construction	$1,439,600		$1,126,068		$1,680,242	$4,245,910
Closure						$0
Other CapEx	$100,000					$100,000

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

6.9.1 Cell Development Eight phases of the facility remain to be constructed. Based on the 2012 Annual Airspace Summary, new phase construction is scheduled to occur in 2013 (Cell A3/B 3 Phase 2 - 5.4ac), in 2015 (Cell A3/B3 Phase 3 - 4.9 ac), in 2017 (Cell C1 - 6.4 ac), in 2019 Cell C2 – 6.4 ac), in 2024 Cell D1 – 5.3 ac), in 2025 Cell D2 - 5.3 ac), in 2029 Cell E1 - 5.6 ac) and in 2030 (Cell E2 – 5.6 ac). The airspace yield for Cells C2, D2 and E2 is 5.5 years, 3.9 years and 4.1 years respectively, thus it would be feasible to subdivide these cells into smaller cell construction projects to delay capital pending. In addition, with greater future waste thickness as the landfill is filled and if the waste density trends continue similar to the last two years (assuming the waste tonnage remains the same), a higher waste density would be expected which would also result in delayed capital spending for cell construction. The total construction cost estimate for the remaining phases is estimated at approximately $11.0M, which equates to $245,000 per acre. However, the unit costs, have been inflated by 2.9 percent over the previous year. No supporting information was included for the unit costs. The construction cost estimates include a five percent administrative/contingency amount, which is considered low. Based on Cornerstone’s experience, we have adjusted the unit costs for the cell development. Our estimated total construction cost for the remaining phases is approximately $11.5M or $256,000 per acre. The increase in the total cost is due to the adjustment of the administrative/contingency (5% to 10%), which are consistent with similar Cornerstone projects. Other cell construction unit costs appear reasonable. It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative. 6.9.2 Closure Three phases (1, 2, and 3) of the facility remain to be closed. Based on the 2012 Cost Calculations, closure construction is scheduled to occur in 2030 (Phase 1- 21.9 ac), 2035 (Phase 2 - 21.9 ac) and 2040 (Phase 3 - 21.9 ac). A total of 65.7 ac (entire landfill) will require closure. No contained landfill units at the Hoosier facility (Hoosier #2) have been closed although Hoosier #1 Landfill, a separate facility, received final closure approval from IDEM on December 2, 2010. The unit costs for the closure earthwork include a 2.9 percent inflation rate. No supporting information was provided for the unit costs. Based on the closure cost estimate, the area remaining to be closed is 65.7 acres. The total closure costs have been estimated at approximately $7.3M, which equates to $111,000 per acre. Based on Cornerstone’s experience, we have adjusted the unit costs for the closure construction. Our estimated total construction cost for the remaining phases is X:\PROJECTS\HIGHSTAR CAPITAL\BAYOU - 120347\_Project Files\Active Landfill Due Diligence Report\North-Central US Active LF DD Report - IL IN KY MI MO.docxLast Printed: 6/26/12 approximately $8.2M or $125,000 per acre. The increase in the total cost is due in part to:

- Active gas extraction system costs are included in closure costs. The active gas system cost was estimated to be low by $136,000 as detailed below in 10.9.1.3.
- The diversion berm quantity of 4,000 feet in closure cost is significantly low and should be 9,500 feet. The downslope flume quantity of 1,250 feet in closure cost is significantly low and should be 2,400 feet. The number of energy dissipaters should be 12 in place of 7. The unit cost for the diversion berm and downslope flume is transposed. The net effect of these drainage cost changes will increase closure cost by $298,000 or $4,500/acre.
- Mobilization costs included in the cost estimate of $81,000 per cap project for each of the 3 projects is considered high and would be expected to be more on the order of $50,000, thus resulting in a lower total cost of $93,000 for this item.
- No borrow area restoration cost is included and revegetation of a 40 acre borrow area at the unit cost for seed, fertilizer and mulch of $2,162 would equate to an increase of $86,480.
- Contingency cost was increased from 5% to 10%.

It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative.

A closure estimate of $5,735,977 is referenced in the facility's current solid waste permit. No information is available for current financial surety bonding closure.

6.9.3 Landfill Gas System

The construction costs associated with the final landfill gas collection and control system (GCCS) appear reasonable for a system of this size and include the replacement of the flare. The facility has also included the costs associated with the construction of a temporary or interim GCCS. The cost of the interim system is assumed at 40 percent of the total GCCS cost.

Per the 2012 Cost Calculations, the total cost of the GCCS is estimated at approximately $1.4M and the cost of the installation of the remaining final GCCS is estimated at $1,031,000. The facility also estimated the remaining installation costs for the interim GCCS at estimated at $412,000.

Construction costs associated with the interim system have been included in the cell development cost estimates and the construction costs associated with the final GCCS have been included in the closure cost estimates. All GCCS construction costs have been proportioned on a per acre basis for each construction event. The actual GCCS construction cost may vary based on the requirement of the GCCS. GCCS construction phasing plans were not provided.

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HHNT Hodges, Harbin, Newberry & Tribble, Inc.

The GCCS system number of wells is based on the GCCS plan; 27 wells for 65.7 acres; a frequency of 1 per 2.27 acres. To achieve a ratio of 1 well per 1.5 acres would require 15 additional wells, wellheads, 6" header and 2" air and forcemain for an estimated cost of $136,000. Temporary GCCS costs are calculated by Veolia at 40% of total system. This would amount to an additional $54,000 for the added 15 wells and piping.

The age of the waste in place at the facility will reach 5 years of age requiring the installation of a GCCS during October 2012. Documents reviewed show construction costs associated with cell development during 2013 calendar year however no construction planned during 2012. Costs for the GCCS construction for 2012 will be approximately $200,000 - $250,000. This takes into consideration the installation of a flare, temporary gas collection (gas collection wells), and some permanent gas collection items (LFG header) as estimated by Veolia in the 2012 ASM.

6.9.4 Other Capital Expenditures

The facility has estimated the cost of other capital expenditures at approximately $969,000, ($100,000 higher than the total reported in the 2012 ASM total – likely attributed to the scales project) which are detailed in the following table:

Description	Anticipated Year of Construction	Estimate Cost
Scales	2013	$100,000
Permit Modifications	TBD	$52,994
Leachate Storage Tank	2019	$635,922
Road Improvements	2020	$95,388
Replacement Scales	2022	$84,790

Details of the cost estimates for these expenditures were not provided and it appears odd that several of the estimates are identical in cost.

6.9.5 Post-Closure

The post-closure period for the facility is 30 years and the total post-closure monitoring costs have been estimated at $4.1M, which equates to approximately $137,000 per acre. A footnote on the Veolia Landfill Depletion and Long Term Care and Closure Model states that these costs are for Hoosier #2 Landfill only. No information was provided for the basis of the unit costs; however the estimate appears consistent with facilities of this size. Cornerstone does recommend increasing the administrative/contingency from 5 percent to 10 percent which would raise the post-closure cost estimate to $4,307,910 which equates to $143,597 per acre.

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HHNT Hodges, Harbin, Newberry & Tribble, Inc.

A post-closure estimate of $4,403,839 is referenced in the facility's current solid waste permit. No information is available for current post-closure care financial surety bonding.

6.10 Site Visit and Interview

Not permitted by seller.

6.11 Regulatory Interview (If allowed)

Not permitted by seller.

6.12 Other Significant Items that are Unique to the site

- The Part 70 Operating Permit for the facility is combined with the closed neighboring landfill facility (Hoosier #1 Landfill).
- The Part 70 Operating Permit expires on May 27, 2013. A renewal application is required due 9 months prior to expiration of the permit requiring an application for renewal be due by August 27, 2012.
- No LFG collection wells are installed at the facility due to the age of the waste. The facility will be required to install LFG collection at the facility when the waste reaches 5 years of age in October 2012.
- The facility uses an onsite wetland for leachate treatment.
- The facility has accepted aluminum dross waste and segregated the material in the landfill per IDEM MSW inspection reports.

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HHNT Hodges, Harbin, Newberry & Tribble, Inc.

7 MAPLE HILL LANDFILL

7.1 General Site Description

The Maple Hill Landfill (facility) is an active municipal solid waste landfill located at 31226 Intrepid Road, Macon, Missouri. The facility was originally permitted, owned and operated by Mr. Mike Teter and dates to 1976, which agrees with reviews of historical aerial photos and a "Solid Waste Disposal Area Operating Permit" for the Teter Sanitary Landfill, dated October 29, 1976.

There are four phases at the site: Phase 1 and Phase 2 are unlined pre-subtitle D areas; Phase 3, with both Subtitle D and Pre-subtitle D areas; and Phase 4, which is permitted under Subtitle D. Phase 1 through Phase 3 is closed.

The facility ownership was officially changed from Mr. Teter to the "Teter Sanitary Landfill and Refuse Hauling, Inc", and was then acquired by Superior Services, Inc. in 1997; and Onyx in or about 2003. Approximately 31 acres of the currently permitted Phase 4 area have been constructed but none have been closed. Review of aerial photographs indicated a hauling operation located at the facility. A site location map is included in Appendix E.

7.2 Key Documents Reviewed

1. MDNR (Missouri Department of Natural Resources) Inspections: 2/29/2012, 10/28/2011, 11/24/2011
2. Landfill Evaluations Report for Maple Hill Landfill, Golder Associates, April 20, 2012
3. Veolia Landfill Profile Sheet
4. Veolia ES Maple Hill Landfill Annual Airspace Calculations, 5/15/2012, and June 13, 2011
5. Annual Airspace Computations, Working Copy, April 11, 2012 and April 30, 2011
6. VMHL: Soil Balance Computations, April 30, 2011 and April 13, 2012
7. MDNR letter regarding preliminary findings and concerns related to the area having been "extensively undermined which introduces special concern of the area", dated 7/31/1990
8. MDNR Addendum ID F018-98, regarding the Phase 4 Teter Sanitary Landfill Expansion, 12/29/97 (regarding "Subsidence Evaluation and Coal Mine Exploration"

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HHNT Hodges, Harbin, Newberry & Tribble, Inc.

9. Landfill Due Diligence Report, Teter Sanitary Landfill, by Geotechnology, September 5, 1997
10. Master General Permit for Storm Water Runoff from Establishments Engaged in Motor Freight and Watercraft Transportation, and Similar Industries, March 25, 2010
11. Onyx Maple Hill Landfill Revised Phase 4 Permit Application by RMT, Inc, July 1998, revised February 1999 and August 2004 (drawings only)
12. MDNR approval of GCCS modifications for Phase 3, 7/31/2002
13. "2011 MHL Gas Well As-Constructed" by Genesis Solid Waste Group, 8/8/2011
14. "VMHL Well Testing-2012" landfill gas monitoring records
15. Part 70 Permit to Operate, Permit No. OP2007-051, October 4, 2007
16. Annual Air Compliance Certifications, 2009 – 2011
17. Semi-annual Compliance Reports, 2009 – 2011
18. Greenhouse Gas Summary Report, 2010
19. Tier 2 Calculations, undated
20. LandGEM Model, 2008
21. Revised Groundwater Monitoring Program by Geotechnology, June 25, 2010
22. Groundwater Monitoring Report, Maple Hill Landfill, by Geotechnology, dated August 2011
23. Groundwater Monitoring Report, Maple Hill Landfill, by Geotechnology, dated February 2011
24. Summary of November 2011 Groundwater Monitoring Event, Veolia ES Maple Hill Landfill, by Geotechnology, January 31, 2012
25. Revised Groundwater Monitoring Program, Veolia ES Maple Hill Landfill, by Geotechnology, June 25, 2010

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7.3 Permits

7.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Authorization to Operate	0112107	1/14/2002	N/A
Leachate Disposal Macon Municipal Utilities	N/A	9/1/2010	12/31/2011
NPDES	MO-0117471	Not Provided	Not Provided
NPDES	MO-R80C489	3/25/2010	3/25/2015
Air Quality – Part 70 (Title V)	OP2007-051	10/4/2007	10/3/2012

7.3.2 Facility Operating Permit

Solid Waste Disposal Area Construction Permit No. 0112107 was approved on May 3, 1999 for a 400-acre facility consisting of a 102-acre Phase 4 unit, an existing sanitary landfill, and 271 acres for sanitary landfill related design features such as borrow

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HHNT Hodges Harbin Newberry & Tribble, Inc.

area, access roads, buffer zone, leachate, stormwater, and gas systems. All previous documents related to Permit Number 0112106 (Phase 3) were incorporated into this permit.

The 1993 application for Solid Waste Disposal Area or Processing Facility Operating Permit described the site as "contaminated soil, asbestos, sludge from Con Agra Foods, and 16.5-acre fill area with 1,305,095 c.y. total fill volume of solid waste". The 1997 Due Diligence Report explained that five to ten cubic yards per year of aluminum anodizing waste per year was accepted for disposal.

Authorizations to operate (ATO) were identified for the following Phase 4 areas, to include Cell 1A, 1C, 2A, 2B, and Cell 3. The authorization for Cell 3, the most recently constructed area, is dated September 3, 2010. The ATO for Cell 1C referred to a January 14, 2002 ATO for Phase 4, which was not provided for review. The authorizations do not have an expiration date.

7.3.3 Pending / Future / Expansion

The site has approximately 67 years of site life at a consumption rate of 600 tpd. No documentation of expansions were provided for this review.

7.4 Airspace and Soil Balance

7.4.1 Area

The Landfill Profile Sheet indicates the property to consist of 346 acres. This is in rough agreement with a cover letter from Mr. Teeter, supporting the Phase 3 vertical expansion, that the area is about 350 acres. However, the May 3, 1999 Phase 4 Expansion construction approval from MDNR stated the property consisted of "approximately 400 acres", with approximately 102 acres divided into ten disposal cells. No firm basis or legal survey of the area was provided for review, nor was it indicated on any other documentation reviewed.

An operating permit approval was not provided for review, although it was referred to in MDNR correspondence as discussed above. The current permitted disposal area of 102 acres excludes the previously constructed and closed Phase 1, Phase 2, and Phase 3 areas, which total approximately 30 acres.

7.4.2 Permitted Airspace

Based on the Veolia Landfill Profile Sheet and landfill model, the total permitted airspace for Phases 1 – 4 is 18,672,100 cubic yards (cy). The active Phase 4 permitted airspace is listed as 16,852,200 in the landfill model, which is 7,000 cy more than reported in the Biennial Airspace Estimates provided by Veolia to MDNR and the 2012 Soil Balance Calculations.

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7.4.3 Remaining Permitted / Constructed Airspace

The 2012 annual airspace calculations report the remaining permitted airspace as 14,535,200 cy, and the remaining constructed airspace as 584,800 cy (Cells 1 – 3) as of March 13, 2012.

7.4.4 Remaining Site Life

The 2012 annual airspace calculations report a remaining site life of 67.8 years as of March 13, 2012, which is based upon a predicted waste acceptance rate of 600 tpd, 286 filling days per year, and a projected waste density of 1,600 pounds per cy. The site's cumulative density is at 1,450 pounds per cy. For site life calculation purposes, this is roughly offset by the recent tonnages, which have been 522 tpd, indicating a site life close to 67 years.

7.4.5 Soil Balance

The soil balance for the facility appears to indicate a soil shortage of approximately 1.5M cy, which is based on the remaining excavation from the phase construction, per the landfill model. It does appear the facility has an additional borrow source to the west of Phase 4 of approximately 12 acres, however no information was provided regarding the soil quantities and/or types other than a note indicating the facility will have a soil deficit of approximately 380,291 cy in year 2035 for construction and operations. It appears no funds have been allocated for the purchase of additional soil or property; borrow restoration costs may be included in cell construction costs, but the description "Restoration" is unclear and without documentation.

7.5 Liner and Cover System

7.5.1 Baseliner System

Phases 1 and 2 do not have clay liner or leachate collection systems. No records regarding the type of liner for Phase 3 were provided for review. The phase was initially permitted in an approval from MDNR dated June 26, 1987, which did not require a liner at that time but did require a leachate collection system. A clay liner was required in areas "where silty or sandy till lenses are encountered, or where there is less than three (3) feet of clayey till above granular deposits at the bottom of the ravine".

A 16.5-acre vertical expansion to Phase 3 was approved in 1995 after Subtitle D implementation, and is presumed to have a standard composite liner system. No plans were provided for review. Per the 1997 due diligence report the 16.5-acre expansion was constructed over the original 18.3-acre Phase 3 solid waste footprint, therefore all but 1.8 acres of the Pre-subtitle D area has been overlain with lined, capped landfill.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble Inc. Consulting Engineers

The permitted baseliner system for Phase 4 includes (from top to bottom):

- 12-inch Select Granular Fill
- 60-mil HDPE Geomembrane
- 24-inch Compacted Clay Liner

In areas constructed over mined areas (from top to bottom):

- 12-inch Select Granular Fill
- 60-mil HDPE Geomembrane
- 48-inch Compacted Clay Liner

The site is located in an area with several ravines and drainages. During cell construction, these are required to be excavated, and a 2-foot by 2-foot minimum subbase underdrain system consisting of stone and geotextile, terminating in a sample collection point, is required to be installed. This additional cost is included in the landfill model.

7.5.2 Final Cover System

No records of final cover systems or recognized final closure approvals were provided for Phases 1 and 2. According to a prior due diligence report, Mr. Teter stated one to two feet of clay cap material was placed on Phases 1 and 2. Phase 3 is covered with a 3-ft cover system utilizing a 2-ft "hydraulic barrier" cover with a permeability of 1 x 10^{-5} cm/sec and one foot of vegetative soil cover.

The permitted final cover system for Phase 4 provides for two options (from top to bottom), Option 1:

- 2-foot Vegetative Layer
- Geocomposite Drainage Layer
- 40-mil Textured LLDPE Geomembrane
- 1-foot Select Clay Fill

Option 2:

- 2-foot Vegetative Layer
- 1-foot Select Granular Fill
- 40-mil Textured LLDPE Geomembrane
- 1-foot Select Clay Fill

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

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7.6 Gas System / Gas to Energy

The facility has installed a limited gas collection and control system within Phases 1-3, which is connected to a flare/blower station. The site monitoring records indicate the following landfill gas collection points: two gas wells in Phase 1; three gas wells in Phase 2; 13 gas wells in Phase 3, and 12 wells in Phase 4, for a total of 30 gas wells. Additionally, two cleanouts in Phase 3 and three cleanouts in Phase 4 are being monitored and are presumed to be connected to the gas collection system.
Review of the wellfield records show as of February 2012 approximately 2/3 of the wells at or near full system vacuum, indicating the possibility of watering in. Site technicians documented in comments the five wells in Phases 1 and 2 are watered in, but not in comments for the other 25 wells. It is likely the recirculation operations may be impacting many of the wells. The impact on surface emissions monitoring cannot be determined since none were provided for review, likely because the site does not conduct the scans since they are not yet required by NSPS. Cornerstone would recommend the addition of pneumatic pumps in the wells to resolve the issue, protect the gas extraction wells, and improve gas collection efficiency.

Based on the 2010 greenhouse gas report, the flare has a capacity of 750 scfm and an average flow for the year of 520 scfm. 2011 flow records indicate some flows over 700 scfm, nearing capacity. It is unknown if the flare unit was upgraded in 2011. The flow monitoring records in 2012 indicate a flow of between 209 and 577 scfm, indicating either a calibration problem in 2011 or 2012, or a deteriorating wellfield.

The Veolia Landfill Profile Sheet indicates a proposed renewable energy project, listing Wabash Valley Power Association as operator of a proposed 3.2 MW plant beginning in 2013-2014 with a gas flow of 725 scfm. No other documentation was provided for review.

7.7 Environmental Monitoring

7.7.1 Hydrogeology and Groundwater

Ten groundwater monitoring wells currently sampled by Geotechnology, Inc. monitor one zone, with the last groundwater monitoring event completed in November 2011. Select wells have elevated constituents however are not above State groundwater standards. An increasing trend for chloride at MW-1 and MW-2 may be due to drainage from hardscape surfaces and salt from vehicular traffic or natural variability at the site. The reports for the November and May, 2011 sampling events also noted an increasing trend for specific conductance. All three reports indicated no detections of VOCs and no release to groundwater.

Assessment monitoring was conducted in 1999 and the results of that assessment monitoring demonstrated that natural spatial variability is present and is the cause of

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7-6

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble Inc.

SSIs. Following assessment monitoring, the following parameters were approved for removal from detection monitoring: iron, chromium, copper, lead, manganese, sulfate, and TOC. The site returned to detection monitoring and no wells are currently in assessment monitoring.

In a letter dated December 14, 2011, the MDNR approved an Alternate Source Demonstration (ASD) for the site, in which the consultant addressed varying practical quantitation limits (PQL’s) for inorganic constituents that demonstrated statistically significant increases.

The site’s underdrain system currently provides only one sampling location, however, according to the MDNR letter regarding the ASD, only one underdrain outfall has been constructed, but there is insufficient water to collect samples for Appendix I constituents.

7.7.2 Landfill Gas Probes

In 2003 the site was approved by MDNR to install gas monitoring wells (probes) as cell construction proceeded, and required the addition of new gas probes before new cell construction, but no additional documents were provided for this review. A review of the as-built document “2011 MHL Gas Well As-Constructed” indicates the presence of 13 gas monitoring probes (11 permanent and two temporary); four of these probes as allowed in MDNR solid waste regulations.

No gas monitoring data for the perimeter or structure monitoring were provided for review.

7.7.3 Stormwater

Review indicated no separate monitoring requirements for stormwater outside of that reviewed for Section 7.7.4.

7.7.4 Surface Water

NPDES permit Number MO-R80C000, a General Permit for firms engaged in motor freight and watercraft transportation activities, was reviewed, and required no sampling.

This may be required for the hauling operation observed in the aerial photographs.

This site is sampling at four Outfalls quarterly for 14 parameters and annually for 30 parameters in accordance with a NPDES permit No. MO-0117471. This permit was not available for review, but was referred to in the quarterly data submittals. The constituents are listed on the Environmental Monitoring Plan, Sheet 8, in the Solid Waste Permit Application Plans for the Revised Phase 4 Permit Application, August 2004. There may be no evaluation requirements or limits, as the data is simply provided to the MDNR with no commentary. Somewhat elevated levels of COD and TSS were observed during this

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review. Since permit MO-117471 was not provided for review, compliance cannot be determined.

7.7.5 Leachate

Leachate is required to be monitored per the Environmental Monitoring Plan, Sheet 8, in the Solid Waste Permit Application Plans for the Revised Phase 4 Permit Application, August 2004, for: monthly volume; and semi-annually for TSS, COD, BOD, and pH; and annually for Appendix I and TCLP parameters.

7.7.6 Air and Landfill Gas

The site will be subject to the New Source Performance Standards (NSPS) of 40 CFR 60 WWW when emissions are over the threshold emission rate of 50 Mg/yr non-methanogenic organic compounds (NMOCs). The 2006 Part 70 permit renewal and an undated Tier 2 document indicated emissions were well below the threshold emission rate for triggering NSPS compliance.

The facility submitted a Greenhouse Gas Summary Report for 2010, with a printout dated September 29, 2011.

7.7.7 Subsurface Mining

On July 31, 1990, MDNR forwarded a letter regarding preliminary findings and concerns related to the area having been "extensively undermined which introduces special concern of the area", which required a drilling program to better characterize the site. Some mines are reported to exist beneath Phases 1, 2, and 3. A boring program was implemented and a report prepared around 1997, however, the findings were not made available for this review. Therefore, the existence of mines beneath Phase 4 cannot be ascertained. Since the Solid Waste Permit Application Plans for the Revised Phase 4 Permit Application, August 2004, has plans to allow for an additional two feet of liner material over mined areas, the possibility cannot be discounted.

In an Addendum to Mr. Teter from Jerry L. Prewett, MDNR Environmental Geology Section, with regard to the Detailed Geologic and Hydrogeologic Investigation of the Proposed Teter Landfill Phase 4 Expansion, received November 14, 1997, stated: "Information contained in the above referenced Appendix V has undergone review by an engineer in the Solid Waste Management Program (SWMP). Appendix V is considered to be a sufficient evaluation of settlement due to potential coal mine subsidence and for design consideration which may be implemented to reduce the potential effects of subsidence. Documentation referring to the review of Appendix V and its approval is attached". The attachment, an e-mail dated December 3, 1997 from Karl Finke to Peter Price, stated: "After a review of Appendix 5 of the Detailed Site Investigation Report for the Proposed Phase 4 Expansion of Teter Sanitary Landfill, the subsidence that could occur would be minimal. The small amount of subsidence would not compromise the

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

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integrity of the clay liner, if constructed properly with appropriate materials.” and “The site is approvable on the basis of subsidence”.

7.8 Compliance History

Veolia utilizes the Dakota Auditor Software to manage environmental compliance programs. The data provided for this review indicates that the site is generally in compliance with regulatory requirements. Any violations recorded over the past 3 years have been corrected. From 2009 through 2011, there were 3 flags and 0 outstanding NOVs for the site.

Three past NOVs have been identified for the facility, which include:

Date: 4/26/2010

Issuing Agency: MDNR

Notice: Notice of Excess Emission: Odors

Explanation: A Notice of Emissions was issued on 4/26/10 for emissions of odors during a site inspection and two gates open after ours at the landfill. This issue is resolved.

Date: 12/31/2009

Issuing Agency: MDNR

Violation: Daily cover and leachate seeps: $5,000 Penalty $3,000 deferred

Explanation: A NOV was issued on 12/31/09 for lack of daily cover and leachate seeps. The site responded to the violation ad met with the MDNR officials. MDNR proposed a $5,000 penalty and $3,000 deferred penalty. This issue is resolved.

Date: 9/9/2008

Issuing Agency: MDNR

Violation: Inadequate daily cover: $10,000 fine

Explanation: A NOV was issued on 9/9/08 for inadequate daily cover following an inspection by the MDNR on 8/11/08. Corrective action was taken with ongoing landfill staff training and discipline. Veolia has reached a settlement with the MDNR. A fine of $10,000 was paid. No further action necessary.

Based on the information provided, the facility appears to currently be in compliance with all applicable regulations.

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7.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix E is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced cell construction costs ranging from $300,000 to $400,000 per acre and capping (closure) costs ranging from $225,000 to $350,000 per acre In view of this, and as shown in the Appendix E summary, it is recommended that certain cost expectations should be increased.

7.9.1 Cell Development

Seven cells (4 through 10) of the facility remain to be constructed. Based on the 2012 Annual Airspace Summary, new phase construction is scheduled to occur as follows:

Cell	Acres	Construct in Year
4	8.9	2013
5	9.6	2018
6	8.5	2025
7	10.6	2027
8	16.8	2035
9	4.6	2057
10	12.1	2058

The total construction cost estimate for the remaining phases is currently estimated at approximately $22.0M, which equates to $309,000 per acre. However, the unit costs, which have been inflated by 2.9 percent over the previous year, appear to be reasonable. Costs for leachate recirculation system, at $4 million remaining, and temporary gas well installations, at $360,000 remaining, have been included in cell construction costs. No supporting information was included for the unit costs. The construction cost estimates include a five percent administrative/contingency amount, which is considered low.

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7-10

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

Based on Cornerstone's experience, we have added cost for temporary gas collectors and a condensate/leachate pumping system, as the site may be experiencing well watering-in issues. Our estimated total construction cost for the remaining phases is approximately $24.9M or $348,000 per acre. This includes an increase in the administrative/contingency expense from 5% to 10%, which is consistent with similar Cornerstone projects. It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative.

7.9.2 Closure

Phase 4 of the facility remain to be closed. Phases 1, 2 and 3 have been closed. Based on the 2012 Cost Calculations, closure construction of the 102 acre Phase 4 unit is scheduled to occur as follows:

Area	Closure Year
1	2019
2	2035
3	2068
4	2070
5	2080

The site has historically not achieved the 1,600 pcy density used for construction planning, and currently has a cumulative density of 1,450 pcy. This may accelerate the construction and closure rate. However, as the site is currently accepting closer to 522 tpd, not the 600 tpd for airspace consumption planning, the consumption rate is currently close to plan.

Consistent with the cell development costs, the unit costs for the closure earthwork are considered reasonable and include a 2.9 percent inflation rate. No supporting information was provided for the unit costs. Based on the closure cost estimate, the area remaining to be closed is 102 acres. The total closure costs have been estimated at approximately $13.2M, which equates to $129,000 per acre.

Based on Cornerstone's experience, we have adjusted the costs for the closure construction. The cost for site access roads of $21.50 LF could not be verified, but this was assumed to be gravel surfacing and grading, which would be reasonable. Our estimated total construction cost for the remaining phases, to include additional cost for a significantly improved wellfield density and condensate/leachate pumping system, is approximately $15.2 or $149,000 per acre. It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative.

A closure estimate was not reviewed since the facility's current solid waste permit was not provided, however, in the ATO for Cell 3 of Phase 4, dated September 3, 2010, the

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7-11

CORNERSTONE Environmental Group, LLC

HHNT HODGES HARBIN NEWBERRY & TRIBBLE INC.

MDNR required a closure/post-closure financial assurance instrument in the amount of $2,581,692 for closure and $4,927,360 for post-closure.

7.9.3 Landfill Gas System

The construction costs associated with the final landfill gas collection and control system (GCCS) appear reasonable for a system of this size and include the replacement of the flare three times in the closure costs. The facility has also included the costs associated with the construction of a temporary or interim GCCS. The cost of the interim system is assumed at $360,000 for the remaining 71 acres.

Per the 2012 Cost Calculations, the total cost of the remaining, permanent GCCS is estimated at approximately $2.5M. The total cost of the remaining temporary and permanent GCCS is modeled as $2.9M, or approximately $28,000/acre. However, as discussed previously, Cornerstone believes an additional wells and pumps need to be allowed for. This would add approximately $1.19M to the cell and final construction costs. Additionally an increase in the administrative/contingency expense from 5% to 10% should be applied, therefore increasing the total costs to an estimated $4.5M.

Construction costs associated with the interim system have been included in the cell development cost estimates and the construction costs associated with the final GCCS have been included in the closure cost estimates. All GCCS construction costs have been proportioned on a per acre basis for each construction event. The actual GCCS construction cost may vary based on the requirement of the GCCS. GCCS construction phasing plans were not provided.

7.9.4 Other Capital Expenditures

The facility has estimated the cost other capital expenditures at approximately $540,000, which are detailed in the following table:

Description	Anticipated Year of Construction	Estimate Cost
State Permitting	$5000/yr	$338,550
Additional Site Work	"over site life"	$246,960
Additional Asphalt	"over site life"	$205,800
Replacement Scales	"over site life"	$120,000
Sedimentation Pond Restoration	"over site life"	$41,160
Landscaping	"over site life"	$52,994

7.9.5 Post-Closure

The post-closure period for the facility is 30 years and the total post-closure monitoring costs have been estimated at $5.6M, which equates to approximately $42,500 per acre for

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CORNERSTONE Environmental Group, LLC
HHNT HODGES, HARBIN, NEWBERRY & TRIBBLE, INC.

the 132 acres of fill area. No information was provided for the basis of the unit costs, and the environmental monitoring was estimated as one lump sum amount; the estimate appears low compared to facilities of this size in this area. Cornerstone is estimating a revised post-closure cost of $7.9M, or $60,200/ac.

Additionally, Cornerstone found the leachate hauling costs may be underestimated. The only approval provided to Cornerstone was for transporting leachate to the Macon Wastewater Treatment Facility at $520/load ($0.08/gal), indicating a cost for treatment and hauling of $0.0854/gal verses the planned cost of $0.0541. Cornerstone also recommends increasing the administrative/contingency from 5 percent to 15 percent. The higher contingency provision will help to provide for the costs that will be incurred with the condensate/leachate system for the GCCS.

A post-closure estimate of $2,256,223 is included in the facility's current solid waste permit along with a minimum financial surety bond requirement of $2,368,118.

7.10 Site Visit and Interview

Not permitted by seller

7.11 Regulatory Interview (If allowed)

Not permitted by seller

7.12 Other Significant Items that are Unique to the site

A search by Environmental Data Resources, Inc. (EDR) found there is an underground injection control well located "within one mile of the site", registered by the Kansas & Texas Coal Company for the purpose of surface drainage. Review of the map provided indicates the well is west of Phase 3 and/or the hauling operation, however the accuracy of the location cannot be confirmed without review of additional records. The facility status of the well is listed as "TA" in the EDR database, and the last regulatory update was in 1983. No plug date is provided.

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7-13

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

8 MOREHEAD LANDFILL

8.1 General Site Description

The Morehead Landfill (facility) is an active municipal solid waste landfill located at 300 Old Phelps Road, Morehead, Kentucky, 40351. The facility was originally permitted in November 1973 and was then acquired by Leroy Hodges in 1974, Mid-American in 1975, USA Waste in 1990, Waste Management in 1995, BFI in 1998, Allied Waste in 2000, and Veolia in 2007. A site location map is included in Appendix F. This map provides an aerial view of the facility along with other pertinent information.

8.2 Key Documents Reviewed

1. Veolia Landfill Profile Sheet
2. Veolia ES Morehead Landfill, Inc., Solid Waste Permit #SW10300007, Issued 09/27/2010.
3. Veolia ES Morehead Landfill, Inc., Industrial User Permit #002-11, Issued 04/01/2011.
4. Veolia ES Morehead Landfill, Inc., Air Quality General Permit (Title V) #G-07-001, Issued 03/01/2011.
5. Veolia ES Morehead Landfill, Inc., Kentucky Pollutant Discharge Elimination System Permit (KPDES) #KY0094749, Issued 03/11/2007.
6. Rowan County Host Community Agreement, Issued 08/20/2002.
7. Property Survey Prepared by Ballard, Spahr, Andrews & Ingersoll, LLP, Dated 06/14/2007.
8. Property Survey Prepared by HMB Professional Engineers, Unknown Date.
9. Veolia Airspace Memo and Cost Calculations Dated 07/22/2011
10. Veolia Airspace Memo and Cost Calculations Dated 05/17/2012
11. *Landfill Evaluation report for Morehead Landfill, Morehead, KY*, Prepared by Golder Associates, Inc., Dated 04/20/2012
12. Environmental Due Diligence Report, Prepared by RMT, Inc., Dated 07/2007
13. 2011 Quarterly Groundwater Statistical Analysis Reports, Prepared by Nesbitt Engineering, Inc.
14. 2010/2011 Quarterly Surface Water Monitoring Reports, Prepared by Veolia.
15. 2010/2011 Monthly KPDES Discharge Reports, Prepared by Veolia/Nesbitt Engineering, Inc.
16. 2010/2011 Monthly Wastewater Discharge Sampling Reports, Prepared by Veolia.
17. 2009/2010 Compliance Inspection Reports, Prepared by KY Division of Waste Management.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

18. 2011 Quarterly Waste Quantity Reports, Prepared by Veolia.
19. 2008 Proposed Horizontal Expansion, Prepared by Kenvirons, Inc., Dated 10/2008.
20. 2009 As-Built GCCS, Prepared by Kenvirons, Inc., Dated 09/2009.
21. 2010/2011 Semiannual Title V Monitoring Reports, Prepared by Veolia
22. 2012 EDR Reports

8.3 Permits

8.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit	SW10300007	09/27/2010	06/30/2012
Facility Operating Permit	SW10300007	07/01/2012	06/30/2017
Morehead Utility Plant Board - Industrial User Permit	002-11	04/01/2011	03/31/2012
Stormwater Discharge (KPDES)	KY0094749	03/01/2011	02/29/2016
Air Quality – Title V	G-07-001	10/16/2007	10/16/2012
Rowan County - Occupational License	1969	05/01/2008	

8.3.2 Facility Operating Permit

The current permit includes five permitted activities, which include waste tire transporter, waste tire accumulator, residential landfill, contained landfill, and Type B Landfarm. The current permit has also been modified to allow for leachate recirculation and solidification of liquid wastes.

It should be noted that the permit for the contained landfill activity includes special permit conditions related to slope stability; however the original permit application was not provided, therefore the slope stability analysis could not be reviewed. Additionally, the permit contains a special condition that the facility must provide freeze-thaw protection for areas with a compacted soil liner that are not covered with a lift of waste by October 15th.

The groundwater monitoring section of the permit contains two special conditions, which require statistical analyses for nitrate and benzene levels within the underlying Sunbury and Ohio shales. The 2nd quarter 2011 groundwater monitoring report does discuss benzene levels, however no information was provided stating that these analyses had been performed and/or approved by the KYDEP.

8.3.3 Pending / Future / Expansion

In 2008, Kenvirons, Inc. prepared a preliminary design for a potential lateral expansion of the facility to the northwest. Based on the information provided on preliminary design (one engineering plan sheet), it appears that the expansion would increase the disposal

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

area by approximately 20 ac and add approximately 5M cy of airspace. No additional information or details related to the expansion was provided.

Based on the 1994 facility permit plans, prepared by Triad Engineering, Inc., the design of the expansion appears feasible as it relates to the permitted baseliner system and leachate collection system; however, additional design information would be necessary to assess the overall feasibility of the expansion. It also appears that the design may include a slope cap over the existing Phase 1 unit, which has no liner system.

8.4 Area, Airspace, and Soil Balance

8.4.1 Area

Based on the Veolia Landfill Profile Sheet, the total property acreage is listed as 240 ac; however, the 2007 property survey information provided indicates a total property acreage of 199.22 ac. It is unknown if the facility has purchased additionally property since 2007.

Per the facility's solid waste permit, 197.90 ac is listed as the total permitted area and 102.45 ac is listed as disposal area. Of the 102.45 ac disposal area, 87.25 ac is listed for the contained landfill (Subtitle D lined) and 15.20 ac is listed for the residential landfill (pre-Subtitle D)

The contained landfill area listed in the solid waste permit (87.25 ac) is less than the permitted area listed in the Veolia Landfill Profile Sheet of 77.9 ac. The reduction in the acreage is attributed to the existence of a gas pipeline along the eastern limits of Phase 3A and 4, which is shown in the 1994 permit plans developed by Triad Engineering, Inc. In order to develop the remaining 9.1 ac of the Phase 3 unit, the pipe line must be relocated. It is unknown if the facility has pursued any options for the relocation of the pipeline.

As shown in the 1994 permit plans, three areas of existing waste are located within the unconstructed portions of Phases 8 and 9. No other information was provided for these areas.

Per the 2007 RMT report, Phases 1 and 4 were constructed without any baseliner system and Phase 2 was constructed with a 1-foot compacted clay baseliner. The remaining constructed Phases (3A and 5A) include sub-title D compliant baseliner systems.

8.4.2 Permitted Airspace

Based on the 2007 RMT report, the permitted airspace for the facility was reported as 10,567,679 cy; however, the 2011 and 2012 Airspace Memos along with the Veolia Landfill Profile Sheet, report a permitted airspace of 8,714,853 cy or 1,852,826 cy less

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble Inc. Consulting Engineers
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than previously reported permitted airspace. It is assumed that the airspace reduction is the result of not constructing Phase 3B due the existing gas pipeline and the relocation of the existing waste included in Phase 8 and 9.

8.4.3 Remaining Permitted / Constructed Airspace

The 2012 Airspace Memo reports the remaining permitted airspace at 6,209,949 cy and the remaining constructed airspace at 315,000 cy (Phases 1 – 5A).

8.4.4 Remaining Site Life

The 2012 Airspace Memo reports a remaining site life of 35.3 years, which is based upon an assumed waste acceptance rate of 440 tons per day, 260 filling days per year, and a projected waste density of 1,300 pounds per cy.

8.4.5 Soil Balance

No soil balance was provided for this facility; however the purchase 100,000 cy has been included in the cell development cost estimate for both Phases 8 and 9. Additionally, $238,471 has been budgeted for borrow property acquisition. Based on the 2012 Golder report, the property acquisition is scheduled for 2013, no other details were provided.

8.5 Liner and Cover System

8.5.1 Baseliner System

The permitted baseliner system for the facility includes (from top to bottom):

- Geotextile
- 12-inch Granular Drainage Layer
- Geotextile
- 60-mil HDPE Geomembrane
- 36-inch Compacted Soil Liner

8.5.2 Final Cover System

The permitted final cover system for the facility includes (from top to bottom):

- 6-inch Topsoil Layer
- 12-inch Rooting Layer
- Gecomposite Drainage Layer
- 40-mil Textured LLDPE Geomembrane
- 6-inch Compacted Soil Layer

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

8.6 Gas System / Gas to Energy

The facility has installed a limited gas collection and control system within Phases 1-5A, which is connected to a flare/blower station.

8.7 Environmental Monitoring

The facility utilizes the Dakota Auditor Software to manage the facility's environmental compliance program. Based on the 2012 report by Golder, all red flags identified in 2011 have been rectified.

8.7.1 Hydrogeology and Groundwater

8.7.1.1 Groundwater

The groundwater monitoring network at the facility consists of eight monitoring wells, which are sampled quarterly by Nesbitt Engineering, Inc. Analytical testing of the samples was performed by TestAmerica, Inc. and Siemens Water Technologies (prior to 2011).

In 2011, TOX, barium, and benzene were detected above their maximum containment levels (MCL). The 1st quarter exceedance of TOX was attributed to the switch in laboratories and the 2nd quarter exceedances for barium and benzene were reported as typical for the site due to the subsurface geology and not related to the facility. No agency responses regarding the exceedances were included in the information provided.

8.7.2 Landfill Gas Probes

Based on the 2007 RMT report, the facility has 18 perimeter gas monitoring probes. The 2011 monitoring results were referenced in the quarterly Waste Quantity Reports; however those results were not included in the information provided.

Due to the fact that the facility has two unlined units and three areas of existing waste, the potential for gas migration does exist.

8.7.3 Stormwater

The facility's stormwater discharges are covered under the Kentucky Pollution Discharge Elimination System (KPDES) Permit. Sampling/reporting of stormwater discharge is performed monthly by Nesbitt Engineering, Inc.

The facility reported 10 exceedances in 2010 and 6 exceedances in 2011. The exceedances included iron and TSS. In April 2011, the submittal of the discharge reports switched from the facility to Nesbitt Engineering, Inc.

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8-6

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

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8.7.4 Surface Water

The facility has four surface water points, which were sampled quarterly by Nesbitt Engineering, Inc. Quarterly reports were provided for 2010, with the exception of the 3rd quarter, and all of 2011. For all sampling events, no flow was reported.

Surface water samples are to be analyzed for chloride, sulfate, iron, sodium, organic carbon, BOD, COD, specific conductance, TSS, TDS, and pH. Based on the exceedances reported for the stormwater discharges, the potential exists for similar exceedances of iron and TSS.

8.7.5 Leachate

Wastewater discharges from the facility (leachate) are sampled monthly and reported to the Pretreatment Coordinator for the Morehead wastewater treatment plant by the facility. In 2011, the average monthly flow was approximately 226,000 gallons (March data not provided). The analytical results for 2011 show a continuous exceedance for Ammonia-N (which is consistent for 2010) and an increasing COD trend in the second half of 2011.

8.7.6 Air and Landfill Gas

Per the semiannual Title V monitoring reports, as of December 31, 2011 the facility has not exceeded the 50 Mg/year NMOC emissions rate and therefore is not subject to the NSPS monitoring requirements.

8.8 Compliance History

On November 18, 2009, the facility was issued a letter of warning from the KYDEP for odor issues. Remedial work was performed and no further action was taken. Based on the 2009/2010 compliance inspection reports provided, the facility has been cited several times for non-compliance related leachate outbreaks within Phases 1 and 5A.

2011 compliance inspection reports were not included in the information provided.

8.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix F is a comparison of recent assessments prepared by Veolia which project site development, closure, and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

we have recommended alternative costs for modeling purposes, which are discussed in the following sections.

In this area of the United States, we have experienced cell construction costs ranging from $140,000 to $175,000 per acre and capping costs ranging from $120,000 to $150,000 per acre. In view of this, and as shown in the Appendix F summary, it is recommended that certain cost expectations should be increased.

All costs presented in this section are based on information provided by the landfill owner. Any appropriate discussion of the validity of these costs are discussed at the end of this section. All costs are in 2012 dollars.

Based on the 2012 Airspace Memo and Cost Calculations, the following costs are estimated for Construction, Closure, and other Capital Expenditures in the next five years.

Cell Construction 2013 2014 2015 2016 2017 Total

Closure $1,288,182 $3,149,363 $4,437,545 $0

Other CapEx $238,471 $238,471

8.9.1 Cell Development

Five phases (5B, 6, 7, 8, and 9) of the facility remain to be constructed. Based on the 2012 Cost Calculations, new phase construction is scheduled to occur in 2013 (Cell 5B - 3.5 ac), 2015 (Cell 6 - 8.7 ac), 2020 (Cell 7 - 7.4 ac), 2025 (Cell 8 - 12.1 ac), and 2038 (Cell 9 - 9.5 ac).

The total construction cost estimate for the remaining phases is estimated at approximately $16.0M, which equate to $389,000 per acre. However, it appears that the facility has utilized slightly aggressive unit costs for the earthwork portion of the construction and has omitted the costs associated with the waste relocation from Phases 8 and 9. The development unit costs include a 2.9 percent inflation factor and include a 5 percent administrative/contingency, which is considered low. No supporting information was included for the unit costs.

Based on the airspace summary included in the 2012 Cost Calculations, the facility has reduced the airspace by 500,000 cy for Phase 6 and 530,578 cy for Phase 7 to account for the waste relocation from Phase 8 and 9.

Based on Cornerstone’s experience, we have adjusted the unit costs for the cell development . Our estimated total construction cost for the remaining phases is approximately $22.4M or $543,000 per acre. The increase in the total cost is due primarily to the inclusion of the waste relocation from Phases 8 and 9. It is uncertain as to why the facility would omit such a significant cost and therefore, Cornerstone recommends contacting the facility. Additionally, we also adjusted several other unit

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costs including fill placement ($1.08/cy to $4.00/cy), soil borrow ($4.18/cy to $4.59/cy), and the administrative/contingency (5% to 10%), which are consistent with similar Cornerstone projects. It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative.

8.9.2 Closure

Closure of the facility has been divided into three phases (1, 2, and 3). Based on the 2012 Cost Calculations, closure construction is scheduled to occur in 2020 (Phase 1 - 21.6 ac), 2032 (Phase 2 - 27.2 ac), and 2047 (Phase 3 - 29.1 ac). A total of 77.9 ac will require closure. No contained landfill units at the facility have been closed.

Consistent with the cell development cost estimates, the closure unit costs include a 2.9 percent inflation factor and include a 5 percent administrative/contingency, which is considered low. The total closure costs have been estimated at approximately $7.1M, which equates to $91,000 per acre. No supporting information was included for the unit costs.

Based on Cornerstone's experience, we have adjusted the unit costs for the closure construction. Our estimated total construction cost for the remaining phases is approximately $7.8M or $100,000 per acre. The increase in the total cost is due primarily to the inclusion of a construction documentation report and increasing the administrative/contingency from 5 percent to 10 percent. Several other minor unit costs adjustments were also included. It should be noted that no details were provided related to these unit costs, therefore our estimate may be conservative.

A closure estimate of $3,650,506 is included in the facility's current solid waste permit along with a minimum financial surety bond requirement of $3,477,236.

8.9.3 Landfill Gas System

The construction costs associated with the final landfill gas collection and control system (GCCS) appear reasonable for a system of this size and include the replacement of the flare. The facility has also included the costs associated with the construction of a temporary or interim GCCS. The cost of the interim system is assumed at 40 percent of the total GCCS cost.

Per the 2012 Cost Calculations, the total cost of the GCCS is estimated at approximately $1.4M and the cost for the installation of the remaining GCCS is estimated at $905,000. The facility also estimated the remaining installation costs for the interim GCCS at $551,000.

Construction costs associated with the interim GCCS have been included in the cell development cost estimates and the construction costs associated with the final GCCS

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

have been included in the closure cost estimates. All GCCS construction costs have been proportion on a per acre basis for each construction event. Actual GCCS construction cost may vary based on the requirement of the GCCS. GCCS construction phasing plans were not provided.

8.9.4 Other Capital Expenditures

The facility has estimated the cost other capital expenditures at approximately $923,000, which are detailed in the following table:

Description	Anticipated Year of Construction	Estimate Cost
Permit Modifications	TBD	$158,981
Property Acquisition	2013	$238,471
Wind Fencing	2018	$47,694
New Office	2019	$158,981
Site Work/Landscaping	2021	$52,994
Road Construction	2023	$175,393
New Scales	2030	$90,089

Details of the cost estimates for these expenditures were not provided and it appears odd that two of the estimates are identical in cost.

8.9.5 Post-Closure

The post-closure period for the facility is 30 years and the total post-closure monitoring costs have been estimated at $5.3M, which equates to approximately $68,000 per acre. No information was provided for the basis of the unit costs; however the estimate appears consistent with facilities of this size. Cornerstone does recommend increasing the administrative/contingency from 5 percent to 10 percent.

A post-closure estimate of $3,477,236 is included in the facility's current solid waste permit along with a minimum financial surety bond requirement of $3,650,506.

8.10 Site Visit and Interview

Insert text here.

8.11 Regulatory Interview (If allowed)

Insert text here.

8.12 Other Significant Items that are Unique to the site

- The 2012 Cost Calculations appear to omit the costs associated with waste relocation.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

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- The facility includes two phases that were constructed without any baseliner system and one phase with only a compacted clay liner.
- Three areas of existing waste are located in Phase 8 and 9.

Host community agreement includes 6.5 percent fee on all waste accepted outside Rowan County, limits county for which the facility may accept waste, no out-of-state waste may be accepted, facility must notify county within 48 hours of receiving an NOV, and limits waste acceptance to 1,200 tons per day.

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CORNERSTONE Environmental Group, LLC

HHNT HODGES, HARBIN, NEWBERRY & TRIBBLE, INC.

9 OAK RIDGE LANDFILL

9.1 General Site Description

The Oak Ridge Landfill (facility) is a municipal solid waste landfill located at 1741 Sulphur Spring Road, Ballwin, Missouri, 63021. The facility was originally permitted in 1973 and closed in September 2011. The facility is currently undertaking final closure activities. A site location map is included in Appendix G. This map provides an aerial view of the facility along with the other pertinent information.

9.2 Key Documents Reviewed

1. Veolia Landfill Profile Sheet
2. Veolia Landfill Evaluation Report, Golder Associates, 04/20/12
3. Veolia Biennial Airspace Estimate, dated 01/30/2012
4. Superior Oak Ridge Landfill, South Permit Modification Plan Set, dated February 1997
5. Veolia ES Oak Ridge Landfill, Area 2 Final cover Construction Plan Set, dated October 2011
6. Approval of Plans and Specifications for Solid waste Disposal Area, The division of Health of Missouri, Dated 03/25/74 (part of original permit)
7. Missouri Department of Natural Resources, Permit Modification for 118911, dated 11/15/93
8. Missouri Department of Natural Resources, Permit Modification for 118911, dated 05/05/94
9. Missouri Department of Natural Resources, Division of Environmental Quality, Solid Waste Management Program Operating Permit 218902, dated 06/26/75
10. Missouri Department of Natural Resources, Approved Permit Modification for a Vertical Expansion, 118911, dated 04/27/98
11. Attorney General of Missouri; Fully-Executed Settlement Agreement, Dated 08/17/11
12. St. Louis County Health Department, landfill inspections checklist and remedial actions; Dated 2010, 2011 and 2012
13. Missouri Department of Natural Resources Inspections with checklists; Dated for 2010, 2011 and 2012
14. 2012 EDR Reports
15. Missouri Department of Natural Resources, Landfill Monitoring Report, dated 04/13/11
16. Revised Groundwater Monitoring Program, prepared by Geotechnology, Inc. dated 04/13/11

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

17. Summary of November 2011 Groundwater Monitoring Event, prepared by Geotechnology, Inc. dated 01/31/12

9.3 Permits

9.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Solid Waste Operating Permit	0118911	03/25/74	NA
Solid Waste Management Program Operating Permit	218902	06/26/75	NA
NPDES	MO-0113000	NA	NA
Flare King Landfill Gas Open Flare (3,000 scfm)	O 6608	05/18/10	NA
St. Louis County Operating License	0424	NA	12/08/11

9.3.2 Pending / Future / Expansion

No expansions are being permitted for the facility.

9.4 Airspace and Soil Balance

9.4.1 Area

The permitted solid waste boundary consists of 106.4 acres, which is listed according to the facility's current Facility Operating Permit issued by the Missouri Department of Natural Resources - Division of Environmental Quality Permit No. 0118911. The site consists of two sections from a regulatory perspective, the north section (closed in 1990's) and the south section (current site to be closed).

9.4.2 Permitted Airspace

Based on the 2012 Annual Airspace Calculations along with the Veolia Landfill Profile Sheet, the permitted airspace for the Facility was reported as 8,058,000 cy.

9.4.3 Remaining Permitted / Constructed Airspace

The 2012 annual airspace calculations report the remaining permitted airspace at zero cy, as the site is in closure.

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9-2

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

9.4.4 Remaining Site Life

The 2012 annual airspace calculations report a remaining site life of zero years as the site was closed in September of 2011, and is in the final closure process to be completed by September 2012.

9.4.5 Soil Balance

No information was provided on soil balance for the facility.

9.5 Liner and Cover System

The North Landfill has waste placed over in-situ soils and/or a clay liner, with a clay final cover installed and closure in 1992.

9.5.1 Baseliner System for South

The permitted baseliner system for the facility includes (from top to bottom):

- 12-inch Granular Drainage Layer
- Geotextile Cushion Layer
- 60-mil HDPE Geomembrane
- 24-inch Compacted Soil Liner

9.5.2 Final Cover System for South

The permitted final cover system for the facility includes (from top to bottom):

- 24-inch Vegetative Layer
- Gecomposite Drainage Layer
- 40-mil Textured Geomembrane
- 12-inch Compacted Select Clay Fill

9.6 Gas System / Gas to Energy

The facility has installed an approved NSPS gas collection and control system (GCCS) design plan installed within the north site and partial south site. Part of the final closure activities includes the last components needed to fulfill the NSPS design. The GCCS includes fifty five (55) gas extraction wells which are connected via header and lateral lines to an open flare, and landfill gas compression plant. In addition to that fourteen (14) perimeter gas wells are located in the northwest portion of the site. Two (2) perimeter trenches are utilized for gas extraction on the west side of the landfill. The plant sent landfill gas to the Simpsons, Sand and Gravel plus Chrysler Fenton plant until it was shut down in June 2011. Most of the landfill gas is flared at the site with a small amount still going to Simpsons, Sand and Gravel as of this review. According to records from 2010, average landfill gas flow was 2,100 scfm.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

9.7 Environmental Monitoring

9.7.1 Hydrogeology and Groundwater

There are four (4) hydrogeologic units that are monitored around the site. The upper three (3) zones are part of a supplemental monitoring network and the lowest zone is the aquifer considered to be the primary monitoring network. There are nineteen (19) wells that are monitored. Twelve (12) of these wells are installed in the primary network with the rest being supplemental. Six of the wells at the site have a low yield and are sampled using a diffusion bag sampler. The remaining wells are sampled with bladder pumps.

Information provided at the last monitoring event was from November 2011. The results of that monitoring event indicate that there were several Statistically Significant Increases (SSIs). Several SSI's were documented for the November 2011 event, including specific conductance, chloride, and fluoride. Chloride is showing an increasing trend in the samples collected from one well, however the results are less than 60 mg/L. Fluoride is showing an increasing trend in samples collected from one well, however the results are still below the Maximum Contaminate Level (MCL). Magnesium and nitrate/nitrite results were considered SSI's for samples collected from one well. There were no increasing trends in any of the results.

It appears that the results from above are due to turbidity of the samples (due to low yield, fine grained zones that are monitored) and naturally varying conditions. Therefore these parameters are not considered to be related to the landfill.

Due to assessment monitoring in 2001 and 2002, and the findings showing localized landfill gas migration in the groundwater samples, additional evaluation has been performed. This additional evaluation included assessment of the groundwater concentrations, leachate levels and concentrations, gas system operation and other factors. The groundwater at the site is not posing a risk to public health or safety. No additional groundwater assessments beyond detection monitoring at the site has been warranted, planned or required to date. All wells at the site remain in detection monitoring.

9.7.2 Landfill Gas Probes

Per the NSPS quarterly data for 2011 the facility has approximately twenty nine (29) landfill gas probes surrounding the site, with nine being installed in June 2011. No exceedances were reported for 2011. No additional information was provided for the probes or surface emission scanning for the site at the time period of this report.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

9.7.3 Stormwater/Surface Water

The facility's storm water discharges are covered under the Missouri NPDES Permit. The facility must sample their storm water and submit NPDES Monitoring Reports to MDNR on a Quarterly basis. A review of the facility's DMR's from 2010-2011 indicates that there have been no exceedances of permitted limits. No additional information was provided for surface water data.

9.7.4 Leachate

In 2010, the site reported sending more than 1,566,000 gallons of leachate to the local POTW, listed as Metropolitan St. Louis Sewer District. One of the perimeter trenches is reported for leachate collection. Geotechnology reports sampled leachate from two leachate sampling locations on a quarterly basis. During these events, leachate was sampled for normal required analytical parameters. The results from 2011 showed that BOD and COD results were detected above surcharge limits. No additional information was provided.

9.7.5 Air and Landfill Gas

There has been an historic landfill gas migration issue on the east and the west sides of the closed north landfill. Waste was placed within 50 to 100 feet of the property line. Several remedial measures were installed in the 1990's and early 2000's, with improvements to the active gas extraction system that included gas header, wells and a cut off trench, in addition to system operational improvement. Based on recent data reviewed, it appears the site has no subsurface landfill gas detection in the perimeter monitoring probes.

9.8 Compliance History

The facility utilizes the Dakota Auditor Software to manage the facility's environmental compliance program. Based on the 2012 report by Golder, the red flag identified in 2011 has not been rectified as of August 15, 2011. The compliance issue is based on groundwater exceeding permitted standards for fluoride, chloride, magnesium, nitrate/nitrite with low level VOCs.

9.9 Capital Expenditures and Closure / Post Closure Costs

Summary comparison of 2011 and 2012 Airspace Memos was not completed for Oak Ridge Landfill as the information was not provided in the data review files. Based on the 2012 report by Golder, closure costs for 2012 are budgeted at $5 Million. Golder states that the closure cost includes installation of the final cover system, and updates to the landfill gas collection system. No additional information for future years are listed to have budgetary numbers as it appears the site will be closed and in post-closure. Golder states that the post-closure care costs are estimated to be $190,797 annually. Golder

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CORNERSTONE Environmental Group, LLC

HHNT HODGES, HARBIN, NEWBERRY & TRIBBLE, INC. Consulting Engineers

States that cost includes final cover system maintenance, environmental monitoring, and facility inspections. The total post closure cost for the next 30 years is approximately $5,723,910.

Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimate for these projects to be sound.

9.10 Site Visit and Interview

Not permitted by seller.

9.11 Regulatory Interview (If allowed)

Not permitted by seller.

9.12 Other Significant Items that are Unique to the site

No other significant items are unique to the site.

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10 ORCHARD HILLS LANDFILL

10.1 General Site Description

The Orchard Hills Landfill (facility) is an active municipal solid waste landfill located at 8290 Highway 251 South, Davis Junction, Illinois 61020. The facility was originally permitted and developed (1997) on a greenfield (BFI) and has been accepting waste from 1998 to the present. Veolia (Onyx) acquired the site in 2000. A site location map is included in Appendix H. This map provides an aerial view of the facility along with other pertinent information.

10.2 Key Documents Reviewed

1. Veolia Landfill Profile Sheet (Golder Associates)
2. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, Modification No. 59
3. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, IEPA Modification No. 63
4. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, General NPDES PERMIT for Storm Water Discharges from Industrial Activities 04/03/2009
5. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, Modification of NPDES Permit No. ILR102637 05/08/2000
6. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, IEPA Permit for Landfill Expansion., 08/04/2011
7. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, IEPA Permit for Sulfur Removal System and New Enclosed Flare., 11/04/2010
8. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, IEPA Permit for Sulfur Removal System and New Enclosed Flare., 11/20/2011
9. Veolia ES Orchard Hills Landfill, Inc., Solid Waste Permit No. 1996-135-LF, IEPA Permit for Landfill Operation, I.D. No.: 141017AAC, 07/17/2003
10. Veolia ES Expansion Soil Balance Computations Transmittal Letter 05/25/2011, Working Copy 05/01/2012, Remaining Airspace Computations-Working Copy 05/01/2012-05/03/2012, FINAL – Quarterly Airspace Computations (Q1, 2012) 04/06/2012
11. Historic Due Diligence-OHL Environmental Assessment, Maps, Pictures, Summary of Permitted and Remaining Airspace Estimates, Environmental Monitoring Data, Executive Summary, Issues for Further Consideration, Summary of Development Costs, OHL Landfill Fact Sheet

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

12. Veolia ES Orchard Hills Landfill, Inc., Spill Prevention, Control, and Countermeasures Plan., September 2009
13. Veolia ES Orchard Hills Landfill, Inc., Storm water Pollution Prevention Plan, September 2009
14. Ogle County Inspections 04/27/2010 – 10/12/2011
15. Veolia ES Orchard Hills Landfill, Inc., Landfill Evaluation Report & Landfill Profile Sheet by Golder Associates Inc. 04/20/2012
16. Property and Boundary Survey Prepared by Willett, Hofmann & Associates, Inc., Dated 10/18/2010
17. Veolia Annual Airspace Calculations Dated 06/13/2011
18. Veolia Annual Airspace Calculations Dated 05/10/2012
19. *Landfill Evaluation report for Orchard Hills Landfill, Davis Junction, IL*, Prepared by Golder Associates, Inc., Dated 04/20/2012
20. Environmental Due Diligence Report, Prepared by RMT, Inc., Dated 01/2000
21. 2011 Groundwater Monitoring Results Reports and Electronic Data Deliverables (Qtr. 1 – Qtr. 4), Prepared by Environmental Information Logistics, LLC
22. 2012 EDR Reports
23. USEPA Notice of Finding and Violation 2/22/2010
24. Permitted Design Set 1-29
25. Veolia ES Orchard Hills Landfill, Inc., Exhibit A- Legal Description
26. People of the State of Illinois – VS – Veolia ES Orchard Hills Landfill, Inc. Answer to Complaint for Injunction and Other Relief
27. Environmental Information Logistics Enclosure Care Cost Estimates, Addendum No. 1 to Log No. 2011-262, 06/27/2011
28. Permitted Design Sets 1-29, Site Plan Aerial, Master Electrical Plan, Dust Control, Master LFG
29. Veolia ES Orchard Hills Landfill, Inc., Property Survey Legal Description
30. Veolia ES Orchard Hills Landfill, Inc., IEPA Addendum No. 1 to Log No. 2011-262
31. Veolia ES Orchard Hills Landfill, Inc., IEPA Application for Significant Permit Modification Condition X.7
32. Application for permit modification, Location of Gas Probes GMP30 and GMP31. 05/25/2011
33. IEPA Addendum No. 1 to Log No. 2011-206. 06/27/2011
34. Veolia Orchard Hills Landfill, 52264, GHG Summary Report. 2010
35. Solid Waste Annual reports 2009 Annual report Permit No. 1996-135-LF, Modification No. 54
36. Solid Waste Annual reports 2010 Annual report Permit No. 1996-135-LF, Modification No. 57
37. Solid Waste Landfill Capacity Certification, 01-01-2010-12. FEIN# 36-434-9390.
38. Solid Waste Annual reports 2009 Annual Certification Permit No. 1996-135-LF, Modification No. 54
39. Solid Waste Landfill Ground Water, Leachate, Facility, and Gas Reporting Form, 04/29/2011, 07/15/2011, 10/15/2011, 01/13/2012

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

40. Phase VIII Groundwater Monitoring Network Installation Documentation 12/12/2011
41. NPDES Permit for Storm Water Discharges Associated With Industrial Activities, 05/01/2009
42. Computation Sheet 08/27/2010
43. RMT Deliverables 03/26/2009
44. Veolia Orchard Hills Landfill Host Agreements Ogle County 11-95 & 10-98, Davis Junction 9-98, 10-02, 10-95
45. Procedure for New Pollution Control Facility Site Approval Requests in the Village of Davis Junction, Illinois. 19-95

10.3 Permits

The following discussion pertains to the permits provided by Veolia in the database. The permits provided may not be the latest version or be a complete document. The IEPA Solid Waste Unit Web Database Search was used to determine the status of the permits, permit renewals, and permit modifications.

10.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit	1996-135-LF	2/07/1997	2/01/2012
Stormwater Discharge (NPDES ILR00)	ILR102637	5/14/1998	4/30/2014
Air Quality – Title V	ID 141017AAC	7/17/2003	7/17/2008
	Appl No. 02020048	2/11/2002	

10.3.2 Facility Operating Permit

The facility operating permit was originally issued on 02/07/1997 and the current permit expired on 02/01/2012. An application for permit renewal was submitted November 1, 2011, 90 days prior to the permit expiration. This permit renewal is presently still being reviewed by IEPA and a Waiver Date of 7/6/2012 is listed in the IEPA database for application log 2011-485.

10.3.3 Pending / Future / Expansion

Potential expansions of the facility are conceptual at this time into surrounding farm land property (240 acres) but are contingent on the ability to acquire properties and consistency with the County's Solid Waste Plan, which may prohibit future landfill expansions.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

10.4 Area, Airspace, and Soil Balance

The property boundaries, permitted waste boundary, permitted and constructed airspace, calculated site life, and soil balance for the facility are discussed in the following sections. Please see the attached Aerial Photograph depicting the Facility’s layout.

10.4.1 Area

The facility property consists of 446.32 acres with a single waste disposal unit of 251.1 areas according to the facility’s Solid Waste Permit Modification No. 26 (1996-135-LF), issued by the IIIinois Environmental Protection Agency on July 26, 2004. This permit modification increased the disposal capacity of the landfill thought a horizontal and vertical expansion.

10.4.1.1 Permitted Airspace

The permitted airspace for the Facility was reported as 48,859,344 cubic yards (cy); in the 2012 Annual Airspace Calculations and Landfill Profile Sheet.

10.4.2	Remaining Permitted / Constructed Airspace

The 2012 Veolia’s Annual Airspace Calculations report the remaining permitted airspace at 27,149,700 cy for the current year (2012). The Landfill Profile Sheet prepared by Golder Associates reports a remaining volume of 26,887,900 cy as of January 2012 and the remaining constructed airspace at 7,491,720 cy.

10.4.3	Remaining Site Life

The 2012 Annual Airspace Calculations report a remaining site life of 13.4 years, which is based upon a predicted waste acceptance rate of 6,000 tons per day, 286 filling days per year, and a projected waste density of 1,700 pounds per cy. Golder calculated 13.5 years of remaining site life using the same projected waste density in the Landfill Profille Sheet, which is reasonable as compared to the Calculated Density Achieved between Annual Surveys (2,427 pcy) for NET fill that Veolia calculated but chose to project with a 1,700 Life-of –Landfill Density. In addition, filling activities have been in the upper elevations of the landfill resulting in significant settlement of previously placed waste.

10.4.4	Soil Balance.

The soil balance for the facility indicates a soil shortage of approximately 2.6M cy. There has been a problem with this site since conception due to availability of onsite clay. The clays are inter-bedded with other materials not suitable for cell construction. In addition, this facility is constructed over a large regional trending alluvial valley that is not typical for landfills in IIIinois generally built over clay rich tills. A 4.2M Additional Mass Excavation fund has been allocated.

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10.5 Liner and Cover System

A brief discussion of the landfill liner and cover system is provided in the following sections.

10.5.1 Baseliner System

The permitted baseliner system for the facility includes (from top to bottom):

6 oz. Filter Fabric

12-inch Granular Drainage Layer

10/12 oz. Geotextile Cushion Layer

60-mil HDPE Geomembrance

4 ft. Compacted Soil Liner (max 1x10-7 cm/sec)

10.5.2 Final Cover System

The permitted final cover system for the facility includes (from top to bottom):

0.5 ft. (vegetative) Cover Layer

2.5 ft. General Fill

Gecomposite Drainage Layer

40-mil LLDPE Geomembrane

2 ft. Compacted Clay (1x10-5 cm/sec)

10.6 Gas System / Gas to Energy

The facility has been upgrading its landfill gas management system and completing final cover in response to Notice of Violations for odors related to H2S in landfill gas. A Sulfa Treat System was installed and approximately $9.6M was spent in 2011 to upgrade the landfill gas system and construct 43 acres of final cover.

The facility is planning on a gas to energy plant with Hoosier Energy for a 13.5 megawatt plant operating in 2013.

10.7 Environmental Monitoring

Environmental monitoring reports were reviewed as provided by Veolia in the database. The following sections discuss the hydrogeology and groundwater monitoring, landfill gas probe monitoring, storm water and surface water discharges and monitoring, leachate monitoring, and air and landfill gas monitoring.

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10.7.1 Hydrogeology and Groundwater

A 2010 annual assessment of groundwater flow was reviewed for the Orchard Hills Landfill. The upper most geologic unit underlying the landfill is the Esmond Till, a fine grained ground moraine. This unit is followed by an upper unit (5-10 ft. thick) fine to medium sand, fine to coarse sand Second Outwash (10-45 ft. thick) Deep Zone, and Basal Fine Sands. These Fine Sands and the Second Outwash collectively comprise the uppermost aquifer for the site. The groundwater flow direction is toward the north across the site.

10.7.1.1 Groundwater

The groundwater monitoring network for Phases I through VII of the facility consist of six (6) up gradient wells nineteen 19) zone of attenuation points and, and two (2) Compliance Boundary locations. Wells and are required to be monitored quarterly while sampling and analyses are performed at the remaining points semi-annually. EIL sampled the above-mentioned monitoring wells between October 20 and November 16, 2011 (i.e. latest analysis in the database) and Siemens Water Technologies Corporation of Rothschild, Wisconsin performed the laboratory analyses on the collected groundwater samples. No AGQS/MAPC exceedence or successive concentration increase was observed at the facility during the first, third, or fourth quarter 2011 monitoring events.

MAPC exceedences were observed during the second quarter 2011 at well G16D for dissolved sulfate and total dissolved solids. This well was re-sampled and no exceedences were confirmed. An additional monitoring well G06D was added as a permit modification earlier this year.

10.7.2 Landfill Gas Probes

Landfill gas monitoring is conducted on eleven (11) perimeter probes four (4) in-waste probes, and three (3) ambient air monitoring locations. Methane was not detected at a perimeter probe or in ambient air at a concentration greater than 50% of the lower explosive limit or 2.5% by volume during 2010. There was no data provided for 2011.

10.7.3 Stormwater

The facility's storm water discharges are covered under the Illinois National Pollution Discharge Elimination System (NPDES) Permit ILR102637 General and NPDES Permit No. ILR00 effective May 1, 2009 and expires April 30, 2014. Inspections of storm water discharge are performed quarterly by Veolia at four outfall locations per the site's SWPPP. No reportable findings were observed.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

10.7.4 Surface Water

The facility conducts semi-annual inspections of sedimentation basins and perimeter ditches. No reportable findings were observed.

10.7.5 Leachate

Leachate was monitored at the permit-specified locations and frequencies during the 2010 calendar year (latest information in the database). A summary 2010 Annual Report prepared by EIL was submitted April 29, 2011. The leachate monitoring program remained unchanged during 2010.

A total of 3.775 million gallons of leachate was re-circulated at the site in accordance with the permit in 2010. Veolia monitors the facility for seeps, odors, and other issues associated with the leachate re-circulation program. No seep was identified in conjunction with the leachate re-circulation program during 2010. Leachate was not recirculated in portions of the landfill emanating odor in 2010.

10.7.6 Air and Landfill Gas

Veolia conducted landfill gas monitoring at the network of perimeter probes and in ambient air on a monthly basis in accordance with the permit during 2010. Methane was not detected at a perimeter probe or in ambient air at a concentration greater than 50% of the lower explosive limit or 2.5 % by volume during 2010.

10.8 Compliance History

There is presently an outstanding compliance issue with the IEPA and USEPA regarding NOVs issued for complaints of odors and other landfill gas violations. The IEPA, through the Attorney General's Office, filed a civil complaint in the Circuit Court of Ogle County, Illinois. Veolia has reportedly filed an Answer to the Complaint for Injunction and Other Relief (i.e. draft no date on the document, added to the file room June 21, 2012) in order to publicly disagree with the Complaint. The Answer to the Complaint for Injunction and Other Relief document lists five Counts:

- Count I Air Pollution.
- Count II Violation of Revised Construction Permit: Excess Sulfur Dioxide Emissions.
- Count III Failure to Obtain Revised Construction Permit.
- Count IV Failure to Obtain CAAPP Permit.
- Count V Failure to Operate Collection and Control System to Prevent Malodors Beyond Landfill Boundary.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Civil penalties of $50,000 for each violation and an additional $10,000 for each day of violation were included in this draft for the majority of the Counts. Therefore, depending on the determination of the number of violations and the number of days the facility was in violation a significantly higher civil penalty (reportedly $150,000) could be issued.

The following Notice of Violations have been issued to the Orchard Hills Landfill:

Ogle Country Solid Waste Management Department issued a NOV on 3/2/06 following a record review on 1/20/06. The following violations were noted 1) recordkeeping requirements for the load checking program were not being maintained, 2) Gas monitoring devices were not installed or operational in all of the buildings on site and 3) continuous methane detection devices were not installed or operational in two buildings within the facility. Facility provided a written response 4/25/06. No further action necessary.

The State’s Attorney of Ogle County issued an Administrative Citation on 6/30/06 for uncovered refuse, litter, and use of C&D debris as unapproved alternative daily cover material. An administrative citation and $1000 fine was issued to the landfill on 8/28/06. The issue has been corrected and fully resolved. No further action necessary.

An Administrative Citation was issued on 9/24/08 by State’s Attorney of Ogle County for uncovered refuse based on inspection performed on 7/28/08. A written response was provided and corrective action was taken. No further action required.

A NOV was issued on 5/28/09 by the Ogle County Solid Waste Management Department following an inspection 4/30/09. The Violation notice alleges violations associated with storm water discharge and odors during the inspection. Site responded to alleged violations. The Ogle County Management Department accepted the proposed Compliance Commitment Agreement. A Return to Compliance letter was received and no further action is necessary.

A Citation and Notice of Penalty was issued 7/14/09 by OSHA following an inspection 5/13/09. The citation alleged that a temporary 480V electrical line was not installed properly to protect it from physical damage. Abatement of the alleged violation was completed on 5/15/09. An Informal Settlement Conference was held with OSHA on 8/05/09. A $2,500 penalty was paid. No further action necessary.

A NOV was issued by the IEPA 2/4/10 alleging violation of the permitted hourly emission level for SO2 as well as Section 9a of the Illinois Environmental Protection Act – off-site odors. The site has responded, a permit modification was submitted to IEPA and is under regulatory review. The USEPA has pursued additional regulatory action on this issue. There appears to be regulatory agreement between USEPA and IEPA to issue an air permit to allow new gas extraction systems to be activated. The NOV was referred on to the Illinois Attorney General’s office. The Attorney General’s office verbally suggested an

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$180,000 monetary fine and additional monitoring. Additional follow up is required.

- A NOV was issued by the USEPA 2/22/10 for alleged air permit violations associated with the landfill gas operations. Odors and poor operating practices were cited. A meeting was held with USEPA on 3/18/10 and a written response was provided. Additional follow up is anticipated.
- A NOV was issued by the Ogle County Solid Waste Management Department 4/20/10 for contaminated discharge. A Compliance Commitment Agreement was accepted by Ogle County. No further action necessary.
- A NOV was issued by the Ogle County Solid Waste Management Department 12/13/10 for not having a continuous gas monitoring device in a storage building on the site. Additional monitoring devices have been ordered and will be installed in all buildings at the facility when received. A Compliance Commitment Agreement was accepted by Ogle County. No further action necessary.

The facility utilizes the Dakota Auditor Software to manage the facility's environmental compliance program. Based on the 2012 report by Golder, red flags identified in 2011 have been rectified.

10.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix H is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced cell construction costs ranging from $210,000 to $230,000 and capping costs ranging from $150,000 to $175,000. In view of this, and as shown in the Appendix H summary, it is recommended that certain cost expectations should be increased.

All costs presented in this section are based on information provided by the landfill owner. Any appropriate discussion of the validity of these costs are discussed at the end of this section.

Based on the 2012 Annual Airspace Memo and cost calculations, the following costs are estimated for Construction, Closure and other Capital Expenditures.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

2013 2014 2015 2016 2017

Cell Construction 5,319,294 5,744,097

Closure 4,695,193 850,000 5,014,643 850,000 550,000

Other CapEx 4,890,000 100,000 4,930,000 100,000 0

2018 2019 2020 2021 2022

Cell Construction 4,971,060 6,424,705 2,703,416 3,289,883

Closure 1,844,651 5,014,643 1,743,772

Other CapEx

2023 2024 2025 2026

Cell Construction 6,424,705

Closure 4,846,510 9,208,763

Other CapEx

10.9.1 Cell Development

Six phases (Cell 9 through 14) of the facility remain to be constructed. Based on the 2012 Annual Airspace Summary, new phase construction is scheduled to occur in 2013 (Cell 9 – 17.7 acres), 2015 (Cell 10 – 18.6 acres), 2018 (Cell 11 – 16.3 acres), 2019 (Cell 12 – 18.6 acres), 2022 (Cell 13 – 8.3 acres), and 2022 (Cell 14 – 10.1 acres); the repeat of 2022 is probably a typographical error and should be 2020 or 2021.

The total construction cost estimate for the remaining phases is estimated at approximately $28.5M, which equates to $317,550 per acre. However, the 2012 unit costs, which are the 2011 unit costs inflated by 2.9 percent, appear to utilize slightly aggressive unit costs associated with the earthwork portion of the construction. No information was provided for the basis of the unit costs. The construction cost estimates include a five percent administrative/contingency amount, which is considered low.

The 2012 cell construction cost estimates increased significantly (30.7%) from the 2011 as a direct result of the reclassification of Leachate Recirculation cost ($246,000 annually) and Temporary Landfill Gas Installations ($200,000 annually); previously under Other Capital Cost. Per Veolia corporate, these costs are now included in the cell construction cost.

10.9.2 Closure

Seven phases (3 through 9) of the facility remain to be closed. Based on the 2012 Annual Airspace Calculations, closure construction is scheduled to occur in 2013 (Phase 3 – 26.5 acres), 2015 (Phase 4 – 28.4 acres), 2018 (Phase 5 – 9.5 acres), 2019 (Phase 6 – 28.4 acres), 2022 (Phase 7 – 8.9 acres), 2024 (Phase 8 – 27.4 acres), and 2026 (Phase 9 – 53.3 acres). The 2012 phase closure plan has changed from 2011, where the Annual Airspace Calculations planned 10 phases of closure.

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Based on the closure cost estimate, the area remaining to be closed is 182.4 acres. The total closure costs have been estimated at approximately $32.4M, which equates to $177,457 per acre.

In 2011 Permit Modification No. 57 revised the Closure and Post-closure cost estimate to account for a 1% inflation factor as requested by IEPA. The revised Premature Closure Cost Estimate expressed in 2011 dollars is $10,827,311. The 2011 Dollars revised Cost Estimate for Post-Closure Care ($130,301@ 30 years) is $3,909,030 and Decommissioning is $102,211. Therefore, the revised total required financial assurance for the facility is $14,838,552.

10.9.3 Landfill Gas System

The construction costs associated with the final landfill gas collection and control system (GCCS) are skewed due to the NOV for odors related to H_2S in the landfill gas. Approximately $9.6M was spent in 2010-2011 to construct 43 acres of final cover and upgrade the gas system. In 2012, $826,000 was budgeted to install temporary and permanent gas wells and headers representing 90% of the budget for 2012. This trend will continue with planned further upgrades to the landfill gas system, leachate recirculation system, and final cover construction. The CapEx and Closure estimates for 2013 and 2015 are an additional $9.6M and $9.9M, respectively. These cost estimates have been projected prior to the final resolution of the NOVs. A Consent Order is anticipated with fines and additional associated cost from the IEPA and the USEPA.

Construction costs associated with the gas collection system have been included in the cell development cost estimates and the construction costs associated with the final GCCS have been included in the closure cost estimates. All GCCS construction costs have been proportion on a per acre basis for each construction event. The actual GCCS construction cost may vary based on the requirement of the GCCS. GCCS construction phasing plans were not provided.

10.9.4 Other Capital Expenditures

For 2012, the facility has estimated the cost of other capital expenditures at approximately $6,548,991. These expenditures include annual state permitting, soil borrow permitting, pneumatic pumps, air compressors, backup generator, and additional mass excavation (to acquire the needed clay). Details of the cost estimates for these expenditures were not provided, nor were a schedule for their construction.

10.9.5 Post-Closure

The post-closure period for the facility is 30 years and the total post-closure costs have been estimated at $15,189,300. The cost of leachate hauling and treatment at the Rock River Water Reclamation District has averaged about $0.10/gallon. Alternative plans for the long term management of leachate should be reviewed.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

10.10 Site Visit and Interview

A Regulatory Interview was not allowed by the Seller.

10.11 Regulatory Interview (If allowed)

A Regulatory Interview was not allowed by the Seller.

10.12 Other Significant Items that are Unique to the site

- BFI Davis Junction Landfill is a closed landfill containing RCRA regulated waste adjacent to the northeast permitted waste boundary but down gradient in groundwater flow direction from Orchard Hills Landfill.
- The Facility plans to install a landfill gas energy plant in the future.
- The negative soil balance will require the acquisition of surrounding farm land for Mass Excavation for clay or developing another borrow source.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble, Inc. Consulting Engineers

11 VALLEY VIEW LANDFILL

11.1 General Site Description

The Valley View Landfill (facility) is an active municipal solid waste landfill located at 1363 Bear Road, Decatur, IL 62522. The facility was originally permitted in 1956 and is currently split into two permitted Units. Unit 1 is a closed, pre-subtitle D landfill with a permitted footprint of 22.5 acres regulated pursuant 35 IAC 807 and Unit 2 has a permitted footprint of 64.5 acres regulated pursuant to 35 IAC 811-814. The facility was acquired by Veolia in October 1998. A site location map is included in Appendix I. This map provides an aerial view of the facility along with other pertinent information.

Information and opinions stated in this report are based on review of data from the Veolia data room, Environmental Data Resources, Inc. map from the Sanborn library, site visits, and waste management industry experience.

11.2 Key Documents Reviewed

l. Landfill Profile Sheet. Valley View Landfill. Golder Associates, Inc.

2. Landfill Evaluation Report for Valley View Landfill, Prepared by Golder

Associates, Inc., April 2012

3. Veolia Annual Airspace Calculations, May 21, 2012

4. Veolia Expansion Annual Airspace Volume Calculations. TRC Environmental Corp. April 2012

5. Veolia Annual Airspace Volume Calculations. RMT, Inc. May 2011

6. Application for Significant Permit Modification for Landfill Expansion. Prepared by Weaver Boos Consultans. January 2012

7. Pending Application for Landfill Expansion Draft Denial Response Letter. Prepared by Weaver Boos Consultants. January 17, 2012

8. EDR Aerial Photo Decade Package. Inquiry Number 3331115.174, May, 2012

9. Macon County Board Ordinance Approving a Macon County Siting Ordinance for Pollution Control Facilities. Ordinance No. 0-75-9-08

10. Settlement Agreement and Mutual Release of Claims. Macon County Landfill Corp. Dave Gietl, and the Harristown Township. 12/12/2002

11. Host Agreement Between the County of Macon and Veolia ES Valley View

Landfill, Inc. 10/09/2008

12. Preliminary Due Diligence Report of the Macon County Landfill. Decatur,

Illinois. Prepared by Andrews Environmental Engineering, Inc. 07/1998

13. Permit Extension of Time. Permit No. DS2008046. Illinois Department of

Natural Resources. January 20, 2012

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14. Construction Permit NSPS/NESHAP Source. Application No. 11060021. ID.

No. 115802AAL. Illinois Environmental Protection Agency. Issued October 7, 2011

15. NPDES Permit No. IL0075485. Illinois Environmental Protection Agency.

08/06/2012

16. General NPDES Permit No. ILR00. Illinois Environmental Protection Agency.

04/3/209

17. Notice of Registration Requirement. Illinois Emergency Management Agency.

04/01/2011

18. 1158040008–Macon County. Permit No. 1995-198-LF. Modification No.76.

Illinois Environmental Protection Agency. Permit Approval. 12/22/2011.

19. Industrial Discharge Permit. Sanitary District of Decatur. Permit Number 275. Issue Date 02/25/2009

20. Title V –Clean Air Act Permit. Application No. 99040004. I.D. No. 1l5802AAL. Illinois Environmental Protection Agency. 06/20/2002. Revised 03/ 1 1/2003

21. 2011 Solid Waste Landfill Groundwater, Leachate, Facility and Gas Reporting Forms, Prepared by EIL

22. 2010 Annual Report Veolia ES Valley View Landfill. Prepared by EIL. 04-29-2011

23. Non-compliance Advisory Response Letter. EIL 10/14/2011

24. Supplemental Permit Application Condition 29 of Attachment A. Prepared by Environmental Information Logistics, Inc., July 15, 2011

25. Addendum No. 1 to Log No. 2011-133. Prepared by Environmental Information Logistics, Inc., June 3, 2011

26. 2010 & 2011 Semiannual & Annual Title V Compliance Certification Reports, Prepared by Veolia

27. Semiannual Starup, Shutdown, Malfunction (SSM) Plan Reports. Prepared By EIL. 2009-2011

28. 2009-2011 Surface Monitoring Reports. Prepared by EIL

29. 2009-2011 Semi-Annual Monitoring Reports. Prepared by EIL

30. 2009-2011 Annual Emissions Reports. Prepared by EIL

31. 2009-2010 Annual Report Prepared by EIL

32. Sanitary District of Decatur 2010 and 2011 Semiannual Leachate Self-Monitoring Report. Prepared by Siemens Water Technologies Corp. and Environmental Information Logistics

33. Sanitary District of Decatur Annual Report Form. Prepared by Veolia. 1/18/2011

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11.3 Permits

11.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit	1995-198-LF Mod. No. 76	12/22/2011	05/01/16
IDNR Office of Water Resources Permit	DS2008046	01/20/2012	
Stormwater Discharge (NPDES)	ILR00	Issued 04/03/09	04/30/2014
Clean Air Act Permit	99040004	06/20/2002	06/20/2007
Macon County Siting Ordinance For Pollution Control Facility	0-75-9-08	11/9/2008	
Construction Permit NSPS/NESHAP Source	11060021	10/07/2011	
Sanitary District of Decatur Wastewater Discharge Permit	275	02/25/2009	02/24/2014

11.3.2 Pending / Future / Expansion

Weaver Boos Consultants are currently in the process of permitting a 9,532,000 cy vertical and horizontal expansion. This expansion volume is from a January 2012 Veolia estimate and is subject to change as part of the ongoing permitting process. The projected regulatory approval date of the expansion is June 2012.

A planned expansion will add an additional 31 years to the site life. According to the Veolia Historical Waste Intake Reports the average waste intake over the last four years averaged 152,300 tons. The planned expansion will add approximately 30 years to the site life.

11.4 Area, Airspace and Soil Balance

11.4.1 Area

The facility property consists of 338 acres west of US Route 51 and an additional 1.4 acre parcel east of this right of way. Two (2) separately permitted but contiguous landfill Units sit on this property. Unit 1/ Section 1 consists of 22.5 acres, is permitted under 35 IAC 807 and is inactive. Unit 2 covers 64.5 acres and consists of three sections, Sections II, III, and IV, that were combined with the issuance of Solid Waste Permit (#115804008), by the Illinois Environmental Protection Agency and permitted under 35 IAC section 814 Subpart C.

Unit 1 consists of the portion of the landfill that could not be demonstrated to comply with parts 810-814 of 35 IAC during the 1997 permitting process. Consequently, it underwent final closure and was physically separated from the remainder of the site. The

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HHNT HODGES, HARBIN NEWBERRY & TRIBBLE INC

proposed physical separation consisted of a compacted clay liner installed between the two units.

The proposed expansion application proposes a waste exhumation from Unit I, an expansion of an existing slurry wall, and other design elements that are intended to bring that area into compliance with 35 IAC parts 810-814 and would allow that area to be permitted along with the rest of the site. This will eliminate the need for the Unit 1/ Unit 2 separation.

A proposed expansion will add an additional 43.8 acres of permitted waste disposal area to the north of the currently permitted landfill. Additionally, a vertical expansion is proposed overlaying existing sections I through IV.

11.4.2 Permitted Airspace

Based on the 2012 evaluation report by Golder, the permitted airspace for the Facility was reported as 9,257,000 cubic yards (cy). The planned expansion will add an additional 9,567,800 cy to the site capacity.

11.4.3 Remaining Permitted Airspace

According to the Golder and Associates landfill profile sheet, there was 314,199 cy of remaining permitted airspace on the existing permit as of January 2012. By March 2012, the remaining permitted airspace had dropped to only 239,800 cy, per the Veolia 2012 annual airspace calculations.

If the permitted expansion is approved, remaining permitted airspace will increase to 9,806,800 cy. This number takes into consideration a reduction of approximately 700,000 cy of waste due to a planned waste relocation from the Unit 1 area to the new expansion cells as part of a corrective action related to groundwater contamination.

11.4.4 Remaining Site Life

The 2012 annual airspace calculations report a remaining site life of 1.1 years in the Unit 1 area, based upon a predicted waste acceptance rate of 600 tons per day (tpd), and a predicted waste density of 1,600 pcy. The proposed expansion adds approximately 29.8 years to the site life with a projected filing rate of 900 tpd and 286 filing days per year.

11.5 Liner and Cover System

11.5.1 Baseliner System

Unit 1 of the existing landfill is a legacy system originally constructed in 1957 and is unlined.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

The permit for Section II of Unit 2 required 10 feet of in situ material with a hydraulic conductivity of less than 1 x 10-7 cm/sec be present as a liner. Borings indicate this material is present. According to a previous due diligence report by Andrews Environmental Engineering, Inc., recompacted sidewall liners were constructed to separate in situ deposits of permeable material, but there is no known construction documentation of the sidewall liners.

The permit for Section III of Unit 2 required 10 feet of in situ material with a hydraulic conductivity of less than 1 x 10-7 cm/sec be present as a liner. Borings indicate this material is present. Recompacted sidewall liners were constructed to separate in situ deposits of permeable material.

Section IV of Unit 2 was permitted to comply with RCRA Subtitle D federal regulations, and has a liner consisting of 5 foot thick recompacted clay and 60 mil HDPE geomembrane liner.

The proposed baseliner system for the newly constructed areas of the facility includes (from top to bottom):

- Geotextile
- 12-inch Granular Drainage Layer
- 60-mil HDPE Geomembrane Liner
- 60-inch Compacted Clay

11.5.2 Final Cover System

Section I and a portion of section II have final cover in place consisting of approximately 24 inches of compacted clay soil. A portion of section II also received an additional 6 inch layer of vegetative soil. Sections III and IV do not have final cover in place. According to the facilities current operating permit, areas that do not have final cover in place should be covered with at least six inches of clean soil or alternative daily cover, but the site has received eight citations between 2006 and 2007 for inadequate cover. Landfill final cover construction is projected for 2015 under the existing permit. Under the proposed expansion Unit II will be overfilled with a vertical expansion.

The proposed final cover system for the facility under the expansion permit will include (from top to bottom):

- 6-inch (Vegetative) Cover Layer
- 30-inch General Fill
- Geocomposite Drainage Layer
- 40-mil Textured LLDPE Geomembrane
- 24-inch Compacted Clay –or- 12-inch granular drainage layer

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11-5

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

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11.6 Gas System / Gas to Energy

An active landfill gas collection and control system (GCCS) has been approved by the IEPA for the existing site.

The existing collection system in Sections I and II currently consists of dual-extraction gas/ leachate wells. The proposed gas collection system has 97 gas extraction wells spaced at approximate 200-300 foot centers. Gas collection header and lateral piping, ranging from 6 to 18 inches in diameter, will connect the well field to a blower system and control device, which is currently a utility flare.

The utility flare is currently located north of Hill Road, and will be relocated as part of the expansion to the south side of the landfill near the existing leachate storage tank.

11.7 Environmental Monitoring

11.7.1 Hydrogeology and Groundwater

The facility must sample their groundwater and submit Groundwater Monitoring Reports (GMR's) to the IEPA on a quarterly basis. The results were compared with Applicable Groundwater Quality Standards (AGQSs) and Maximum Allowable Predicted Concentrations (MAPCs). Groundwater is sampled and analyzed at a total of thirty-five (35) monitoring wells.

Unit 1 of the existing system is a closed, unlined landfill that was constructed prior to the implementation of subtitle D standards. Gas migration is present in three gas probes along the north side of the site.

As a result, numerous groundwater exceedances of both the AGQSs and MAPCs for multiple parameters have occurred on an ongoing basis and the site proposed to implement a corrective action for the facility in 1999. The corrective action was approved in 2000.

In 2001, a slurry wall and gradient control system was installed adjacent to portions of Sections I, II, and III of the existing landfill. The purpose of the gradient control system is to maintain an inward gradient across the slurry wall. The groundwater collected in the gradient control system is pumped to a treatment wetland system located to the south of Sections III and IV, known as the GCETS.

In 2002, the facility established a Groundwater Management Zone (GMZ) to encompass four wells located outside of the slurry wall facility. A corrective action groundwater monitoring program was implemented at eight additional monitoring wells inside the slurry wall. The corrective action groundwater monitoring plan was amended in 2010 to include two piezometer locations.

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11-6

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Landfill related MAPC exceedances have been noted at two other groundwater monitoring wells and they are considered undergoing corrective action.

In 2004, MAPC exceedances at an additional two wells had been identified as related to the influence of landfill gas. Improvements to the landfill gas collection system, constisting of the installation of sixteen (16) new wells and connection of sideslope risers were proposed and constructed and a slightly different GMZ was established around those two wells that included the installation of two piezometers.

Observed decrease in corrective parameter AGCS/MAPC exceedances indicate the implemented remedial measures have been effective. No AGQS/MAPC exceedances were identified for ninety-five (95) corrective action parameters during 2010. A quantitative trend analysis showed no statistically significant increasing trends for any corrective action parameters. Time series analyses were performed, the majority of which show stabilization or decreases in correction action parameters.

However, during 2010, dissolved cadmium, dissolved magnesium, and dissolved chromium MAPC exceedances were observed. These three parameters were not on the original list of corrective action parameters and have been added.

Due to continued groundwater issues, and in conjunction with the proposed expansion, an amendment to the corrective action plan is to be submitted in 2012.

The landfill is planning on removing some of the source of the groundwater contamination by excavating a total of 700,000 cy of waste from Unit 1 and moving it to the new lined expansion areas over two years.

Following the proposed waste relocation from Section 1, a new section of slurry wall and gradient control system will be constructed along the new limit of waste and connected to the existing slurry wall. Together, the system will provide containment that meets the more stringent modern design standards for liner systems.

The proposed remediation for the groundwater issues was known at the time of the latest budget estimates and the associated costs should be included in the planned budgets.

The majority of the base of the expansion area is projected to be built within a deposit referred to as the Vandalia Till, and a portion of the western end of the landfill is to be built within a deposit known as the shallow water bearing zone (SWBZ). Settlement calculations show a maximum of approximately 15.4 inches of primary consolidation and approximately 5.9 inches of secondary consolidation at the center of the expansion area. Settlement calculations performed on the vertical expansion of the existing landfill indicate that approximately 1.06 feet of additional settlement is anticipated as a result of the vertical expansion loads.

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11.7.2 Landfill Gas Probes

The existing landfill gas monitoring system at the Valley View Landfill consists of below-ground perimeter probes at twelve locations around the permitted waste boundary of the existing landfill and, typically, a nominal 100 feet from the permitted waste limits. These probes are sampled on a monthly basis along with ambient air conditions at three downwind locations. Six additional permanent gas probes are proposed at the perimeter of the expansion site. In addition, a minimum of two gas probes will be located within the refuse.

Landfill gas migration has been detected in three probes along the north side of the site. A Gas Migration Remediation plan was submitted to IEPA in May 2000 presenting corrective actions including aggressive landfill gas tuning. However, gas detection in these probes continues.

11.7.3 Storm water

The facility's storm water discharges are covered under the Individual NPDES discharge permit number IL0075485.

Storm water runoff from the site is handled in one of three ways. It may be diverted around the landfill, routed to one of the sedimentation basins, or treated as leachate. The runoff from outside the refuse limits is diverted around the landfill to a sedimentation basin in a series of ditches and diversions outside the perimeter berm that define the refuse limits.

Storm water runoff that falls within the landfill footprint, but that does not come in contact with refuse, is routed to the perimeter ditch system and subsequently to one of the sedimentation basins. This includes runoff from final and intermediate covered areas and areas undergoing liner construction, but not yet accepting refuse.

Runoff that comes in contact with refuse is routed to the leachate collection system and managed as leachate.

Diversion berms are constructed on the final cover to intercept runoff and decrease sheet flow distances, thereby reducing erosion. The diversion berms will slope at approximately 2 percent and convey storm water either into one of the perimeter ditches or into a drop pipe that discharges into one of the perimeter ditches. The drop pipes will be placed along the 10H:1V, 4H:1V, and 3H:1V outer slopes and will include erosion control measures (i.e., energy dissipaters, or other method) at the outlets.

A series of sedimentation ponds located along the perimeter of the landfill allows suspended solids in the surface water runoff from the landfill to settle. A total of seven sedimentation ponds are proposed or existing.

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11-8

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

The wetland treatment facility includes an aeration basin, a surface flow treatment area and a subsurface flow treatment area.

Outfall A01 discharges from the treatment wetland to the south sedimentation basin, Outfall 001 discharges from south sedimentation basin to an unnamed tributary of the Sangamon River, and a third outlet structure bypasses the subsurface portion of the wetland facility. The outfalls are sampled by the site in accordance with the NPDES permit. Surface water is sampled for ammonia, chloride, and total dissolved solids along with BOD, total iron and TSS.

Discharge limit exceedances occurred in 2010 and 2011, and the site was issued and responded to a non-compliance advisory.

During November of 2010, chloride and ammonia concentrations spiked at Outfall 001 and resulted in discharge limit exceedances. These exceedances have been attributed to sampling errors.

During winter of 2010 and 2011 high levels of ammonia were observed at outfall 001. Additionally, BOD, TSS and total iron exceedances were noted at outfall A01. These exceedances have been attributed to decreases in the hydraulic residence time following the construction of the third outlet structure in 2007 which bypassed subsurface flow wetland. Proposed remediation include re-activated subsurface flow in the wetland, removal of vegetation from the subsurface flow wetland, re-vegetation of the surface flow wetland, and sediment removal from the South Detention Basin.

11.7.4 Leachate

The facility transports landfill leachate to the Sanitary District of Decatur for treatment. The facility must sample their leachate and submit Self-Monitoring Reports to the Sanitary District of Decatur on a semi-annual basis. The facility monitors for the following parameters and limits:

- Flow, 6,000 GPD
- pH, 6 to 11
- TSS, total suspended solids, 3.794.5 mg/l
- BOD5, biochemical oxygen demand, 10,385 mg/l
- FOG-T, total fats oils and greases, 200 mg/l
- FOG-N, non-polar oils, required if FOG-T is over 100 mg/l
- AMMONIA-N, ammonia-nitrogen, 2,616.2 mg/l
- PHENOLS, 4.35 mg/l
- ARSENIC, 1.2 mg/l
- BORON, 13.7 mg/l

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11-9

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble Inc.

- CHROMIUM, total chromium, 14.5 mg/l
- COPPER, 3.0 mg/l
- LEAD, 2.3 mg/l
- NICKEL, 1.1 mg/l
- ZINC, 7.1 mg/l

A review of the facility's reports from 2010 and 2011 until present indicates that there have been no exceedances of permitted limits.

11.7.5 Air and Landfill Gas

On-site buildings within the facility are equipped with continuous explosive gas monitoring devices.

Ambient air monitoring in accordance with the Clean Air Act permit consists of the following:

Quarterly surface emission monitoring, monthly monitoring of every landfill gas extraction well location, monthly monitoring of landfill cover integrity, weekly monitoring for fugitive dust from wind erosion or road traffic, and monitoring and recording of the flow to the flare and flame presence every 15 minutes.

A review of monitoring reports from 2009-2011 shows finds that 3 (three) exceedances of the 500 ppm methane limit were detected during the third quarter 2009 scan, seven (7) exceedances were detected during the fourth quarter 2010 scan, and 1 (one) exceedence was detected during the fourth quarter 2011 scan.

Additionally, a previous due diligence report performed by Andrews Environmental Engineering in 1998 reports that several explosions attributable to landfill gas have taken place inside the employee office.

A gas collection system construction permit and revised Design Capacity Certification will be submitted to IEPA-Bureau of Air following approval of the expansion by IEPA-Bureau of Land.

11.8 Compliance History

The facility utilizes the Dakota Auditor Software to manage the facility's environmental compliance program.

2009 - (5) red flags-(3) rectified as of 10/1/2009

- Missing SPCC & SWPPP training and log
- Revise SWPP Plan
- Methane gas odors on Northeast side

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11-10

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

Erosion on access road

Multiple groundwater contaminants arc documented along the closed Unit 1

20 I 0 - (5) red flags-(3) rectified as of 8/23/20 I 0

Missing SPCC & SWPPP training and log

Erosion issues

Issues with Gradient Control Effluent Treatment System (GCETS)

Multiple groundwater contaminants are documented along the closed Unit 1

2011- (3) red flags-(1) rectified as of 11/11/2011

Outfall 001 exceedance of ammonia during summer- currently no exceedance

Issues with Gradient Control Effluent Treatment System (GCETS)

Multiple groundwater contaminants are documented along the closed Unit 1

Between 2006 and 2010 the facility received twelve (12) Notice Of Violations (NOVs).

Description of Violation Date Santction Imposed

Daily cover and Litter Containment 1/5/06 $1,000 Civil Penalty

Daily cover and Litter Containment 3/6/06 None

Alternative Daily Cover 9/11/06 None

Alternative Daily Cover 10/10/06 None

Surface Water Discharge 12/8/06 None

Alternative Daily Cover and Litter

Containment 1/19/2007 None

Standing or flowing water,

Intermediate daily Cover,

Litter containment 1/26/2007 None

Alternative Daily Cover and Litter

Containment 4/5/07 $1,000 Fine

Alternative Daily Cover and Litter

Containment 5/15/07 None

Alternative Daily Cover and Litter

Containment 8/2/07 None

Leachate Flows and Litter 1/6/10 $2,000 Fine

Leachate Recirculation 1/24/2010 None

11.9 Capital Expenditure and Closure / Post Closure Costs

Included as Appendix 1 is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace

Memos). In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia ‘s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we

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believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced cell construction costs ranging from $150,000 to $175,000 per acre and capping costs ranging from $210,000 to

$220,000 per acre. The average cost of construction at Valley View is expected to be lower than this range as the site uses non-union labor. In view of this, and as shown in the Appendix I, the costs presented by Veolia for cell construction are reasonable.

All costs presented in this section are based on information provided by the landfill owner. Any appropriate discussions of the validity of these costs are discussed at the end of this section. All costs are in 2012 dollars unless otherwise noted.

Based on the landfill profile sheet provided by Golder and Associates, the following costs are estimated for Capital Expenditures and Closure Costs in the next five years.

2013 2014 2015 2016 2017 TTL

CapEx $6,520,000 $2,170,000 $2,790,000 $70,000 $60,000 $11,610,000

Closure $100,000 $410,000 $2,590,000 $0 $10,000 $3,200,000

11.9.1 Post Closure Costs

According to the Veolia 2012 air space memo calculation, post closure costs are projected to be $433,308 in 2013 dollars annually for 30 years following closure including the proposed expansion. Total closure cost is projected to be approximately 13 million in 2013 dollars.

Closure Cost/ Post-closure Care Cost estimates appended to a Weaver Boos pending application for landfill Expansion dated January 2012, estimate $6,019,206 ($2,044/

year) in 2011 dollars for total annual post-closure care costs in the first thirty years of post-closure and additional post-closure care costs of $85,858 ($1,227/ year) in 2011 dollars in post closure years 31-100 for dewatering and gradient control sump repairs.

The total decommissioning cost is $62,392 and the current total premature closure cost is

$11,872,255 in 2011 dollars.

11.9.2 Cell Construction Costs

Remaining cell construction costs, as of the May 21, 2012 airspace survey, are as follows:

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11-12

Cell Acres Remaining Airspace in Cubic Yards as of 2012 Survey Date Site Life (Years) Construction Costs Remaining Estimated Year of Construction

Unit 1 16 0 0 $0 Constructed

Unit 2, Phase 1-4 71 239,800 1.1 $0 Constructed

Phase 5, Vertical 0 939,702 2.9 $0 2012

Phase 5, Cell 1 15 1,847,004 5.7 $5,886,354 2013

Phase 5, Cell 2 7 1,253,047 3.9 $2,781 721 2021

Phase 5, Cell 3 7 1,644,458 5.1 $2,781,721 2024

Phase 5, Cell 4 7 1,726,152 5.4 $2,781,721 2028

Phase 5, Cell 5 8 2,156,637 6.7 $3,018,969 2032

Total 131 9,806,800 30,8 $17,250,486

Construction costs shown as remaining in previously completed constructed Cells represent the cost for items such as temporary gas collection and leachate recirculation infrastructure which are included as part of the total cell construction costs but not normally constructed in the same year as the Cell itself, and therefore remain to be constructed.

The total construction cost for the remaining phase is $17,250,486, or approximately $392,000 per acre. We believe this estimate is reasonable or high and no adjustment has been made.

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According to the 2012 airspace survey, infrastructure costs not associated with cell construction are as follows:

Description	Anticipated Year of Construction	Estimated Cost
Leachate Tanks and Forcemain	2013	$646,000
State Permitting ($75K – 2012, $10K Annually)	Annually	$383,000
Waste Relocation (674,200 cy @ $6.23/cy)	2014-2015	$4,200,000
Natural Gas Line Relocation	2014-2015	$1,000,000
Slurry Wall Construction	2015	$480,000
Gradient Control Construction	2015	$150,000
Total Infrastructure Cost Over the Life-of-Site		**$ 6,859,000**

Veolia has assumed $6.23 per cubic yard as the expense to relocate waste on site to newly constructed cells. Cornerstone believes this is a reasonable estimate. However, other infrastructure cost estimates appear low and we have adjusted the above infrastructure construction costs with a 15% contingency.

11.10 Site Visit and Interview

Not permitted by seller.

11.11 Regulatory Interview (If allowed)

Not permitted by seller.

11.12 Other Significant Items that are Unique to the site

- The facility includes a closed pre-subtitle D landfill unit (Unit 1)
- As part of a 2002 settlement with the Harristown Township Road District and Dave Gietl, the Township Road Commissioner, the landfill is responsible for maintenance payments of $7,500/year to the Road District until the cessation of landfill operations or 2024.
- The facility has received notification from the Illinois Emergency Management Agency that treatment residuals containing radium may be transported to the facility and has been granted approval to do so, provided 10 feet of overburden is placed above the sludge, radium concentrations are below 200 pciCurries/gram, and there are assurances against intrusion.
- Historically, the Sanitary District of Decatur has refused to accept leachate at the WWTP. There is a risk that this could result in substantially higher leachate trucking costs for the facility.

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11-14

CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin Newberry & Tribble Inc.

12 ZION LANDFILL

12.1 General Site Description

The Zion Landfill (facility) is an active municipal solid waste landfill located at 701 Green Bay Road, Zion, Illinois, 60099. The facility was originally permitted in 1975 and consists of three (3) landfills, two of which are closed. A site location map is included in Appendix J. This map provides an aerial view of the facility along with other pertinent information.

12.2 Key Documents Reviewed

1. Veolia Landfill Profile Sheet
2. Veolia Landfill Evaluation Report, Golder Associates, 04/20/12
3. Veolia ES Zion Landfill, Inc., Facility Operating Permit 1995-343-LFM, Issued 03/21/1997
4. Veolia ES Zion Landfill, Inc., Facility Operating Permit 1992-325-LFM for Site 1, Phase B, Issued 06/24/94
5. Veolia ES Zion Landfill, Inc., Wastewater Discharge Significant Industrial User KWU-ONY-00, 12/02/08-12/02/12
6. Veolia ES Zion Landfill, Inc., Title V Air Permit # 097030064, 11/12/02-11/12/07
7. Veolia ES Zion Landfill, Inc., NPDES #IL0067725, 05/07/10-04/30/15
8. Lake County Health Department compliance inspection for dates January 4, 2012 through February 17, 2012
9. Veolia Annual Airspace Calculations Dated 06/10/2011
10. Veolia Annual Airspace Calculations Dated 05/11/2012
11. Local Sitting Approval, LPC-PA8 Certificate of siting approval with the City of Zion Resolution
12. Application for Significant Permit Modification, Log No. 2011-555, dated December 23, 2011; including report, comments, plans, and calculations
13. Application for Significant Permit modification, Condition V.5, Prepared by EIL, LLC, Dated 12/12/11
14. 2010 annual Report, Prepared by EIL, LLC, dated April 29, 2011
15. NSPS Semi-annual report for 01/01/11-03/30/11
16. October 2011 "Landfill Gas & Leachate System Plan", Prepared by CQM, Inc., Dated 10/2011.
17. Onyx Zion Landfill, Inc. & bio Energy (Illinois), LLC Agreements, Dated September 27, 2001.

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12-1

CORNERSTONE Environmental Group, LLC
HHNT HODGES, HARBIN NEWBERRY & TRIBBLE, INC.

18. 2011 Semiannual & Annual Title V Compliance Certification Reports, Prepared by Veolia
19. 2012 EDR Reports
20. 2009, 2010, and 2011 Compliance Inspection Reports, Prepared by the facility owner

12.3 Permits

12.3.1 Existing

Type of Permit/License	Number	Issue Date	Expiration Date
Facility Operating Permit: Site I Phase B Landfill	1992-325-LFM	06/24/94	06/15/14
Facility Operating Permit: MSW Landfill	1995-343-LFM	03/21/97	03/15/12
Wastewater Discharge Significant Industrial User	KWU-ONY-00	12/02/08	12/02/12
Stormwater Discharge (NPDES)	IL0067725	05/17/10	04/30/15
Title V Air Permit	097030064	11/12/02	11/12/07

12.3.2 Pending / Future / Expansion

The expansion plan has been divided in two parts. This is due partly to the ongoing land acquisitions issues associated with the Weiler Nursery property. The first is the Bergmann Parcel, which is completed as one local siting application but split for purpose of the Illinois Environmental Protection Agency (IEPA) permitting into a vertical expansion over the existing permitted footprint and an eastern horizontal/vertical expansion. The second is the Weiler Parcel also consisting of a horizontal/vertical expansion. The table below addresses these expansion permits, size and status.

Expansion Name	Type and Size	No.	Approval Date
Bergmann Parcel	Vertical 1,720,00 cy	Mod No. 88 to 1995-343-LFM	06/03/11
	Horizontal/Vertical 7,108,000 cy 26.5 acres	Log No. 2011-555	Expected late 2012/early 2013 approval by IEPA
Weiler Parcel	Horizontal/Vertical 12,000,000 cy 70 acres	Not permitted to date	NA

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12-2

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

12.4 Area, Airspace and Soil Balance

12.4.1 Area

The facility property consists of 318.5 acres, of which 95.2 acres is listed as the permitted landfill according to the facility's Facility Operating Permit issued by the IEPA, and has expired. The site consists of three landfills, Site 1, Old Site 2 and Site 2.

Site 1, Phase A is a closed RCRA hazardous waste landfill that is owned and operated by BFI Waste Systems of North America, LLC (BFI). It took in primarily non-hazardous waste however some hazardous waste was received. The site is a 40 acre parcel and permitted under the IEPA site ID No. ILD980700728, and is in post-closure care.

Site 1, Phase B is a closed MSW and non-hazardous special waste landfill, which is situated within approximately 9.6 acre parcel. The site is permitted under the IEPA No. 1992-328-LFM, and approved closure August 28, 1998 for a minimum post closure period of thirty (30) years that began April 25, 1998. This site is owned by Veolia; however the operator is listed as BFI.

Old site 2 is a non-hazardous solid waste landfill and commenced landfilling December 23, 1981. Site 2 received approval to piggyback old site 2 as part of a permit process that is the current landfill footprint. The current footprint includes cells 1-8 located on site 2.

12.4.2 Permitted Airspace

Based on the 2012 Annual Airspace Calculations along with the Veolia Landfill Profile Sheet, the permitted airspace for the Facility was reported without the approved expansion as 14,360,972 cubic yards (cy). If the horizontal and vertical expansion (pending approval 2012) is included as it has been by Veolia in the calculations, the permitted airspace would be 21,468,972 cy.

12.4.3 Remaining Permitted / Constructed Airspace

The 2012 annual airspace calculations report the remaining permitted airspace at 10,200,00 cy (reported including the expansion) and the remaining constructed airspace at 2,306,174 cy (Cells 1 – 7A, 8).

12.4.4 Remaining Site Life

The 2012 annual airspace calculations report a remaining site life of 2.7 years for constructed and permitted airspace, which is based upon a predicted waste acceptance rate of 3,100 tons per day, 286 filling days per year, and a projected waste density of 2,100 pounds per cy. Veolia is reporting 12.7 years based on the vertical and horizontal expansion that is pending at the IEPA. They are anticipating an approval date of 2012 or early 2013.

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12-3

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

12.4.5 Soil Balance

The soil balance for the facility appears to indicate soil storage of approximately 1.9M cy, which is based on the remaining excavation from the phase construction. It does appear the facility will be hauling excess soil offsite or stockpiles for future construction/daily cover actives; this was accounted for in the balance spreadsheet with associated costs. At closure total excess soil equals 552,581 cy.

12.5 Liner and Cover System

12.5.1 Baseliner System

The permitted baseliner system for the facility includes (from top to bottom):

- 12-inch Granular Drainage Layer
- 12 oz. Geotextile Cushion Layer
- 60-mil HDPE Geomembrane
- 60-inch Compacted Soil Liner
- Geocomposite Underdrain System (not in expansion area)

12.5.2 Final Cover System

The permitted final cover system for the facility includes (from top to bottom):

- 6-inch Topsoil Layer
- 30-inch General Fill Layer
- Gecomposite Drainage Layer
- 40-mil Textured LLDPE Geomembrane
- 24-inch Compacted Soil

12.6 Gas System / Gas to Energy

The facility has installed an approved NSPS gas collection and control system (GCCS) design plan within Site I, Phase A and Phase B, old site 2, and Cells 1-6, 8 of Site 2. The GCCS is connected via header and lateral lines to multiple combustible systems to be located in one central location SE of the solid waste boundary, as part of the expansion. The system consists of an open flare, enclosed flare and landfill gas to energy (LFGTE) facility, which is owned and operated by others. The permit application for the pending Bergmann Parcel expansion indicated that a LandGEM model was completed and the expected peak gas generation rate is approximately 10,383 standard cubic feet per minute (scfm). The current equipment can handle the landfill gas flow with a total site combustion capacity of 11,900 scfm.

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12-4

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

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Type of Equipment Capacity

Open Flare 3,000 scfm

Enclosed Flare 6,000 scfm

Engine Plant (5 Engines @ 580 scfm each) 2,900 scfm

Total Capacity 11,900 scfm

12.7 Environmental Monitoring

12.7.1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility is installed within several hydrogeologic zones beneath the site. There are seven (7) up gradient wells and thirty seven (37) zone of attenuation wells and four (4) compliance boundary wells. Thirty one (31) wells are sampled semi-annually and the remainder of the wells is sampled quarterly.

Groundwater monitoring events for 2011 have been included for review: the last available report was completed in 4th quarter of 2011. During that event there were no exceedances. Four (4) wells at the facility are currently in assessment monitoring. Three (3) of these are associated with Old Site 2/Site 2 and one is Site I Phase B. The exceedances in the Old Site 2/Site 2 wells are attributed to voids and /or repairs conducted in adjacent wells that affected the well (GF7s, GG2S and RE2S). It has been reported to the IEP A that results are improving over time.

One gas probe (GT -16) is located along the west side of Cell I of Site 1 Phase B. The well is under the operation of BFI; however it is on Veolia’s property therefore Veolia has an interest in the result and conditions related to this landfill and well. Assessment for this well began in 2004 and indicates that the exceedance was attributed to a leachate forcemain and underground storage tank. The forcemain and tank were removed in 2007 as part of an approved corrective action plan. The well is under assessment and will continue to be monitored until there are no exceedances.

The geological zone that these wells are located in consists of thin discontinuous lenses of sand that are from 0.5 to 2 feet in thickness. This zone is not used for commercial use of the water. The remainder of the wells at the site remains in detection monitoring.

12.7.2 Landfill Gas Probes

Based on the Significant Permit Application for the Bergmann Road expansion, the facility has thirty four (34) below-ground perimeter gas monitoring probes. The probes are sampled on an annual basis along with ambient air conditions at the three downwind locations. The 20l0 monitoring results were reviewed in the Annual Report; those results indicated that no methane was detected in the landfill gas probes or other locations per the permit. No additional reports for 2011 were included in the files for review.

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12.7.3 Stormwater/Surface Water

The facility's Stormwater discharges are covered under the IEPA NPDES permit no. IL0067725. Sampling/reporting of stormwater discharge is performed quarterly per the NPDES permit. The facility has seven (7) discharge or sampling points.

The Stormwater Management Design plan has been included in the facility's permit application and siting approval with the City of Zion. In general, stormwater will be directed along either terrace berms or benches to downslope flue pipes along the side slopes of the final landform. The downslope flumes will discharge into energy dissipater structure then into perimeter ditches located at the toe of the side slopes. The system includes two (2) existing basins which are designed for 100-year, 24 hour storm events.

The facility has not reported any exceedances in 2011 data and reports that were reviewed.

12.7.4 Leachate

Leachate is collected from the leachate drainage layers, pumping stations and tanks on site for either disposal offsite at the Kenosha Water Utility or recirculated in the landfill.

Leachate recirculation is only permitted in Site 2 Expansion Area. Currently leachate is stored in one of two (2) onsite above ground tanks prior to disposal. Leachate monitoring will be sampled in accordance with Illinois rules, requiring semi-annual monitoring at each point, at least once every two years. At a minimum, leachate is sampled for the same list of parameters as the groundwater monitoring wells.

12.7.5 Air and Landfill Gas

Per the NSPS semiannual monitoring reports, June 30, 2011 and December 31, 2011; the facility's GCCS design plan had minor exceedances for positive pressure, and oxygen at the extraction wells which are subject to the NSPS monitoring requirements. Corrective action was taken but not always completed within 15 days. The records show the site was in operation full time with no periods over 5 days at which the system was not working.

The monitoring requirements for the flares and engines were all in compliance, however there were a few instances where they did not operate for over an hour due to maintenance and power loss at the site. Surface emission scanning showed no exceedances during the time period of the report.

12.8 Compliance History

The facility utilizes the Dakota Auditor Software to manage the facility's environmental compliance program. Based on the 2012 report by Golder, all red flags identified in 2011

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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc. Consulting Engineers

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have been rectified, except the on-going groundwater issue associated with Site 1, Phase 1A, which is the responsibility of BFI.

12.9 Capital Expenditures and Closure / Post Closure Costs

Included as Appendix J is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos).

	2013	2014	2015	2016	2017	Total
Cell Construction		$10.2 M			$12.4 M	$22.6 M
Closure		$2.8 M		$2.2 M		
Other CapEx	$250,000	$1.1 M			$125,000	

In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced cell construction costs ranging from $210,000 to $225,000 and capping costs ranging from $150,000 to $175,000. In view of this, and as shown in the Appendix J summary, it is recommended that certain cost expectations should be increased.

12.10 Site Visit and Interview

Not permitted by seller.

12.11 Regulatory Interview (If allowed)

Not permitted by seller.

12.12 Other Significant Items that are Unique to the site

All items significant to the site have been addressed.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

LIMITATIONS

The work product included in the attached was undertaken in full conformity with generally accepted professional consulting principles and practices and to the fullest extent as allowed by law we expressly disclaim all warranties, express or implied, including warranties of merchantability or fitness for a particular purpose. The work product was completed in full conformity with the contract with our client and this document is solely for the use and reliance of our client (unless previously agreed upon that a third party could rely on the work product) and any reliance on this work product by an unapproved outside party is at such party’s risk.

The work product herein (including opinions, conclusions, suggestions, etc.) was prepared based on the situations and circumstances as found at the time, location, scope and goal of our performance and thus should be relied upon and used by our client recognizing these considerations and limitations. Cornerstone shall not be liable tor the consequences of any change in environmental standards, practices, or regulations following the completion of our work and there is no warrant to the veracity of information provided by third parties, or the partial utilization of this work product.

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APPENDIX A

ARBOR HILLS LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos

Arbor Hills, Northville, Michigan

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
Site Life					
Estimated Year-End Remaining Permitted Airspace			31,534,710 (3/19/11)	30,077,520 (2/6/12)	30,077,520 (2/6/12)
Current-Year Calculated Density			2,267 pcy	2,574 pcy	2,574 pcy
Density Projection Used to Determine Site Life			2,400 pcy	2,400 pcy	2,400 pcy
Fill Rate Projection			5,500 TPD	5,500 TPD	5,500 TPD
Remaining Site Life			24.1 years	22.9 years	22.9 years
Projected Cell Construction					
2013	Cell 4A	15.0 c	$7,751,727	$6,121,849	$6,121,849
2014	Cell 4B	16.0 ac	$7,437,057	$7,702,080	$7,702,080
2020	Cell 6A	14.7 ac	$9,399,535	(projected for 2019)	
2019	Cell 6A	14.7 ac	(projected for 2020)	$9,672,120	$9,672,120
2022	Cell 6B	11.7 ac	$5,841,344	$6,010,740	$6,010,740
2023	Cell 6C	19.7 ac	$6,137,654	$6,315,645	$6,315,645
Projected Infrastructure Projects					
2013	Construct Maintenance Building and Fuel Tank Farm		$1,500,000	$1,543,500	$1,543,500
2013	Maintenance Building Demolition		$105,060	$108,107	$108,107
2018	Replacement Scale		$420,240	$432,427	$432,427
2018	Citizen Drop Off		$204,000	$216,213	$216,213
2018	Office		$204,000	$216,213	$216,213
2021	Leachate Storage Tank		$840,480	$864,854	$864,854
Projected Closure/Construction					
2017	Area 1	85.1 ac	$8,446,113	$8,691,847	$9,111,000
2025	Area 2	48.8 ac	$4,920,860	$5,969,791	$6,259,300
2035	Area 3	108.6 ac	$10,653,171	$11,868,721	$12,505,140
Projected Post-Closure Care					
Post-Closure Care Statutory Period			30 years	30 years	Potential for Perpetual Care
Initial Year			2035	2035	2035
Annual Cost			$446,000	$470,720	$470,720
Total Cost			$13,380,000	$14,121,600	$14,121,600

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APPENDIX B

BLACKFOOT LANDFILL

Aerial Photograph

Blackfoot Landfill

Winslow, Indiana

Date: 06/25/2012

CORNERSTONE

Environmental Group, LLC

HHNT

HODGES, HARBIN

NEWBERRY & TRIBBLE, INC.

Summary Comparison of 2011 and 2012 Airspace Memos

Blackfoot Landfill, Winslow, Indiana

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			19,444,200 (3/1/2011)	18,976,300 (1/15/2012)	18,976,300 (1/15/2012)
Current-Year Calculated Density			2,085 pcy	2,005 pcy	2,005 pcy
Density Projection Used to Determine Site Life			1,120 pcy	2,000 pcy	2,000 pcy
Fill Rate Projection			1,700 TPD	1,700 TPD	1,700 TPD
Remaining Site Life			40.0 years	39.0 years	39.0 years
			Projected Cell Construction		
2012	Cell 8B	7.5 ac	$1,596,292	In Progress	
2014	Cell 7	17.0 ac	$4,296,764	$4,475,209	$4,512,970
2023	Cell 9	17.5 ac	$3,716,757	$3,844,948	$3,844,950
2028	Cell 10	20.5 ac	$4,296,444	$4,479,022	$4,482,800
2039	Cell 12	8.8 ac	$1,665,051	$1,661,851	$1,690,165
2042	Cell 11	17.6 ac	$3,225,142	$3,358,711	$3,433,800
			Projected Infrastructure Projects		
2013	Leachate Treatment System Expansion (storage tanks)			$700,000	$800,000
2013	Pond Construction		$300,000	$308,700	$308,700
Life of Site	Permit Modifications		$51,500	$52,994	$52,994
Life of Site	Replacement Scales		$164,800	$169,579	$169,579
Life of Site	Road Improvements		$92,700	$95,388	$95,388
			Projected Closure/Construction		
2020	Phase 4	12.6 ac	$1,311,590	$1,434,852	$1,701,024
2028	Phase 5	28.1 ac	$2,901,558	$3,176,190	$3,764,614
2037	Phase 6	27.4 ac	$2,836,021	$3,104,203	$3,678,698
2041	Phase 7	27.4 ac	$2,830,929	$3,099,032	$3,673,735
2046	Phase 8	20.3 ac	$2,099,927	$2,298,342	$2,724,600
2052	Phase 9	26.1 ac	$2,697,342	$2,953,013	$4,143,279
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			30 years	30 years	30 years
Initial Year			2051	2051	2051
Annual Cost			$212,460	$218,460	$230,000
Total Cost			$6,373,800	$6,557,700	$6,869,700

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APPENDIX C

BLUE RIDGE LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Blue Ridge Landfill, Irvine, Kentucky Site Life Estimated Year-End Remaining Permitted Airspace Current-Year Calculated Density Density Projection Used to Determine Site Life Fill Rate Projection Remaining Site Life Illegible Cell Construction 2016 2019 2023 Cell Cell Cell 11 10 12 Infrastructure Projects TBD 3 Permit Modifications 2015 Pond Construction New Scale Road Construction 2018 Wetland Construction 2020 Additional Site Work/Landscaping Closure/Construction 2018 Phase 2 2028 Phase 3 2036 Phase 4 Illegible Post-Closure Care Illegible Care Statutory Period Initial Year Annual Cost Total Cost 3.5 ac 5.1 ac 6.2 ac 17.6 ac 24.4 ac 7.5 ac 2011 ASM (2012 $) 3,909,557 cy (02/19/2011) 1,424 pcy 1,600 pcy 425 TPD 24.8 years $1,335,223 (projected 2014) $2,677,305 $2,160,669 $92,700 $87,500 $87,550 $154,500 $51,500 $51,500 $1,935,554 $2,637,102 $893,546 30 years 2037 $157,290 $4,718,700

2012 ASM (2013 $)3,829,627 cy (02/02/2012) 2,019 pcy 1,400 pcy 425TPD 24.3 years $1,656,869 $2,666,166 $2,109,323 $95,388 $90,089 $90,089 $158,981 $52,994 $52,994 $2,096,324 $2,858,646 $964,052 30 years 2037 $161,660 $4,849,800 Recommendation $2,031,583 $3,879,958 $2,172,946 $95,388 $90,089 $90,089 $158,981 $52,994 $52,994 $2,508,289 $3,426,253 $1,144,844 Potential for Perpetual Care $169,360 $5,080,800

APPENDIX D

HOOSIER LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos

Hoosier Landfill, Claypool, Indiana

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			7,745,319	7,465,122	7,465,122
Current-Year Calculated Density			1,716 pcy	1,603 pcy	1,603 pcy
Density Projection Used to Determine Site Life			1,400 pcy	1,400 pcy	1,400 pcy
Fill Rate Projection			425 TPD	425 TPD	425 TPD
Remaining Site Life			27.9 years	24.2 years	24.2 years
			Projected Cell Construction		
2013	Cell A3/B3 Phase 2	5.4 ac	$1,439,600	$1,333,649	$1,508,152
2015	Cell A3/B3 Phase 3	4.9 ac	$1,126,068	$1,090,952	$1,179,690
2017	C1	6.4 ac	$1,680,242	$1,632,651	$1,760,254
2019	C2	6.4 ac	$1,401,688	$1,361,948	$1,468,435
2024	D1	5.3 ac	$1,445,626	$1,404,688	$1,514,465
2025	D2	5.3 ac	$1,377,939	$1,338,906	$1,443,554
2029	E1	5.6 ac	$1,251,751	$1,216,269	$1,311,358
2030		5.6 ac	$0	$1,256,667	
2031	E2	5.6 ac	$1,293,324	$0	$1,354,911
			Projected Infrastructure Projects		
None	Flare Replacement		$200,000	$0	$0
2013	Scales		$0	$100,000	$100,000
2019	Storage Tank		$618,000	$635,922	$635,922
TBD	Permit Modifications		$51,500	$52,994	$52,994
2020	Road Improvements		$92,700	$95,388	$95,388
2022	Replacement Scales		$82,400	$84,790	$84,790
			Projected Closure/Construction		
2030	Phase 2	21.9 ac	$2,346,985	$2,437,966	$2,710,712
2035	Phase 3	21.9 ac	$2,363,055	$2,454,499	$2,728,033
2040	Phase 4	21.9 ac	$2,358,469	$2,449,779	$2,723,111
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			30 years	30 years	Potential for Perpetual Care
Initial Year			2040	2040	
Annual Cost			$133,200	$137,070	$143,597
Total Cost			$3,996,000	$4,112,100	$4,307,910

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APPENDIX E

MAPLE HILL LANDFILL

DRAFT

Summary Comparison of 2011 and 2012 Airspace Memos

Maple Hill Landfill, Macon, Missouri

2011 ASM (2012 $) 2012 ASM (2013 $) Recommendation

Site Life Estimated Year-End Remaining Permitted Airspace 14,505,000 cy (12/31/11) 14,379,700 (12/31/12) 14,379,700 (12/31/12) Current-Year Calculated Density 1,130 pcy 1,544 pcy 1,544 pcy Density Projection Used to Determine Site Life 1,600 pcy 1,600 pcy 1,600 pcy

Fill Rate Projection 600 TPD 600 TPD 600 TPD Remaining Site Life 68.8 years 67.8 67.8 Projected Cell Construction

2011 Cell 4 8.9 ac $2,004,860 (projected in 2013) 2013 (projected in 2011) $2,639,903 $2,985,656

2016 Cell 5 9.6 ac $2,524,655 (projected in 2018) 2018 (projected in 2016) $3,217,153 $3,627,061 2024 Cell 6 8.5 ac $2,268,777 (projected in 2025)

2025 (projected in 2024) $3,390,474 $3,807,609 2025 Cell 7 10.6 ac $2,201,780 (projected in 2027)

2027 (projected in 2025 $2,733,929 $3,104,702 2033 Cell 8 16.8 ac $4,005,226 (projected in 2035)

2035 (projected in 2033) $4,767,795 $5,398,912 2055 Cell 9 4.6 ac $1,151,740 (projected in 2057) 2057 (projected in 2055) $1,671,260 $1,880,645

2057 Cell 10 12.5 ac $2,644,514 (projected in 2058) 2058 12.1 ac (projected in 2057 $3,601,999 $4,077,034

Projected Infrastructure Projects 2011 Stormwater Diversion Contracts $100,000 N/ Gas System Installation $75,000 N/A 2012 Flare Upgrade $128,750 N/A

“Over Site Lite” or Time Frame not Identified Additional Site Work $247,200 $246,960 $271,656 Landscaping $51,500 $51,450 $56,595 Sedimentation Pond Restoration $41,200 $41,160 $45,276 Additional Asphar $206,000 $205,800 $226,380 State Permitting N/A $338,850 $372,735 Notes:1. Leachate Recirculation costs are included in cell construction costs at $60k/yr for life of site & $503k is incl in 2013 Cell Cons. See note See note

2. Temporary gas system installation is included in cell construction cost, and is $45,063 in 2013 and $360,000 over site life. See note See note

3. Replacement scales are included in cell construction costs in 2068 and is $120k. See note See note Projected Closure/Construction 2019 Phase 4 Area 1 20.0 ac $2,421,743 $2,491,973 $2,871,622.42 2035 Phase 4 Area 2 20.0 ac $2,501,286 $2,685,106 $3,084,068.72

2068 Phase 4 Area 3 20.0 ac $2,390,724 $2,571,338 $2,958,923.92 2070 Phase 4 Area 4 10.0 ac $1,633,480 $1,680,845 $1,979,381.62 2080 Phase 4 Area 5 32.0 ac $3,696,119 $3,803,304 $4,314,086.52 Projected Post-Closure Care Post-Closure Care Statutory Period 30 years 30 years Potential for Perpetual Care Initial Year 2080 2080 2080 Annual Cost $181,943 $187,219 $264,861 Total Cost $5,458,303 $5,616,563 $7,945,820

APPENDIX F

MOREHEAD LANDFILL

DRAFT

Summary Comparison of 2011 and 2012 Airspace Memos

Morehead Landfill, Morehead, Kentucky

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			6,320,322 cy (02/19/2011)	6,209,949 cy (02/02/2012)	6,209,949 cy (02/02/2012)
Current-Year Calculated Density			1,569 pcy	1,736 pcy	1,736 pcy
Density Projection Used to Determine Site Life			1,400 pcy	1,300 pcy	1,300 pcy
Fill Rate Projection			440 TPD	440 TPD	440 TPD
Remaining Site Life			35.9 years	35.3 years	35.3 years
			Projected Cell Construction		
2013	Phase 5B	3.5 ac	$1,246,551 (projected 2012)	$1,288,182	$1,386,199
2015	Phase 6	8.7 ac	$3,047,332 (projected 2014)	$3,149,363	$3,398,223
2020	Phase 7	7.4 ac	$2,759,419 (projected 2022)	$2,851,080	$3,191,804
2025	Phase 8	12.1 ac	$4,635,812 (projected 2027)	$4,789,260	$5,284,538[1]
2038	Phase 9	9.5 ac	$3,832,919 (projected 2039)	$3,958,983	$4,285,518[2]
			Projected Infrastructure Projects		
TBD	Plan Modifications		$154,500	$158,981	$158,981
2013	Property Acquisition		$231,750	$238,471	$238,471
2018	Wind Fencing		$46,350	$47,694	$47,694
2019	New Office		$154,500	$158,981	$158,981
2021	Additional Site Work / Landscaping		$51,500	$52,994	$52,994
2023	Perimeter Road Construction		$170,450	$175,393	$175,393
2030	Replacement Scale		$87,550	$90,089	$90,089
			Projected Closure/Construction		
2020	Phase 1	17.6 ac	$1,853,725	$1,975,188	$2,183,721
2032	Phase 2	24.4 ac	$2,316,659	$2,469,191	$2,727,091
2047	Phase 3	7.5 ac	$2,468,780	$2,631,518	$2,905,641
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			30 years	30 years	Potential for Perpetual Care
Initial Year			2048	2048	
Annual Cost			$171,350	$176,320	$184,720
Total Cost			$5,140,500	$5,289,600	$5,541,600

Notes:

1. Does not include costs associated with the 500,000 cy of waste relocation required for the construction of this phase.
2. Does not include costs associated with the 530,578 cy of waste relocation required for the construction of this phase.

DRAFT

APPENDIX G

OAK RIDGE LANDFILL

APPENDIX H

ORCHARD HILLS LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos

Orchard Hills Landfill, Davis Junction, Illinois

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			26,887,900 cy (12/31/11)	26,107,071 cy (12/31/2012)	26,107,071 cy (12/31/2012)
Current-Year Calculated Density			1,731 pcy	2,427 pcy	1,700 pcy
Density Projection Used to Determine Site Life			1,700 pcy	1,700 pcy	1,700 pcy
Fill Rate Projection			6,000 TPD	6,000 TPD	6,000 TPD
Remaining Site Life			14.1 years	13.4 years	13.4 years
			Projected Cell Construction		
2012					
2013	Cell 9	17.7 ac	$4,299,330	$5,319,294	$5,319,294
2015	Cell 10	18.6 ac	$4,517,940	$5,744,097	$5,744,097
2018	Cell 11	16.3 ac	$3,959,270	$4,971,060	$4,971,060
2019	Cell 12	18.6 ac	$4,517,940	$6,424,705	$6,424,705
2022	Cell 13	8.3 ac	$2,016,070	$2,703,416	$2,703,416
2022	Cell 14	10.1 ac	$2,453,290	$3,289,883	$3,289,883
			Projected Infrastructure Projects		
2012	State Permitting (Annually)		$1,550,000	$1,550,000	$1,782,500
	Soil Borrow Permitting (TBD)			$50,000	$57,500
	Pneumatic Pumps (TBD)			$506,000	$581,900
	Air Compressors (TBD)			$65,000	$74,750
	Backup Generator (TBD)			$200,000	$230,000
	Additional Mass Excavation (TBD)			$4,177,991	$4,804,690
			Projected Closure/Construction		
2013	Phase 3 (2011 phase 3&4)	26.5 ac	(@2011 cpa) $4,600,930	$4,695,193	$4,695,193
2015	Phase 4 (2011 phase 5)	28.4 ac	(@2011 cpa) $4,930,808	$5,014,643	$5,014,643
2018	Phase 5 (2011 phase 6)	9.5 ac	(@2011 cpa) $1,649,390	$1,844,651	$1,844,651
2019	Phase 6 (2011 phase 7)	28.4 ac	(@2011 cpa) $4,930,808	$5,014,643	$5,014,643
2022	Phase 7 (2011 phase 8)	8.9 ac	(@2011 cpa) $1,545,218	$1,743,772	$1,743,772
2024	Phase 8 (2011 phase 9)	27.4 ac	(@2011 cpa) $4,757,188	$4,846,510	$4,846,510
2026	Phase 9 (2011 phase 10)	53.3 ac	(@2011 cpa) $9,253,946	$9,208,763	$9,208,763
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			30 years	30 years	
Initial Year			2027	2027	
Annual Cost			$489,800	$506,310	
Total Cost			$14,694,000	$15,189,300	

DRAFT

APPENDIX I

VALLEY VIEW LANDFILL

Summary Comparison of 2011 and Airspace Memos

Valley View Landfill, Decatur, Illinois

2011 ASM (2012$) 2012 ASM (2013$) Recommendation

Site Life

Estimated Year-End Remaining Permitted Airspace 314,199 cy 9,630,074 cy (w/ expansion) 9,630,074 cy (w/ expansion)

Current-Year Calculated Density 1,822 pcy 1,599 pcy 1,599 pcy

Density Projection Used to Determine Site Life 1,600 pcy 1,600 pcy 1,600 pcy

Fill Rate Projection 650 TPD 600 TPD 600 TPD

Remaining Site Life 1.9 years 30.8 years 30.8 years

Red Cell Construction

2012 Phase 5, Vertical 0 ac NA 0 0

2013 Phase 5, Cell 1 15 ac NA $5,886,354 $5,886,354

2021 Phase 5, Cell 2 7 ac NA $2,781,721 $2,781,721

2024 Phase 5, Cell 3 7 ac NA $2,781,721 $2,781,721

2028 Phase 5, Cell 4 7 ac NA $2,781,721 $2,781,721

2032 Phase 5, Cell 5 8 ac NA $3,018,969 $3,018,969

Infrastructure Projects

2012 Leachate Recirculation $115,700 NA $133,055

Expansion Engineering/Legai $50,000 NA $57,500

GCETS Modification $200,000 NA $230,000

2013 Leachate Tanks and Forcemain NA $646,000 $742,900

State Permitting NA $75,000 $86,250

2014 Waste Relocation (337,100 cy @ $6.23/cy) NA $2,100,000 $2,415,000

Natural Gas Line Relocation NA $500,000 $575,000

State Permitting NA $10,000 $11,500

2015 Waste Relocation (337,100 cy @ $6.23/cy) NA $2,100,000 $2,415,000

Natural Gas Line Relocation NA $500,000 $575,000

State Permitting NA $10,000 $11,500

Slurry Wall Construction NA $480,000 $552,000

Gradient Control Construction NA $150,000 $172,500

Site Life State Permitting NA $288,000 $331,200

Closure/Construction

2013 Area 1 64.5 ac $8,596,866 NA $0

2014 Area 2 22.5 ac $3,118,557 NA $0

2015 1st Phase Cap 16 ac NA $2,548,365 $2,548,365

2018 2nd Phase Cap 44 ac NA $6,606,974 $6,606,974

2023 3rd Phase Cap 15 ac NA $2,691,088 $2,691,088

2029 4th Phase Cap 15 ac NA $2,350,377 $2,350,377

2036 5th Phase Cap 15 ac NA $2,550,611 $2,550,611

2043 6th Phase Cap 26 ac NA $3,924,249 $3,924,249

Red Post-Closure Care

Pre Care Statutory Period 30 years 30 years 30 years

Initial Year 2012 2043 2043

Annual Cost $328,352 $433,308 $433,308

Total Cost $9,850,567 $12,999,245 $12,999,245

APPENDIX J

ZION LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos

Zion Landfill, Zion, Illinois

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			3,500,000 cy (12/31/11)	10,200,000 cy (with expansion)	10,200,000 cy (with expansion)
Current-Year Calculated Density			2,396 pcy	3,634 pcy	3,634 pcy
Density Projection Used to Determine Site Life			2,100 pcy	2,100 pcy	2,100 pcy
Fill Rate Projection			3,100 TPD	3,100 TPD	3,100 TPD
Remaining Site Life			4 years	12.7 years	12.7 years
			Projected Cell Construction		
2012	Cell 7	10.1 ac	(projected in 2012) $2,699,730	NA	0
2014	Cell 7B & 9	13.2 ac		$10,207,964	$11,739,159
2017	Cell 10	17.5 ac		$12,357,084	$14,210,647
2013-2024	Cell 1-10			$2,080,000	$2,392,000
			Projected Infrastructure Projects		
2012	Expansion permitting costs		$375,000	NA	$431,250
	Perimeter road, sedimentation pond, screening berm		$2,900,000	NA	$3,335,000
	Wetland mitigation credits		$300,000	NA	$345,000
	Cell Excavation		$300,000	NA	$345,000
	Temporary gas system extensions		$250,000	NA	$287,500
	Temporary leachate recirculation extension		$175,000	NA	$201,250
	Groundwater monitoring wells for Cell 7		$175,000	NA	$201,250
2013	Temporary gas system extensions		$250,000	NA	$287,500
2014	Five groundwater wells		NA	$125,000	$143,750
	Perimeter Road Paving		NA	$650,000	$747,500
	New vehicle scales		NA	$250,000	$287,500
	Compactor Access Road		NA	$50,000	$57,500
2017	Five groundwater wells		NA	$125,000	$143,750
			Projected Closure/Construction		
2012	2nd Phase Cap	16.9 ac	$2,719,717		0
2014	3rd Phase Cap	28.8 ac	$5,906,878		
2014	3rd Phase Cap	14.3 ac		$2,818,460	$3,241,229
2016	4th Phase Cap	30.7 ac	$6,296,566		
2017	4th Phase Cap	11.7 ac		$2,223,190	$2,556,669
2021	5th Phase Cap	17.6 ac		$3,719,050	$4,276,908
2025	6th Phase Cap	38.6 ac		$7,657,670	$8,806,321
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			30 years	30 years	30 years
Initial Year			2016	2026	2026
Annual Cost			$347,000	$404,610	$404,610
Total Cost			$10,410,000	$12,138,300	$12,138,300

DRAFT

Summary Comparison of 2011 and 2012 Airspace Memos

Orchard Hills Landfill, Davis Junction, Illinois

2011 ASM (2012 $) 2012 ASM (2013 $) Recommendation

Site Life

Estimated Year-End Remaining Permitted Airspace 26,887,900 cy (12/31/11) 26,107,071, cy (12/31/2012) 26,107,071 cy (12/31/2012)

Current-Year Calculated Density 1,731 pcy 2,427 pcy 1,700 pcy

Density Projection Used to Determine Site Life 1,700 pcy 1,700 pcy 1,700 pcy

Fill Rate Projection 6,000 TPD 6,000 TPD 6,000 TPD

Remaining Site Life 14.1 years 13.4 years 13.4 years

Projected Cell Construction

2012

2013 Cell 9 17.7 ac $4,299,330 $5,319,294 $5,319,294

2015 Cell 10 18.6 ac $4,517,940 $5,744,097 $5,744,097

2018 Cell 11 16.3 ac $3,959,270 $4,971,060 $4,971,060

2019 Cell 12 18.6 ac $4,517,940 $6,424,705 $6,424,705

2022 Cell 13 8.3 ac $2,016,070 $2,703,416 $2,703,416

2022 Cell 14 10.1 ac $2,453,290 $3,289,883 $3,289,883

Projected Infrastructure Projects

State Permitting (Annually) $1,550,000 $1,550,000 $1,782,500

Soil Borrow Permitting (TBD) $50,000 $57,500

2012 Pneumatic Pumps (TBD) $506,000 $581,900

Air Compressors (TBD) $65,000 $74,750

Backup Generator (TBD) $200,000 $230,000

Additional Mass Excavation (TBD) $4,177,991 $4,804,690

Projected Closure/Construction

2013 Phase 3 (2011 phase 3&4) 26.5 ac (@2011 cpa) $4,600,930 $4,695,193 $4,695,193

2015 Phase 4 (2011 phase 5) 28.4 ac (@2011 cpa) $4,930,808 $5,014,643 $5,014,643

2018 Phase 5 (2011 phase 6) 9.5 ac (@2011 cpa) $1,649,390 $1,844,651 $1,844,651

2019 Phase 6 (2011 phase 7) 28.4 ac (@2011 cps) $4,930,808 $5,014,643 $5,014,643

2022 Phase 7 (2011 phase 8) 8.9 ac (@2011 cpa) $1,545,218 $1,743,772 $1,743,772

2024 Phase 8 (2011 phase 9) 27.4 ac (@2011 cpa) $4,757,188 $4,846,510 $4,846,510

2025 Phase 9 (2011 phase 10) 53.3 ac (@2011 cpa) $9,253,946 $9,208,763 $9,208,763

Projected Post-Closure Care

Post-Closure Care Statutory Period 30 years 30 years

Initial Year 2027 2027

Annual Cost $489,800 $506,310

Total Cost $14,694,000 $15,189,300

APPENDIX I

VALLEY VIEW LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos

Valley View Landfill, Decatur, Illinois

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
Site Life					
Estimated Year-End Remaining Permitted Airspace			314,199 cy	9,630,074 cy (w/ expansion)	9,630,074 cy (w/ expansion)
Current-Year Calculated Density			1,822 pcy	1,599 pcy	1,599 pcy
Density Projection Used to Determine Site Life			1,600 pcy	1,600 pcy	1,600 pcy
Fill Rate Projection			650 TPD	600 TPD	600 TPD
Remaining Site Life			1.9 years	30.8 years	30.8 years
d Cell Construction					
2012	Phase 5, Vertical	0 ac	NA	0	0
2013	Phase 5, Cell 1	15 ac	NA	$5,886,354	$5,886,354
2021	Phase 5, Cell 2	7 ac	NA	$2,781,721	$2,781,721
2024	Phase 5, Cell 3	7 ac	NA	$2,781,721	$2,781,721
2028	Phase 5, Cell 4	7 ac	NA	$2,781,721	$2,781,721
2032	Phase 5, Cell 5	8 ac	NA	$3,018,969	$3,018,969
nfrastructure Projects					
2012	Leachate Recirculation		$115,700	NA	$133,055
	Expansion Engineering/ Legal		$50,000	NA	$57,500
	GCETS Modification		$200,000	NA	$230,000
2013	Leachate Tanks and Forcemain		NA	$646,000	$742,900
	State Permitting		NA	$75,000	$86,250
2014	Waste Relocation (337,100 cy @ $6.23/cy)		NA	$2,100,000	$2,415,000
	Natural Gas Line Relocation		NA	$500,000	$575,000
	State Permitting		NA	$10,000	$11,500
2015	Waste Relocation (337,100 cy @ $6.23/cy)		NA	$2,100,000	$2,415,000
	Natural Gas Line Relocation		NA	$500,000	$575,000
	State Permitting		NA	$10,000	$11,500
	Slurry Wall Construction		NA	$480,000	$552,000
	Gradient Control Construction		NA	$150,000	$172,500
Site Life	State Permitting		NA	$288,000	$331,200
Closure/Construction					
2013	Area 1	64.5 ac	$8,596,866	NA	$0
2014	Area 2	22.5 ac	$3,118,557	NA	$0
2015	1st Phase Cap	16 ac	NA	$2,548,365	$2,548,365
2018	2nd Phase Cap	44 ac	NA	$6,606,974	$6,606,974
2023	3rd Phase Cap	15 ac	NA	$2,691,088	$2,691,088
2029	4th Phase Cap	15 ac	NA	$2,350,377	$2,350,377
2036	5th Phase Cap	15 ac	NA	$2,550,611	$2,550,611
2043	6th Phase Cap	26 ac	NA	$3,924,249	$3,924,249
d Post-Closure Care					
e Care Statutory Period			30 years	30 years	30 years
Initial Year			2012	2043	2043
Annual Cost			$328,352	$433,308	$433,308
Total Cost			$9,850,567	$12,999,245	$12,999,245

DRAFT

APPENDIX J

ZION LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos

Zion Landfill, Zion, Illinois

DRAFT

			2011 ASM (2012 $)	2012 ASM (2013 $)	Recommendation
			Site Life		
Estimated Year-End Remaining Permitted Airspace			3,500,000 cy (12/31/11)	10,200,000 cy (with expansion)	10,200,000 cy (with expansion)
Current-Year Calculated Density			2,396 pcy	3,634 pcy	3,634 pcy
Density Projection Used to Determine Site Life			2,100 pcy	2,100 pcy	2,100 pcy
Fill Rate Projection			3,100 TPD	3,100 TPD	3,100 TPD
Remaining Site Life			4 years	12.7 years	12.7 years
			Projected Cell Construction		
2012	Cell 7	10.1 ac	(projected in 2012) $2,699,730	NA	0
2014	Cell 7B & 9	13.2 ac		$10,207,964	$11,739,159
2017	Cell 10	17.5 ac		$12,357,084	$14,210,647
2013-2024	Cell 1-10			$2,080,000	$2,392,000
			Projected Infrastructure Projects		
2012	Expansion permitting costs		$375,000	NA	$431,250
	Perimeter road, sedimentation pond, screening berm		$2,900,000	NA	$3,335,000
	Wetland mitigation credits		$300,000	NA	$345,000
	Cell Excavation		$300,000	NA	$345,000
	Temporary gas system extensions		$250,000	NA	$287,500
	Temporary leachate recirculation extension		$175,000	NA	$201,250
	Groundwater monitoring wells for Cell 7		$175,000	NA	$201,250
2013	Temporary gas system extensions		$250,000	NA	$287,500
2014	Five groundwater wells		NA	$125,000	$143,750
	Perimeter Road Paving		NA	$650,000	$747,500
	New vehicle scales		NA	$250,000	$287,500
	Compactor Access Road		NA	$50,000	$57,500
2017	Five groundwater wells		NA	$125,000	$143,750
			Projected Closure/Construction		
2012	2nd Phase Cap	16.9 ac	$2,719,717		0
2014	3rd Phase Cap	28.8 ac	$5,906,878		
2014	3rd Phase Cap	14.3 ac		$2,818,460	$3,241,229
2016	4th Phase Cap	30.7 ac	$6,296,566		
2017	4th Phase Cap	11.7 ac		$2,223,190	$2,556,669
2021	5th Phase Cap	17.6 ac		$3,719,050	$4,276,908
2025	6th Phase Cap	38.6 ac		$7,657,670	$8,806,321
			Projected Post-Closure Care		
Post-Closure Care Statutory Period			30 years	30 years	30 years
Initial Year			2016	2026	2026
Annual Cost			$347,000	$404,610	$404,610
Total Cost			$10,410,000	$12,138,300	$12,138,300

Exhibit 3.11-2(iv)

DUE DILIGENCE REVIEW FOR

VEOLIA ES SOLID WASTE ACTIVE LANDFILL

ASSETS

SOUTHEAST UNITED STATES

Prepared for

Star Atlantic Waste Holdings, L.P.

New York

June 2012

Prepared by

TABLE OF CONTENTS

1 **INTRODUCTION** 1-1

1.1 Purpose and Scope 1-1
1.2 Key Findings and Issues 1-2

2 **VEOLIA ES EAGLE BLUFF LANDFILL** 2-1

2.1 General Site Description 2-1
2.2 Key Documents Reviewed 2-1
2.3 Permits 2-1
2.3.1 Existing 2-1
2.3.2 Pending / Future / Expansion 2-2
2.4 Airspace and Soil Balance 2-3
2.4.1 Existing Airspace 2-3
2.4.2 Pending Future/Expansion 2-6
2.4.3 Tonnage Summary 2-6
2.5 Liner and Cover System 2-6
2.6 Gas System / Gas to Energy 2-6
2.7 Environmental Monitoring 2-6
2.7.1 Hydrogeology and Groundwater 2-6
2.7.2 Landfill Gas Probes 2-7
2.7.3 Storm Water 2-7
2.7.4 Air and Landfill Gas 2-7
2.7.5 Surface Water 2-7
2.7.6 Leachate 2-7
2.8 Compliance History 2-7
2.9 Capital Expenditures and Closure / Post Closure Cost 2-8
2.10 Site Visit and Interview 2-10
2.11 Regulatory Interview 2-10
2.12 Other Significant Items that are Unique to the Site 2-10

3 **VEOLIA ES STAR RIDGE LANDFILL** 3-1

3.1 General Site Description 3-1
3.2 Key Documents Reviewed 3-1
3.3 Permits 3-2
3.3.1 Existing 3-2
3.3.2 Pending / Future / Expansion 3-4
3.4 Airspace and Soil Balance 3-4
3.4.1 Existing Airspace 3-4
3.4.2 Pending Future/Expansion 3-7
3.4.3 Tonnage Summary 3-7
3.5 Liner and Cover System 3-7
3.6 Gas System / Gas to Energy 3-7
3.7 Environmental Monitoring 3-8
3.7.1 Hydrogeology and Groundwater 3-8
3.7.2 Landfill Gas Probes 3-9
3.7.3 Storm Water 3-9
3.7.4 Air and Landfill Gas 3-9

i

CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc.

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TABLE OF CONTENTS (Continued)

3.7.5 *Surface Water* 3-9
3.7.6 *Leachate* 3-10
3.8 Compliance History 3-10
3.9 Capital Expenditures and Closure / Post Closure Cost 3-10
3.10 Site Visit and Interview 3-13
3.11 Regulatory Interview 3-13
3.12 Other Significant Items that are Unique to the Site 3-13

4 VEOLIA ES CEDAR HILL LANDFILL 4-1

4.1 General Site Description 4-1
4.2 Key Documents Reviewed 4-1
4.3 Permits 4-2
4.3.1 *Existing* 4-2
4.3.2 *Pending / Future / Expansion* 4-4
4.4 Airspace and Soil Balance 4-4
4.4.1 *Existing Airspace* 4-4
4.4.2 *Pending Future/Expansion* 4-5
4.4.3 *Tonnage Summary* 4-6
4.5 Liner and Cover System 4-6
4.6 Gas System / Gas to Energy 4-6
4.7 Environmental Monitoring 4-7
4.7.1 *Hydrogeology and Groundwater* 4-7
4.7.2 *Landfill Gas Probes* 4-7
4.7.3 *Storm Water* 4-8
4.7.4 *Air and Landfill Gas* 4-8
4.7.5 *Surface Water* 4-8
4.7.6 *Leachate* 4-8
4.8 Compliance History 4-9
4.9 Capital Expenditures and Closure / Post Closure Cost 4-9
4.10 Site Visit and Interview 4-12
4.11 Regulatory Interview 4-12
4.12 Other Significant Items that are Unique to the Site 4-12

5 VEOLIA ES TAYLOR COUNTY LANDFILL 5-1

5.1 General Site Description 5-1
5.2 Key Documents Reviewed 5-1
5.3 Permits 5-2
5.3.1 *Existing* 5-2
5.3.2 *Pending / Future / Expansion* 5-5
5.4 Airspace and Soil Balance 5-5
5.4.1 *Existing Airspace* 5-5
5.4.2 *Pending Future/Expansion* 5-7
5.4.3 *Tonnage Summary* 5-7
5.5 Liner and Cover System 5-7
5.6 Gas System / Gas to Energy 5-8

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Project 120347.001

TABLE OF CONTENTS (Continued)

5.7 Environmental Monitoring 5-9
5.7.1 Hydrogeology and Groundwater *5-9*
5.7.2 Landfill Gas Probes *5-10*
5.7.3 Storm Water *5-11*
5.7.4 Air and Landfill Gas *5-11*
5.7.5 Surface Water *5-11*
5.7.6 Leachate *5-11*
5.8 Compliance History 5-12
5.9 Capital Expenditures and Closure / Post Closure Cost 5-15
5.10 Site Visit and Interview 5-17
5.11 Regulatory Interview 5-17
5.12 Other Significant Items that are Unique to the Site 5-17

6 VEOLIA ES EVERGREEN LANDFILL 6-1

6.1 General Site Description 6-1
6.2 Key Documents Reviewed 6-1
6.3 Permits 6-2
6.3.1 Existing *6-2*
6.3.2 Pending / Future / Expansion *6-4*
6.4 Airspace and Soil Balance 6-4
6.4.1 Existing Airspace *6-4*
6.4.2 Pending Future/Expansion *6-6*
6.4.3 Tonnage Summary *6-7*
6.5 Liner and Cover System 6-7
6.6 Gas System / Gas to Energy 6-7
6.7 Environmental Monitoring 6-8
6.7.1 Hydrogeology and Groundwater *6-8*
6.7.2 Landfill Gas Probes *6-9*
6.7.3 Storm Water *6-9*
6.7.4 Air and Landfill Gas *6-9*
6.7.5 Surface Water *6-9*
6.7.6 Leachate *6-10*
6.8 Compliance History 6-10
6.9 Capital Expenditures and Closure / Post Closure Cost 6-10
6.10 Site Visit and Interview 6-13
6.11 Regulatory Interview 6-13
6.12 Other Significant Items that are Unique to the Site 6-13

7 VEOLIA ES PECAN ROW LANDFILL 7-1

7.1 General Site Description 7-1
7.2 Key Documents Reviewed 7-2
7.3 Permits 7-2
7.3.1 Existing *7-2*
7.3.2 Pending / Future / Expansion *7-4*
7.4 Airspace and Soil Balance 7-4

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HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Rev. 0,6/25/12 Project 120347. 001

TABLE OF CONTENTS (Continued)

7.4.1 Existing Airspace 7-4

7.4.2 Pending Future/Expansion 7-6

7.4.3 Tonnage Summary 7-6

7.5 Liner and Cover System 7-6

7.6 Gas System/ Gas to Energy 7-6

7.7 Environmental Monitoring 7-7

7.7.1 Hydrogeology and Groundwater 7-7

7.7.2 Landfill Gas Probes 7-8

7.7.3 Storm Water 7-8

7.7.4 Air and Landfill Gas 7-8

7.7.5 Surface Wafer 7-8

7.7.6 Leachate 7-9

7.8 Compliance History 7-9

7.9 Capital Expenditures and Closure /Post Closure Cost 7-9

7.10 Site Visit and Interview 7-11

7.11 Regulatory Interview 7-11

7.12 Other Significant Items that are Unique to the site 7-11

8 VEOLIA ES CYPRESS ACRES LANDFILL 8-12

8.1 General Site Description 8-12

8.2 Key Documents Reviewed 8-12

8.3 Permits 8-12

8.3.1 Existing 8-12

8.3.2 Pending/Future /Expansion 8-13

8.4 Airspace and Soil Balance 8-13

8.4.1 Existing Airspace 8-13

3.4.2 Pending Future/Expansion 8-15

8.4.3 Tonnage Summary 8-15

8.5 Liner and Cover System 8-15

8.6 Gas System / Gas to Energy 8-15

8.5 Environmental Monitoring 8-15

8.7.1 Hydrogeology and Groundwater 8-15

8.7.2 Landfill Gas Probes 8-16

8.7.3 Storm Water 8-16

8.7.4 Air and Landfill Gas 8-16

8.7.5 Surface Water 8-17

8.7.6 Leachate 8-17

8.8 Compliance History 8-17

8.9 Capital Expenditures and Closure / Post Closure Cost 8-17

8.10 Site Visit and Interview 8-19

8.11 Regulatory interview 8-19

8.12 Other Significant Items that are Unique to the site 8-19

9 VEOLIA ES PINE RIDGE LANDFILL 9-20

9. 1 General Site Description 9-20

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TABLE OF CONTENTS (Continued)

9.2 Key Documents Reviewed 9-20

9.3 Permits 9-21

9.3.1 Existing 9-21

9.3.2 Pending / Future / Expansion 9-22

9. 4 Airspace and Soil Balance 9-22

9.4.1 Existing Airspace 9-22

9.4.2 Pending Future/Expansion 9-23

9.4.3 Tonnage Summary 9-23

9.5 Liner and Cover System 9-24

9.6 Gas System / Gas to Energy 9-24

9.7 Environmental Monitoring 9-24

9.7.1 Hydrogeology and Groundwater 9-24

9.7.2 Landfill Gas Probes 9-25

9.7.3 Storm Water 9-25

9.7.4 Air and Landfill Gas 9-25

9.7.5 Surface Water 9-25

9.7.6 Leachate 9-26

9.8 Compliance History 9-26

9.9 Capital Expenditures and Closure / Post Closure Cost 9-26

9.10 Site Visit and Interview 9-28

9.11 Regulatory Interview 9-28

9.12 Other Significant Items that are Unique to the site 9-28

LIMITATIONS 1

v

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TABLE OF CONTENTS (Continued)

APPENDICES

APPENDIX A VEOLIA ES EAGLE BLUFF LANDFILL

APPENDIX B VEOLIA ES STAR RIDGE LANDFILL

APPENDIX C VEOLIA ES CEDAR HILL LANDFILL

APPENDIX D VEOLIA ES TAYLOR COUNTY LANDFILL

APPENDIX E VEOLIA ES EVERGREEN LANDFILL

APPENDIX F VEOLIA ES PECAN ROW LANDFILL

APPENDIX G VEOLIA ES CYPRESS ACRES LANDFILL

APPENDIX H VEOLIA ES PINE RIDGE LANDFILL

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CORNERSTONE Environmental Group, LLC
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HODGES, HARBIN, NEWBERRY & TRIBBLE, INC.

Rev. 0, 6/25/12
Project 120347.001

1 INTRODUCTION

1.1 Purpose and Scope

This Due Diligence Review for Veolia ES Solid Waste (Veolia) active landfills was prepared to assist Star Atlantic Waste Holdings, LP (Star Atlantic) with preparing their bid to purchase the stock of Veolia. As requested by Star Atlantic, Cornerstone Environmental Group, LLC (Cornerstone) in cooperation with Hodges, Harbin, Newberry & Tribble, Inc. (HHNT) reviewed the documentation provided by Veolia on the Merrill DataSite (DataSite) and anonymously accessed public records to evaluate these facilities, with a particular focus on the projected future capital costs associated with new cell construction, landfill closure and post-closure care. Cornerstone was unable to confirm whether the documentation provided by Veolia presented a comprehensive view of the subject facilities but the information appeared adequate for the intended purpose.

Although site visits, site manager interviews, and regulatory agency interviews were anticipated to be part of this evaluation, Veolia has not granted permission to do so at this time. In addition, this work has been subject to confidentiality agreements with both Star Atlantic and Veolia. Thus this evaluation was limited to review of data as described above.

The reviews of the active landfill of Veolia are included in four volumes grouped geographically as follows:

- Wisconsin and Minnesota
- Illinois, Indiana, Kentucky, Michigan and Missouri
- Pennsylvania
- Georgia, Alabama, Florida and the Bahamas

Each landfill is presented as a separate section of the respective report. In addition, each landfill has an appendix containing a general site illustration identifying key site features and a summary table summarizing Veolia's construction projections from 2011 and 2012 along with Cornerstone's recommendations for anticipated costs and timing of projects (which may or may not agree with those projected by Veolia).

Section 1.2 below presents key findings and issues for the landfills contained within this volume.

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Rev. 0, 6/25/12
Project 120347.001

1.2 Key Findings and Issues

Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Eagle Bluff Landfill	Currently the facility is only allowed to accept waste from within Tuscaloosa County. A major modification and local approval would be required from ADEM to expand this service area.	Star Atlantic to be made aware.
Eagle Bluff Landfill	Sample collected in 1997 indicated contamination possibly by leachate. No additional data or information was available on these groundwater monitoring wells. These wells were to be abandonded.	Star Atlantic to be made aware. Determine if wells were abandoned and follow up to determine if contamination is present.
Eagle Bluff Landfill	During Cell construction in 2011, the site lost a net 139,600 cubic yards of airspace. 50,100 CY were lost due to construction of 2:1 slopes instead of 1.5:1 rubble walls, and 89,500 CY were lost due to expansion Cells 1 & 2 not being constructed to design grade. In order to reclaim the lost airspace in expansion Cells 1 & 2, approximately 53,900 CY of existing waste will have to be excavated and relocated in Phase I prior to excavation to design grade in expansion Cells 1 & 2.	Assumption in the report going forward was that this volume of waste will not be excavated. If Star Atlantic wishes to do so in order to gain soil volume, the cost to move this waste should be added into the cell construction estimate.
Eagle Bluff Landfill	The site will require soil to complete operation and suitable soil reserves should be identified. Identification of soil reserves are required in order to control costs for closure.	Star Atlantic to be made aware. Adjacent properties under control of Veolia may be options for soil resources.
Eagle Bluff Landfill	A proposed vent trench is planned in the future of the landfill	Investigate why a vent trench is required when no methane exceedances have been noted on the site in the last four years
Eagle Bluff Landfill	Veolia cost estimates appear to be low and schedule of timing should be adjusted.	Refer to the cost comparison sheet in the Appendix for revised schedule and costs.
Star Ridge Landfill	The existing Solid Waste Permit is set to expire on October 2, 2012 and must be renewed by April 5, 2012.	Confirm that a renewal application has been filed in a timely manner.
Star Ridge Landfill	Approximately 37,000 cubic yards of airspace was lost during the construction of Cell 7B due to rock. It is currently unknown if rock will be encountered during future cell construction.	Potential airspace reductions may be realized during future cell construction and should be considered during planning.
Star Ridge Landfill	The gas agreement to sell gas to Jenkins Brick has been inactive.	Review and confirm the terms of that agreement.

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Landfill	***Significant Liability Issues / Other Site Issues***	***Recommendations***
Star Ridge Landfill	Previous volumes reported an estimate of potential lost airspace to comply with a settlement agreement and for future vertical separation demonstration to groundwater and rock. This volume of potential lost airspace appears to be included in the remaining capacity for the MSW landfill.	Confirm with Veolia that this airspace can be added back into the remaining capacity of the landfill as it is currently being done.
Star Ridge Landfill	Soil reserves for the MSW landfill need to be identified.	Plan for development of future borrow areas and estimate costs accordingly.
Star Ridge Landfill	The C&D volume and the soil needs required for the C&D landfill were not provided.	Confirm with Veolia why these are not included with the MSW airspace memos and determine what they are for long term planning for the soil needs of the facility.
Star Ridge Landfill	Veolia cost estimates appear to be low for cell construction and closure. The schedule of timing for the next cell should be adjusted.	Refer to the cost comparison sheet in the Appendix for revised schedule and costs. In addition, recommendation is to build half cells that will last 3 to 4 years for capital savings in earlier years.
Cedar Hill Landfill	Cedar Hill Landfill has been issued a NOV in the past year for accepting hazardous waste.	Star Atlantic to be made aware.
Cedar Hill Landfill	ADEM is currently considering making the facility initiate assessment monitoring for the presence of low level VOC hits.	Continue demonstration that landfill gas is the alternate source and expand gas system to prevent gas migration.
Cedar Hill Landfill	The volume calculations for airspace added by future cells was incorrect and resulted in additional landfill cells being built in the 25 year time frame.	Refer to the comparison work sheet in the Appendix for the correct cell timing.
Cedar Hill Landfill	Wetland Mitigation costs are not final.	Include in model for mitigation costs with a contingency. This is shown on the comparison worksheet in the Appendix. Potentially reduce expansion footprint to limit amount of wetland impact and reduce this capital expenditure.
Cedar Hill Landfill	Mineral and or gas extraction rights on the expansion property may be owned by someone else and Petranova test wells were once installed.	Confirm that status of this in a title search with an attorney and determine the time frames for impacting the wells.
Cedar Hill Landfill	Site is soil deficient.	Identify soil reserves on the property or nearby to limit long term soil liability. Plan for conversion of footprint to borrow areas as needed.

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Landfill Significant Liability Issues / Other Site Issues Recommendations

Cedar Hill Veolia cost estimates appear to be low and Refer to the cost comparison sheet in

Landfill schedule of timing for the next cell should be the Appendix for revised schedule and adjusted costs In addition, recommendation is

to build half cells that will last 3 to 4 years for capital savings in earlier years

Cedar Hill Leachate disposal costs are high A wetland Identify the status of this application

Landfill treatment system has been mentioned as a and the chance of success of permitting solution and operational compliance or identify

the options available for leachate treatment on-site to reduce operating costs

Cedar Hill Cell 6B is slated for 2012 construction It is Determine what the cost liability is for

Landfill unknown where progress for this construction the new owner for construction of Cell project is 6B

Cedar Hill Unlined landfill cells are under the lined Star Atlantic to be made aware Landfill landfill

Taylor County Methane has consistently been detected above Maintain the active gas system in Landfill the lower explosive limit (LEL) in methane operational order monitoring probes along the southern property boundary and as such, the facility is currently required to monitor methane on a monthly basis Despite improvement to and expansions of the gas collection and control system (GCCS), there have still been exceedances along the southern property boundary

Taylor County The facility will require soil for the Discuss options for long term lease of

Landfill completion of activity In addition, it will adjacent land owner for borrow soil and require clay and topsoil for proper operation permit borrow mines as needed and construction

Taylor County This site has been issued two NOVs in the last Increased attention to cleaning up the

Landfill two years due to a high level of operational site and keeping it in compliance will failures, some of which still remain be required unresolved (according to the inspection reports from EPD) Past operational practices at this site have been poor

Taylor County The lease agreement constitutes another fee on Have attorney review the lease Landfill the per ton basis for the site agreement so that it is accurately reflected in the model

Taylor County Equipment is in poor condition on landfill and Plan to replace or re-build worn Landfill rail equipment 1-4

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Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Taylor County Landfill	The local host agreement between Southern State and Taylor County and royalty agreement include numerous restrictions including host fees, free dumping for local residential and commercial waste, must employ local residents, and pay percentages of all profits from the sale of landfill gas.	Have attorney review all host agreements and royalty agreements so that they are accurately reflected in the cost models.
Taylor County Landfill	Storm Water NPDES permit has expired.	Confirm that new Storm Water Pollution Prevention Plan is prepared and renewal Notice of Intent has been submitted.
Taylor County Landfill	Veolia recently settled a lawsuit filed against Environmental Synergies to declare a 1994 agreement on the payment of royalty fees invalid. On April 23, 2012, both parties reached a settlement that included $220,787 in escrow, a 1st Quarter 2012 royalty payment of $50,000, and $50,000 per quarter for the next 36 quarters.	Have attorney review the agreement to ensure that it is correctly reflected in the cost model.
Taylor County Landfill	Cell 14 construction is approaching and rail spur improvements are needed.	Plan on construction for next year.
Taylor County Landfill	The site generates large amounts of leachate.	Pursue long term agreements for reliable disposal and continue to investigate on-site leachate reduction and pre-treatment options for viability.
Taylor County Landfill	A complaint with the adjacent land owner about impact from the sediment pond appears to stand unresolved.	Confirm with EPD that the complaint has been closed.
Taylor County Landfill	Rail transfer site has numerous operational conditions and a service area listed on the application.	Revise service area as needed since this is a permit by rule facility and be aware of the agreements already in place to accept waste via the rail transfer station. Clean up the rail transfer station and confirm that equipment is working properly.
Taylor County Landfill	Growing grass is difficult and the grass on the permanent cap is not in good condition	Plan on a large grassing and stabilization project in 2012 and 2013 to place the site back into compliance.
Taylor County Landfill	Leachate released by adjacent property owner.	Confirm with attorney any liability that new owner may have due to illegal activity of adjacent landowner.
Taylor County Landfill	Environmental Synergies lawsuit recently settled.	Have attorney review settlement agreement so that all cost implications are covered in model.

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Landfill	Significant Liability Issues / Other Site Issues	Recommendations
Evergreen Landfill	Langdale Adjacent Borrow Pit – Rate per cubic yard of material and amount of soil required to be purchased and construction and reclamation stipulations	Include this in cost estimate
Evergreen Landfill	Stored leachate on liner	Confirm the depth of leachate in the risers so that large amounts of leachate are not stored
Evergreen Landfill	Subsurface gas migration and groundwater contamination from adjacent landfill	Include remediation in cost estimates for waste excavation.
Evergreen Landfill	Liability associated with taking the old unlined landfill	Include these liability with cost estimate or possible add an additional environmental liability policy
Evergreen Landfill	Erosion control implementation	Include in cost estimation, the costs associated with adding erosion controls and stabilizing slopes
Evergreen Landfill	Borrow area reclamation in expansion area	Include reclamation in cost estimates
Evergreen Landfill	Wilkening Host fee and payment of past royalties	Confirm with Veolia if these have been paid and include this royalty into cost estimates.
Evergreen Landfill	Not all soil reserves for closure are not on-site	Include increased costs in modeling and confirm that if soil is used per the Langdale agreement that the minimum required volumes and payments will be met
Evergreen Landfill	Option agreement renewal	Confirm that all option agreements dealing with land acquisition for the expansion are renewed timely
Evergreen Landfill, Pecan Row Landfill & Taylor County Landfill	General Industrial Activity Permit requires renewal	Confirm that Veolia has handled the required renewal.
Evergreen Landfill	Since site is included with Pecan Row in Title V permitting, Evergreen will have to have a gas system and become NSPS compliant much sooner than a normal greenfield MSW	Include these costs in the cost estimate model for the site
Evergreen Landfill	Langdale Royalty / Host fee for waste disposal for expansion	Have attorney investigate the royalty due to the Langdale and include this in cost estimations
Evergreen Landfill	Timeline to excavate old City landfill and the quantity of waste to be removed	Confirm if timeline exists and quantity of waste that is estimated and added costs associated with this removal
Evergreen Landfill	Based on the site vicinity map submitted as part of the Site Acceptability Report for Planned Expansion Major Modification and the borrow area plans prepared by HHNT, there appears to have been unpermitted wetland impacts from the existing borrow area.	Star Atlantic to be made aware. Confirm wetlands are correctly delineated. US Army Corps of Engineers mitigation permitting may be required.

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Landfill	***Significant Liability Issues / Other Site Issues***	***Recommendations***
Pecan Row Landfill	Pecan Row is nearing closure. The site will be in Post Closure construction for all disposals areas in 2014	Prepare cost modeling to reflect this and be aware the leachate generation will be higher in early years.
Pecan Row Landfill	At the time of the site visit, it was noted that the 2011 Final Cap area had no permanent grass and must be replanted	Plan for re-grassing completed 2011 final cap and budget accordingly.
Pecan Row Landfill	Pecan Row was issued a Notice of Violation on March 26, 2010 for disposing of hazardous waste. The situation was remediated by removing the hazardous waste and transporting it to a licensed hazardous waste disposal facility for disposal. The State issued a Consent Order on May 18, 2010 and a draft $48,850 settlement was proposed and a corrective action plan was accepted. Additional follow up is required on the monetary settlement and administration within the Attorney General office. This issue has not been resolved.	Follow up on status of remediation plan, administrative order and monetary payment.
Pecan Row Landfill & Evergreen Landfill	On October 20, 2010, Kurt Wilkening filed a suit against Pecan Row and Evergreen Landfill for the alleged breach of a Royalty Agreement. Wilkening claimed Veolia failed to pay royalties on "beneficial use material," in addition to requesting a Declaratory Judgment to declare Evergreen Landfill as a "contiguous expansion" of Pecan Row. Summary Judgment was granted to Mr. Wilkening on Damages and Declaratory claims. Veolia can pursue an appeal to the 11th Circuit, and Veolia is fully reserved for the judgment amount including historic Evergreen Landfill Royalties.	Have attorney thoroughly review for cost consequences for the two sites. Confirm that Pecan Row Royalties have been paid. Determine total amount of royalties that are due Mr. Wilkening for Evergreen.
Pecan Row Landfill	Gas to energy facility contract and start up times	Confirm with Southern Georgia the required time frames for start-up and ensure gas system is fully prepared at that time.
Pecan Row Landfill	General Industrial Activity Permit requires renewal	Confirm that Veolia has submitted the required renewal Notice of Intent.
Pecan Row Landfill	Soil reserves for closure are not on-site	Include increased costs in modeling and confirm that if soil is used per the Langdale agreement that the minimum required volumes and payments will be met

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Landfill	**Significant Liability Issues / Other Site Issues**	**Recommendations**
Cypress Acres Landfill	Mercury in groundwater wells MW-8 and MW-8R have consistently been detected above the Primary Maximum Contaminant Levels (PMCL). Attempts to remove the mercury contaminated groundwater from MW-8R have been unsuccessful and mercury has continued to be detected above the PMCL in well MW-8R. However, in the Second Semi-Annual Groundwater Report of 2011, mercury was shown to have a reduction of 71% from July 2009 to July 2011.	Continue sampling plan and stay ahead of regulatory body and avoid placement of site into assessment monitoring.
Cypress Acres Landfill	The current permit allows for construction of unlined landfill cells. State Legislature has passed a law requiring all future C&D landfill units to be lined. Currently it is the State of Florida's interpretation that lining of C&D landfills does not include already permitted footprint that has not yet been constructed. Final clarification is expected when the new rules are promulgated which is expected in the next 24 months.	Stay involved in public comment period on rule making to prevent currently permitted C&D landfill cells from requiring a liner.
Cypress Acres Landfill	Veolia has stated that since no storm water leaves the site that they are not required to obtain an NPDES Strom Water Permit.	It is unlikely that the facility will never discharge storm water, especially during times of heavy rainfall. This will need to be confirmed and coverage under the General NPDES Storm Water Permit maybe required.
Cypress Acres Landfill	Additional erosion control and grassing are required to stabilize the site.	Budget accordingly for these repairs.
Pine Ridge Landfill	Soil borrow sources need to be identified as the site is in need of soil	Plan on developing nearby soil borrow sources for landfill cover and construction
Pine Ridge Landfill	Up to 30,000 gallons of waste oil can be stored on-site in tanks listed on the tank registration.	Confirm amount of waste oil on-site and develop a plan for disposing of and removing this waste.
Pine Ridge Landfill	Investigate the conditions of scope of services and payments to the Port Authority.	Confirm these are in the model
Pine Ridge Landfill	Groundwater exceedances have been noted	Continue to monitor groundwater quality to ensure that it is improving as the most recent trends indicate.
Pine Ridge Landfill	Leachate disposal is recirculation and evaporation.	Budget accordingly for leachate evaporator and increased leachate recirculation system
Pine Ridge Landfill	Since the airport is so close, a bird hazard to aircraft can be present without proper landfill operation	Ensure facility is operated properly and soil is available for covering the landfill to prevent the attraction of birds

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Landfill Significant Liability Issues /Other Site

Issues Recomnmdations

Pine Ridge Limestone leachate collection system will Limestone gravel systems for leachate

Landfill dissolve and clog and shredded mulch system conveyance should be avoided in the will degrade over time and place waste closer future and soil on top of the to the liner geocomposite is recommended for

future construction

Star Ridge, Stored leachate on liner Confirm the depth of leachate in the

Cedar Hill, risers to confirm that a large volume of

Taylor County leachate is not stored in landfill Landfill, Pecan Row, & Evergreen

All Sites Cell construction, closure construction and More industry standard estimates have post closure care costs are generally lower been provided as part of the work sheet than expected, in the Appendix for this landfill 1-9

2 VEOLIA ES EAGLE BLUFF LANDFILL

2.1 General Site Description

The Veolia ES Eagle Bluff Landfill (Eagle Bluff) is located at 4701 12th Street Northeast, Tuscaloosa, Alabama in Tuscaloosa County. The area around the facility is lightly populated and consists mostly of naturally wooded land and residential areas. Access to the site is through a residential area. The site is bordered to the east by Hurricane Creek. A site location map, which provides an aerial view of the facility and identifies significant features, is included in Appendix A.

Eagle Bluff is a construction and demolition (C&D) Landfill that began operation in 1988 and has a permitted footprint of 31.9 acres. This site has a natural earth liner with no leachate collection system. Eagle Bluff is owned and operated by Veolia.

The property also houses a maintenance shop office and empty waste containers. A railroad and associated right of way cuts through property.

2.2 Key Documents Reviewed

HHNT reviewed all environmental files available on the project DataSite, as well as the past five years of files available on the Alabama Department of Environmental Management (ADEM) e-File Website. Any files not entered into the ADEM e-File Website or project DataSite are unknown to HHNT and were not reviewed. All findings in this investigation are derived from the files reviewed alone.

2.3 Permits

2.3.1 Existing

Table 2.1 – Existing Permits

Type of Permit / License	Number	Issue Date	Expiration Date
Solid Waste Permit	63-16	2/1/2012	3/15/2017
Storm Water	ALG160090	10/31/2011	1/31/2017

<u>Solid Waste</u>

Eagle Bluff's Solid Waste Permit No. 63-16 was most recently issued on February 1, 2012 by ADEM. This Permit has an expiration date of March 15, 2017. The facility is

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permitted to accept non-putrescible and non-hazardous construction and demolition waste and rubbish and discarded tires, up to a maximum daily volume of 1,000 cubic yards per day. The Approved Service Area for Eagle Bluff is limited to Tuscaloosa County, Alabama.

The current permitted facility consists of 68.53 acres with 31.94 acres permitted for waste disposal. According to the Landfill Profile Sheet prepared by Golder Associates, Inc. (Golder), 10 acres remain to be constructed, and there are no areas with permitted final closure; however, only 3.01 acres actually remain to be constructed. The additional area listed *as to be constructed* by Golder is an area where cell construction was expedited and was constructed higher than design grades to house waste from the 2011 tornados. Waste has been placed in that area, and in order to reach design grades, the waste must be removed and the cell floor lowered. For the purposes of this evaluation, it is assumed that the waste will not be excavated which leaves only 3.01 acres remain to be constructed. The current permitted footprint includes a March 16, 2007 horizontal expansion that included two new cells (Cell 1 and Cell 2). ADEM has granted Eagle Bluff a variance to operate two working faces, and a variance has been granted concerning a 100 foot buffer zone for the northwest corner of the landfill.

Local Approval

Eagle Bluff most recently received local approval from the Tuscaloosa County Commission on January 19, 2005. The county granted approval of a modification to the facility's solid waste management permit. As of June 6, 2005, the West Alabama Regional Commission could not formally issue any Statement of Consistency related to Eagle Bluff's permit modification because of a pending court case; however, the Regional Commission stated that the request is consistent with the current solid waste management needs of the West Alabama Region.

Air Quality

There is no Air Quality Permit at this facility.

Storm Water

The site is currently covered for storm water discharges associated with industrial activities under the Alabama General NPDES Permit ALG 160090. The site has two permitted discharge locations, which are from the outfalls of the two on-site sediment ponds. Refer to Section 2.7.3 below for discussion on storm water sampling results.

2.3.2 Pending / Future / Expansion

Based on the documents reviewed, there appears to be no planned expansions at this facility.

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2.4 Airspace and Soil Balance

2.4.1 Existing Airspace

The airspace documentation provided for this facility was reviewed and is summarized below:

Permitted Airspace:

The permitted airspace was reported by Golder and TRC Companies, Inc. (TRC) to originally be 3,978,630 cubic yards (CY). According to the *2012 Airspace Memo – Eagle Bluff Landfill* by Veolia, in 2011 the design capacity of the facility was reduced by 50,100 CY due to the construction of a 2H:1V slope along the perimeter of the facility where a 1.5H:1V rubble wall had been previously permitted. The site also lost permitted airspace during the construction of permitted expansion Cells 1 and 2. These cells were constructed in 2011 and were not excavated to permitted design grade. According to the same memo, 89,500 CY of soil material was left in place during construction of these cells due to a compressed construction timeline. The referenced memo suggests that the existing waste placed in this area, approximately 53,900, is to be removed and the airspace regained. For the purpose of this evaluation, it has been assumed that the lost airspace will not be recovered, and that the facility, as constructed, has lost 139,600 CY of total permitted airspace. It is unknown if the supplied calculations included volume that would be consumed by the thickness of the final cover system.

According to the documents reviewed, the total permitted airspace of Eagle Bluff (as currently constructed and permitted) is approximately: **3,839,030 Cubic Yards.**

Remaining Permitted Airspace:

The total remaining permitted airspace was reported by multiple sources within the DataSite. The value was reported as various volumes depending on how the number was calculated and how the airspace lost was handled (noted above under Permitted Airspace). The Veolia Eagle Bluff Landfill Annual Airspace Computations (Working Copy) by TRC provided the most detailed volume description. The base remaining permitted airspace volume by TRC was 1,754,500 CY. It was described to be calculated between the permitted final grading plan and the February 8, 2012 aerial topography with 3.01 acres of the base grading plan for expansion Cells 1 and 2 cut into the topography. After review of the supplied figures and drawings, it was assumed by HHNT that waste has not been placed in the areas where the base grading plan was used. TRC adjusted the volume for the airspace lost due to construction of the 2H:1V slope under the "additional information" section of the volume report. Under this condition, the slope construction accounts for 34,000 CY of airspace lost. The remaining 105,600 CY of lost airspace is accounted for within the aerial topography and is not considered for this volume. It is

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unknown if the supplied calculations included volume that would be consumed by the thickness of the final cover system.

According to the documents reviewed, the total remaining permitted airspace of Eagle Bluff (as currently constructed and permitted) is approximately: **1,720,500 Cubic Yards.**

Remaining Constructed Airspace:

The remaining constructed airspace at this facility was also reported at various volumes. Again, the most detailed calculation was found in the Veolia Eagle Bluff Landfill Annual Airspace Computations (Working Copy), by TRC. The volume was described to be calculated between the permitted final top of waste grades taken from the Design and Operation Plan and the February 8, 2012 aerial topography. The remaining constructed airspace as calculated by TRC was estimated to be 1,240,700 CY. This volume was not noted to account for "airspace lost". HHNT assumed, based on the data presented, that "airspace lost" was not accounted for, and that 34,000 CY, due to the 2H:1V slope, should be removed. The remaining airspace lost, 105,600 CY, is accounted for within the aerial topography and is not considered for this volume.

According to the documents reviewed, the total remaining constructed airspace of Eagle Bluff (as currently constructed and permitted) is approximately: **1,206,700 Cubic Yards.**

Table 2.2 – Airspace Summary

Permitted Airspace (Cubic yards)	Remaining Permitted Airspace (2/8/12) (Cubic Yards)	Remaining Constructed Airspace (2/8/12) (Cubic Yards)	Density (Gate Yards to in-place yards)
3,839,030 cy	1,720,500 cy	1,206,700 cy	2 to 1

Volume Consumed Between Aerial Topographic Surveys:

The volume consumed between aerial surveys for this facility was provided in the Landfill Data Workbook and the Veolia Eagle Bluff Landfill Annual Airspace Computations (Working Copy), both listed as being calculated by TRC and provided in the DataSite. The Landfill Data Workbook lists the volume consumed between January 21, 2011 and February 8, 2012 to be 190,400 CY, and the volume consumed between April 6, 2010 and January 21, 2011 to be 92,400 CY. The Annual Airspace Computation document described the methods used to calculate the volume and the methods used to check the calculated amount. The volume consumed between January 21, 2011 and February 8, 2012 was calculated to be 194,000 CY. The document accounted for the material used during construction of the 2H:1V wall, and reports the actual volume consumed by waste between surveys to be 177,900 CY. The volume was checked by two methods. First, TRC compared the difference between the permitted remaining capacities for the previous two years; and second, the remaining capacity in constructed cells for the

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previous two years was compared. Both methods confirmed the calculated volume of 194,000 CY. Finally, to compensate for the airspace consumed by the construction of the 2H:1V slope, in lieu of the 1.5H:1V rubble wall, 16,100 CY was removed from the total volume.

According to the documents reviewed, the volume consumed by waste between Aerial Topographic Surveys (1/2011–2/2012) at Eagle Bluff was approximately: **177,900 Cubic Yards.** Based on the review, it appears that more volume was consumed in 2011 than in previous years due to the spring 2011 Alabama tornados and the associated debris cleanup and disposal.

Soil Balance:

The Veolia Eagle Bluff Landfill Annual Airspace Computations (Working Copy) reports that currently the site has approximately 99,700 CY of cut soil material available. The 2012 Airspace Memo, by Veolia, reports that an additional 89,500 CY of soil material is available in the constructed portion of expansion Cells 1 and 2, but approximately 53,900 CY of waste material would need to be excavated and relocated prior to excavation of the soil material. For the purpose of this review, it was assumed that the existing waste would not be relocated and that the 89,500 CY of soil material has been forfeited.

The site will require soil material for operations in the form of weekly cover and for the installation of the final cover system. Assuming that 8% of the remaining permitted capacity will be consumed by the 6" thick weekly cover, which is required by the solid waste handling permit, the site will require 138,000 CY of soil material for normal operational procedures. Eagle Bluff Landfill currently has a regulatory final cover system permitted. This system consists of an 18" thick infiltration layer and a 6" thick vegetative layer. To install this system over the entire landfill footprint, approximately 110,000 CY of material is required. In addition, the tack on berms for the closure will require approximately 25,000 cy of soil.

Therefore, as constructed, and according to the documents reviewed, the site has approximately 99,700 CY of soil material available and requires approximately 243,000 CY of material for operations and closure. The required soil amount does not account for onetime events that may require soil, such as slope and erosion repairs or access road maintenance. The documents reviewed did not indicate that borrow sources were available on-site.

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Table 2.3—Soil Balance Summary

Operational cover Closure Cover Soil cut available Total Soil Required Total Soil soil (Cubic Yards) soil (Cubic (Cubic Yards) (Cubic Yards) Required if

Yards) waste is

excavated (Cubic Yards)

138 000 cy 1 135,000 cy 99,700 cy 173,300 cy 84,300 cy

2.4.2 Pending Future/Expansion

Based on the documents reviewed, there appears to be no planned expansions at this facility

2.4.3 Tonnage Summary

The maximum approved waste volume for the facility is 1,000 cubic yards per calendar day.

The facility does not have scales and waste accepted is reported to ADEM in CY. According to quarterly tonnage reports submitted to ADEM, the total yardage for 2011 was 371, 538 CY, which equates to approximately 1,018 CY per calendar day. The gate yardage for 2010 was 162,587 CY, and for 2009 it was 148,494 CY (3rd quarter numbers are not included and are unavailable). The increase in waste received in 2011 was the result of accepting large amounts of storm debris from the April 2011 tornadoes that hit Tuscaloosa and Birmingham. On May 19, 2011, the facility was granted a variance by ADEM to temporarily remove the maximum waste limit during the 3rd quarter of 2011. The volume reports from 2011 are not indicative of typical waste volumes.

2.5 Liner and Cover System

There is no engineered liner system at this facility. The final cover system at this facility consists of a soil cover (18” thick infiltration layer and 6” vegetative layer) with final slopes not to exceed 3 to 1.

2.6 Gas System / Gas to Energy

There is no gas system at this facility and none is required.

2.7 Environmental Monitoring

2.7.1 Hydrogeology and Groundwater

Per the facility’s Solid Waste Permit and ADEM regulations, the facility is not required to have a ground water monitoring system. However, in the June 1997 Environmental Due Diligence Report for Holt Sanitary Landfill by P. E. LaMoreaux Associates, Inc. it was

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stated that seven groundwater monitoring wells, which were installed to be used as piezometers, were located on site It was also stated that groundwater and surface water samples were taken in May of 1997, and results indicated groundwater contamination Results also showed high levels of metals but low levels of chemical oxygen demand (COD) in two monitoring wells on the eastern side of the property It was stated that contamination in these two wells was likely mining related Also, the downgradient well had low levels of metals and volatile organic compounds; all detected volatile organic compounds were detected below their respective maximum contaminant levels The seven groundwater monitoring wells (piezometers) were to be abandoned. No further data or information was available on these groundwater monitoring wells. 2.7.2 Landfill Gas Probes. The methane monitoring network at the facility consists of 23 methane monitoring points, which are sampled on an annual basis A review of the annual methane reports from 2008 through 2012 indicate that methane has not been detected in any of the methane monitoring points above the regulatory limit. 2.7.3 Storm Water. The facility’s storm water discharges are covered under the Alabama General NPDES Permit The facility must sample their storm water and submit Discharge Monitoring Reports (DMR’s) to ADEM on a semi-annual basis A review of the facility’s DMR’s from 2007 until present (with the exception of first semi-annual 2009 and the first semiannual 2010) indicates that there have been no exceedances of permitted limits. 2.7.4 Air and Landfill Gas There is no landfill gas collection and control system at this facility. 2.7.5 Surface Water Surface water monitoring is not required at this facility. 2.7.6 Leachate There is no leachate collection system at this facility. 2.8 Compliance History A review of all available inspection, enforcement and compliance documents was conducted for Eagle Bluff from January 2007 to May 2012. Our review shows that since 2007 the subject facility has been issued the following NOV’s and written warnings for compliance issues: 2-7

- Following an inspection on January 3, 2007 a NOV was issued because waste was not being thoroughly compacted prior to the placement of additional layers of waste, waste at the working face exceeded a 3H:1V slope, and litter was not being controlled on site. Eagle Bluff responded to the NOV and the issue appears to have been resolved. According "Violation History" provided in the project DataSite, no further action was required on this issue.
- Following an inspection on April 1, 2009, a NOV was issued because of several documented violations: (1) waste was not being confined to a small area; the facility was operating two working faces; (2) silt fencing was observed that has been breached by sediment; (3) adequate sedimentation control measures were not being used in the borrow area;(4) sediment release at the borrow area caused unauthorized discharge; (5) there was exposed waste on closed slopes; (6) the presence of unapproved waste in waste stream; and (7) the facility was not operating in accordance with approved plans and permit. The site has performed corrective measures and responded in writing. According to the "Violation History" provided in the project DataSite, no further action was required on this issue.

All inspections at the facility since October 6, 2009 have been acceptable, and the facility is noted for being in good order on ADEM inspection forms. There appears to be no outstanding NOV's or Consent Orders at Eagle Bluff.

2.9 Capital Expenditures and Closure / Post Closure Cost

Included as Appendix A is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced similar type cell construction costs ranging from $90,000 to $150,000 per acre depending on soil volumes to move and capping costs ranging from $70,000 to $120,000 per acre. In view of this, and as shown in the Appendix A summary, it is recommended that certain cost expectations should be increased.

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Cell Construction:

The site currently has approximately 1,200,000 CY of available airspace constructed. Using the same projections as those listed in the Landfill Data Workbook, 845 CY/day (550 CY/day in 2010 and 1,411 CY/day in 2011), compaction ratio of 2 gate yards to 1 yard in-place (2.16:1 in 2012 and 1.35:1 in 2011), and 286 operational days per year, the constructed airspace will last approximately 9.9 years from the latest aerial survey (2/8/2012) or until the first quarter in 2022.

The cell estimate by Veolia for cell construction assumes that existing waste in expansion Cells 1 and 2 will be excavated, relocated, and that the cells will be fully excavated to design grade. For the purpose of this review, it was assumed that the facility would not attempt to capture the lost airspace below existing expansion Cells 1 and 2, and the only remaining construction would be an approximate 3.0 acre cell that remains to be constructed.

HHNT revised the contingency on cell construction to 15 percent and revised unit prices for soil being required off-site. The result was a cost to construct of $125,000 per acre. The cell construction schedule and costs are attached in the Appendix.

Other infrastructure construction projects are included in the Appendix. A majority of the infrastructure is already constructed at this site. It is unclear why a vent trench is proposed in the infrastructure section by Veolia, but it has been included with the other infrastructure projects in the Appendix.

Closure Construction:

According to the documents reviewed, this facility does not currently have areas with final cover installed. The final cover system for this facility consists of an 18" thick infiltration layer and a 6" thick vegetative layer.

The Landfill Data Workbook estimates that the site will be closed in two events: one 10 acre event in 2020 and one 21.9 acre event in 2034. This is due to the assumption that a 3 gate yard to 1 in place yard will be realized going forward. Since most recent data does not reflect this ratio, a 2.5 to 1 ratio is used instead (expected average for this type of waste), for this calculation. It is estimated that compaction will increase as the height is increased at the facility. The facility will close in the same sequence as currently planned, with the second event moving from 2034 to 2029.

Generally, the costs for closure estimated on the Veolia worksheets appear to be lower than that which would be expected knowing that some of the soil needs to be purchased and transported to the site. Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent and the soil placement unit prices. The result was a closure

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cost of $110,000 per acre which is within the expected range for this region. The closure construction schedule and costs are attached in the Appendix.

C&D landfills in Alabama are not required to provide financial assurance for closure at this time; however, Veolia does so via a corporate guarantee.

Post Closure Care:

ADEM currently requires a 30 year post closure period. It is estimated that this facility will enter post closure care in 2030 and potentially complete the care period in 2060. Based on HHNT experience in this geographic region, post closure costs for C&D landfills provided by Veolia appear to be low. Therefore HHNT adjusted several unit prices and increased the contingency to 10 percent to calculate post closure costs. This yielded a cost of post closure of $60,000 per year. The post closure construction schedule and costs are attached in the Appendix.

C&D landfills in Alabama are not required to provide financial assurance for post closure to ADEM at this time; however, Veolia does so via a corporate guarantee. The costs are outlined below.

Table 2.4 – Financial Assurance

Total Closure Financial Assurance Obligation to ADEM (3/27/12)	Total Post-Closure Financial Assurance Obligation to ADEM (3/27/12)	Total
$898,818	$497,002	$ 1,395,820

2.10 Site Visit and Interview

Not applicable - no site visit or facility interview were allowed as part of this investigation.

2.11 Regulatory Interview

Not applicable - no regulatory interview was allowed as part of this investigation.

2.12 Other Significant Items that are Unique to the site

- The facility is currently only allowed to accept waste from within Tuscaloosa County. A major modification with local approval would be required from ADEM to expand this service area.
- The Veolia Capital Expenditure and Closure / Post Closure cost projections appear to be under estimated.

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The increase in waste received in 2011 was a result of accepting large amounts of storm debris from the April 2011 tornadoes. The volume reports from 2011 are not indicative of typical waste volumes.

3 VEOLIA ES STAR RIDGE LANDFILL

3.1 General Site Description

The Veolia ES Star Ridge Landfill (Star Ridge) is located at 3301 Acmar Road, Moody, Alabama, in St. Clair County. Star Ridge is owned and operated by Veolia. The area around the facility is lightly populated and consists of a mixture of naturally wooded land and light residential areas. The site is bordered on the west and north by Big Black Creek, by Acmar Road on the east, and by residential properties on the south. A site location map, which provides an aerial view of the facility and identifies significant features, is included in Appendix B.

Star Ridge has a RCRA Subtitle D MSW landfill, a closed unlined sanitary landfill, a closed unlined C&D landfill, and a clay lined C&D landfill that is currently inactive. The site has a total permitted waste disposal footprint of 308.74 acres. It does not appear that the C&D unit is operating at this time, but at least one cell has been constructed on the site.

The property also houses an office building, a truck maintenance shop and fueling area.

An archeological buffer protects a site along Big Black Creek. The property lies on an old deep coal mine site. Old mine shafts are under the landfill footprint.

The owner also owns a small piece of land within two miles of the site that has occasionally been used as a borrow area of less than 5 acres.

3.2 Key Documents Reviewed

HHNT reviewed all environmental files available on the project DataSite as well as the past five years of files available on the Alabama Department of Environmental Management (ADEM) e-File Website. Any files not entered into the ADEM e-File Website or DataSite are unknown to HHNT, and were not reviewed. All findings in this investigation are derived from the files reviewed alone.

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3.3 Permits

3.3.1 Existing

Table 3.1—Existing Permits

Type of Permit / Number Issue Date Expiration Date

License

Solid Waste Permit 58-05 08/21/2007 10/02/2012

Air Quality Permit 410-0023 05/03/2011 11/14/2015

Storm Water Permit ALG160004 | 10/31/2011 | 01/31/2017

Solid Waste

Star Ridge currently operates under ADEM Solid Waste Permit No. 58-05, which was most recently modified on July 19, 2011. This permit is set to expire on October 2, 2012. A permit renewal was due to be filed by April 2, 2012; however, it is not known whether this renewal has been filed. The total permitted facility boundary is approximately 770 33 acres and the facility has a total permitted waste disposal footprint of 308.74 acres This 308.74 acre footprint consist of 200 16 acres of lined Subtitle D landfill, 5.32 acres of closed unlined C&D landfill, 76.92 acres of clay lined C&D landfill, and 26 34 acres of closed unlined sanitary landfill.

According to the Landfill Profile Sheet prepared by Golder, approximately 153 acres of MSW footprint remain to be constructed and approximately 47 acres of lined MSW footprint are constructed (Cells 1-7). There are no areas with permitted final closure on the lined landfill. The waste type accepted at this facility is municipal solid waste, including construction and demolition debris and special waste approved by ADEM.

There is also a separate clay lined C&D landfill that at one time had a small C&D cell constructed It does not appear that this portion of the facility is currently operating.

Star Ridge is limited to accept a maximum average daily volume of 1,500 tons per calendar day. If the daily volume exceeds 1,600 tons per day for two consecutive quarters, Star Ridge must modify the existing Solid Waste Permit and attain approval from the local governing body. The approved service area for Star Ridge is the State of Alabama.

The facility has been granted a variance to operate one permanent working face for MSW waste and one permanent working face for C&D debris, in addition, an extra MSW working face for temporary storage is allowed. Star Ridge has also been granted a variance to accept and utilizx non-hazardous soil and automobile shredder fluff as an alternate daily cover.

Local Approval.

A Settlement Agreement between the City of Moody and the Company (formally Acmar, then merged into Superior Star Ridge Landfill, Inc.) in April of 1999, imposes numerous local restrictions and requirements on Star Ridge. The Settlement Agreement, among other smaller restrictions, includes the following:

The landfill is obligated to pay a royalty fee based on a fully permitted and unappealable percentage reduction in the horizontal footprint of the landfill from the currently permitted horizontal footprint of 253.8 acres including, Cells 1 through 17 The fee will be calculated by the previously agreed terms set form in the settlement; however, the annual amount shall be no less than $50,000 until Star Ridge no longer disposes of municipal solid waste.

Star Ridge will pick up any litter, trash or other debris within 250 yards of the facility, including all access roads to the facility, on a weekly basis or in response to valid complaints concerning litter falling from trucks.

Star Ridge agrees not to accept waste directly or indirectly any hazardous or special waste from ILCO, Inc an EPA Superfund site in Leeds, Alabama, and from Fort McClellan in Anniston, Alabama arising from remediation of these facilities.

Star Ridge agrees not to accept waste directly or indirectly from outside Alabama.

Canterbury Subdivision Buffer—A berm must be constructed to establish a 40 foot high line of site soil berm planted with vegetation to act as a visual buffer within 10 years of landfill activity being within 400’ of the subdivision.

Star Ridge agrees to free City dumpster trash removal and compostable City pickup for the City Hall and the City Park of Moody

Construction Hours will cease at 7 pm in Winter and 8 pm in Summer.

Gravel leachate drainage material must be installed over the entire lined area

Air Quality

The facility currently operates under Title V Major Source Operating Permit No 410-0023, which was issued on May 3, 2011 and has an expiration date of November 14, 2015. The facility has an active landfill GCCS, which is currently operated voluntarily since the facility has not exceeded the 50 Megagram (Mg) per year of non-methane organic compounds (NMOC’s) threshold. The January 2011 NMOC Update Report- CY 2011 by Carlson Environmental Consultants (CEC), which utilized the site-specific NMOC concentration of 554 99 ppm as hexane, projected 2011 emissions to be 52.4 Mg As a result, site-specific NMOC Tier 2 testing was performed by CEC in July 2011, and. 3-3 the new site-specific NMOC concentration was calculated to be 132 ppm as hexane The “Annual NMOC Emission Update Report- CY 2012” submitted by CEC in January 2012, which utilized the new lower site-specific NMOC concentration, estimated that 2012 NMOC emissions would be 13 6 Mg and that emissions through calendar year 2016 would remain under the 50 Mg per year threshold.

A review of the facility’s Title V Semi-Annual Reports and Annual Compliance Certifications, which are required for by the facility’s Title V Permit, indicate that there has been only one permit violation during the period November 15, 2007 through December 31, 2011 This violation consisted of submitting the 2007 Annual Compliance Certification after the reporting deadline, and as a result, ADEM issued a NOV. No further action was taken by ADEM. Refer to Section 3.6 below for details on the facility’s gas system.

Storm Water

The site is currently covered for storm water discharges associated with industrial activities under the Alabama General NPDES Permit ALG 160004 Refer to Section 3.7.3 below for storm water sampling results.

3.3.2 Pending / Future / Expansion

Based on the documents reviewed, there does not appear to be any planned expansions at this facility.

3.4 Airspace and Soil Balance

3.4 1 Existing Airspace

Permitted Airspace MSW:

Based on the 2012 airspace memo prepared by Veolia, the permitted airspace in the lined MSW landfill is estimated at 43,922,940 cy. This is assumed to be MSW airspace since C&D does not appear to be reported.

It should be noted that prior volume reporting referenced a 2,800,000 cy reduction in permitted MSW airspace in order to comply with the Moody Settlement Agreement, and a future vertical separation to groundwater and rock requirement. This reduction is no longer being reported by Veolia. 3-4

Permitted Airspace C & D:

The C&D landfill airspace is no longer reported on the 2012 airspace memo; however, based on previous reports the permitted airspace in the clay lined C&D area was estimated to be approximately **11,300,000 cy.**

Remaining Permitted Airspace (MSW):

Based on the 2012 airspace memo prepared by Veolia, the remaining permitted airspace in the lined MSW landfill is estimated at **40,114,000 cy.** This is assumed to be MSW airspace since C&D does not appear to be reported.

Remaining Permitted Airspace (C&D):

The C&D landfill airspace is no longer reported on the 2012 airspace memo. The remaining permitted C&D airspace is therefore not known; however, it appears from aerial photos that very limited landfilling activities have occurred in the C&D landfill area.

Remaining Constructed Airspace (MSW):

Based on the 2012 airspace memo prepared by Veolia, the remaining constructed airspace in the lined MSW landfill is estimated at **1,357,900 CY.** This is assumed to be MSW airspace as C&D does not appear to be reported. It is unknown if "un-usable" airspace was subtracted off of this number.

Remaining Constructed Airspace (C&D):

The C&D landfill airspace is no longer reported on the 2012 airspace memo. The remaining constructed C&D airspace is therefore not known.

Volume Consumed Between Aerial Topographic Surveys:

It does not appear that the C&D landfill is operating, so no volume consumed is provided for this portion of the landfill.

The 2012 airspace memo provided by Veolia reports a volume consumed between January 21, 2011 to February 25, 2012 to be approximately **345,300 CY.** The calculated density between these dates is calculated to be 1,937 lbs/cy and includes settlement over the landfill. Projections going forward estimate density at 1,700 lbs/cy, which seem reasonable.

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Table 3.2 – Airspace Summary

Permitted Airspace MSW (Cubic yards)*	Permitted Airspace C&D (Cubic Yards)	Remaining Permitted Airspace MSW (2/25/12) (Cubic Yards)	Remaining Permitted Airspace C&D (Cubic Yards)	Remaining Constructed Airspace MSW (2/25/12) (Cubic Yards)	Remaining Constructed Airspace C&D (Cubic Yards)	Density (lbs/cy)
43,922,940 cy	11,300,000 cy	40,114,000 cy	Unknown	1,357,900 cy	Unknown	1,937 lbs/cy

* This includes the volume that may be reduced in the future for vertical separation as noted previously.

Soil Balance:

The Veolia Star Ridge Landfill data workbook reports soil needs in excess of 3,321,000 cy that are not available on site. In addition, the estimate appears to not include additional erosion control soil and tack on drainage berm soil needed for final cap preparation. This is estimated to be an additional 450,000 CY of soil.

Therefore the total soil needs for the site that is in excess of what the facility can supply is 3,790,000 CY for the MSW landfill.

The C&D soil balance is not known and has not been provided.

Table 3.3 – Soil Balance Summary - MSW

Operational cover soil including daily and intermediate cover (Cubic Yards)	Soil Liner (Cubic Yards)	Closure Cover soil including cap and tack on berms (Cubic Yards)	Soil cut after fill work is complete (Cubic Yards)	Total soil required for MSW
4,964,000 cy	261,000 cy	1,400,000 cy	2,835,000 cy	3,790,000 cy

The soil available does not include the cut soil from the C&D landfill since this is not known; however, the soil requirements for the C&D landfill are also not included here. The C&D landfill soil requirements are not known but assuming a 10,000,000 cy remaining capacity would be approximated as follows:

Table 3.4 – Soil Balance Summary – C&D

Operational cover soil including weekly and intermediate cover (Cubic Yards)	Soil Liner assuming 70 acres left to construct (Cubic Yards)	Closure Cover soil including cap and tack on berms (Cubic Yards)	Soil cut after fill work is complete (Cubic Yards)	Total soil required for C&D
800,000 cy	119,000 cy	325,000 cy	Unknown	Unknown

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3.4.2 Pending Future/Expansion

Based on the documents reviewed, there does not appear to be any planned expansions at this facility.

3.4.3 Tonnage Summary

The maximum approved waste volume for the facility is 1,500 tons per calendar day.

According to quarterly tonnage rates submitted to ADEM, the volume received for 2011 was 269,477 tons, which equates to approximately 738 tons per calendar day. The tonnage volume for 2010 was 260,120.9 tons.

3.5 Liner and Cover System

According to the facility's Solid Waste Permit, the liner system consists of a composite liner system consisting of 12" of 1 x 10^{-7} cm/sec compacted soil, a 60 mil HDPE geomembrane, an interstitial leak detection layer, a 60 mil HDPE geomembrane secondary liner. The base of the composite liner system shall be a minimum of 5' above the temporal fluctuation of the groundwater table. A gravel leachate collection system is required, according to the Moody Settlement Agreement.

The C&D landfill requires a 12" thick clay liner as part of the permit documents.

According to the facility's Solid Waste Permit, the final cover system must be in accordance with the approved application. The Design and Operation plans show an 18" thick soil liner layer, 40 mil HDPE or LLDPE liner in direct contact with the soil liner layer, a geocomposite drainage net, an 18" protective soil cover layer and 6" of a topsoil erosion layer capable of supporting vegetative cover. The C&D final cap system consists of an 18" soil liner and 6" of vegetative cover.

3.6 Gas System / Gas to Energy

A review of the 2010 greenhouse gas summary report indicates that the facility's GCCS is made up of 52 gas wells and a 1,800 standard cubic feet per minute (SCFM) flare. A June 2011 ADEM memo regarding the facility's annual inspection stated that the gas system also includes a compressor skid that is used for sending landfill gas (LFG) to Jenkins Brick Company (Jenkins) for use as fuel in Jenkins' kilns. The "2010 Annual Air Pollutant Emissions Inventory" by CEC stated that the facility partnered with Jenkins in 2006 and that the flare now acts as a secondary control option for when the facility is not sending LFG to Jenkins; however, the ADEM inspection memo stated that Jenkins has been closed since June 2009. The "Landfill Profile Sheet" by Golder stated that Jenkins was scheduled to restart their plant on March 15, 2012. The Sheet also stated that the

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project was registered on the Chicago Climate Exchange (CCX); however, since CCX closed, no more carbon credits are being received for the project.

A review of the 2010 Annual Air Pollutant Emissions Inventory by CEC stated that in 2010, the flare combusted approximately 756 SCFM of LFG. The 2010 greenhouse gas report summary indicated that the total amount of LFG collected in 2010 was 340,388,534 scf and the annual average methane concentration of the LFG was 49.1%. The report also indicated that the facility emitted 69,720 tons of carbon dioxide equivalents in 2010.

A pipeline connects the gas system to the Acme (Jenkins) brick plant that is owned and operated by Acme. Minimum payments are included in the agreement. A review of a February 2012 letter from Veolia to Acme Brick Company regarding LFG pricing indicates that the Tier 1 Price for 2012 is $0.346 and the Tier 2 price for 2012 is $0.691. According to the "Landfill Gas Purchase and Sale Agreement," dated October 1, 2004, the Tier 1 price is the price per million metric BTU (MMBTU) for the first 182,400 MMBTU's, and the Tier 2 price is the price per MMBTU for all MMBTU's in excess of the 182,400 MMBTU's. It is also stated that the Agreement is for 30 years starting October 1, 2004, with Jenkins Brick having the right to extend the 30 year term for two successive 10-year terms.

3.7 Environmental Monitoring

3.7.1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility consists of 12 groundwater monitoring wells, which are monitored on a semi-annual basis. A review of the Second Semi-Annual Groundwater Report of 2007 through the First Semi-Annual Groundwater Report of 2012 (with the exception of the First Semi-Annual Groundwater Report of 2008) indicates that metals, including beryllium, chromium, lead, nickel, selenium, silver, and vanadium, have been occasionally detected in groundwater monitoring wells at the facility. Other metals, including arsenic, barium, cobalt, copper and zinc, have been consistently detected in groundwater wells at the facility. One volatile organic compound, benzene, has been detected once in groundwater wells at the facility.

Of these detected parameters only arsenic, cobalt and silver have been occasionally detected above from their respective Preliminary Screening Value's (PSV's). Highland Technical Services, Inc. (HTSI) stated that arsenic, cobalt, and silver are naturally occurring in the formation underlying the facility and that these detects were not a result of a release from the facility.

A potential statistically significant increase (SSI) has been calculated for zinc. As a result of the potential SSI, an Alternate Source Demonstration (ASD) was performed. The ASD concluded that the high concentration of zinc could be attributed to suspended sediment

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in the samples, therefore invalidating the potential SSI. Potential SSI's have also been calculated for cobalt; however, HTSI stated that due to high background detection limits for cobalt during past sampling events, no historic data for cobalt existed and a SSI could not be confirmed.

The site has two historic coal mine shafts under the landfill. Design of the facility incorporates this into the construction. Construction on the facility requires review for settling in the future cell areas to ensure no geogrid is required.

3.7.2 Landfill Gas Probes

The methane monitoring network at the facility consists of 73 methane monitoring points, which are monitored on a quarterly basis. A review of quarterly methane reports from 2009 through 2011 indicates that methane has not been detected above the regulatory limit at any of the methane monitoring points.

3.7.3 Storm Water

The facility's storm water discharges are covered under the Alabama General NPDES Permit. The facility must sample their storm water and submit Discharge Monitoring Report's (DMR's) to ADEM on a semi-annual basis. A review of the facility's DMR's from 2007 through 2011 (with the exception of the second semi-annual 2010 DMR) indicates that there have been no exceedances of permitted limits.

3.7.4 Air and Landfill Gas

The Annual NMOC Emission Update Report- CY 2012 submitted by CEC in January 2012, which utilized the site-specific NMOC concentration, estimated that 2012 NMOC emissions would be 13.6 Mg and that emissions through calendar year 2016 would remain under the 50 Mg per year threshold.

3.7.5 Surface Water

The surface water monitoring network at the facility consists of two surface water sampling points. Results for both sampling points, which were being sampled quarterly, were included in the First Semi-Annual 2007, Second Semi-Annual 2008 and First Semi-Annual 2009 Groundwater Reports. A review of the reports indicates that barium was consistently detected in both surface water points. Lead was also detected during one of the quarterly monitoring events. Results were not included in groundwater reports from the Second Semi-Annual Groundwater Report of 2009 forward. It also appears that the surface water points were sampled voluntarily by HTSI during March 2011. Both points were sampled for Appendix B VOC's and metals along with BOD, COD, TSS and TDS. No Appendix B VOC's or metals were detected in either surface water point. The results were not compared to any set of established standards and it appears that the results were

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for internal use and were not submitted to ADEM. The facility is covered under and NPDES permit that requires inspections and monitoring.

3.7.6 Leachate

HTSI also voluntarily sampled leachate from one leachate sampling location in March 2011. Leachate was sampled for Appendix B VOC's and metals along with BOD, COD, TSS and TDS. The results were not compared to any set of established standards and it appears that sampling is for internal use and is not being submitted to ADEM.

3.8 Compliance History

A review of all available inspection, enforcement and compliance documents was conducted for Star Ridge from January 2007 to May 2012. Our review shows that since 2007 the subject facility has been issued the following NOV's and written warnings for compliance issues:

- In May 2007, a NOV was issued because the facility had failed to submit a permit renewal application. Upon receipt of the NOV, Veolia management submitted the proper documentation and filing fees.
- In 2010, ADEM Inspections on February 17, May 13, and September 8 noted several operational issues that required attention from the facility.
- A warning letter was issued on July 12, 2011 for failure to submit required monitoring reports and certifications from January 2009-May 2011. Site responded on July 18, 2011 with proper reports and certifications. No further correspondence on this issue was located in ADEM's file.

All other inspections at the facility have been acceptable and the facility is noted for being in good order on ADEM inspection forms, except as noted above. There appear to be no outstanding NOVs for Star Ridge.

3.9 Capital Expenditures and Closure / Post Closure Cost

Included as Appendix B is a comparison of recent assessments prepared by Veolia which predict site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable, and in those cases we have recommended alternative costs for modeling purposes.

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In this area of the United States, we have experienced similar type cell construction costs ranging from $325,000 to $425,000 depending on soil and rock volumes to move, and capping costs ranging from $140,000 to $170,000. In view of this, and as shown in the Appendix B summary, it is recommended that certain cost expectations should be increased.

Cell Construction:

Based on the airspace memo, the site currently has approximately 1,300,000 CY of available airspace constructed. Using the same projections as those listed in the Landfill Data Workbook, 900 tons/day (730 tons/day in 2010 and 1,111 tons/day in 2011), compaction ratio of 1,700 lbs/cy (1,900 lbs/cy in 2011 and 2,616 lbs/cy in 2010), and 286 operational days per year, the constructed airspace will last approximately 4 years from the latest aerial survey (2/25/2012) or until the first quarter in 2016. Therefore the next cell construction should be planned for late 2015.

The cell construction costs estimated by Veolia appear to be low considering that this facility has two FML liners to construct, large amounts of soil to move, retention ponds to construct with the next cells in the next 25 years, significant solid rock excavation, and clay liner locations that were not determined in the information provided. C&D cell construction is not included in any of the estimates provided.

Based on HHNT's experience, we revised the contingency on cell construction to 15 percent and revised unit prices on several items for higher soil placement and additional erosion control costs. The result was a cost to construct of $400,000 per acre. The cell construction schedule and costs are attached in the Appendix.

For purposes of this Report, the cell construction estimates are only taken out 25 years or life of site whichever is less. Cells to be constructed beyond 25 years are not included in the estimates.

Infrastructure construction associated with the cells is included in the cell construction costs. Other infrastructure construction projects in the next 25 years are detailed in the Appendix. These include modifications, gas system expansions, road maintenance, fencing, and landscaping.

Closure Construction:

According to the documents reviewed, this facility does not currently have areas with final cover installed on the lined MSW landfill or final cap on the currently permitted C&D landfill. The final cover system for the MSW landfill consists of 18" thick 1×10^{-5} cm/sec soil liner, 40 mil LLDPE, geocomposite drainage layer, and a 24" thick erosion and vegetative layer.

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The Landfill Data Workbook estimates that the site will be closed in 12 events over the next 134 years. In the next 25 years, three closure events are predicted and these were modeled in the same years as the Veolia estimate and the estimate in the Appendix.

The C&D landfill is not included in any of the estimates of cost. It is anticipated that no C&D landfill closure activities will occur in the next 25 years since this site is inactive.

Generally, the costs for closure estimated on the Veolia worksheets appear to be lower than that which would be expected knowing that some of the soil will have to purchased and transported to the site. Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent and increased the soil placement unit prices. In addition, additional costs were added to include the tack-on drainage berms and stormwater piping and outlets from the cap system which appeared to be underestimated previously. The result was a closure cost of $165,000 per acre in the last two events which is within the expected range for this region. The first closure event is estimated at approximately $212,000 per acre and generally matches the Veolia estimate. The closure construction schedule and costs are attached in the Appendix.

For purposes of this Report, the closure construction estimates are only taken out 25 years or life of site whichever is less. Closure projects to be constructed beyond 25 years are not included in the estimates.

MSW landfills are required to post financial assurance with ADEM. Veolia meets this requirement by providing a corporate guarantee.

Post Closure Care:

ADEM currently requires a 30 year post closure period for MSW landfills. It is estimated that the MSW facility will enter post closure care in 2144 and potentially complete the care period in 2174. The Veolia estimate was in the range of what is expected for this site. Leachate treatment costs were a major portion of the costs.

MSW landfills are required to post financial assurance with ADEM. Veolia meets this requirement by providing a corporate guarantee. C&D landfills in Alabama are not required to post financial assurance at this time.

Table 3.5 – Financial Assurance

Total Closure Financial Assurance Obligation to ADEM (3/27/12)	Total Post-Closure Financial Assurance Obligation to ADEM (3/27/12)	Total
$ 4,214,091	$ 1,611,769	$ 5,825,860

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3.10 Site Visit and Interview

Not applicable—no site visit or facility interview was allowed as part of this investigation.

3.11 Regulatory Interview

Not applicable—no regulatory interview was allowed as part of this investigation.

3.12 Other Significant Items that are Unique to the site.

The existing Solid Waste Permit is set to expire on October 2, 2012 and must be renewed by April 5, 2012.

The Jenkins Brick (Acme) contract for gas supply should be reviewed.

The identification of clay soils has not been provided.

Old historic deep coal mines under the site are evaluated on each cell construction project.

The Moody Settlement Agreement specifies several restrictions on the site.

The Veolia Capital Expenditure and Closure / Post Closure cost projections appear to be under estimated.

It is unclear if the soil for the Canterbury subdivision view is included in the soil balance. 3-13

4 VEOLIAES CEDAR HILL LANDFILL

4.1 General Site Description

The Veolia ES Cedar Hill Landfill (Cedar Hill) is located at 1319 No Business Creek Road, Ragland, Alabama in St Clair County. Cedar Hill is owned and operated by Veolia. The area around the facility is lightly populated and consists mostly of naturally wooded land with a small amount of rural residential areas. A site location map is included in Appendix C, which provides an aerial view of the facility and identifies significant features

Cedar Hill is a RCRA Subtitle D MSW landfill that has a permitted footprint of 320 23 acres and property acreage of approximately 788 acres. This site has a RCRA Subtitle D liner system and leachate collection system A portion of the lined facility piggy backs over an unlined sanitary landfill that operated from the mid 1970’s to approximately 1997. When completely constructed, the entire unlined landfill will be under the base liner of the Subtitle D MSW landfill.

Along the southeast side of the landfill, a geogrid reinforced 1(H): 1(V) wall has previously been installed.

There is a gas system under the Subtitle D liner system that removes gas from under the liner in addition to a gas system above the liner.

The property also houses a scalehouse and small maintenance building.

A large natural gas pipeline borders the landfill on the east of the site.

4 2 Key Documents Reviewed.

HHNT reviewed all environmental files available on the project DataSite as well as the past five years of files available on the Alabama Department of Environmental Management (ADEM) e-File Website. Any files not entered into the ADEM e-File Website or DataSite are unknown to HHNT, and were not reviewed. All findings in this investigation are derived from the files reviewed alone. 4-1

4.3 Permits

4.3.1 Existing

Table 4.1 – Existing Permits

Type of Permit / License	Number	Issue Date	Expiration Date
Solid Waste Permit	58-01	12/14/2011	12/28/2016
Storm Water Permit	ALG160084	10/31/2011	1/31/2017
Air Quality Permit	410-0028	5/3/2011	11/14/2015

Solid Waste

Cedar Hill is currently operating under Solid Waste Permit No. 58-01 (Permit), which was issued by ADEM on December 14, 2011. This Permit is currently set to expire on December 28, 2016. The permitted facility boundary is 787.75 acres, of which 320 acres are permitted for the disposal of waste. A portion of the lined facility piggy backs over the unlined sanitary landfill. The unlined facility has not received waste since approximately 1997.

The approved waste type accepted at this facility is municipal solid waste, including construction and demolition debris, wood boiler ash, and municipal solid waste ash. The Approved Service Area for Cedar Hill includes the following Alabama counties: (1) Calhoun; (2) Clay; (3) Etowah; (4) Shelby; (5) Jefferson; (6) Blount; (7) Talladega; (8) Marshall; and (9) St. Clair.

According to the "Landfill Profile Sheet" prepared by Golder, approximately 50 acres have been constructed, and approximately 270 acres remain to be constructed. There are no areas with permitted final closure. Currently, it is believed that Cells 1-6B have been constructed and have received waste.

The existing permitted facility includes a horizontal expansion that was approved by ADEM on September 24, 2010, increasing the permitted facility boundary from 420 acres to 787.75 acres, and increasing the permitted footprint from 214.25 acres to 320 acres. Another major modification was approved on December 14, 2011, to connect the liner systems from Cells 7 & 8 to Cells 4 &4A, adjusting the elevation of the cell delineation berm separating Cell 8 from Cell 6B and Cell 9 from Cells 6B and 6C, updating the detail of the leachate collection system trench, providing an alternate design for the leachate collection system, and revising the Operational Plans and CQA plans. The permitted expansion will impact wetlands and mitigation costs are being negotiated by Veolia.

Of particular note is that this facility is only permitted to receive 600 tons/calendar day. At that fill rate, the expansion far exceeds the airspace needed for a 50 year life of site model.

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Local Approval

A local approval document between St. Clair County and Resource Recovery Transfer and Transportation, Inc. from December 31, 1996, outlines agreed upon conditions for garbage collection and disposal. Among these conditions, the St. Clair County Commission will be paid a monthly host community fee of a maximum one dollar per ton of garbage disposed in the landfill. The original agreement expired on December 31, 1999; however, it is possible that the contract could be extended or renewed. It is unknown of the terms of this agreement are still in place.

The last documentation of local approval for this facility was in 2007, when Cedar Hill entered into a Local Agreement with St. Clair County for approval of expanding operations into the Soterra Tract, resulting in the subsequent horizontal expansion. A previous horizontal expansion, known as the western expansion, was abandoned when the Soterra Tract expansion was agreed to. Restrictions within that agreement include the following:

- The setbacks specified in that agreement will be met for waste disposal
- The setback areas can be used for other purposes as long as waste is not disposed in that area
- Subsequent modifications will require additional full local approval
- Ingress and egress will remain the same as it is now
- Litter and trash within 250 yards of the entrance will be policed
- Construction work will not be allowed past 7 pm in the winter and 8 pm in the summer

Air Quality

The facility currently operates under Title V Major Source Operating Permit No. 410-0028, which was most recently issued on May 3, 2011. The facility has an active landfill gas collection and control system (GCCS), which is currently operated voluntarily since the facility has not exceeded the 50 Megagrams (Mg) per year of non-methane organic compounds (NMOC's) threshold. A review of the May 2008 Tier 2 Sampling Protocol by Carlson Environmental Consultants (CEC) indicated that previous site-specific Tier 2 NMOC testing that took place in 2003 produced a site-specific NMOC concentration of 280 ppm as hexane. Per the facility's Title V Permit and federal regulations, the landfill was required to perform updated Tier 2 testing in 2008. The Tier 2 testing took place in June 2008 and a new site-specific NMOC concentration of 358.33 ppm as hexane was obtained. The facility must perform Tier 2 testing again in 2013. The "NMOC Update Report- CY 2012" by CEC, which utilized the updated 358.33 ppm as hexane NMOC concentration, estimated that the 2012 NMOC generation rate will be 27.8 Mg and that emissions through 2016 will remain under the 50 Mg per year threshold.

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A review of the facility’s Annual Compliance Certifications and Title V Semi-Annual Reports, which are both required per the facility’s Title V Permit, indicate that there has been only one permit violation during the period of November 15, 2007 through December 31, 2011. The violation consisted of submitting the 2007 Annual Compliance Certification after the reporting deadline As a result, ADEM issued a NOV No further action was taken by ADEM. Refer to Section 4.6 below for details on the facility’s gas system.

Storm Water The site is currently covered for storm water discharges associated with industrial activities under the Alabama General NPDES Permit ALG 160084. The site has three permitted discharge locations Refer to Section 4.7.3 below for storm water sampling results. 4.3.2 Pending / Future / Expansion Based on the documents reviewed, there does not appear to be any planned expansions at this facility. 4.4 Airspace and Soil Balance 4.4.1 Existing Airspace The airspace documentation provided for this facility was reviewed and is summarized below: Permitted Airspace MSW: Based on the 2012 airspace memo prepared by Veolia, the permitted airspace in the lined MSW landfill is estimated at 69,927,255 CY. The permit drawings show that this airspace would require some rock excavation. The quantity of rock excavation is not known. Remaining Permitted Airspace (MSW): Based on the 2012 airspace memo prepared by Veolia, the remaining permitted airspace in the lined MSW landfill is estimated at 65,417,800 CY. Remaining Constructed Airspace (MSW): Based on the 2012 airspace memo prepared by Veolia, the remaining constructed airspace in the lined MSW landfill is estimated at 1,918,000 CY. It is unknown if “un-usable” airspace 4-4 was subtracted off of this number. However this number is based on Cell 6B being constructed which is planned for 2012.

Volume Consumed Between Aerial Topographic Surveys:

The 2012 airspace memo provided by Veolia reports a volume consumed between January 21, 2011 to February 3, 2012 to be approximately **169,500 CY.** The calculated density between these dates is calculated to be 2,183 lbs/cy and includes settlement over the landfill. Projections going forward estimate density at 1,600 lbs/cy which seem reasonable.

Table 4.2 – Airspace Summary

Permitted Airspace MSW (Cubic yards)	Remaining Permitted Airspace MSW (2/3/12) (Cubic Yards)	Remaining Constructed Airspace MSW (2/3/12) (Cubic Yards)	Density (lbs/cy)
69,927,255 cy	65,417,800 cy	1,918,000 cy	2,183 lbs/cy

Soil Balance:

The Veolia Cedar Hill Landfill data workbook reports soil needs of nearly 2,000,000 CY that are not available in future cell areas. In addition, the estimate appears to not include additional erosion control soil and tack on drainage berm soil needed for final cap preparation and appears to have a spreadsheet error. The additional soil not included is nearly 2,000,000 CY as well.

Therefore the total soil needs for the site that is in excess of what the facility can supply is 4,000,000 CY for the entire 65,000,000 CY MSW landfill. If the facility does not require entire build out, it is assumed that future cell areas can be converted to borrow pits that can satisfy the soil needs of a 25 year life of site.

Table 4.3 – Soil Balance Summary - MSW

Operational cover soil including daily and intermediate cover (Cubic Yards)	Soil Liner (Cubic Yards)	Closure Cover soil including cap and tack on berms (Cubic Yards)	Soil cut after fill work is complete (Cubic Yards)	Total soil required for MSW
7,900,000 cy	460,000 cy	1,680,000 cy	6,040,000 cy	4,000,000 cy

4.4.2 Pending Future/Expansion

Based on the documents reviewed, there does not appear to be any planned expansions at this facility.

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4.4.3 Tonnage Summary

The maximum approved waste volume for the facility is 600 tons per day. If the daily volume exceeds 700 tons per day for two consecutive quarters, Cedar Hill must modify the existing Solid Waste Permit and obtain approval from the local governing body. According to quarterly tonnage rates submitted to ADEM, the tonnage volume for 2011 was 177,519 tons, which equates to approximately 488 tons per calendar day.

4.5 Liner and Cover System

According to the facility's Solid Waste Permit for the MSW disposal area, the liner system consists of composite liner system consisting of 2' thick of 1 x 10^{-7} cm/sec compacted soil, a 60 mil HDPE geomembrane, 16 oz non-woven geotextile fabric, 12 inch thick drainage layer with a minimum hydraulic conductivity of 1 x 10^{-2} cm/sec.

Additionally, the facility has an alternate liner system approved consisting of 12 inch thick of 1 x 10^{-5} cm/sec compacted soil, geosynthetic clay liner, a 60 mil HDPE geomembrane, 16 oz non-woven geotextile fabric, 12 inch thick drainage layer with a minimum hydraulic conductivity of 1 x 10^{-2} cm/sec. The base of the composite liner system shall be a minimum of five (5) feet above the temporal fluctuation of the groundwater table.

The final cover system for the MSW disposal area consist of an 18" infiltration layer, 40 mil HDPE or LDPE liner in direct contact with the infiltration layer, geocomposite drainage new, an 18" protective soil cover layer and 6" of a topsoil erosion layer capable of supporting vegetative cover. The facility has been granted a variance to allow the final slope of the existing landfill not to exceed 3(H):1(V) on the initially permitted area. The maximum final grade of the expansion area will not exceed 4(H):1(V).

4.6 Gas System / Gas to Energy

A review of the 2010 greenhouse gas summary report indicates that as of September 13, 2011, the facility's GCCS consisted of 39 gas wells and an 1,800 standard cubic feet per minute (scfm) flare. It also indicated that total landfill gas (LFG) flow in 2010 was 576,018,161scfm and that the average methane concentration of the LFG was 47.9%. The 2010 Emissions Estimates by CEC submitted in June 2011 stated that the average LFG flow rate in 2010 was 1,060 scfm. The greenhouse gas summary report also stated that the facility emitted 64,050 metric tons of carbon dioxide equivalents in 2010.

A July 2009 memo from ADEM regarding an annual inspection stated that the facility was attempting to set up a gas to energy project with a second party; however, no construction dates had been set. However, the "Landfill Profile Sheet" prepared by Golder stated that there is no renewable energy system currently in place at the facility. Other documentation provided listed that APEX Power Services submitted a proposal on

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behalf of Veolia and VES in response to a Mississippi Power RFP for renewable energy in November 2011. A response on this proposal was expected in February 2012. It is unknown if a response has been received to date.

4.7 Environmental Monitoring

4.7.1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility consists of seven groundwater monitoring wells which are monitored on a semi-annual basis in March and September. Several metals including antimony, arsenic, barium, beryllium, cobalt, copper, lead, mercury, selenium, vanadium and zinc have been detected in groundwater wells at the facility; most of which have been detected above their respective Preliminary Screening Values (PSV's) if one has been established. Arsenic has regularly been detected above its PSV at the facility and Highland Technical Services, Inc. (HTSI) has stated that since arsenic is naturally occurring in the vicinity of the landfill and since it has been detected in the upgradient well, detects should not be attributed to the landfill.

Potentially statistically significant increases (SSI's) have been calculated for cobalt, barium, beryllium, nickel, zinc and cis-1,2-dichloroethene. HTSI stated that potential SSI's for barium, beryllium, nickel and zinc could be attributed to an alternate source, suspended sediment in the samples. HTSI also stated that earlier detection limits for cobalt were higher than the current detection limits and therefore a SSI cannot be confirmed.

As a result of the calculated potential SSI for cis-1-2,dichloroethene in well GWC-4R, an Alternate Source Demonstration (ASD) was submitted by Veolia to ADEM in February 2011. The letter concluded that the detects should be attributed to landfill gas in the well and that the facility planned to update its landfill gas system in 2011 in order to correct the problem. ADEM responded to the ASD letter and stated they would evaluate future reports in order to determine the effectiveness of updates to the landfill gas system. ADEM also stated that if volatile organic compounds continue to be detected after updates had been made, the facility may be required to enter into Assessment Monitoring. In an internal memo dated October 2011, ADEM recommended that the site enter into assessment monitoring due to metal detections and the cis-1,2-dichloroethene detections.

4.7.2 Landfill Gas Probes

The methane monitoring network currently consists of 42 monitoring points including 28 methane monitoring points, 7 groundwater monitoring wells, 5 pond locations and 2 structures. Methane has not been detected in any methane monitoring point above the regulatory limits since the 4th Quarter 2010 when it was detected in groundwater well GWC-4R. Methane was also detected in groundwater well GWC-4R above the regulatory

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limits during the 4th Quarter 2008, the 2nd Quarter 2008, and 3rd Quarter 2007 methane monitoring events.

Veolia has stated that the landfill gas detected in well GWC-4R has contributed to the VOC detects in this well. Veolia has stated that they planned on updating the gas system in order to correct the problem.

4.7.3	Storm Water

The facility’s storm water discharges are covered under the Alabama General NPDES Permit. The facility must sample their storm water and submit Discharge Monitoring Reports (DMR’s) to ADEM on a semi-annual basis. A review of the facility’s DMR’s from 2007 until present indicates that there have been no exceedances of permitted limits.

4.7.4	Air and Landfill Gas

The NMOC Update Report- CY 2012 by CEC, which utilized the site specific 358 33 ppm as hexane NMOC concentration, estimated that the 2012 NMOC generation rate will be 27 8 Mg and that emissions through 2016 will remain under the 50 Mg per year threshold

4.7.5	Surface Water

The facility has three surface water monitoring points, which were sampled voluntarily by Veolia during March and September of 2011. During both sampling events, surface water was sampled for Appendix C VOC’s and metals along with BOD, COD, TSS and TDS. During the March sampling event, barium was detected in SWC-1. During the September sampling event acetone, 2-butanone (MEK) and barium were detected in SWC-3. Based on the documents reviewed, it appears that these results were not compared to any set of established standards and it appears that sampling is for internal use and is not being submitted to ADEM.

4.7.6	Leachate

Veolia also voluntarily sampled leachate from one leachate sampling location in March, July and September 2011. During the March event, leachate was sampled for Appendix C VOC’s and metals along with BOD, COD, TSS and TDS During the August and September sampling events leachate was sampled for pH, COD, CBOD, alkalinity, TKN and ammonia. Based on the documents reviewed, it appears that these results were not compared to any set of established standards and it appears that sampling is for internal use and is not being submitted to ADEM.

Leachate disposal costs are noted in the material available for review as being high and in the vicinity of $0 14/gallon. As such, a leachate wetland treatment system has been

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proposed and is believed to be in the process of permitting at this time to reduce the costs of leachate treatment. The status of this permit application is currently unknown.

4.8 Compliance History

A review of available inspection, enforcement and compliance documents was conducted for Cedar Hill from January 2007 to May 2012. Our review shows that since 2007 the subject facility has been issued the following NOV's and written warnings for compliance issues:

- On April 16, 2008, a NOV was issued for the disposal of unauthorized waste from the U.S. Anniston Army Depot because this waste stream may have come in contact with a listed hazardous waste. Cedar Hill responded to the complaint, and there appears to have been no further action on this issue.
- On February 10, 2011 the facility was issued a warning letter by ADEM for exceeding the daily maximum average tonnage allowed for the 4th quarter of 2010. No further documentation on this issue was located.
- On March 7, 2011, a NOV was issued for accepting hazardous waste from an Alabama Department of Transportation bypass project. The waste was determined to contain lead at a concentration of 5.02 ppm, which was above the acceptable level of 5.00 ppm. The site provided a full explanation of the situation to ADEM on April 25, 2011. ADEM did not rescind the NOV in its final decision on May 3, 2011. The site was warned that "Failure to properly restrict waste streams in the future may result in further enforcement action". This was the conclusion of the situation, as no further action has been uncovered in the course of this investigation.
- New scales were recently installed after the previous scales were "red-tagged" in November 2011.

All other inspections at the facility have been acceptable and the facility is noted for being in good order on most ADEM inspection forms. There appears to be no outstanding NOVs at Cedar Hill Landfill.

4.9 Capital Expenditures and Closure / Post Closure Cost

Included as Appendix C is a comparison of recent assessments prepared by Veolia which predict site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound with the exception of some incorrect airspace gained by cell numbers which have been corrected. In some

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cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced similar type cell construction costs ranging from $325,000 to $425,000 depending on soil and rock volumes to move and capping costs ranging from $140,000 to $170,000. In view of this, and as shown in the Appendix C summary, it is recommended that certain cost expectations should be increased.

Cell Construction:

Based on the airspace memo, the site currently has approximately 1,918,00 CY of available airspace constructed. Using the same projections as those listed in the Landfill Data Workbook, 750 tons/day (722 tons/day in 2010 and 620 tons/day in 2011), compaction ratio of 1,600 lbs/cy (1,735 lbs/cy in 2010 and 2,183 lbs/cy in 2011), and 286 operational days per year, the constructed airspace will last approximately 6 years from the latest aerial survey (2/25/2012) or until the second quarter of 2018. Therefore the next cell construction should be planned for early 2018. This is all based on Cell 6B coming on-line in 2012. The current status of construction is not known.

The cell construction costs estimated by Veolia appear to be low considering that this facility has large amounts of soil to move, retention ponds to construct, rock to excavate, and geosynthetic clay liner to install.

Based on HHNT's experience, we revised the contingency on cell construction to 15 percent and revised unit prices on several items for higher soil placement, additional erosion control, higher leachate pipe and system costs. The result was a cost to construct of $380,000 per acre. The cell construction schedule and costs are attached in the Appendix.

For purposes of this Report, the cell construction estimates are only taken out 25 years or life of site whichever is less. Cells to be constructed beyond 25 years are not included in the estimates.

Infrastructure construction associated with the cells is included in the cell construction costs. Other infrastructure construction projects in the next 25 years are detailed in the Appendix. These include modifications, gas system expansions, road maintenance, fencing, landscaping, wetland mitigation credit purchase, leachate tanks, replacement scales, and groundwater wells.

Closure Construction:

According to the documents reviewed, this facility does not currently have areas with final cover installed on the lined MSW. The final cover system for the MSW landfill

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consists of a 12" thick $1x10^{-5}$ cm/sec soil liner, 40 mil LLDPE, a geocomposite drainage layer, a 24" thick erosion and vegetative layer.

The Landfill Data Workbook estimates that the site will be closed in 12 events over the next 200 plus years. In the next 25 years, three closure events are predicted and these were modeled in the same years as the Veolia estimate and the estimate in the Appendix.

Generally, the costs for closure estimated on the Veolia worksheets appear to be lower than that which would be expected. Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent and the soil placement unit prices, grassing unit prices, mobilization unit prices and increasing the amount of erosion control. In addition, additional cost was added to include the tack on drainage berms and storm water piping and outlets from the cap system which appeared to be underestimated previously. The result was a closure cost of $165,000 per acre in the closure events which is within the expected range for this region. The closure construction schedule and costs are attached in the Appendix.

For purposes of this Report, the closure construction estimates are only taken out 25 years or life of site whichever is less. Closure projects to be constructed beyond 25 years are not included in the estimates.

MSW landfills are required to post financial assurance with ADEM. Veolia meets this requirement by providing a corporate guarantee.

Post Closure Care:

ADEM currently requires a 30 year post closure period. Veolia elected to use a 50 year life of landfill model rather than the true life of landfill which is substantially longer. Using that assumption, it is estimated that this facility will enter post closure care in 2064 and potentially exit the care period in 2094. However the life of the landfill is much longer and would extend over 200 years if filled at the rate of fill listed previously.

MSW landfills are required to post financial assurance with ADEM. Veolia meets this requirement by providing a corporate guarantee.

Table 4.4 – Financial Assurance

Total Closure Financial Assurance Obligation to ADEM (3/27/12)	Total Post-Closure Financial Assurance Obligation to ADEM (3/27/12)	Total
$3,797,804	$1,143,079	$ 4,940,883

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4.10 Site Visit and Interview

Not applicable—no site visit or facility interview was allowed as part of this investigation.

4.11 Regulatory Interview

Not applicable—no regulatory interview was allowed as part of this investigation.

4.12	Other Significant Items that are Unique to the site

Veolia ES Cedar Hill Landfill has been issued a NOV in the past year for accepting hazardous waste.

ADEM is currently considering requiring the facility to initiate assessment monitoring for the presence of low level VOC hits.

At one time, Petronova (a mineral company) had rights to the natural gas and other minerals under the Soterra Expansion area As such, it is believed that there may have been agreement between Veolia and Petronova that outlined the conditions and any restrictions and time frames for landfill expansion or access to the Petronova wells in this area This agreement should be obtained and reviewed Test wells were installed on the Soterra tract and it is not known what the status of these are A water treatment pond that was planned for this activity can be seen as constructed on the most recent aerial.

Rock excavation is required for construction of future cells In order to reduce cost, rock excavation can be removed and airspace lost at a savings to cell construction projects as desired by the owner.

The remaining construction cost on Cell 6B is not known and should be included in models.

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5 VEOLIA ES TAYLOR COUNTY LANDFILL

5.1 General Site Description

The Veolia ES Taylor County Landfill (Taylor County LF) is located at 208 Southern States Road, Mauk, Georgia in Taylor County. Taylor County LF is operated by Veolia; however, the property is leased. The area around the facility is lightly populated and consists mostly of naturally wooded land or agricultural land. A site location map is included in Appendix D, which provides an aerial view of the facility and identifies significant features.

Taylor County LF is a MSW Landfill with a RCRA Subtitle D liner system and has a permitted footprint of 277 acres. In addition to the MSW Landfill, there is also a rail transfer station and an unconstructed "Coal Combustion Residuals Disposal Area." According to data obtained from the Federal Railroad Administration, the rail serving the transfer station is a short line rail that is linked to the CSX Rail mainline.

The facility is located in a significant groundwater recharge area.

The property also houses a scalehouse, maintenance shop and a landfill gas-to-energy facility with flare. An operating gas system collects landfill gas on the site. In addition, the landfill is approved for and operates a waste solidification pit inside the landfill liner system.

5.2 Key Documents Reviewed

HHNT reviewed all environmental files available on the project DataSite as well as the past five years of files available from the Georgia Environmental Protection Division (Georgia EPD). Any files not entered into the DataSite or not available from Georgia EPD are unknown to HHNT and were not reviewed. All findings in this investigation are derived from the files reviewed and information obtained during a site visit alone.

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5.3 Permits

5.3.1 Existing

Table 5.1 – Existing Permits

Type of Permit / License	Number	Issue Date	Expiration Date
Solid Waste Permit	133-003D(SL)	12/19/2007	N/A
Storm Water Permit	GAR000000	8/1/2006	6/1/2012 (It is unknown if renewal was filed)
Air Quality Permit	4953-269-0014-V-03-1	11/13/2007	8/18/011 (Renewal filed in February 2011)
Rail Transfer Station Permit	PBR-133-03TS	2/15/2008	N/A

Solid Waste

Taylor County LF is currently operating under Solid Waste Handling Permit No. 133-003D(SL), which was issued on December 19, 2007. Permits issued in the State of Georgia are for the life of site. The facility is approved to accept municipal solid waste, including construction and demolition debris, contaminated soils and ash. The permit does not place tonnage restrictions, nor does it specify a service area restriction on the facility.

According to the facility's Design and Operation Plans dated August 20, 2009, the constructed waste footprint of the site is 146 acres and approximately 34 acres have been closed. The site is permitted to have 25 cells, totaling approximately 277 acres. Cells 1-13 are constructed with composite liner systems. Cells 1 and 2 were constructed with composite liner systems prior to Subtitle D regulations.

Georgia EPD recently approved a minor modification on August 18, 2011, to allow for a one year pilot project at the site to produce coal combustion ash and biosolid blends to be used as a soil amendment for intermediate landfill cover. At the time of the site inspection this was not being performed.

Taylor County LF submitted a minor modification on December 29, 2011, to construct and operate a leachate treatment wetland system. Georgia EPD has issued two Notice of Deficiencies to request additional information, and it appears that this minor modification is still currently under review by Georgia EPD. Based on the site interview, the leachate treatment system was to treat leachate on-site and then allow it to be spray irrigated to the slopes to assist in vegetative grass growth.

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Recent applicable modifications to the permit include a leachate treatment system to treat Ieachate and land apply it over the lined area It does not appear that this was ever constructed.

A separate modification improved the Coal Combustion Residuals (CCR) mono-fill unit to be constructed to Subtitle D liner standards The construction of this mono-fill has also not commenced.

In addition to the Landfill’s Solid Waste Permit, the Rail Transfer Station has coverage under Permit-by-Rule PBR-133-03-TS, which was issued on February 15, 2008.

Local Approval

During the site interview, the landfill operator noted that all royalties and host agreements in place totaled about $3 75/ton; however, this varied depending on how many out-of-state tons were received

We understand this includes payments to the land lease holder, the State of Georgia, Taylor County LF and Environmental Synergies (Brenda Head).

Initially, the landfill was permitted on a lease agreement whereby the land owner received a payment (royalty) per ton for disposal To our knowledge, this royalty is still in place Based on information provided by KMPG, it appears that this agreement is for $0 95/ton for waste from the state of Georgia and 126% of that rate from waste outside of the state of Georgia, with a minimum floor of 135,000 tons The agreement also states that the company must pay 25% royalty of total consideration for landfill gas The state of Georgia requires a fee per ton of approximately $0 75 / ton and is based on a time schedule.

The local host fee negotiated with the Taylor County Board of Commissioners on October 15, 1997, is $0 50 per ton plus an annual C P I, adjustment. The agreement between Taylor County LF (formerly Southern States) and the Taylor County Board of Commissioners from 1987 grants the right for Southern States to transport or deposit refuse to the landfill from sources both within and from outside of Taylor County The Taylor County Board of Commissioners also grants the consent for operations of the landfill in the 1987 agreement.

Taylor County LF agreed that during the Term (35 years from the commencement date of 1/5/90) it shall not charge Taylor County Board of Commissioners, the City of Butler, Georgia or the City of Reynolds Georgia, or the residents of such government entities for the deposit of residential waste in the landfill, which waste has a source within the city limits of the City of Reynolds, the City of Butler, or the unincorporated areas of Taylor County The same stipulations for waste disposal apply to commercial waste is excluded

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from this agreement. Commercial waste which comes from a manufacturing or industrial source is excluded from this agreement.

Taylor County LF agreed to use good faith efforts in an attempt to secure qualified personnel who are residents of Taylor County in order to fill at least half of the personnel positions which are necessary for the operations of the landfill, and to secure supplies and services for the operation of the landfill from sources within Taylor County.

Southern States agreed that in the event it engages in the sale of methane gas derived from the landfill, it shall, on an annual basis, pay to the Taylor County Board of Commissioners 25% of all profits from selling the methane. Any consumption of the methane by Taylor County LF (other than gas flares affected for safety reasons) shall be deemed a sale by Taylor County LF at a per unit net profit equal to the average unit net profit realized by Taylor County LF from the sale of methane gas to third parties. If there are no third party sales, per unit caused will be determined through an agreement between Taylor County LF and the Taylor County Board of Commissioners.

Veolia recently settled a lawsuit filed against Environmental Synergies (Brenda Head) to declare a 1994 agreement on the payment of royalty fees invalid. On April 23, 2012, both parties reached a settlement that included $220,787 in escrow, a 1st Quarter 2012 royalty payment of $50,000, and $50,000 per quarter payment for the next 36 quarters.

Air Quality

The facility currently operates under Title V Permit No. 4953-269-0014-V-03-1. The Permit expired on August 18, 2011 and the facility filed a permit renewal application in February 2011. The facility has an active landfill gas collection and control system (GCCS), which is required as the facility has exceeded the 50 Megagrams (Mg) per year of non-methane organic compounds (NMOC's) threshold.

A review of the facility's Annual Compliance Certification (ACC) for the 2011 calendar year, which is required per the facility's Title V Permit, indicates that there were 59 instances of deviations from the Equipment Federal Rule Standards listed in the facility's Title V Permit in 2011. A review of the Startup, Shutdown, Malfunction (SSM) Semi-Annual Reports for 2011, which are also required per the facility's Title V Permit, indicates that the 59 deviations include six instances of positive well pressure at gas wells, one instance of high temperature at a gas well, 38 instances of high oxygen concentrations in gas wells, one instance of a high surface methane concentration and 13 instances when the flare and internal combustion engines were offline (for a period exceeding one hour) for a total of 91 hours.

The SSM for July through December 2011 stated that there were wellhead oxygen concentration exceedances in three separate gas wells, the exceedances were not corrected within 15 days and an alternative timeline for correcting the exceedances was

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not submitted to Georgia EPD and an expansion of the system for the wells was not completed within 120 days of the exceedance

The ACC also stated that during the first semi-annual period of 2011, there were three more exceedances of permit conditions; however, the ACC does not state exactly what the causes of the deviations were The ACC also indicated that an NOV was issued in March 2011 in relation to the submittal of the 2010 ACC According to the noncompliance summary in the data room, a revised ACC was submitted to Georgia EPD in April 2011 and no further action is required

Storm Water

According to Georgia EPD’s list of currently permitted facilities, Taylor County LF was covered for storm water discharges associated with industrial activities under the General NPDES Storm Water Permit GAR000000... However, this General Permit has recently expired and the facility is required to submit a new Notice of Intent to renew cover under the new NPDES Industrial General Permit, GAR050000, by June 30, 2012 It is unknown if this NOT has been submitted to renew coverage Refer to Section 5.7.3 below for storm water sampling results.

5.3.2 Pending / Future / Expansion

Based on the information reviewed, there does not appear to be any planned expansions at this facility

5.4 Airspace and Soil Balance

5.4.1 Existing Airspace.

The airspace documentation provided for this facility was reviewed and is summarized below:

Permitted Airspace;

Based on the 2012 airspace memo prepared by Veolia, the permitted airspace in the lined MSW landfill is estimated at 63,885,299 CY.

It is unclear if this includes the CCR mono-fill airspace but it is believed that it does The amount of CCR mono-fill airspace is not known 5-5

Remaining Permitted Airspace (MSW):

Based on the 2012 airspace memo prepared by Veolia, the remaining permitted airspace in the lined MSW landfill is estimated at **45,215,000 CY.** This is just for MSW cells 1-25 and does not include the CCR mono-fill.

Remaining Constructed Airspace (MSW):

Based on the 2012 airspace memo prepared by Veolia, the remaining constructed airspace in the lined MSW landfill is estimated at **1,936,000 CY.** If only the volume on the plateau is used and slope volumes are ignored approximately **825,000 CY** remain. The north slope of Cell 13 is too steep and approximately 225,000 CY of waste are overfilled. This can be corrected when Cell 14 is constructed.

Volume Consumed Between Aerial Topographic Surveys:

The 2012 airspace memo provided by Veolia reports a volume consumed between January 21, 2011 to March 5, 2012 to be approximately **665,100 CY.** The calculated density in this time is calculated to be 1,822 lbs/cy and includes settlement over the landfill. Projections by Veolia going forward estimate density at 1,600 lbs/cy, which seem reasonable.

Table 5.2 – Airspace Summary

Permitted Airspace (Cubic yards)	Remaining Permitted Airspace MSW (3/5/12) (Cubic Yards)	Remaining Constructed Airspace MSW (3/5/12) (Cubic Yards)	Density (lbs/cy)
63,885,299 cy	45,215,000 cy	1,936,000 cy (825,000 cy if slope volume is ignored)	1,822 lbs/cy

Soil Balance:

The Veolia Taylor County LF data workbook reports a soil surplus of 785,000 CY that is available in future cell areas. The estimate appears to not include additional erosion control soil and tack on drainage berm soil needed for final cap preparation or the soil required for the protective cover system. The additional soil not included is over 1,000,000 CY. Therefore, HHNT estimates a soil deficit of approximately 1,600,000 CY, and additional clay and topsoil will be needed for construction and proper operation.

It appears that the land owner has purchased land around the site and this land may be used with land owner permission for soil borrow, and most likely some financial arrangement is in place. The site appears to be in need of clay and topsoil as adequate resources do not appear to be on-site. The soil reserves at the CCR mono-fill area have not been investigated as part of this evaluation.

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Table 5. 3—Soil Balance Summary -MSW

Operational Soil Liner Protective Closure Cover Soil cut after Total soil cover soil (Cubic Cover Soil soil including fill work is required for including daily Yards) (Cubic Yards) cap and tack complete MSW and intermediate on berms (Cubic Yards)

cover (Cubic (Cubic Yards)

Yards) “6,800,000 cy 450,000 cy 450,000 cy l,700,Q00cy “ 7,800,000 cy l,600,000“cy 5..4.2 Pending Future/Expansion

Based on the information reviewed, there does not appear to be any planned expansions at this facility The CCR disposal unit has not been constructed and could possibly serve as a source of income that is currently not realized 5.4.3 Tonnage Summary

According to the quarterly volume reports submitted to Georgia EPD, the site received 575,161 tons of waste in 2011 (2,011 tons per operational day), 483,141 tons of waste in 2010 (1 689 tons per operational day) and 435,728 tons (1,523 tons per operational day) of waste in 2009.

The site has service by rail and receives waste from several out of state locations including Orange County and Jacksonville (Florida), Suffolk and Bronx (New York), Somerset and Middlesex (New Jersey), Hampton (South Carolina) and Bradley County (Tennessee) Currently the facility is accepting stabilized sanitary sewer sludge from New Jersey and rail road repair debris from CSX.

According to tonnage reports the rail is currently used to receive waste The rail has periods of high activity and at other times extremely low activity.

There is no permitted tonnage limitation at this facility.

There are several rail agreements that are in-place regarding operating conditions of the rail, including turn times and level of cleanliness on rail cars that the new owner should be made aware of. It should also be noted that there has been some discussion with the rail company that the rail spur yard is on a 3 5% grade; this is too steep and should be flattened, resulting in future construction costs This estimated cost is budgeted for in the Veolia model.

5. 5 Liner and Cover System

According to the approved Design and Operation Plan dated January 2004, the approved liner system at Taylor County LF consists of 24 inches of low permeability soil liner (less than 1 x 10-7 cm/sec), 60 mil HOPE liner, and 24 inches of protective cover (less than 2 x I0-3 cm/sec). Additionally, the facility has an alternate liner system approved, which consists of 24 inches of low permeability soil liner (less than 1 x 10-5 cm/sec), reinforced geosynthetic clay liner, 60 mil HDPE liner, and 24 inches of protective cover (less than 2 x 10-3 cm/sec). Clay reserves on the site are very limited and finding clay for cell construction is an item that must be addressed before each cell project.

The approved closure cover system at Taylor County consists of 12 inches of intermediate soil cover, 18 inch infiltration layer (less than 1 x 10-5 cm/sec), 40 mil flexible membrane liner, geocomposite geonet drainage layer, 18” of protective cover and 6” of topsoil. 5.6 Gas System / Gas to Energy

A review of the 2010 greenhouse gas report indicates that the facility has a 4,500 standard cubic feet per minute (SCFM) flare and 90 gas extraction wells The flare is operated by the Taylor County LF A review of the facility’s Title V Permit indicates that landfill gas (LFG) that is generated at the landfill is transferred to the Taylor County LF Gas to Energy (LFGTE) Power Station, which is located adjacent to the landfill and is owned by Energy Developments, Inc The Title V Permit also states that the power station is entirely dependent on the landfill for fuel and for Title V purposes, both sites are considered to be one source; however, the power station is operated under a separate Title V Permit, No 4911-269-0016-V-02-2 It is also stated that the power station may operate up to eight internal combustion (IC) engines and that the landfill flare acts as a backup control device for when LFG is not being transferred to the power station.

A review of the landfill’s Title V Renewal Application dated February 2011 stated that records for calendar year 2010 indicate that 73 7% of the LFG that was generated at the landfill was combusted in the flare and the remainder was combusted in the IC engines at the power station The “Landfill Profile Sheet” by Golder stated that 8 48 megawatts (MW) of power are generated by the landfill gas to energy project.

The “Landfill Profile Sheet” by Golder also indicates that the average gas flow in 2011 was 2,270 scfm. The 2010 greenhouse gas report summary indicates that total LFG flow in 2010 was 1,339,501,984 scf and the average methane concentration of the LFG was 54 15% The summary also indicates that the facility emitted a total of 328,666 5 metric tons of carbon dioxide equivalents in 2010 of which 6 tons were emitted from a shop heater and 328,660 5 tons were emitted from the landfill

The “Amended and Restated Landfill Gas Sales Agreement” dated February 1, 2011, between Taylor County LF and Bio Energy (Georgia), LLC (BEG) states that BEG will purchase all LFG produced by Taylor County LF and delivered to the point of delivery.

The Agreement became effective February 1, 2011 and will remain in effect until 20 years from the commercial operations date of the expansion of the power plant. It was stated that Taylor County LF must deliver 90% of the MMBTU's of LFG collected by the GCCS and delivered to BEG at the point of delivery during the prior operating year and this number will be adjusted annually on the anniversary of the commercial operations date. It was also stated that the LFG must have a minimum methane content of 44% and a maximum oxygen content of 2%. From February 1, 2011, until the payment change date (the expansion power plant commercial operations date), BEG will pay Taylor County $0.01 per MMBTU of LFG delivered to the point of delivery, $0.01 per MMBTU of LFG that is combusted in the flare and a royalty of 3% of the gross revenue from the sale of electricity and renewable energy credits (REC's). Beginning on November 30, 2011 or the payment change date, whichever is earlier, BEG will pay Taylor County LF $0.425 per MMBTU of LFG delivered to the point of delivery multiplied by the same price escalator (if any) that BEG received from its customer under the Power Purchase Agreement (agreement between BEG and Coweta-Fayette Electric Membership Cooperation), plus 50% of the net proceeds received by BEG from the arm's length sale of REC's that are not bundled under the Power Purchase Agreement or any other power sales contract entered into by BEG.

According to Veolia personnel, the Landfill is responsible for providing gas at a certain quality at point of delivery and the EDI converts to electricity. If they do not use it for electricity, then it goes to the flare that the landfill operates, but they are still paid as if electricity were made. EDI operates eight Jenbacher Engines and commercial production from these engines began again in January of 2012.

5.7 Environmental Monitoring

5.7.1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility consists of 21 groundwater monitoring wells, which are monitored on a semi-annual basis. Based on a review of groundwater reports from 2009 through 2011, metals including copper, nickel, and zinc have been detected occasionally and other metals including barium and lead have been detected consistently in groundwater wells at the facility. Volatile organic compounds including benzene and tetrachloroethene have also been detected occasionally in groundwater wells at the facility. Lead has exceeded its Maximum Contaminant Level (MCL) twice.

Barium and benzene have both exceeded intra-well prediction limits and have shown an increasing trend. However, neither barium nor benzene have been detected above their respective MCL's. During the first semi-annual groundwater event of 2011 a potential SSI was calculated for barium in groundwater well GWC-11. Barium was also detected in the upgradient well during this event. TTL stated that since barium was detected in the upgradient well it is considered to be naturally occurring at the landfill and TTL

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recommended confirmation sampling take place prior to confirming an SSI The potential SSI was not confirmed during the subsequent sampling event; therefore, TTL stated that the potential SSI was not validated

The site is not currently under corrective action, and it is not in compliance monitoring

The facility is located in a significant groundwater recharge area in Georgia Previous court cases have struck down a rule in the Official Code of Georgia that limit landfills in a significant groundwater recharge area from receiving out-of-county waste This issue has re-surfaced recently due to opposition at another Georgia landfill Currently the state regulatory agency has requested interpretation from the State Attorney General office on this rule that is still in the statue

5	7 2 Landfill Gas Probes

The current methane monitoring network consists of 21 methane monitoring probes, two on-site structures and one off-site structure that are monitored on a quarterly basis As a result of regular methane exceedances of the lower explosive limit (LEL) in probes along the southern property boundary, seven of the methane probes along with the two on-site structures, and the one off-site structure are required to be monitored on a monthly basis

In January 2007, a Methane Gas Remediation Plan was implemented at the facility and in January 2009, a Methane Gas Remediation Plan Status and Request for Extension to Phase I Improvements was submitted by Taylor County LF to Georgia EPD The status report stated that all items listed in the remediation plan had been implemented including optimization and expansion of the GCCS The report also stated that these actions had not been completely successful in eliminating gas migration

In March 2009, an Updated Methane Remediation Plan was submitted by Taylor County LF to Georgia EPD The plan stated that in August 2008, a new blower skid was installed in order to provide increased vacuum to the GCCS The plan also gave a proposed course of action, which included using direct-push drilling investigation in order to delineate the horizontal and vertical extent of the methane plume In the plan, Taylor County LF stated that there are no homes located within 3,300 feet of the LEL exceedances Subsequent expansion of and improvements to the GCCS have been made in order to address the methane exceedances; however, a review of methane reports from January 2011 through December 2011 indicates that methane is still being regularly detected above the LEL along the southern property boundary

In January of 2012, a minor modification was approved by Georgia EPD to convert the existing methane vent trench from a passive system to an active system by the addition of a blower system and removal or sealing of passive risers During the site visit, the blower was running and venting to the atmosphere untreated in an attempt to control the migration of methane

The site soils are very sandy and methane migration through the sandy soils is expected to be an issue going forward

5	7 3 Storm Water

A review of the 2011 NPDES Annual Report indicates, as of the date of the submittal of the Annual Report, the facility has a current Storm Water Pollution Prevention Plan and all required elements of the NPDES General Permit are being followed Analytical data attached to the Report indicate that total suspended solids were measured above the daily maximum and monthly average limits All other parameters were measured within permitted limits No other data besides the 2011 NPDES Annual Report was reviewed as part of this evaluation

5	7 4 Air and Landfill Gas

The facility has an active landfill GCCS, which is required as the facility has exceeded the 50 Mg per year of NMOC’s threshold

5	7 5 Surface Water

The surface water monitoring network at the facility consists of 6 surface water points that are monitored on a semi-annual basis A review of groundwater reports from 2009 through 2011 indicates that the surface water points are often dry and not able to be sampled During this time period, the points were only able to be sampled during the first semi-annual sampling event of 2010 Parameters including barium, lead and zinc were detected in the surface water points and zinc was detected above its In-Stream Water Quality Standard (ISWQS); however, TTL stated that the high concentration of zinc could be attributed to high turbidity and low flow at the surface water point

5	7 6 Leachate

It appears that leachate is being sampled on a semi-annual basis This data was not reviewed as part of this evaluation Due to the soils on this landfill, the facility produces large amounts of leachate This has resulted in the landfill applying for and receiving a modification for a development of a leachate treatment system, that is not constructed, Taylor County LF has also applied for a wetland leachate treatment system that is under review by Georgia EPD

The facility is approved for and has utilized recirculated leachate

A previously approved leachate evaporator is no longer in use by the site

Previously, some POTW’s had refused to take leaehate from the landfill The status of which POTW’s will accept the leaehate from the site is not known Some preliminary leaehate treatment had been performed in the past by Taylor County LF for ammonia levels, and had been successful It is not known if that activity is continuing 5.8 Compliance History

A review of all available inspection, enforcement and compliance documents was conducted for Taylor County from January 2007 to May 2012 The review shows that the subject facility has been issued numerous violations for operational and maintenance concerns, these items are summarized below:

In April 2007, the landfill received an unacceptable rating of 75 out of 100 performance points because of the following discrepancies: (1) exposed liner; (2) areas of ponding; (3) multiple leaehate outbreaks; (4) disturbed areas requiring vegetation; (5) terracing needing to be installed or replaced; (6) exposed waste because of erosion from recent rains; (7) liner terrace needs to be replaced on the north side of Cell 13; (8) Sediment Ponds 1, 2 and 5 have inlet structures that do not contain rip-rap, in addition improvements are needed to the outlet and inlet structures; (9) perimeter ditches need to be regarded; (10) sediment has entered the buffer and washed beyond the permitted property boundary behind Sediment Pond 5; (11) erosion in the area of the old leaehate pond; (12) drainage from all disturbed areas and roads needs to be redirected to the sediment ponds; and (13) the vegetation around all environmental monitoring points must be mowed and maintained to ensure debris is kept off of the concrete aprons

In September 2009, the site was inspected and received an acceptable rating However, Taylor County LF was advised to clean Sediment Pond 5, and stabilize areas in Phase 1 and Phase 2 with vegetation Taylor County was required to implement sediment and erosion repair No fine was assessed, and no further action was required

In February 2010, the site was issued a non-compliance letter in response to a compliant to a foul odor associate with Sediment Pond 5 being full and discharging sediment, A follow-up letter in April 2010 from Georgia EPD requested that Taylor County LF submit an updated corrective action plan stating the company’s intentions for investigating and removing any products that may have been discharged from the sediment pond onto the adjoining neighbor’s property

In April of 2010 Veolia collected soil samples from the adjoining neighbor’s property and submitted the results to Georgia EPD on June 7, 2010 In this submittal Taylor County LF stated that based on the results of this sampling event they believed that no credible evidence exists to prove that any water from the landfill sedimentation pond left the landfill property, and caused a problem on the neighboring property. Georgia EPD responded on November 17, 2010 that additional sampling would be required to determine whether there was evidence of potential environmental impact from the facility. Taylor County LF conducted additional soil sampling on April 11, 2012 and submitted the results to Georgia EPD on May 11, 2012. In this submittal Taylor County LF again stated that the data demonstrates that there was no adverse impact to the adjacent property. No further documentation was located on this issue and it is unknown if Georgia EPD considers this matter closed.

- In May 2010, Taylor County LF received an acceptable rating on a routine inspection; however, it was noted that the western side of Phase 2 must be stabilized with vegetation and bare spots on Phase 1 were noted as needing to be vegetated.

- In December 2010, a Notice of Violation (NOV) was issued by the State, citing numerous failures of the facility to operate in compliance. The inspection included the following discrepancies and violations:(1) windblown waste was documented throughout the facility; (2) the landfill is not graded correctly and pooling water was noted in several locations; (3) intermediate cover is not being maintained and has resulted in flagging waste throughout the site; (4) large amounts of exposed waste were noted around methane extraction wells that have been recently extended; (5) sludge was not being properly incorporated; (6) dust/emission control was not being used when coal was unloaded and incorporated into the working face; (7) a roll off container with waste was noted along the southern perimeter road; (8) numerous leachate outbreaks; (9) disturbed areas; (10) concrete pads around monitoring wells must be kept clean and free of vegetation and debris; (11) Environmental monitoring well not secured; (12) eroded protective cover exposing the liner; (13) drainage structure at the edge of Cell 6 is non-functional; (14) severe erosion has exposed the liner outside of the anchor trench; and (15) runoff along the perimeter road.

  In March 2011, a follow up inspection was conducted to review the outstanding NOV. Although the facility made some progress, many of the previously documented discrepancies and violations continued

- An NOV was issued in March 2011 in relation to the submittal of the 2010 Title V Annual Compliance Certification (ACC). According to the noncompliance summary in the data room, a revised ACC was submitted to Georgia EPD in April 2011, and no further action was required.

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- In August 2011, Taylor County LF was issued a Second Notice of Violation for operating out of compliance with the Rules for Solid Waste Management, the Permit and the approved D&O Plan. The following discrepancies and violations were documented: (1) intermediate cover was not being maintained and has resulted in flagging/exposed waste throughout the facility, as previously noted; (2) numerous leachate outbreaks were documented throughout the facility, as previously noted; (3) established vegetation needs to be mowed and maintained; (4) disturbed areas that will not be disturbed in 90 days must be vegetated, as previously noted; (5) facility was operating two working faces without approval from the Division; (6) soil fire protection stockpile was not located within 200' of the second working face at the western corner of Cell 13; (7) terraces throughout the landfill were not functioning correctly; (8) some of the down drains are nonfunctional; (9) ash is not being covered and appears to have been used to cover exposed waste on the slopes; (10) Pond 1 did not have a sediment marker; (11) the damaged methane vent trench along the southern perimeter road must be repaired or a plan submitted to properly abandon the structure, as previously noted; (12) litter fence was not installed; (13) evidence of pooling water was noted along the edge of Cell 6; (14) severe erosion was noted throughout the facility; (15) waste has been washed and deposited near the east side of the borrow pit, adjacent to Sediment Pond 5; (16) maintenance must be performed on perimeter drainage ditches; (17) sediment marker in Sediment Pond 5 needs to be repainted; (18) sediment has been washed and deposited along the south side of the landfill and behind the dam of the old leachate pond between Sediment Ponds 1 & 2.

  On December 6, 2011, a Consent Order requiring numerous corrective actions for litter, soil and vegetative cover was issued. The Consent Order requires $15,000 penalty payment to Georgia EPD. Taylor County LF issued a response to Georgia EPD for the Consent Order on January 3, 2012, stating the facility is or has taken corrective actions to resolve the noted discrepancies. Follow-up inspections in February and April 2012 were conducted to determine if the facility had resolved the previously documented discrepancies. Although the facility has made some improvements, the facility compliance resulted in the documentation of multiple discrepancies and violations requiring immediate attention so that the Consent Order previously issued could be resolved. A final inspection conducted by Georgia EPD on May 22, 2012 revealed that the Consent Order had been satisfied. On June 5, 2012, Georgia EPD officially closed the Consent Order issue.

- In February 2012, the Taylor County LF Gas to Energy Power Station owned by Bio Energy Georgia received a Letter of Noncompliance for failure to furnish Georgia EPD with written notification of the actual date of initial startup that each IC engine became operational. In March 2012, the facility received a NOV for

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the same deficiency On May 1, 2012, the NOV was officially resolved and no further action is anticipated at this time

5	9 Capital Expenditures and Closure / Post Closure Cost

Included as Appendix D is a comparison of recent assessments prepared by Veolia which predict site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos) In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects to be generally accurate, but their approach for building cost estimates for those projects to be underestimated In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes

In this area of the United States, we have experienced similar type cell construction costs ranging from $325,000 to $425,000 depending on soil volumes to move and capping costs ranging from $150,000 to $200,000 In view of this, and as shown in the Appendix D summary, it is recommended that certain cost expectations should be increased

Cell construction:

Based on the 2012 Airspace Memo, the site currently has approximately 1,936,000 CY of available airspace constructed Using the same projections as those listed in the memo,

1,700 tons/day (1,857 tons/day in 2010 and 1,894 tons/day in 2011), compaction ratio of 1,600 lbs/cy (2,163 lbs/cy in 2010 and 1,822 Ibs/cy in 2011), and 286 operational days per year, the constructed airspace will last approximately 2 9 years from the latest aerial survey (3/5/2012) or until the first quarter of 2015 Therefore the next cell construction should be planned for 2014

The cell construction costs estimated by Veolia appear to be low considering that this facility has large amounts of soil to move, clay liner locations were not determined, and erosion and sedimentation controls appear to not be included CCR Monofill construction is not provided in any of the estimates provided

Based on HHNT’s experience, we revised the contingency on cell construction to 15 percent and revised unit prices on several items for higher soil placement, erosion control, higher leachate pipe and system costs The result was a cost to construct of $400,000 per acre The cell construction schedule and costs are attached in the Appendix

For purposes of this Report, the cell construction estimates are only taken out 25 years or life of site whichever is less Cells to be constructed beyond 25 years are not included in the estimates

Infrastructure construction associated with the cells is included in the cell construction costs. Other infrastructure construction projects in the next 25 years are detailed in the Appendix. These include leachate loading area improvements, gas system expansions, improvements, and migration remediation, road maintenance, rail upgrades, solidification facility construction, soil borrow studies, and permitting cost improvements.

Closure Construction:

According to the documents reviewed, this facility currently has approximately 34 acres with final cover installed on the lined MSW Landfill. Formal regulatory approval of this area was not located during this review. The final cover system for the MSW landfill consists of 12" thick intermediate soil cover, 18" thick $1x10^{-5}$ cm/sec soil liner, 40 mil LLDPE, geocomposite drainage layer, 24" thick erosion and vegetative layer.

The 2012 Airspace Memo estimates that the site will be closed in 9 events over the next 74 years. In the next 25 years, three closure events are predicted and these were modeled in the same years as the Veolia estimate and the estimate is located in the Appendix.

Generally, the costs for closure estimated on the Veolia worksheets appear to be lower than that which would be expected. Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent, and also the soil placement unit prices, mobilization unit prices and we increased the estimate for erosion control. Additional cost was added to include the tack on drainage berms and storm water piping and outlets from the cap system which appeared to be underestimated. The result was a closure cost of $180,000 per acre for the closure events which is within the expected range for this region. The closure construction schedule and costs are attached in Appendix D.

For purposes of this Report, the closure construction estimates are only taken out 25 years or life of site whichever is less. Closure projects to be constructed beyond 25 years are not included in the estimates.

Post Closure Care:

Currently, Georgia EPD requires a 30 year post closure period. This facility is estimated to enter post closure care in 2087 and potentially exit the care period in 2117.

The Veolia recommended cost estimates for actual post closure obligations are located in Appendix D.

All landfills in Georgia are required to post closure care financial assurance with Georgia EPD. Veolia meets this requirement by providing a corporate guarantee. These most recently approved costs submitted to Georgia EPD on April 16, 2012 are outlined in Table 3 below.

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Table 5 4—Financial Assurance

Total Closure Financial Total Post-Closure Financial Total

Assurance Obligation to EPD Assurance Obligation to

(4/16/12) EPD (4/16/12)

$7,692,245 ] $3*01,677 j$TU93,992

5	10 Site Visit and Interview

On June 14, 2012 Michael Stubbs, P E of HHNT conducted a site visit along with Mike Dougherty, Larry Hubbard and Rhonda O’Connor of Taylor County LF, and Gerald Allen of Advanced Disposal Services, Inc A site tour was performed and an interview with Taylor County LF personnel was conducted; a record of this site visit and site interview is attached in Appendix D Significant issues discovered during this site visit and site interview are discussed in the applicable sections of this Report

5	11 Regulatory Interview

Not applicable—a regulatory interview was not allowed as part of this investigation

5	12 Other Significant Items that are Unique to the site
•

Rail Transfer Station- According to on-site personnel, several contracts exist on the rail transfer station and the site must abide for turn time, residual left in the car, cleaning of the car, cars with liners and management of cars The rail currently uses a car mover since the jockey crashed several years ago Grade on the rail is 3 5%, which is too steep and improvements are needed The site is served directly by CSX, and Norfolk Southern is another 8 miles from Taylor County LF It was noted that this facility was unkept at time of site visit, and improvements are needed The rail permit application also lists a service area that may need to be revisited

•

Leachate—According to on-site personnel, the site produces 600,000 to 700,000 gallons of leachate per month They stated the next-door neighbor went to prison for mishandling of leachate (possibly illegally land applying) and defrauding a local city It is possible that Taylor County LF may be liable for the previous owner of the adjacent property applying leachate from the landfill illegally The facility is attempting to permit a wetland treatment facility on-site to treat the leachate and then spray apply for irrigation

•

During the site visit, there appeared to be some leachate being stored in the bottom of the landfill since the owner stated they keep the sumps between 36” and 48” of depth at the sump locations Leachate is currently pump-and-hauled to the City of Montezuma POTW Taylor County LF currently recirculates approximately 20,000 gallons per day Previously the site had been mixing leachate with Jacksonville Electric Authority CCR, but lost that CCR project

•

On August 20, 2009, Georgia EPD approved a minor modification for a leachate treatment and an on-site disposal system This system consists of a biological treatment system where the treated leachate is land applied to the lined landfill area This system is not constructed and has not been operated

•	The landfill has a solidification pit on top of landfill liner; this was in bad operational condition at the time of the inspections
•	It was noted during the site visit that the Landfill equipment appeared to be old, worn out, and in poor condition
•	It was noted during the site visit that the grass on the final cap area is very spotty to non-existent
•	Establishing grass at this site is very difficult
•

Prior to the construction in the western sides of Cells 20, 22, 24, 25 and Sediment Pond 3, a wetland delineation must be completed and determined if wetlands are in that area that will be impacted (which would require a wetland permit) It has not been determined if wetlands are present in this area

•	Cell 14 construction bid documents may be required to be prepared this year This appears low
•	Veolia’s budget estimates $50,000 per year for the next 5 years for gas improvements
•	The release of landfill leachate onto property next door by a neighbor who was acting illegally may have potential liability consequences for the Taylor County LF
•	Past operations have resulted in numerous violations, and attention to better operation will be required

6 VEOLIAES EVERGREEN LANDFILL

6.1 General Site Description

The Veolia ES Evergreen Landfill (Evergreen) is located at 3163 Wetherington Lane, Valdosta, Georgia in Lowndes County Evergreen is owned and operated by Veolia The area around the facility is lightly populated and consists of a mixture of naturally wooded land, residential properties, industrial properties and agricultural land A site location map is included in Appendix E, which provides an aerial view of the facility and identifies significant features

Evergreen is a MSW Landfill with a RCRA Subtitle D liner system that has a permitted footprint of 167 23 acres The Landfill is adjacent to the City of Valdosta Weatherington Lane unlined Sanitary Landfill and the Veolia ES Pecan Row Landfill According to Veolia, access to the site is granted through a long-term lease (easement) through the City of Valdosta Landfill Inside the easement, there exists two scales, a LEED certified scalehouse, a tire wash, parking, landscaping and paving into the Evergreen site

As part of a planned horizontal expansion, Veolia has an option to purchase the old unlined City landfill property from the Deep South Regional Solid Waste Management Authority (Authority) Other lands included in the proposed expansion area are currently owned by Veolia

The facility is adjacent to the City of Valdosta Wastewater Treatment plant and leachate is transported for treatment there through a dual-contained force main

Currently Evergreen includes a leachate tank and a soil borrow pit Waste solidification is allowed at this facility

6.2 Key Documents Reviewed

HHNT reviewed all environmental files available on the project DataSite as well as all files available from the Georgia Environmental Protection Division (Georgia EPD) Any files not available for review from these sources are unknown to HHNT All findings in this investigation are derived from the files reviewed alone and a site visit 6-1

6.3 Permits 6.3.1 Existing

Table 6.1 — Existing Permits

Type of Permit / Number Issue Date Expiration Date

License

Solid Waste Permit 092-022D (MSWL) 8/19/2011 N/A

Storm Water Permit GAR000000 8/1/2006 6/1/2012 (It is

unknown if renewal

, was filed)

Air Quality Permit 4953-185-0108-V- 9/27/2011 9/27/2016

01-0

Solid Waste

The site is currently operating under Solid Waste Permit No 092-022D (MSWL), which was most recently issued on August 19, 2011 by Georgia EPD The most recently issued Permit included a major modification to add a waste solidification process According to the latest Georgia EPD approved Design and Operation Plan dated July 30, 2003, the permitted facility consists of 167 23 acres permitted for waste disposal There is no service area limitation at this facility

The facility has one constructed cell (Area 4) in the southeast corner of the site This is the only known area of the site to have received waste According to the Landfill Profile Sheet prepared by Golder, 137 1 acres remain to be constructed and there are no areas with permitted final closure Area 4 comprises approximately 21 9 acres of constructed lined MSW footprint No areas have been closed with a permanent cap system Filling is currently being conducted in Area 4 Once Pecan Row closes for the final time, this facility will become the primary disposal facility for Veolia in this geographic location

The waste type accepted at this facility is municipal solid waste, including construction and demolition debris and contaminated soil

On 1/11/12, the site received approval from EPA to accept non-hazardous CERCLA Off-Site waste

Local Approval

There is an existing Disposal Fee Agreement and Royalty Agreement between Veolia and the Authority, dated May 15, 2002 The Royalty Agreement institutes a royalty for municipal solid waste and special waste that will be the greater value of $1 25 per ton or 5 7% of the MSW fee in effect for the included municipalities and counties per ton The 6-2

Authority Disposal Fee Agreement set the fee for Authority member counties at $21 95 in 2005 and includes annual inflation adjustments

A recent court ruling granted Kurt F Wilkening the same royalty rights as those previously imposed on Pecan Row Veolia is appealling this ruling However, this royalty should be included in the model The summary judgment was for $707,411 0] back payments

As required by state regulation, the State of Georgia currently receives a $0.75 per ton fee and the local host government receives $1.00 per ton disposal fee

On January 20, 2010, Veolia, the City of Valdosta and Authority agreed to a Letter of Understanding in regards to the proposed expansion of Evergreen In support of the proposed horizontal and vertical expansion, on November 9, 2010, Lowndes County approved an amendment to the March 2007 Greater Lowndes Solid Waste Management Plan to include the operations of Evergreen Six days later, Lowndes County officially noted that the operations of Evergreen were consistent with the Solid Waste Management Plan In a letter dated December 20, 2010, Lowndes County confirmed the zoning classification and its compliance with the Lowndes County Unified Land Development Code to Georgia EPD On the same day, Lowndes County verified the Amendment to the Solid Waste Management Plan and the approval of the Amendment by the Department of Community Affairs Veolia has the option to purchase the City of Valdosta Landfill subject to that agreement and take on the liability associated with it upon closing the transaction

Air Quality

The facility currently operates under Title V Permit No 4953-185-0108-V-01-0 dated September 27, 2011 and is set to expire on September 27, 2016 Previously, Evergreen, and the adjacent Pecan Row Landfill operated under one Title V Permit, No 4953-185-096-V-02-0 In September 2011 separate permits were issued for both landfills However, as stated in the current Title V Permit, Evergreen and Pecan Row Landfills are considered one Title V site and emissions are combined

The Annual Compliance Certification and the Title V Semi-Annual Report both for the period of September 27, 2011 through December 31, 2011 both prepared by CEC indicate that there were no deviations from permit conditions during this period

Storm Water

According to Georgia EPD’s list of currently permitted facilities, Evergreen was covered for storm water discharges associated with industrial activities under the General NPDES Storm Water Permit GAR000000 However, this General Permit has recently expired and the facility is required to submit a new Notice of Intent (NOI) to renew coverage under 6-3 the new NPDES Industrial General Permit, GARO5O0OO, by June 30, 2012 It is unknown if this NOI has been submitted to renew coverage Refer to Section 6 7 3 below for a discussion on storm water sampling results

6.3.2 Pending / Future / Expansion

Evergreen has plans to horizontally expand the existing footprint to the north and to the east, including excavating waste from the adjacent 46 acre closed City of Valdosta Landfill On March 9, 2012, the Site Suitability Notice for the proposed expansion was issued by EPD

It is our understanding that the expansion design is currently underway This design must still be reviewed and approved by Georgia EPD and a final Solid Waste Permit must be issued before construction on the expansion begins

Refer to Section 7.4.2 below for the estimated airspace associated with this expansion As noted in Section 6.3.1.2 above, this expansion appears to have received all necessary local approvals

As part of the expansion/reconfiguration, Veolia has agreed to take control of the adjacent City of Valdosta unlined landfill, which has had some groundwater impacts The plans are for the waste in the current City of Valdosta Landfill is to be exhumed and placed on the future lined footprint area of the Evergreen Expansion/Reconfiguration The city landfill footprint will be part of the Evergreen expansion/reconfiguration; once the waste in the city landfill is exhumed, that area can be lined and used as active landfill footprint This activity must take place in order to satisfy the requirements of the Georgia Solid Waste Regulations that prohibit expansion of any facility where three qualifying landfills exist within two miles Veolia will also inherit the liability and post closure obligations associated with the unlined City of Valdosta Landfill upon taking control of the site The amount of waste or the amount of soil that will be recovered in this excavation of the unlined landfill is not known

Veolia currently holds an Option Agreement for the sale and purchase of the closed City of Valdosta Landfill, dated December 20, 2012

6.4 Airspace and Soil Balance

6.4.1 Existing Airspace

The airspace documentation provided for this facility was reviewed and is summarized below: 6-4

Permitted Airspace MSW:

Based on the 2012 airspace memo prepared by Veolia, the permitted airspace in the lined MSW landfill is estimated at **15,547,500 cy.**

Remaining Permitted Airspace (MSW):

Based on the 2012 airspace memo prepared by Veolia, the remaining permitted airspace in the lined MSW landfill is estimated at **14,916,000 cy.**

Remaining Constructed Airspace (MSW):

Based on the 2012 airspace memo prepared by Veolia, the remaining constructed airspace in the lined MSW landfill is estimated at **752,100 cy.** It is unknown if "un-usable" airspace was subtracted off of this number.

Volume Consumed Between Aerial Topographic Surveys:

The 2012 airspace memo provided by Veolia reports a volume consumed between January 13, 2011 to February 12, 2012 to be approximately **501,350 cy.** The calculated density in this time is calculated to be 1,296 lbs/cy and includes settlement over the landfill. Projections going forward estimate density at 1,750 lbs/cy which seem reasonable for the life of the site, but we do not expect that density to be achieved in the initial years of landfill filling activity.

Table 6.2 – Airspace Summary

Permitted Airspace MSW (Cubic yards)	Remaining Permitted Airspace MSW (2/12/12) (Cubic Yards)	Remaining Constructed Airspace MSW (2/3/12) (Cubic Yards)	Density (lbs/cy)
15,547,500 cy	14,916,000 cy	752,100 cy	1,296 lbs/cy

Soil Balance:

The Veolia Evergreen Landfill data workbook reports a soil surplus of nearly 550,000 cy that is available in future cell areas. The estimate did not appear to be an updated calculation, and it did not include all components of soil required for landfill construction and operation. In addition, the estimate appears to not include additional erosion control soil and final terrace drainage berm soil needed for final cap preparation. The additional soil not included is nearly 600,000 cy. It is also noted, that the calculation was based on the permitted facility. The proposed expansion soil balance is not known, but it is expected to increase the soil deficit once permitted. Soil studies for the clay soils needed to operate and construct a landfill properly have not been completed.

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Therefore, the total soil needs for the site that are in excess of what the facility can supply is a minimum 100,000 cy for the entire 15 500,000 cy MSW landfill If the facility does obtain an expansion permit, then the soil deficit is expected to increase

Veolia has entered into a Soil Purchase Agreement, dated October 7, 2011, to purchase borrow soil materials from land owned by the Langdale Company According to this Agreement, the Langdale Company has a Surface Mining Permit and approved Georgia EPD Surface Mining Plans for the operation of this soil borrow area Surface Mining Penrtit No 1795-11 was issued to the Langdale Company on September 20, 2011 The terms of this Agreement was set at ten years with an option for an additional ten years This Agreement set the purchase price for construction soil at $2 50 per CY and for operational soil at $1.50 per CY, and minimum required purchases per year The construction soil is defined within the Agreement to be “Identified Soil which is suitable for landfill construction applications where permeability rates of 1 x 10-5 cm/sec or less are required “ This review did not identify if soils meeting the permeability requirement of 1 x 10-7 cm/sec or less, which is required for the soil liner at this facility, were located within the permitted Langdale Company borrow area Also as specified in the Langdale Soil Purchase Agreement, there are limits on the amount of soil that can be withdrawn and the years it can be withdrawn and also that there are construction requirements and reclamation requirements that will be bom by Veolia

Table 6.3—Soil Balance Summary—MSW

Operational Soil Liner Closure Soil cut after fill Total Soil Total soil cover soil and Cover soil work is complete Available available for including daily Protective including cap (Cubic Yards) from Langdale MSW and intermediate Cover and tack on Borrow Area

cover (Cubic (Cubic berms (Cubic (from

Yards) Yards) Yards) purchase

agreement, Cubic Yards) 2,300,000 cy 800,000 cy 800,000 cy 3,800,000 cy 790,000 cy 690,000 cy

8.4.2 Pending Future/Expansion

The 2012 airspace memo reported that “an expansion is expected to be fully approved in 2013 and results in a revised footprint of the landfill that increases airspace by 10,452,500 CY This includes the relocation of approximately 2,000,000 CY of waste from an old uniioed city landfill This process results in a net permitted volume of 26,000,000 CY of airspace,” It was also noted in the 2012 airspace memo that the design plan of this expanded facility is not yet finalized

Based on the preliminary design information provided, it appeared that ail wetland and stream impacts were being avoided 6-6

It should also be noted that the construction of borrow areas in the future expansion area will need to be sequenced to ensure that soil is not removed that will have to be placed back in the future.

It will be critical to obtain the expansion permit before future permitted cell construction is performed so that logical and cost effective cell construction progression can be performed.

6.4.3 Tonnage Summary

According to the quarterly tonnage reports submitted to EPD, the site received 308,748 tons of waste in 2011, 18,584 tons of waste in 2010 and 14 tons of waste in 2009. According to these tonnage reports, the site received waste throughout both Georgia, and Northern and Central Florida.

According to Veolia personnel, nearly all waste is currently going to the adjacent Pecan Row Landfill, which is expected to continue receiving that waste until that site reaches final grade in the fourth quarter 2012.

6.5 Liner and Cover System

According to the approved Design and Operation Plan dated October 2002, Evergreen has two approved liner systems. The composite liner system consists of a 24 inch thick low permeability, compacted soil liner (1×10^{-7} cm/sec), a 60 mil HDPE smooth or textured liner, and a 24 inch thick of sand cover layer (1×10^{-2} cm/sec or greater). The alternate composite liner system consists of a 24 inch thick low permeability, compacted soil liner (1×10^{-7} cm/sec or less), a 60 mil HDPE smooth or textured liner, a geocomposite drainage layer, and a 24 inch thick native soils layer (less than 1×10^{-3} cm/sec, but greater than 1×10^{-5} cm/sec).

The approved final cover system consists of a gas management layer (Tensar DC6205 or equal), an 18 inch thick compacted soil cap (less than 1×10^{-5} cm/sec), 30 mil HPDE liner, slope reinforcement (geogrid), a geocomposite drainage layer, a 12 inch thick soil cover layer and a 6 inch thick vegetative layer.

6.6 Gas System / Gas to Energy

There is no active GCCS system currently in place at Evergreen. However, as stated in Section 6.3.1.3 above, both Evergreen and Pecan Row are considered one Title V site and as such, the Title V site has exceeded the 50 Megagrams (Mg) per year of non-methane organic compounds (NMOC's) threshold and is therefore required to operate a landfill gas collection and control system (GCCS). In a memorandum dated October 2010 from CEC to Georgia EPD, it was stated that since Evergreen and Pecan Row are considered one Title V site, Evergreen will be required to begin compliance with New Source

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Performance Standards (NSPS) at the same quantification level as Pecan Row. It was also stated in the memo that a GCCS must be installed at Evergreen within five years of the initial receipt of solid waste at the facility. A "Landfill Gas Collection and Control System NSPS Design Plan" was submitted to Georgia EPD by Carlson Environmental Consultants (CEC) in early 2011. A review of the facility's Title V Permit Application indicates that the landfill plans to construct a 2,000 standard cubic feet per minute (scfm) flare. The "Landfill Evaluation Report" by Golder dated April 2012 states that in 2012 the flare from Veolia's landfill in the Bahamas (Pine Ridge Landfill) will be relocated to Evergreen Landfill. The "Landfill Profile Sheet" by Golder also states that there is currently no renewable energy system in place.

According to Veolia Personnel, Veolia recently entered into an agreement with a gas company (Southern Georgia) to install gas engines to make electricity at Pecan Row and eventually incorporate in Evergreen in.

6.7 Environmental Monitoring

6.7.1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility consists of seven groundwater monitoring wells, which are monitored on a semi-annual basis. A review of the Second Semi-Annual Groundwater Report of 2007 through the Second Semi-Annual Groundwater Report of 2011 indicates that several metals including antimony, arsenic, beryllium, cobalt, lead and thallium have been occasionally detected in groundwater wells at the facility. Other metals including barium, cadmium, chromium, copper, nickel, vanadium and zinc have consistently been detected in groundwater wells at the facility.

Volatile organic compounds including trans-1,4-dichloro-2-butene and methyl isobutyl ketone have also been occasionally detected in groundwater wells at the facility. TTL stated that, based on a review of groundwater reports from City of Valdosta Landfill, which is located immediately east-northeast of Evergreen, trans-1,4-dichloro-2-butene and methyl isobutyl ketone have not been detected at the City of Valdosta Landfill. It was also stated that since the parameters were detected between the limit of detection and the limit of quantitation, the results are not considered accurately quantified. Neither VOC was detected during subsequent monitoring events.

Of the detected constituents, only concentrations of antimony, beryllium, chromium, lead, nickel and thallium have occasionally exceeded their respective maximum contaminant level's (MCL's). TTL has stated that detects of barium, chromium, nickel and vanadium should not be attributed to the landfill, but rather they are considered to naturally exist or they were present prior to the landfill from another source.

Statistically significant increases have been calculated for chromium, nickel, and vanadium. TTL stated that since concentrations of chromium, nickel and vanadium in

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leachate are less than the concentrations found in the groundwater wells, the landfill is not considered the source of the detect, but rather the detects are likely due to natural variations of groundwater quality at the facility

The site is not currently under corrective action and is not in compliance monitoring

Files relating to the adjacent City of Valdosta Landfill were not reviewed as part of this investigation; however, it is believed that the City of Valdosta Landfill is in assessment monitoring and releases from that unlined landfill unit have been documented

6.7.2 Landfill Gas Probes

The methane monitoring network currently consists of four methane monitoring probes that are monitored on a quarterly basis A review of quarterly methane monitoring reports from 2009 through 2011 (with the exception of the 4th quarter 2010 report) indicates that methane has not been detected in any of the methane monitoring probes

6.7.3 Storm Water

A review of the 2011 NPDES Annual Report indicates that as of the date of the submittal of the Annual Report, the facility has a current Storm Water Pollution Prevention Plan and all required elements of the NPDES General Permit are being followed Annual sampling results attached to the Report indicate that the facility did not violate any of its permitted limits in 2011

6.7.4 Air and Landfill Gas

As stated in Section 6.3.1.3 above, both Evergreen and Pecan Row are considered one Title V site and as such, the Title V site has exceeded the 50 Megagrams (Mg) per year of non-methane organic compounds (NMOC’s) threshold Based on Carlson’s letter, a gas system is required at this facility

6.7.5 Surface Water

The surface water monitoring network at the facility consists of two surface water monitoring points, which are monitored on a semi-annual basis A review of the Second Semi-Annual Groundwater Report of 2007 through the Second Semi-Annual Groundwater Report of 2011 indicates that parameters including ammonia, arsenic, cyanide, nitrate and selenium have occasionally been detected in surface water points at the facility Parameters including oil and grease- HEM, chemical oxygen demand, total organic carbon, total suspended solids, barium, chloride, nickel and zinc have consistently been detected in surface water points at the facility

Cyanide has been detected once above its In-Stream Water Quality Standard (ISWQS) TTL stated that since cyanide was detected in the upstream surface water point, it may be 6-9 coming from an up-gradient source TTL also stated that since cyanide was not detected during the subsequent sampling event, the detection should be considered anomalous HDR stated that barium is naturally occurring in surface waters in the tributary to Spring Branch Creek and are not indicative of adverse impacts to surface water quality in Spring Branch Creek due to landfill activities

6.7.6 Leachate

Leachate is collected on a monthly and quarterly basis per the facility’s Industrial Pretreatment Permit with Lowndes County, and is compared to limits specified by the permit This data was not reviewed as part of this evaluation According to Veolia personnel, leachate disposal costs are less than $2,000 per month

6.8 Compliance History

A review of all available inspection, enforcement and compliance documents was conducted for Evergreen There appears to be no outstanding NOVs for Evergreen Landfill

6.9 Capital Expenditures and Closure / Post Closure Cost

Included in Appendix E is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos) In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound The most recent projection performed by Veolia in 2012 included the expansion that was discussed earlier in this Report For the purpose of this review, and given that design plans for the expansion have not been completed, HHNT predicted expenditures based on the currently permitted facility In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes

In this area of the United States, we have experienced similar type cell construction costs ranging from $325,000 to $425,000 depending on soil volumes to move and capping costs ranging from $150,000 to $200,000 In view of this, and as shown in the Appendix E summary, it is recommended that certain cost expectations should be increased

Cell Construction:

Based on the airspace memo, the site currently has approximately 752,100 CY of available airspace constructed Using the same projections as those listed in the Landfill 6-10

Data Workbook and the airspace memo, 1,400 tons/day (less than 200 tons/day through 2010 and 1,055 tons/day in 2011), compaction ratio of 1,750 lbs/cy (1,070 lbs/cy through 2010 and 1,296 lbs/cy in 2011), and 286 operational days per year, the constructed airspace will last approximately 1.2 years from the latest aerial survey (2/12/2012) or until the second quarter of 2013. The airspace memo noted that much of the waste stream targeted for this facility would be diverted throughout 2012 to the neighboring Pecan Row. For the purpose of this study, HHNT assumed this diversion would increase the constructed airspace life an additional three months or until the beginning of the third quarter of 2013. Therefore the next cell construction should be planned for in early 2013. If the airspace in Pecan Row becomes depleted quicker than expected or is not utilized as planned, the next cell construction project at Evergreen may need to be completed prior to the estimated time schedule above and shown in Appendix E. The current status of waste diversion from Evergreen to Pecan Row is currently unknown, and should be evaluated.

The cell construction costs estimated by Veolia appear to be low considering that this facility was designed with large cells, soils must be purchased (by agreement), and several stormwater ponds remain to be constructed. The site is also heavily erodible and erosion control implementation will be a constant.

Based on HHNT's experience, we revised the contingency on cell construction to 15 percent and revised unit prices on several items for higher soil placement / purchase, additional erosion control, higher leachate pipe and system costs, and to include underdrains. The result was a cost to construct of $400,000 per acre. The cell construction schedule and costs are attached in the Appendix.

As directed by the client, the cell construction estimates are only taken out 25 years or life of site whichever is less. Cells to be constructed beyond 25 years are not included in the estimates.

Infrastructure construction associated with the cells is included in the cell construction costs. Other infrastructure construction projects in the next 25 years are detailed in the Appendix. These include modifications, gas system design, gas system expansions and improvements, road maintenance, leachate tanks, perimeter access road and ditch maintenance, and leachate recirculation system.

Closure Construction:

According to the documents reviewed, this facility does not currently have areas with final cover installed on the lined MSW landfill. The final cover system for the MSW landfill consists of a gas management layer (Tensar DC6205 or equal), a 18" thick $1x10^{-5}$ cm/sec soil liner, 30 mil HDPE liner, slope reinforcement (geogrid), geocomposite drainage layer, a 12"thick soil cover layer and a 6" thick vegetative layer.

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The 2012 airspace memo estimated closure events based on a conceptual design that was not provided. For the purpose of this review, the 2011 airspace was used. That memo estimates that the site will be closed in 6 events over the next 27 years. In the next 25 years, four closure events are predicted and these were modeled in the same years as the Veolia estimate and are shown in the Appendix.

Generally, the costs for closure estimated on the Veolia worksheets appear to be lower than that which would be expected. Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent and the soil placement unit prices, grassing unit prices, mobilization unit prices, increasing the amount of erosion control, and including the gas management layer. In addition, additional cost was added to include the construction and shaping of the drainage terraces and storm water piping and outlets from the cap system which appeared to be underestimated previously. The result was a closure cost of $170,000 per acre in the closure events which is within the expected range for this region. The closure construction schedule and costs are attached in the Appendix.

As directed by the client, the closure construction estimates are only taken out 25 years or life of site whichever is less. Closure projects to be constructed beyond 25 years are not included in the estimates.

MSW landfills are required to post financial assurance with Georgia EPD. Veolia meets this requirement by providing a corporate guarantee.

Post Closure Care:

Currently, Georgia EPD requires a 30 year post closure period. It is estimated that this facility will enter post closure care in 2045 and potentially exit the care period in 2075. However the life of the landfill is dependent on the actual tons of waste accepted and the densities achieved on the life of the facility.

All landfills in Georgia are required to post financial assurance with EPD. Veolia meets this requirement by providing a corporate guarantee. These most recently approved costs submitted to Georgia EPD on April 16, 2012 are outlined in Table 3 below:

Table 6.4 – Financial Assurance

Total Closure Financial Assurance Obligation to EPD (4/16/12)	Total Post-Closure Financial Assurance Obligation to EPD (4/16/12)	Corrective Action	Total
$1,490,986	$4,424,319	$5,000	$5,920,305

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6-12 CORNERSTONE Environmental Group, LLC HHNT Hodges Harbin Newberry & Tribble Inc

6.10 Site Visit and Interview

On June 15, 2012 Michael Stubbs, P E of HHNT conducted a site visit along with Todd Strong of Veolia and Tom Nelson of Advanced Disposal Service, Inc A site tour was performed and an interview with Veolia personnel was conducted; a record of this site visit and site interview is attached in Appendix E Significant issues discovered during this site visit and site interview and discussed in the applicable sections of this Report

6.11 Regulatory Interview

Not applicable—a regulatory interview was not allowed as part of this investigation

6.12 Other Significant Items that are Unique to the site

At the time of the site visit it was noted that Evergreen had very little grass onsite; improvements on erosion controls will be necessary

Suitable clay soil borrow studies have not been completed

Cell construction will need to be sequenced ahead of expansion planning

There is no budgeting for borrow area reclamation

Subsurface gas migration along with groundwater contamination may be occurring from the adjacent unlined landfill

Exhuming waste and the quantity of waste to be exhumed does not appear to have been quantified The schedule for exhuming waste was set by the site suitability conditions Waste excavation is required to begin in 2015 though there is discrepancy on this date

Based on discussions with Veolia, we were informed that the Langdale’s were assisting with the permitting costs on the site but would be receiving a royalty on the expansion The terms of this should be confirmed

Confirm all land and contract option time frames for expansion

Borrow area reclamation funds are not included in estimates 6-13

7 VEOLIAES PECAN ROW LANDFILL 7 1 General Site Description

The Veolia ES Pecan Row Landfill (Pecan Row) is located at 2995 Wetherington Lane, Valdosta, Georgia in Lowndes County Pecan Row is owned and operated by Veolia, The area around the facility is lightly populated and consists of a mixture of naturally wooded land, residential properties, industrial properties and agricultural land A site location map is included in Appendix F, which provides an aerial view of the facility and identifies significant features

Pecan Row is a MSW Landfill with a RCRA Subtitle D liner system that has a permitted footprint of 64 4 acres Approximately 23 3 acres have had a final cap installed and final acceptance of that final cap by Georgia Environmental Protection Division (EPD) is

pending The Landfill is adjacent to the City of Valdosta Wetherington Lane unlined Sanitary Landfill, and the Veolia ES Evergreen Landfill

The facility is located just a few miles west of Interstate 75 The entrance is nicely landscaped with paved roads past the scalehouse Currently this facility is receiving the majority of the waste previously destined for the adjacent Evergreen facility in order to reach final closure grades so final capping of the entire site can occur which is projected for 2013 Once Pecan Row is at final grades, waste disposal will resume at the Evergreen facility

The property houses two scales, a scalehouse, a small office building, two leachate storage tanks, a gas flare, a maintenance shop and a passive tire wash An active gas system operates on the site as well

There is no soil borrow area on the property and soil for operation must come from the adjacent Evergreen borrow area or other off site locations The landfill is built out and there are practically no areas that are available for any activity other than what they are currently being used as

A stability berm was required to be installed on the west side of the landfill to assure landfill side slope stability The facility was permitted to solidify waste, and in the past has solidified liquid waste 7-1

7.2 Key Documents Reviewed

HHNT reviewed all environmental files available on the project DataSite as well as all files available from the Georgia EPD Any files not available for review are unknown to HHNT All findings in this investigation are derived from the files reviewed alone and a site visit

7.3 Permits 7.3.1 Existing

Table 7 1—Existing Permits

Type of Permit / Number Issue Date Expiration Date

License

Solid Waste Permit 092-019D (MSWL) 2/23/2005 N/A

Storm Water Permit GAR000000 8/1/2006 6/1/2012 (It is

unknown if renewal

was filed)

Air Quality Permit 4953-185-0096-V- 9/27/11 9/16/2013

Solid Waste

The site is currently operating under Solid Waste Permit No 092-019D (MSWL), which was most recently issued on February 23, 2005 by Georgia EPD The permitted facility consists of 129 4 acres with 64 4 permitted for waste disposal The entire landfill is constructed and 41 3 acres remain to be closed with a final cap In the most recent Georgia EPD approved Design and Operation Plans, dated January 2011, Veolia had begun closure construction activities in the 23 3 Phase I area on the south end of the site

The facility is approved to accept municipal solid waste The permit does not place tonnage restrictions, nor does it specify an approved service area from which Pecan Row Tandfill can accept waste The permitted facility consists of 129 4 acres with 64 4 acres permitted for waste disposal

Based on a site visit, this facility is expected to reach capacity in the fourth quarter of 2012 and begin final closure in 2013 Currently the scales on this landfill are operating

Local Approval

The latest documentation of local approval was from February 24, 1997 when Valdosta-Lowndes County notified Georgia EPD that the proposed major modification for vertical expansion would conform to the Lowndes County Zoning Ordinance and applicable uses 7-2 for the property On April 3, 1997, the Lowndes County Board of Commissioners stated that the major modification would be consistent with the Solid Waste Management Plan

There is an existing Authority Disposal Fee Agreement between Veolia and the Deep South Solid Waste Disposal Authority (Authority), dated May 15, 2002 The Disposal Fee Agreement sets a disposal fee for Authority member counties at $21 95 in 2005 and includes annual inflation adjustments

There is also an existing Disposal Fee Agreement and Royalty Agreement between Veolia and Kurt F Wilkening, dated August 1, 1991 The Royalty Agreement established a royalty payment of $1 00 for each ton of waste delivered to the Landfill

As required by regulation, the State of Georgia currently receives a $0 75/ ton fee and the local host government receives $1 00 / ton disposal fee

Air Quality

The facility currently operates under Title V Permit No 4953-185-0096-V-02-1, which was issued in September 2011 and is set to expire on September 16, 2013 Previously, Pecan Row and the adjacent Evergreen Landfill operated under one Title V Permit, No 4953-185-0096-V-02-0 However, in September 2011 separate permits were issued for both Landfills The site has exceeded the 50 Megagram (Mg) per year threshold for non-methane organic compounds (NMOC’s) and is therefore required to operate a landfill gas collection and control system (GCCS)

A review of the “Title V Semi-Annual Compliance Report and the MACT SSM Plan Semi-Annual Report” for the first and second semi-annual periods of 2011, prepared by Carlson Environmental Consultants (CEC), and the “Title V Annual Compliance Certification” for calendar year 2011, also by CEC, indicate that there were 5 locations that exceeded the methane concentration limit, 83 positive pressure exceedances, 15 wellhead oxygen exceedances and 22 landfill gas temperature exceedances CEC stated that Veolia has received approval from EPD for a temperature variance for several wells and that Veolia believes that the wells are suitable to be operated at a higher temperature It was also stated that the flare was non-operative for approximately 5,670 minutes or 94.5 hours during 2011 It was also stated that in December 2010, eleven gas extraction wells were abandoned and replaced and eight new gas extraction wells were added.

Storm Water

According to Georgia EPD’s list of currently permitted facilities, Pecan Row County was covered for storm water discharges associated with industrial activities under the General NPDES Storm Water Permit GAR000000. This General Permit has recently expired and the facility is required to submit a new Notice of Intent (NOI) to renew coverage under the new NPDES Industrial General Permit, GAR050000, by June 30, 2012 It is 7-3

unknown if this NOI has been submitted to renew coverage. Refer to Section 7.7.3 below for storm water sampling results.

7.3.2 Pending / Future / Expansion

Based on the information reviewed, there does not appear to be any planned expansions at this facility. The active Veolia ES Evergreen Landfill is adjacent to this landfill and is expected to be the replacement site for this facility.

7.4 Airspace and Soil Balance

7.4.1 Existing Airspace

The airspace documentation provided for this facility was reviewed and is summarized below:

Permitted Airspace MSW:

Based on the 2012 airspace memo prepared by Veolia, the permitted airspace in the lined MSW landfill is estimated at **7,995,191 cy.**

Remaining Permitted Airspace (MSW):

Based on the 2012 airspace memo prepared by Veolia, the remaining permitted airspace in the lined MSW landfill is estimated at **232,100 cy.**

Remaining Constructed Airspace (MSW):

The entire footprint of this facility is constructed; therefore, the remaining permitted airspace is equal to the remaining constructed airspace. Based on the 2012 airspace memo prepared by Veolia, the remaining constructed airspace in the lined MSW landfill is estimated at **232,100 cy.** According to the documents reviewed, it appears that "un-usable" airspace was not subtracted off of this number. According to the 2012 airspace memo projections, it is estimated that this facility will be filled to capacity in the fourth quarter of 2012. The 2012 remaining capacity volume by Guess and Lovell reported 26,600 cy of overfill. The overfill volume may require excavation and relocation to active area of the facility.

Volume Consumed Between Topographic Surveys:

The 2012 airspace memo provided by Veolia reports a volume consumed between January 13, 2011 to January 5, 2012 to be approximately **64,100 cy.** The calculated density in this time is calculated to be 1,686 lbs/cy and includes settlement over the landfill. The projection going forward until the site is filled to capacity, estimate the density at 1,700 lbs/cy which seems reasonable.

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7-4 CORNERSTONE Environmental Group, LLC HHNT

Table 7.2 – Airspace Summary

Permitted Airspace MSW (Cubic yards)	Remaining Permitted Airspace MSW (1/5/12) (Cubic Yards)	Remaining Constructed Airspace MSW (1/5/12) (Cubic Yards)	Density (lbs/cy)
7,995,191 cy	232,100 cy	232,100 cy	1,686 lbs/cy

Soil Balance:

The Veolia Pecan Row Landfill data workbook did not report a current soil balance for this facility. The estimate provided, did not include additional erosion control soil and terrace drainage berm soil needed for final cap preparation. The entire footprint of this facility is constructed and no on-site borrow areas have been developed. Therefore, no soil material is available on-site.

It is estimated, based on the remaining airspace and closure requirements that the total soil needs for the site that are in excess of what the facility can supply is 285,000 cy for the entire 7,995,191 cy MSW landfill.

Veolia has entered into a Soil Purchase Agreement, dated October 7, 2011, to purchase borrow soil materials from land owned by the Langdale Company. According to this Agreement, the Langdale Company has a Georgia EPD Surface Mining Permit and approved Surface Mining Plans for the operation of this soil borrow area. Surface Mining Permit No. 1795-11 was issued to the Langdale Company on September 20, 2011. The term of this Agreement was set at ten years with an option for an additional ten years. This Agreement set the purchase price for construction soil at $2.50 per CY and for operational soil at $1.50 per CY, and minimum required purchases per year. The construction soil is defined by the Agreement to be "Identified Soil which is suitable for landfill construction applications where permeability rates of 1×10^{-5} cm/sec or less are required." The neighboring Evergreen Landfill also appears to have an active borrow area. It is indicated that the soil required for operations and closure activities are either available for purchase from the Langdale Company, or from the Evergreen Landfill borrow area. The Evergreen borrow pit is in proposed expansion area and excavation to only those depths allowed by the proposed expansion limits the availability of soil in this borrow area.

Table 7.3 – Soil Balance Summary - MSW

Operational cover soil including daily and intermediate cover (Cubic Yards)	Soil Liner (Cubic Yards)	Closure Cover soil including cap and terraced berms (Cubic Yards)	Soil cut after fill work is complete (Cubic Yards)	Total soil required for MSW
35,000 cy	N/A	250,000 cy	N/A	285,000 cy

Last Printed 6/25/12

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin, Newberry & Tribble, Inc

7.4.2 Pending Future/Expansion

Based on the information reviewed, there does not appear to be any planned expansions at this facility. The active Veolia ES Evergreen Landfill is adjacent to this landfill and is expected to serve as the replacement site.

7.4.3 Tonnage Summary

According to quarterly tonnage reports submitted to Georgia EPD, the site received 42,732 tons of waste in 2011, 417,289 tons of waste in 2010 and 433,096 tons of waste in 2009. According to Veolia Personnel, the site should be reaching final grade in the fourth quarter of 2012. Currently, a majority of the waste destined for the Evergreen and Pecan Row facilities is being deposited in Pecan Row.

7.5 Liner and Cover System

According to the Georgia EPD approved Design and Operation Plan dated August 2008, Pecan Row has two approved liner systems. Option 1 consist of a 24 inch thick compacted clay liner (less than or equal to 1×10^{-7} cm/sec), a textured geomembrane liner and a 24 inch thick layer of sandy soils (greater than or equal to 1×10^{-2} cm/sec). Option 2 consists of a 24 inch of compacted clay liner (less than or equal to 1×10^{-7} cm/sec), a textured geomembrane liner, a geocomposite drainage layer, and a 24 inch thick layer of native soils (less than 1×10^{-3} cm/sec and greater than 1×10^{-5} cm/sec).

The approved final cover system consists of a 18 inch thick compacted soil cap (less than or equal to 1×10^{-5} cm/sec), textured geomembrane cap, geocomposite drainage layer, a 12 inch thick layer of protective cover and a 6 inch thick layer of topsoil.

7.6 Gas System / Gas to Energy

A review of the facility's Title V Permit Application indicates that the landfill gas collection and control system (GCCS) consists of a 1,800 standard cubic feet per minute (scfm) flare. The 2010 greenhouse gas report summary indicates that in calendar year 2010, the GCCS consisted of 42 gas extraction wells. The summary also indicates that 483,963,758 scf of landfill gas (LFG) was generated in 2010 and the methane content of the LFG was 58.6%.

A review of the "Landfill Gas Purchase Agreement" between Southern Georgia (Southern Georgia) Company and Veolia ES Pecan Row Landfill, Inc. (Pecan Row) dated April 20, 2012 states that Southern Georgia has the exclusive right to purchase all LFG collected at Pecan Row. The Agreement also states that the LFG delivered to Southern Georgia must have a minimum methane content of 44% and Pecan Row will be paid $1.50 per MMBTU of LFG delivered to the custody transfer point, which will be paid monthly and will be increased by 1.5% each year beginning after the first full year.

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CORNERSTONE Environmental Group, LLC

HHNT Hodges, Harbin Newberry & Tribble, Inc.

It is also stated on the commencement of the commercial operation of the facility, Pecan Row must pay Southern Georgia $250,000, which will be credited against the monthly payments from Southern Georgia to Pecan Row The Agreement is for a 20 year period beginning on the commencement of the commercial operation of the facility with one ten year mutually agreeable renewal option The “Site Lease Agreement” between Southern Georgia (Southern Georgia), LLC and Veolia ES Pecan Row Landfill, Inc dated April 2012 indicates that Southern Georgia is leasing property from Pecan Row in order to construct their facility

The facility to be constructed by Southern Georgia has not yet been constructed

The “Landfill Profile Sheet” by Golder states that gas flow is 1,200 scfm

7	7 Environmental Monitoring
7	7 1 Hydrogeoiogy and Groundwater

The groundwater monitoring network at the facility consists of eleven groundwater monitoring wells, which are monitored on a semi-annual basis, A review of groundwater reports from the Second Semi-Annual Groundwater Report of 2007 through the Second Semi-Annual Groundwater Report of 2011 indicates that several metals including arsenic, beryllium, cadmium, chromium, nickel, selenium, silver, thallium, vanadium and zinc have been detected occasionally in groundwater wells at the facility Other metals including barium, copper and lead have been detected consistently in groundwater wells at the facility Also, volatile organic compounds including 1,2-dibromoethane, 1,1-dichloroethene, benzene and toluene have been occasionally detected in groundwater monitoring wells at the facility

Of these detection parameters, concentrations of 1,2-dibromoethane, cadmium, chromium, copper, beryllium, lead, silver and thallium have all occasionally exceeded their respective maximum contaminant level’s (MCL’s)

Statistically significant increases (SSI’s) have been calculated for barium TTL has stated that barium is naturally occurring in the groundwater in the area, which is supported by the fact that barium has been detected in all wells, including the up-gradient monitoring well and in surface water samples and as such, the landfill should not be considered the source of the detects A potential SSI has been calculated for 1,1-dichloroethene;

however, the absence of 1,1-dichloroethene during the subsequent sampling event indicates that the potential SSI is not valid

The site is not currently under corrective action and is not in compliance monitoring

In addition to the groundwater monitoring system, there is also one domestic well, which supplies water to the on-site facility, and one supply well, which supplies water for 7-7 maintenance purposes at the facility Both wells were sampled during first and second semi-annual events of 2009 During this sampling event, copper was detected once in the supply well and copper, barium, zinc and arsenic were all detected once in the domestic well Of these detected parameters, only arsenic was detected above its MCL A confirmation sample was taken, which detected arsenic below its MCL; therefore, TTL stated that the detection of arsenic in the Domestic Well was not consistent with detects from groundwater monitoring wells

7.7.2 Landfill Gas Probes

The methane monitoring network currently consists of five methane monitoring probes and five structures that are monitored on a quarterly basis A review of the quarterly methane reports from 2009 through 2011 indicates that methane has not been detected in any of the methane monitoring points above the regulatory limit

7.7.3 Storm Water

A review of the 2011 NPDES Annual Report indicates that as of the date of submittal of the Annual Report, the facility has a current Storm Water Pollution Prevention Plan and all required elements of the NPDES General Permit are being followed Analytical data attached to the Report indicate that total suspended solids were measure above the daily maximum and monthly average limits and ammonia and total recoverable zinc were measure above their respective permitted monthly averages All other parameters were measured within permitted limits No other data besides the 2011 NPDES Annual Report was reviewed as part of this evaluation

7.7.4 Air and Landfill Gas

The site has exceeded the 50 Megagrams (Mg) per year threshold for non-methane organic compounds (NMOC’s) and is therefore required to operate a landfill gas collection and control system (GCCS) A gas collection and control system is operated on the site

7.7.5 Surface Water

The surface water monitoring network at the facility consists of six surface water monitoring points, which are monitored on a semi-annual basis A review of groundwater reports from the Second Semi-Annual Groundwater Report of 2007 through the Second Semi-Annual Groundwater Report of 2011 indicate that parameters including oil and grease- HEM, cyanide, chromium, lead, selenium and zinc have been detected occasionally in surface water points at the facility Other parameters including total chemical oxygen demand, total organic carbon, total dissolved solids, arsenic, ammonia, barium, chloride and nickel have also been detected in surface water points pH has also regularly been detected at the facility below the limit of 6 0 standard units 7-8

Of the detected parameters only cyanide and lead have once been detected above their respective In-Stream Water Quality Standard (ISWQS) TTL stated that since cyanide was not detected during the subsequent monitoring event, the result should be considered anomalous

7.7.6 Leachate

It appears that leachate is being sampled on a monthly and quarterly basis This data was not reviewed as part of this evaluation

Leachate for this facility is discharged to the Lowndes County sanitary sewer system Previous management believed there was a direct discharge point, but in fact the leachate is primarily pumped and hauled via tanker truck to the Lowndes County Wastewater Treatment Plant The terms of this agreement were not available to HHNT

7.8 Compliance History

A review of all available inspection, enforcement and compliance documents was conducted for Pecan Row from January 2007 to May 2012 Our review shows that the subject facility was issued a Notice of Violation (NOV) on March 26, 2010 Georgia EPD has documented that the special waste customer, Safety Kleen, disposed hazardous waste material at the Pecan Row Landfill A subsequent notification, investigation and remediation effort was taken The site was working with regulators and Safety Kleen to remediate the situation by removing the hazardous waste and transporting it to a licensed hazardous waste disposal facility for disposal Additional follow up and documentation was performed Additionally, Georgia EPD issued the site a NOV and a Consent Order on May 18, 2010 A draft $48,850 settlement was proposed and a corrective action plan was accepted Additional follow up is required on the monetary settlement and administration within the Attorney General office It appears this issue has not been resolved

According to the “Full Compliance Evaluation Report,” a NOV was issued on February 9, 2012 after an air inspection by EPD for failure to maintain cover integrity logs from January 2010 through December 2011 Veolia issued a response letter on March 9, 2012 and stated that a form had been developed that would be completed on a monthly basis Georgia EPD responded and stated that no further action was required

7.9 Capital Expenditures and Closure / Post Closure Cost

Included as Appendix F is a comparison of recent assessments prepared by Veolia which project site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos) In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included Overall, we found Veolia’s 7-9 approach to predicting the timing of closure and capping projects and their approach for building cost estimates for those projects to be sound. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

In this area of the United States, we have experienced similar type capping costs ranging from $150,000 to $200,000. In view of this, and as shown in the Appendix F summary, it is recommended that certain cost expectations should be increased.

Cell Construction:

The entire footprint of this facility is constructed. Cell construction projects are not planned for this facility.

Closure Construction:

According to the documents reviewed, this facility currently has 23 acres with final cover installed on the lined MSW landfill. The final cover system for this MSW landfill consists of a 18 inch thick $1x10^{-5}$ cm/sec compacted soil liner, 40 mil LLDPE (textured), geocomposite drainage layer, and a 18 inch thick erosion and vegetative layer.

The 2012 airspace memo estimates that the site will close the remaining 41.3 acres of MSW landfill in 2013. The estimate for this event is predicted and was modeled in the same year as the Veolia estimate and the estimate in the Appendix.

Generally, the costs for closure estimated on the Veolia worksheets appear to be lower than that which would be expected. Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent and the soil placement unit prices, increasing the estimated soil volumes, mobilization unit prices and increasing the amount of erosion control. In addition, additional cost was added to include shaping and construction of the drainage berms terraces and storm water piping and outlets from the cap system which appeared to be underestimated previously. The result was a closure cost of $170,000 per acre for the closure events which is within the expected range for this region. The closure construction schedule and costs are attached in the Appendix.

As directed by the client, the closure construction estimates are only taken out 25 years or life of site whichever is less. According to the documents reviewed, this facility is scheduled to be filled to capacity in 2012 and permanently closed 2013.

Also noted is the fact that the 2011 closure cap does not have permanent grass established and re-grassing of this cap will be required this year.

MSW landfills are required to post financial assurance with Georgia EPD. Veolia meets this requirement by providing a corporate guarantee.

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HHNT
Hodges, Harbin, Newberry & Tribble, Inc.

Post Closure Care:

Currently, Georgia EPD requires a 30 year post closure period. It is estimated that this facility will enter post closure care in 2014 and potentially exit the care period in 2044. This estimation assumes that the facility will be filled to capacity in 2012, and that the entire area remaining to the closed, 41.3 acres, is closed in 2013.

All landfills in Georgia are required to post financial assurance with EPD. Veolia meets this requirement by providing a corporate guarantee. These most recently approved costs submitted to EPD on April 16, 2012 are outlined in Table 3 below:

Table 7.4 – Financial Assurance

Total Closure Financial Assurance Obligation to EPD (4/16/12)	Total Post-Closure Financial Assurance Obligation to EPD (4/16/12)	Total
$4,106,032	$2,634,907	$6,740,939

7.10 Site Visit and Interview

On June 15, 2012 Michael Stubbs, P.E. of HHNT conducted a site visit along with Todd Strong of Veolia and Tom Nelson of Advanced Disposal Services, Inc. A site tour was performed and an interview with Veolia personnel was conducted; a record of this site visit and site interview is attached in Appendix G2. Significant issues discovered during this site visit and site interview and discussed in the applicable sections of this Report.

7.11 Regulatory Interview

Not applicable – a regulatory interview was not allowed as part of this investigation.

7.12 Other Significant Items that are Unique to the site

- The 2011 final cap does not have permanent grass and a closure certificate from Georgia EPD has not been obtained.
- The status of the NOV and administrative order and fine needs to be resolved.
- Soil will be purchased for the 2013 closure or hauled from the Evergreen borrow area depleting the reserves available to Evergreen. This should be planned for in the model.

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8 VEOLIA ES CYPRESS ACRES LANDFILL

8.1 General Site Description

The Veolia ES Cypress Acres Landfill (Cypress Acres) is located at 7424 N.E. 33rd Court, Ocala, Florida in Marion County. The site is owned and operated by Veolia. The facility was originally permitted under the name Sandman Trucking Corporation C&D Landfill. Cypress Acres is a construction and demolition debris disposal facility with a permitted footprint of 36.77 acres. A site location map is included in Appendix G, which provides an aerial view of the facility and identifies significant features.

The area around the facility consists mostly of light residential areas and naturally wooded land.

8.2 Key Documents Reviewed

HHNT reviewed of all environmental files available on the project DataSite as well as the past five years of files available on the Florida Department of Environmental Protection (Florida DEP) OCULUS Website. Any files not entered into the DataSite or Florida DEP OCULUS Website are unknown to HHNT, and were not reviewed. All findings in this investigation are derived from the files reviewed alone.

8.3 Permits

8.3.1 Existing

Table 8.1 – Existing Permits

Type of Permit / License	Number	Issue Date	Expiration Date
C&D Debris Disposal Permit	SO42-0019903-007	2/13/2009	1/14/2014
Environmental Resource Permit	ERP42-016248-001-EM	May 20, 2000	unknown

<u>Solid Waste</u>

The site is currently operating under Permit No. SO42-0019903-007, which was most recently issued February 13, 2009 by Florida DEP and is set to expire on January 14, 2014. The facility is permitted to only accept Construction and Demolition Debris. The Solid Waste Permit was transferred from Onyx Waste Services, Inc. to Veolia ES Solid Waste, Inc. on March 12, 2007.

Last Printed: 6/25/12

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HHNT Hedges Harkin Newberry & Tribble, Inc.

The total disposal area for this facility is 36 77 acres within the property boundary of 48 6 acres The total constructed waste footprint is estimated at 21 8 acres According the Golder report, a partial closure of approximately 5 2 acres has been completed and approximately 15 acres remain to be constructed

The permit states the height of the landfill shall not exceed 144 feet (NGVD 1929) after the final closure slopes have been established and final cover placed The permit issued by DEP does not specify a restricted service area

According to the Permit List provided on the project DataSite, Cypress Acres was also issued Environmental Resource Permit (ERP42-016248-001 -EM) for the storm water management system on May 20, 2000 This ERP Permit was not available for review, the conditions are unknown and it is unknown if this permit is still active

Local Approval

There were no local government agreements between Cypress Acres and either Marion County or the City of Ocala, available for review during this investigation

Air Quality

Not applicable—this facility does not have an Air Quality Permit

Storm Water

The facility does not currently have an NPDES Storm Water permit According to the “Cypress Acres Storm Water Summary” from DataSite, the facility has a storm water drainage system in wrhich storm water accumulates and no storm water leaves the site As such, it was stated that the facility is not required to obtain an NPDES permit

8	3 2 Pending / Future / Expansion

Based on the information reviewed, there does not appear to be any planned expansions at this facility

8	4 Airspace and Soil Balance
8	4 1 Existing Airspace

The airspace documentation provided for this facility was reviewed and is summarized below:

Permitted Airspace:

8-13

Based on the 2012 airspace memo prepared by Veolia the permitted airspace in the landfill is estimated at 3,861,800 cy

Remaining Permitted Airspace:

Based on the 2012 airspace memo prepared by Veolia, the remaining permitted airspace in the lined MS W landfill is estimated at 2,676,626 cy

Remaining Constructed Airspace;

Based on the 2012 airspace memo prepared by Veolia, the remaining constructed airspace in the landfill is estimated at 357,556 CY It is unknown if “un-usable” airspace was subtracted from this number,

Volume Consumed Between Aerial Topographic Surveys:

The 2012 airspace memo provided by Veolia reports a volume consumed between February’ 25, 2009 and March 16, 2012 to be approximately 41,304 CY The calculated density at this time is calculated to be 3 3 gates yards, to 1 in-place yard and includes settlement over the landfill Projections going forward estimate density at 3 gate yards to 1 in-place yard, which appears reasonable

Table 8.2—Airspace Summary

Permitted Remaining Permitted Remaining Constructed Density (gate yards to

Airspace Airspace (3/16/12) Airspace (3/16/12) in-place yards)

(Cubic yards)* (Cubic Yards) (Cubic Yards)

3,861,800 cy ( 2,676,626 cy I 357,556 cy 3.3:1 cy/ey

Soil Balance:

The Veolia Cypress Acres Annual Airspace Computations (Working Copy) reported that at the end of 2008, the site had approximately 450,500 CY of soil cut material available Based on that information, and estimating 8 percent of remaining capacity for operational uses, and approximately 130,000 CY required for closure, the site appears to have excess soil available The total estimated excess soil is estimated to at 105,500 CY

Table 8 3 Soil Balance Summary

Operational cover Closure Cover soil Soil Cut Available Total Soil Required soil (Cubic Yards) in 2008 (Cubic yard) (Cubic Yards)

(Cubic Yards) Yards) I I

215,000 cy130 000 cy 450,500 cy | (105,500) excess

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8	4 2 Pending Future/Expansion

Based on the documents reviewed, there appears to be no planned expansions at this facility Pursuant to new Florida DEP Regulations, any future expansions of C&D debris disposal facilities will require a liner system

8	4 3 Tonnage Summary

The approved waste volume for the facility is an average of 2,000 cubic yards per day Actual rates are allowed to vary depending on operating conditions

The facility does not have scales and waste volume is reported to Florida DEP in CY According to the 2012 Airspace Model (ASM), the total gate yardage between surveys dated 3/16/12 and 2/25/09 approximately 794 operational days was 136,842 cy, which equates to approximately 172 gate yards or 52 in-place yards per working day

8	5 Liner and Cover System

According to the documents reviewed, this facility does not have a base liner system It is assumed that on-site soils will be excavated to design grade and proof rolled Additional efforts may be required if proof rolling fails

According to the Florida DEP Solid Waste Permit, the final cover system at this facility consists of a 24 inch thick soil layer, with the upper six inches capable of supporting vegetation

8	6 Gas System / Gas to Energy

Not applicable—this facility does not have a landfill gas collection and control system

8	7 Environmental Monitoring
8	7 1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility consists of seven groundwater monitoring wells, which are currently monitored on a semi-annual basis A review of the First Semi-Annual Groundwater Report of 2008 through the Second Semi-Annual Groundwater Monitoring Report of 2011, indicates that parameters including aluminum, benzene, iron, mercury and total dissolved solids have been consistently detected above their respective Primary Maximum Contaminant Level’s (PMCL’s) or Secondary Maximum Contaminant Level’s (SMCI/s) at the facility pH has also regularly been detected out of its allowed range; however, it has been below its minimum SMCL Golder Associates (Golder) stated that iron and aluminum are naturally occurring and therefore commonly detected in groundwater samples collected from surficial aquifers in Florida, which is supported by the fact that these parameters have been detected in the background well Golder also stated that

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the benzene, which has only been detected in MW-8R, appears to be originating from west of the facility.

As a result of mercury exceedances, the site was required to monitor groundwater and submit groundwater reports quarterly from 2005 through the Second Semi-Annual Sampling Event of 2008. After quarterly monitoring ceased, per Florida DEP's request, a "Contamination Evaluation Report and Interim Remedial Action Report" was submitted by Golder to Florida DEP in October 2008. The report stated that as groundwater elevation increases as do mercury concentrations, which could indicate mercury in the soils in the vicinity of MW-8 could be leaching into the groundwater. The report also stated that there appears to be an inverse correlation between high mercury levels and low pH levels in wells MW-8 and MW-8R. Golder recommended that new monitoring wells be installed to evaluate the extent of mercury impacts and that an Interim Remedial Action Plan (IRAP) be implemented in an attempt to remove mercury contaminated groundwater from the vicinity of MW-8R. Golder stated that the IRAP should include of pumping up to 10,000 gallons of contaminated groundwater out of MW-8R over a 48-hour time period.

In March 2009 Golder submitted a "Post Interim Remedial Action Report" to Florida DEP. The report stated that new wells were installed to assess the vertical and horizontal impacts of mercury at MW-8R. Mercury was detected below the PMCL and SMCL in the new wells indicating that mercury impacts are horizontally and vertically limited to the immediate vicinity of MW-8R. The report also stated that the IRAP was implemented and 4,000 gallons of contaminated groundwater were pumped out of MW-8R; however, continued mercury concentrations above the PMCL indicate that the IRAP had little impact on mercury concentrations. The report also concluded that MW-8R is in a thicker sequence of clastic Hawthorn soils relative to the rest of the site, which coincides with elevated mercury levels.

In the Second Semi-Annual Groundwater Report of 2011, Golder stated that mercury has shown a reduction of 71% in MW-8R from July 2009 to July 2011.

The site is not currently under a corrective action plan and is not currently in compliance monitoring.

8.7.2 Landfill Gas Probes

Not applicable – there is no landfill gas monitoring is required at this facility.

8.7.3 Storm Water

Not applicable – this facility does not have a Storm Water Permit.

8.7.4 Air and Landfill Gas

Not applicable – this facility does not have a landfill gas collection and control system.

Last Printed 6/25/12

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CORNERSTONE Environmental Group, LLC

HHNT Hodges Harbin Newberry & Tribble, Inc.

8	7 5 Surface Water

Not applicable—there is no surface water monitoring required at this facility

8	7 6 Leachate

Not applicable—there is no leachate collection system at this facility

8	8 Compliance History

A review of all available inspection, enforcement and compliance documents was conducted for Cypress Acres from January 2007 to May 2012 Our review shows that the subject facility has not been issued any Notice of Violations; however, areas of concern were identified that required additional attention, but did not result in Florida DEP taking enforcement actions are summarized below:

•	In May 2009, the site was inspected and Class I waste was noted as being uncompacted on site Improper spotting was attributed to dealing with a break-in at the facility office, according to the site No enforcement actions were taken by Florida DEP

•

In September of 2009 and June 2010, numerous cell phone casings were found on the active face, which are not considered C&D waste The site manager stated a box of casings had come from the demolished RMS communications building Cypress Acres employed temporary labor to remove unacceptable debris

There appears to be no outstanding NOV’s or Consent Orders at Cypress Acres

8	9 Capita! Expenditures and Closure / Post Closure Cost

Included as Appendix G is a comparison of recent assessments prepared by Veolia which predict site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos) In addition to providing a summary of Veolia’s most recent projections, our recommendations for predicted expenditures are included Overall, we found Veolia’s approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes

In this area of the United States, we have experienced similar type cell construction costs ranging from $70,000 to $160,000 per acre depending on soil volumes to purchase and capping costs ranging from $70,000 to $110,000 per acre In view of this, and as shown

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in the Appendix G summary, it is recommended that certain cost expectations should be increased

Cell Construction:

Based on the 2012 airspace memo, the site currently has approximately 357,556 CY of remaining constructed airspace in Cell L Assuming an average fill rate of 40 tons/day (45 gate cy/day between February 25, 2009 and March 16 2012) and compaction ratio of 3 gate yards to 1 yard in-place (3 3:1 between 2009 and 2012), and 260 operational days, the constructed airspace (Cell 1) will last approximately 25 8 years from the latest survey (3/16/2012) or until 2038,

HHNT revised the contingency on cell construction to 15 percent and added cost that is expected to be associated with erosion control, retention area construction, and grassing The result was a cost to construct of $150,000 per acre The cell construction schedule and costs are attached in the Appendix

For the purpose of this evaluation, the cell construction estimates are only taken out 25 years or life of site whichever is less For the purpose of this review, the next construction project in 2038 is included although it is beyond the study range

Infrastructure construction associated with the cells is included in the cell construction costs Other infrastructure construction projects in the next 25 years are detailed in the Appendix

Closure- Construction:

According to the documents reviewed, this facility currently has 5 15 acres with final cover installed The final cover system for the C&D landfill consists of an 18” thick layer of general fill and a 6” layer of top soil

The 2012 Airspace Memo estimates that the site will be closed in four events, two of which have already been completed, over the life of the landfill In the next 25 years, one closure event is predicted for 2036

Generally, the costs for closure estimated on the Veolia worksheets appear to be reasonable However, many line items that could be expected to be included in a project of this nature were excluded Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent and added line items such as erosion control and tack-on drainage berm construction The result was a closure cost of $70,000 per acre which is within the expected range for this region The closure construction schedule and costs are attached in the Appendix

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For the purposes of this evaluation, the closure construction estimates are only taken out 25 years or life of site whichever is less Closure projects to be constructed beyond 25 years are not included in the estimates

Post Closure Care:

Florida DEP currently requires a 5 year post closure period However this can be extended beyond five years for reasons outlined in the solid waste regulations Based on the current predictions, it is estimated that this facility will enter post closure care around 2205 The post closure construction schedule and costs are attached in the Appendix Veolia estimated for financial projections that a 20 year post closure period would exist For the purposes of this evaluation, HHNT kept the 20 years of post closure period Based on HHNT experience in this geographic region, post closure costs for C&D landfills provided by Veolia appear to be low Therefore, HHNT adjusted several unit prices and increased the contingency to 10 percent to calculate post closure costs This yielded a cost of post closure of $75,000 per year The post closure construction schedule and costs are attached in the Appendix

C&D disposal facilities in Florida are required to provide financial assurance with Florida DEP Veolia meets this requirement by providing an increased rider to a surety bond

Table 8 4—Financial Assurance

Total Closure Financial Total Post-Closure Financial Total

Assurance Obligation to Assurance Obligation to

Florida DEP (2/7/12) Florida DEP (2/7/12)

$1,424,987 $1,034,400 $2,459,387

8	10 Site Visit and Interview

Not applicable—a site visit and site interview were not allowed as part of this investigation

8	11 Regulatory Interview

Not applicable—a regulatory interview was not allowed as part of this investigation

8	12 Other Significant Items that are Unique to the site
•

Florida DEP is drafting regulations that will require all future C&D debris disposal facilities, including unpermitted expansions to be constructed with a liner and leachate collection system It is currently the position of Florida DEP that this will not affect any current permitted C&D debris disposal units that are not yet constructed

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9 VEOLIA ES PINE RIDGE LANDFILL

9.1 General Site Description

The Veolia ES Pine Ridge Landfill (Pine Ridge) is located on Grand Bahama Hwy, Freeport, Grand Bahama, Bahamas. The operation of the landfill is a joint venture project. Veolia, as a joint venture partner, is responsible for only half of the capital improvements.

The area around the facility is lightly populated and consists mostly of undeveloped land with some industrial activities and potential future residential areas. The Grand Bahama International Airport is located approximately 4,000' west of the subject property. A site location map is included in Appendix H, which provides an aerial view of the facility and identifies significant features.

Pine Ridge is a municipal solid waste (MSW) landfill that has a single composite liner system and leachate collection system. The landfill is located on approximately 190 acres and has a permitted footprint of 47.5 acres and began operation in 2002. According to Golder, approximately 20.2 acres have been constructed and no areas have been permanently closed. A large firebreak surrounds the footprint of the landfill.

The landfill also has a composting area and temporary bulk storage and recycling facility. Also noted on the airspace memo is that some on-site incineration is conducted. While detailed regulations for solid waste disposal do not appear to exist, it appears that Veolia is applying a composite liner and leachate collection system that is standard in the industry for the purpose of providing an environmentally safe disposal location for the waste on the island.

All constructed areas have a liner system and a gas collection system operates on-site.

Leachate is handled in a lined above-ground leachate storage pond.

9.2 Key Documents Reviewed

HHNT reviewed all environmental files available on the project DataSite. Any files not entered into the project Datasite are unknown to HHNT, and were not reviewed. All findings in this investigation are derived from the files reviewed alone.

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9-20 CORNERSTONE Environmental Group, LLC HHNT Hodges Harbin Newberry & Tribble Inc

9.3 Permits 9.3.1 Existing Table 9.1 - Existing Permits Type of Permit/ Number Issue Date Expiration Date License Building Permit 25166 7/15/2009 N/A Solid Waste Based on the documents reviewed, there does not appear to be a Solid Waste Permit at this facility. It appears that all permitting is handled through the Grand Bahama Port Authority. Local Approval Sanitation Services Company and the Grand Bahama Port Authority entered into a License Agreement on January 1, 1989 for the operation of a sanitary garbage disposal dump. This License Agreement was a supplemental amendment to the original Agreement dated February 1, 1967. On October 20, 2000, another supplemental amendment to the License Agreement was signed, which allowed Sanitation Services Company to carry on the operation of a sanitary disposal dump. It should be noted that this License Agreement also approves the disposal of hazardous and liquid waste. It is unknown if this facility has received any hazardous waste. Veolia does not appear to have been involved in waste disposal prior to 2002 in the Bahamas. On June 19, 2009, Sanitation Services Company submitted an application to the Grand Bahama Airport Company to increase the total height of the landfill to 150 feet above mean sea level. On July 9, 2009 the Grand Bahama Airport Company concluded that the landfill height of 150’ above mean sea level would not exceed obstruction standards and would not be a hazard to air navigation. Air Quality Based on the documents reviewed, there does not appear to be an Air Quality Permit at this facility. Storm Water Based on the documents reviewed, there does not appear to be a Storm Water Permit at this facility. 9-21

9.3.2 Pending / Future / Expansion

Based on the documents reviewed, there appears to be no planned expansions at this facility.

9.4 Airspace and Soil Balance

9.4.1 Existing Airspace

The airspace documentation provided for this facility was reviewed and is summarized below:

Permitted Airspace:

Based on the Veolia ES Pine Ridge Landfill Annual Airspace Calculations and the 2012 airspace memo, prepared by Veolia, the permitted airspace in the lined MSW landfill is estimated at **4,859,991 CY.**

Remaining Permitted Airspace:

The remaining permitted airspace was calculated from an aerial survey performed on January 18, 2012. Based on the 2012 airspace memo, it is estimated Pine Ridge landfill has a remaining permitted capacity of **4,030,471 CY.**

Remaining Constructed Airspace:

The remaining constructed airspace at this facility is based on the remaining airspace in Cells 1, 3, and 5. According to the 2012 airspace memo the Total Remaining Constructed Airspace (constructed and permitted as of January 18, 2012) is approximately: **538,201 Cubic Yards.**

Table 9.2 – Airspace Summary

Permitted Airspace (Cubic Yards)	Remaining Permitted Airspace (1/18/12) (Cubic Yards)	Remaining Constructed Airspace (1/18/12) (Cubic Yards)	Density (pounds/cubic yard)
4,859,991 cy	4,030,471 cy	538,201 cy	2,426 lbs/cy

Volume Consumed Between Aerial Topographic Surveys:

The volume consumed between aerial surveys for this facility was provided in the 2012 airspace memo and the Landfill Data Workbook (model) by Veolia. As reported, from

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CORNERSTONE Environmental Group, LLC
HHNT
Hodges, Harbin, Newberry & Tribble, Inc.

February 7, 2011 to January 18, 2012, the Pine Ridge Landfill airspace consumed was **60,747 Cubic Yards.**

Soil Balance:

No data was found on the DataSite containing any soil balance information. As will be discussed in Section 1.5 below, the bottom liner system has two options. In order to be consistent with the Veolia cell construction cost projections, the estimate below assumes that Option B – Synthetic Materials will be used. This option is composed of a 12" thick recompacted on site soil layer, a geosynthetic clay liner, a 60 mil HDPE geomembrane, a geocomposite drainage layer, a 12" thick layer of shredded mulch, and a 12" thick select solid waste layer. To be consistent with the Veolia cost projection, we have assumed that the 12" thick select solid waste layer will be composed of shredded mulch. The final cover system is composed of three (3') feet of soil. Assuming the facility uses 12% of the airspace as daily cover, and the 47.5 acre waste disposal area is closed, the facility will ultimately need approximately 810,000 cubic yards of soil. It is unknown how much soil can be obtained from on-site borrow areas, and how much will be purchased.

Table 9.3 – Soil Balance Summary

Operational cover soil (Cubic Yards)	Closure Cover soil (Cubic Yards)	Soil cut available (Cubic Yards)	Soil fill required (Cubic Yards)	Total Soil Required (Cubic Yards)
485,000 cy	255,000 cy	Unknown	70,000 cy	810,000 cy

9.4.2 Pending Future/Expansion

Based on the documents reviewed, there appears to be no planned expansions at this facility.

9.4.3 Tonnage Summary

There is no known maximum waste volume for the facility.

According to the Annual Airspace Calculations, the landfill accepted 73,697 tons of waste between February 7, 2011 and January 18, 2012. According to the Landfill Profile Sheet by Golder Associates, the waste acceptance for 2011 was 73,698 tons, for 2010 it was 77,007 tons, for 2009 it was 82,201 tons, and for 2008 it was 79,902 tons. Based on the Annual Airspace Calculations report, the site has an overall decrease in waste generation due to less tourist traffic. The report also cites an increase in special waste streams which is believed to have increased the overall density of the waste. The tonnage projection used by Veolia is 300 tons per operational day.

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CORNERSTONE Environmental Group, LLC
HHNT Hodges Harbin Newberry & Tribble, Inc.

9.5 Liner and Cover System

According to the Original Permit Drawings dated December 2000, there are two options for the liner system at this facility. Option A – Natural Materials, consist of 12" thick layer of recompacted on site material, a 12" thick layer of compacted quarry fines, a 60 mil HDPE Geomembrane, a processed limestone leachate collection layer (assumed 12" thick), a 12" thick shredded mulch layer, and a 12" thick select solid waste layer. Limestone leachate collection systems dissolve and clog the leachate collection system and are not recommended. Option B – Synthetic Materials, consist of a 12" thick layer of recompacted on site material, a geosynthetic clay liner, 60 mil HDPE Geomembrane, a geocomposite leachate collection layer, a 12" thick shredded mulch layer, and a 12" thick select solid waste layer. To be consistent with the Veolia cell construction cost projects, we have assumed that the 12" thick layer of select solid waste will be replaced with shredded mulch for Option A and B.

The final cover system at this facility consists of a 12" thick layer of compacted native soils, 60 mil HDPE geomembrane liner and 24 inches of topsoil. It should be noted that the Veolia closure cost projections included a geocomposite drainage media layer, which would increase the cost of the final cover system installation, if required.

9.6 Gas System / Gas to Energy

According to the Landfill Profile Sheet by Golder, the facility has no gas collection to energy system. The Profile Sheet also stated that Veolia is pursuing a United Nations Clean Development Mechanism (CDM) project to generate renewable energy credits and that approval was expected in May 2012. According to the Landfill Evaluation Report by Golder, there was a budget for constructing a GCCS, including gas flare, in 2012. Also, the Evergreen Landfill (in Georgia) Evaluation Report by Golder states that the flare from Pine Ridge will be relocated to Evergreen Landfill in 2012. Other documents state that a gas collection system and flare is in place at the facility but the details of what actually exists is not known.

In addition, Veolia appears to have had discussions with Grand Bahama Power Company but a rate for generation has not been agreed to.

9.7 Environmental Monitoring

9.7.1 Hydrogeology and Groundwater

The groundwater monitoring network at the facility consists of four groundwater monitoring wells that are currently sampled on a semi-annual basis. A review of the "Groundwater Sampling Report Rounds 14 &15" by Veolia indicates that groundwater results are compared to the USEPA maximum contaminant level's (MCL's) since the Bahamas does not have a solid waste program and thus established MCL's for

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HHNT HODGES HARBIN NEWBERRY & TRIBBLE INC

groundwater quality. In the Report, Veolia stated that groundwater quality has been affected by flooding and tidal surges from hurricanes that occur in the Bahamas between September 2004 and October 2005; however, groundwater quality has improved since the last major hurricane in 2005. Based on a review of historical sampling data in the Report and results from the February and August 2011 sampling events, parameters including ammonia, arsenic, chloride, iron, and TDS have consistently been detected above their respective MCL’s, pH has also occasionally been detected below its minimum MCL. It was stated that there has been a significant decrease in chloride, sulfate and TDS concentrations since hurricanes in 2004-2005 and as such, the detects should be attributed to seawater, and not to impacts from the landfill, Veolia also stated that elevated ammonia concentrations in well MW-1A, and low concentrations of TDS and chloride indicate that elevated ammonia concentrations may be from a spill or release in the area of well MW-1A. Also, iron has consistently been detected at low concentrations in all groundwater monitoring wells, except for MW-1A, which may or may not be related to elevated ammonia concentrations in that well, Veolia also stated that sodium concentrations in groundwater are significantly lower than concentrations detected in leachate. It was concluded by Veolia that groundwater quality has improved over time and that there have been no recent impacts to groundwater quality from landfill operations. 3.7.2 Landfill Gas Probes Based on the documents reviewed, there does not appear to be any landfill gas monitoring at this facility, 9.7.3 Storm Water Based on the documents reviewed, there does not appear to be any storm water monitoring at this facility. 9.7.4 Air and Landfill Gas According to the Landfill Profile Sheet by Golder, the facility has no gas collection and control system (GCCS). 9.7.5 Surface Water The “Groundwater Sampling Report Rounds 14 & 15” by Veolia states that five samples have been taken from the sedimentation pond since 2005 and that parameters including sulfate. chloride, TDS, COD, alkalinity and sodium have shown an increase rend during the past three events. Concentrations of the detected parameters were compared to analytical data from the groundwater wells and it was stated that the concentrations were about the same as the groundwater results, which indicates that the sedimentation pond has not been affected by landfill operations. A review of analytical data from the August 9-25

2011 sampling event indicates that parameters including TDS, chloride, ammonia, COD, alkalinity, sulfide and sodium were detected at elevated concentrations.

9.7.6 Leachate

The "Groundwater Sampling Report Rounds 14 & 15" by Veolia states that leachate samples have been collected from the leachate pond on a semi-annual basis since the beginning of 2008. Veolia stated that analytical results show high levels of chloride, TDS and ammonia compared to groundwater. It was also stated that the analytical data from 2010 is consistent with previous analytical data and that the data does not suggest that the concentrations of detected parameters are considered hazardous. A review of analytical data from the February and August 2011 sampling events indicates that detected parameters and concentrations were consistent with historical data.

A leachate collection system is present on the base liner system. However the leachate conveyance media is not the standard sand or soil media that is normally expected. It instead consists of a shredded mulch layer and select waste layer. A geocomposite has been added to the base liner system to assist with leachate removal. Based on information in the DataSite, leachate disposal appears to consist of evaporation and recirculation back into the landfill from the lined leachate pond.

9.8 Compliance History

There were no compliance or inspection reports available for review on the DataSite; however, in the Pine Ridge Landfill Evaluation Report conducted by Golder, it was concluded that the facility met is in compliance with comparable U.S. standards and the operational policies that govern Veolia sites. Additionally, Golder concluded that there are no current outstanding NOVs for this facility.

9.9 Capital Expenditures and Closure / Post Closure Cost

Included as Appendix H is a comparison of recent assessments prepared by Veolia which predict site development, closure and post-closure care costs and timing of those expenditures for the landfill (Summary Comparison of 2011 and 2012 Airspace Memos). In addition to providing a summary of Veolia's most recent projections, our recommendations for predicted expenditures are included. Overall, we found Veolia's approach to predicting the timing of cell construction and capping projects and their approach for building cost estimates for those projects to be sound. In addition, the cell acreage quantity for Cell 6 construction costs was incorrectly inserted in to a calculation sheet. The quantity has been updated to reflect the actual cell acreage for the construction cost. In some cases, we believe the cost estimates are too aggressive to be considered reliable and in those cases we have recommended alternative costs for modeling purposes.

Last Printed: 6/25/12
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CORNERSTONE Environmental Group, LLC
HHNT Hodges, Harbin, Newberry & Tribble, Inc.

Throughout the southeastern region of the United States, we have experienced similar type cell construction costs ranging from $325,000 to $425,000 depending on soil volumes to move and capping costs ranging from $140,000 to $170,000. We believe that these projects in Bahamas could be expected to trend to upper portion of the predicted cost range due to limited soil availability and lower construction resources than those available in the United States. In view of this, and as shown in the Appendix H summary, it is recommended that certain cost expectations should be increased

Cell Construction:

The site currently has approximately 538,201 CY of available airspace constructed. Using the same projections as those listed in the Landfill Data Workbook, 300 tons/day, compaction ratio of 1,800 pounds/cy, and 286 operational days per year, the constructed airspace will last approximately 5.6 years from the latest aerial survey (1/18/2012) or until the third quarter in 2017. Therefore the next cell construction should be planned for in early 2016, or before.

The cell construction costs estimated by Veolia appear to be low considering this facility appears to be a net fill job and requires the purchase and shipment of all soil and shredded mulch materials. Also, future storm water management system cost and erosion control was not considered in the estimation.

Based on HHNT's experience, we revised the contingency to 15 percent and revised unit prices on several items for higher soil placement / purchase, added erosion control, and storm water control items. The result was a cost to construct of approximately $400,000 per acre. However, it should be noted that the Pine Ridge Landfill is a 50/50 joint venture, and only half of the capital costs are currently paid for by Veolia. The cell construction schedule and costs are attached in the Appendix.

For the purposes of this evaluation, the cell construction estimates are only taken out 25 years or life of site whichever is less. Cells to be constructed beyond 25 years are not included in the estimates.

Other infrastructure construction projects include a leachate evaporator, an air curtain incinerator, a landfill maintenance shop, and repaving and extending the entrance road. These costs are included in the Appendix.

Closure Construction:

According to the documents reviewed, this facility does not currently have areas with final cover installed. The final cover system for this facility is permitted as a 12" thick compacted native soil, a 60 mil HDPE geomembrane, and a 2' thick layer of topsoil. For budgeting purposes, Veolia has used a more traditional final cover system. The budgeted

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system consists of a 12" thick compacted soil layer, a 40-mil LLDPE geomembrane liner, a geocomposite drainage layer, a 18" general fill layer, and a 6" thick vegetative layer.

The Landfill Data Workbook (model) estimates that within the next 25 years, there will be two capping events; one 13 acre event in 2017 and one 13.3 acre event in 2036.

Generally, the costs for closure estimated on the Veolia worksheets appear to be lower than that which would be expected. Therefore, HHNT revised the cost of closure by adjusting the contingency to 15 percent and the soil placement and purchase unit prices, increasing the estimated soil volumes, mobilization unit prices and increasing the amount of erosion control. In addition, additional cost was added to include shaping and construction of the tack-on drainage berms and storm water piping and outlets from the cap system which appeared to be underestimated previously. The result was a closure cost of $190,000 per acre in the closure events which is within the expected range for this region. The closure construction schedule and costs are attached in the Appendix.

Post Closure Care:

No post closure period is required in the Bahamas; however, a 30 year post closure period has been estimated for this cost estimate. It is estimated that this facility will be filled to capacity near the third quarter of 2054, and will enter post closure care around 2055. The post closure construction schedule and costs are attached in the Appendix. Since the facility is a bioreactor, additional costs are expected for the post closure care period as leachate will have to be addressed.

Table 9.4 – Financial Assurance

Total Estimated Closure Cost	Total Estimated Post-Closure Cost	Total Estimated Cost
$8,075,000	$2,910,000	$10,985,000

9.10 Site Visit and Interview

Not applicable – a site visit and site interview were not allowed as part of this investigation.

9.11 Regulatory Interview

Not applicable – a regulatory interview was not allowed as part of this investigation.

9.12 Other Significant Items that are Unique to the site

- The License Agreement for this facility approves the disposal of hazardous and liquid waste. It is unknown if this facility currently receives or has received any hazardous waste.

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HHNT Hodges Harbin Newberry & Tribble Inc

• The facility has a large amount of storage for used oil. This storage is in secondary containment but approaches 30,000 gallons of storage. The plan for disposal of this waste oil is not clear. * The scope of services is specified in the agreement with the Port Authority that details requirements and payments for transportation and disposal fees due to the Port Authority. 9-29

LIMITATIONS The work product included in the attached was undertaken in full conformity with generally accepted professional consulting principles and practices and to the fullest extent as allowed by law we expressly disclaim all warranties, express or implied, including warranties of merchantability or fitness for a particular purpose. The work product was completed in full conformity with the contract with our client and this document is solely for the use and reliance of our client (unless previously agreed upon that a third party could rely on the work product) and any reliance on this work product by an unapproved outside party is at such party’s risk, The work product herein (including opinions, conclusions, suggestions, etc.) was prepared based on the situations and circumstances as found at the time, location, scope and goal of our performance and thus should be relied upon and used by our client recognizing these considerations and limitations. Cornerstone shall not be liable for the consequences of any change in environmental standards, practices, or regulations following the completion of our work and there is no warrant to the veracity of information provided by third parties, or the partial utilization of this work product,

APPENDIX A VE0L1A ES EAGLE BLUFF LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Eagle Bluff Landfill, Tuscaloosa, AL | 2011 ASM (2012$) 2012 ASM (2013$) Recommendation Site life Estimated Year-End Remaining Permitted Airspace 1,685,000 cy (12/31/11) 1,666,725 cy (12/31/2012) 1,611,284 cy (12/31/2012) Current-Year Calculated Density 3.1 CY/CY 2010 CY/CY 2.0 CY/CY Density Projection Used to Determine Site Life 2.0 CY/CY 3.0 CY/CY 2.5 CY/CY Fill Rate Projection 2,000 CY/Okay 845 CY/Okay 845 CY/pay Remaining Site Life 7.1 years 22.1 years 17.7 years Projected Cell Construction 2013 Cell 1 and 2 31.90 ac $939,002 N/A * 2017 Cell 1 and 2 10.00 ac N/A $562,764 * 2017 Partial Call l and 2 3.01 ac N/A N/A $375,000 Projected Infrastructure Projects 2013 Office Building Relocation $15,000 N/A N/A Power line Relocation $36,000 N/A N/A 2014 Office Building Relocation N/A $15,000 $17,250 Power line Relocation N/A $35,000 $40,250 Vent Trench N/A $33,000 $40,000 2015 Install Scale N/A N/A $100,000 Projected Closure/Construction 2018 Phase 1 10.00 ac $381,315 N/A N/A 2020 Phase 2 21,90 ac $762,798 N/A N/A 2020 Phase 1 10.00 ac N/A $392,373 $1,100,000 2029 Phase 2 21.90 ac N/A N/A $2,409,000 2034 Phase 2 21.90 ac N/A $784,918 N/A Projected Post-Closure Care Post-Closure Care Statutory Period 30 years 30 years Potential for Perpetual Care Initial Year 2020 2034 2030 Annual Cost $28,100 $28,910 $60,000 Total Cost $843,000 $867,300 $1,800,000 * Veolia estimated that approximately 7 acres of waste should be removed and then the base grade lowered to design grade and then an additional 3 acres constructed. For this recommendation, it was deemed financially not feasible to move 53,900 cy of waste and then remove 89,500 cy of soil. Therefore only three acres remain to be constructed at $125,000 per acre. Should the owner wish to remove the waste and remove the additional soil in the 7 acres, approximately $600,000 should be added to the estimate bringing the total of construction to $975,000.

Landfill Capacity and Capital Spending Review—Southeast Region For each landfill please complete the summary table confirming the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation. Landfill Density Determination Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key issues i calculations make sense) (do the remaining (if the landfill indicates spending for cell (do the projected onsite for daily cover and that could impact costs constructed and that an expansion is likely development, landfill gas quantities and cost seem closure activities or does significantly on the site’s permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to be financial model ‘ j calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite i reasonable) pitfalls) or does the size reasonable based on conditions or is there soil is required are the of the expansion seem local conditions and inadequate being costs accounted for) i reasonable) information provided) reserved for these activities Eagle Bluff Landfill Yes Yes- However removing Not Applicable-No Yes the projected No- the closure and post No—adequate soil for No other key issues are j waste to regain lost soil Expansion Planned schedule is reasonable. closure costs appear to operation of the landfill known at this time volume was not included However the costs be lower than expected is not on-site and an off- in this analysis appear to be lower than expected for this geographic region site source is required. Costs do not appear to reflect the off-site soil purchase

APPENDIX B VEOUA ES STAR RIDGE LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Star Ridge Landfill, Moody, AL 2011 ASM (2012 $) 2012 ASM (2013 $) Recommendation Site Life Estimated Year-End Remaining Permitted Airspace 40,300,000 cy (12/31/11) 39,892,706 cy (12/31/2012) 39,892,706 cy (12/31/2012) Current-Year Calculated Density 2,616 Ibs/cy 1,937 Ibs/cy 1,937 Ibs/cy Density Projection Used to Determine Site Life 1,700 Ibs/cy 1,700 Ibs/cy 1,700 Ibs/cy Fill Rate Projection 900 tpd 900 tpd 900 tpd Remaining Site Life 134 years 132.5 132.5 years * Projected Cell Construction 2012 Cell 2-7 (temp gas collect & leachate recirc) 47.23 ac N/A $277,611 $320,000 2015 Cell 8A (assume building half cells for savings) 9.65 ac N/A N/A $3,860,000 2016 Cell 8 19.30 ac $4,453,954 $4,548,805 N/A 2021 Cell 8B (assume building half cells for savings) 9.65 ac N/A N/A $3,860,000 2026 Cell 9A (assume building half cells for savings) 9.0 ac N/A N/A $3,600,000 2027 Cell 9 17.91 ac $5,817,662 $5,973,969 N/A 2032 Cell 9B (assume building half Cells for sayings) 8.91 ac. N/A N/A 3,600,000—Projected Infrastructure Projects 2012 Minor Permit Modifications $30,000 N/A N/A TBD Permit Modifications N/A $127,061 $147,000.00 2016 Gas system expansion / improvements N/A N/A $250,000.00 2018 Road Maintenance N/A $30,000 $34,500.00 2019 Fencing N/A $52,942 $61,000.00 2024 Gas system expansion / improvements N/A N/A $250,000.00 2030 Facility Landscaping N/A $52,942 $61,000.00 Projected Closure/Construction 2013 Phase 1 5.1 ac $813,052 N/A N/A 2018 Phase 1 5.1 ac N/A $1,081,149 $1,080,000 2020 Phase 2 20.0 ac $2,340,241 N/A N/A 2027 Phase 2 20.0 ac N/A $2,570,220 $3,300,000 2030 Phase 3 22.2 ac $2,348,002 N/A N/A 2037 Phases 3 22.2 ac N/A $2,266,554 $3,663,000 Projected Post-Closure Care Post-Closure Care Statutory Period 30 years 30 years Potential for Perpetual Care Initial Year 2145 2144 2144 Annual Cost $533,940 $549,420 $549,420 Total Cost $16,018,200 $16,482,600 $16,482,600

Landfill Capacity and Capital Spending Review—Southeast Region Far each landfill please complete the summary fable confirming the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation, | Landfill Density Determination Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other i (do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key issues calculations make sense) (do the remaining (if the landfill indicates spending for cell (do the projected onsite for daily cover and that could impact Costs l constructed and that an expansion is likely development, landfill gas quantities and cost seem closure activities or does significantly on the site’s i permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to be financial model) i calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite \ reasonable) pitfalls) or does the size reasonable based on conditions or is there soil is required are the i of the expansion seem local conditions and inadequate being costs accounted for) l reasonable) information provided) reserved for these 1 activities) i Star Ridge Landfill Yes- the calculation Yes—Volume surfaces Not Applicable - No No- the capital No- the closure and post No - the C&D landfill soil Previous volumes 1 appears reasonable and were not provided but Expansion Planned expenditure costs appear closure costs appear to balance is not provided, reduced 2,800,000 cy of ) settlement is taken into the calculation is to be lower than be lower than expected In addition, the MSW airspace for future i account consistent with the 2011 expected for this for this geographic region landfill soil balance did vertical separation calculation geographic region not include tack on berms or additional slope soil requirements. Off-site soil will be required. Costs do not appear to reflect off-site soil demonstration. This volume is included in the number reported in 2012. purchase

APPENDIX C VEOLIA ES CEDAR HILL LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Cedar Hid Landfill, Ragland, AL 2011 ASM (2012 $ 2012 ASV1 (2013 $)* Recommendation Site Life Estimated Year-End Remaining Permitted Airspace 65,300,000 cy (12/31/11 65,047,528 cy (12/31/2012) 65,047,528 cy (12/31/2012) Current-year Calculated Density 1,735 Ibs/cy 2,183 Ibs/cy 2,183 Ibs/cy Density Projection Used to Determine Site Life 1,600 Ibs/cy 1,600 Ibs/cy 1,600 Ibs/cy Fill Rate Projection 750 tpd 750 tpd 750 tpd Remaining Site Life 244 years 243.5 years 243.5 years Projected Cell Construction 2012 Cell 6B* 6.3 ac $1,516,390 Status/Cost Unknown Status/Cost Unknown** 2012 Cells 1-6B 45.9 ac IK/A $153,738 $176,799 2016 Cell 6C 7.6 ac $1,804,290 N/A N/A 2018 Cell 6C 4.75 ac N/A $1,673,744 $1,805,0130 2021 Cell 6D 3.7 ac N/A N/A $1,406,000 2022 Cell 7A* 10.2 ac $3,626,687 N/A N/A 2023 Cell 6D 3.7 ac N/A $1,045,788 N/A 2026 Cell 7A(1) 15.3 ac N/A N/A $5,814,000 2027 Cell 7A*** 10.2 ac N/A $2,250,363 N/A 2028 Cell 78*** 10.2 ac $1,926,461 N/A N/A 2029 Celt 71(1) 15.3 ac N/A N/A $5,815,000 2032 Cell 7B*** 10.2 ac N/A $1,980,757 N/A 2033 Cell 8A 15.9 ac N/A N/A $6,042,000 2035 Cell 7C*** 10.2 ac $1,926,461 N/A N/A Projected Infrastructure Projects 2012 Gas System Flare -15 year life $2,060,000 N/A N/A 2012 Major Permit Modifications (3) $123,600 N/A N/A 2012 Office Building (one every 50 years) $947,600 N/A N/A 2012 Fencing / Landscaping (every 30 years) $1,442,000 N/A N/A 2013 Fencing N/A $50,000 $57,500 2013 Leachate Treatment Wetlands N/A $420,000 $483,000 2011 Road Maintenance N/A $30,000 $34,500 2014 Fencing N/A $50,000 $57,500 2015 Office Building N/A $317,652 $365,300 2018 Gas System Improvements N/A N/A $200,000 2018 Fencing/Landscaping N/A $211,768 $243,500 2021 Gas System Improvements N/A N/A $150,000 2026 Gas System Improvements N/A N/A $150,000 2026 Leachate Tank N/A N/A $700,000 2026 Replace Scale N/A N/A $110,000 2026 Groundwater well Installation N/A N/A $75,000 2029 Gas System improvements N/A N/A $150,000 2032 Wetlands mitigation (5.53 acres x $28,500/acre) N/A $157,500 $181,125 2032 Stream Mitigation (2,995 LF * $175/LF) N/A $524,125 $603,000 2033 Gas System improvements N/A N/A $150,000 Projected Closure/Constriction 2013 Phase 1 13.8 ac $1,759,416 N/A N/A 2016 Phase 1 13.8 ac N/A $1,911,919 $2,277,000 2020 Phase 2 13.9 ac $1,908,828 $1,762,200 $2,293,500 2030 Phase 3 14,3 ac $1,816,828 $1,832,139 $2,359,500 Projected Post-Closure Care Post-Closure Care Statutory Period 30 years 30 years Potential for Perpetual Care Initial Year 2256 2256 2256 Annual Cast $801,890 $401,910 $480,000 Total Cost $24,056,700 $12,057,300 $14,400,000 *2012 ASM **Construct “The 203 based on 50 yr life, values indicated in the Site Life cost remaining for the planned Cell 68 construction 1 and 2012 Veolia airspace memo’s over estimatec section in 20 the airspace are based on the values in the AS L2 is currently unknown and unavailable available in Cells 7A, 7B, 7C, 8A, SB M, but are for the entire life of the site. and 8C.

Landfill Capacity and Capital Spending Review—Southeast Region for each landfill please complete the summary table cc Density Determination the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation. landfill Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other ) (do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key issues calculations make sense) (do the remaining (if the landfill indicates spending for cell (do the projected onsite for daily cover and that could impact costs constructed and that an expansion is likely development, landfill gas quantities and cost seem closure activities or does significantly on the site’s permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to he financial model) calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite reasonable) pitfalls) or does the she reasonable based on conditions or is there soil is required are the of the expansion seem local conditions and inadequate being costs accounted for) reasonable) information provided) reserved for these activities) Cedar Hill Landfill Yes- the calculation Yes—Volume surfaces Not Applicable-No No-the capital No- the closure and post No-The soil borrow If on-site borrow is appears reasonable and were not provided but Expansion Planned expenditure costs appear closure costs appear to calculations show a available this would settlement is taken into the calculation is to be lower than be lower than expected deficit of soil. It is not reduce soil costs. account consistent with the 2011 expected for this for this geographic region clear if additional soil Wetland treatment of calculation geographic region borrow areas outside of the footprint are included in the calculation. leachate is mentioned and leachate treatment costs are expensive for this site in pump and haul format,

APPEMDIX D VEOLIA ES TAYLOR COUNTY LANDFILL

Taylor County Landfill Site Visit
June 14, 2012

Attending:

Gerald Allen
Michael Stubbs
Mike Dougherty
Larry Hubbard
Rhonda O'Connor

Summary of items discussed:

1. Property is leased and not owned. Site is operated on a lease agreement from the landowner. Landfill property is approximately 634 acres.
2. There are 13 employees.
3. There has been no work done on the CCR monofill.
4. Site is extremely sandy and it is very difficult to grow grass and an irrigation system is needed. Site is in a significant groundwater recharge area.
5. It appears that the land owner that owns the landfill has purchased land around the site and this land may be used with land owner permission for borrow and most likely some financial arrangement.
6. A small methane problem exists on the back side and a small blower is in place.
7. Landfill operates a rail facility.
8. Landfill is responsible for a gas system and provides gas at a certain quality at a point of delivery and the EDI converts to electricity. If they do not use it for electricity then it goes to the flare that the landfill operates but they are still paid as if electricity were made.
9. Site is NSPS.
10. There are host fees included to the state that total approximately $3.75 per ton and it varies depending on how much out of state waste comes in.
11. They currently take C&D waste from CSX and a stabilized sewer sludge from New York.
12. Rail yard has its own equipment and agreements and Rhonda runs that portion of the business.
13. There is a solid waste permit, an NPDES permit and several rail contracts that the site must abide by for turn time, residual left in the car, cleaning of the car, cars with liners and management of cars.
14. The jockey crashed several years ago and they now they use a car mover.
15. Grade on the rail is 3.5% and is too steep and there needs to be some improvement made. There have been instances of cars rolling into the protection bank and derailing due to the grade.
16. Recently a host fee law suit was negotiated and settled and it has a five year sunset.

The most recent consent order was closed a couple of weeks ago and a letter was shown to me verifying this but not provided. Some areas are capped—approximately 34 acres and approximately 145 acres are constructed. Site has limited remaining constructed airspace. No expansions are pending. Next door neighbor went to prision for mishandling leachate and defrauding a local city. Site produces 600,000 to 700,000 gallons of leachate per month. They are trying to permit a wetland treatment facility on site to treat the leachate and then spray apply for irrigation. Site is highly erodible. Power plant for gas generation is operated by someone else, There appears to be some leachate in the bottom of the landfill. Owner said they keep them between 36” and 48” of height at the sump locations. Leachate goes to City of Montezuma and this is surprising POTW can handle this amount. They have an ag well onsite. The site appears to be soil starved and clay does not appear to be on site and they plan to get it from the monofill landfill area or adjacent property. Recirculate 20,000 gallons per day. Had been mixing leachate with JEA ash but lost the JEA ash project. The solidification pit looks terrible. Have plenty of liquid waste and are mixing it with whatever they can over the liner. Veolia says they need infrastructure improvement on the rail and have been budgeting. Cell construction is scheduled for next year. Site is served by CSX and Norfolk Southern is 8 miles away. Rhonda is the area manager for rail solutions. Keeping site in compliance is a constant problem. No neighbors and really no complaints. Rail transfer site is messy and some improvements are needed. Landfill equipment appeared to be old and worn. No leachate has been land applied except possibly illegally by the next door neighbor who was also hauling. Site tour was conducted and the site was in a mess. Grass even on the final cap area is spotty to non -existent. Scott Henson is local inspector. It appears that a majority of the site is disturbed and most cells have been disturbed. No unique cap or liner systems. Irrigation and soil maintenance is a must at this site. Site tour was conducted.

47, The rail facility will require constant maintenance. All cars and units must be stacked exactly as they are when they come in. They do not have unit trains and cars are handled in 2 or 3 rail yards around the region. There is a feasibility study being prepared to see if it is economical to do unit trains out of Veolia rail transfer facility in the northeast. 48. They believe the CCR monofill will be very beneficial to them in the future.

Summary Comparison of 2011 and 2012 Airspace Memos Taylor County landfill, Mauk, GA 2011 ASM (2012 $) 2012 ASM (2013 $j Recommendation Site Life Estimated Year-End Remaining Permitted Airspace 44,600,000 cy (12/31/11) 44,775,494 cy (12/31/2012) 44,775,494 cy (12/31/2012) Current-Year Calculated Density 1,600 Ibs/cy 1322 Ibs/cy 1,822 fbs/cy Density Projection Used to Determine Site Life 2,163 ibs/cy 1,600 Ibs/cy 1,600 Ibs/cy Fill Rate Projection 1,700 tpd 1,700 tpd 1,700 ted Remaining Site life 75.1 years 74.4 years 74.4 years Projected Cell Construction 2013 Cell 14 10.6 ac $2,524,201 N/A N/A 2014 Cell 4 10.6 ac N/A $2,562388 $4,240,000 2018 Cell 15 9.3 ac $2,189,095 N/A N/A 2021 Cell 15 9.3 ac N/A $2,222382 $3,720,000 2024 Cell 16 10.8 ac $2,548,818 N/A N/A 2027 cell 16 10.8 ac N/A $2,587,666 N/A 2028 Cell 16 10.8 ac N/A N/A $4,320,000 2031 Cell 17 a.9« $2,017,433 N/A N/A 2034 Cell 17 8.9 ac N/A $2,047,042 N/A 2035 Cell 17 8.9 ac N/A N/A $3,560,000 2037 Cell 18 13.4 ac $3,348,421 N/A N/A Projected infrastructure Projects 2012 Shop Budding $200,000 N/A N/A 2012 Solidification Facility $1,500,000 N/A N/A 2012 Gas Migration Remediation $100,000 N/A N/A 2012 Leacbate Treatment Wetlands $500,000 N/A N/A 2012 Roadway Maintenance $50,000 N/A N/A 2012 Soil Borrow Study $90,000 N/A N/A 2012 Rail Upgrades $2,500,000 N/A N/A 2012 West Side Stormwater Controls $500,000 N/A N/A 2012 Leachate System Upgrades $500,000 N/A N/A 2013 Leachate Treatment Wetlands N/A N/A $600,000 2013 Leachste Loading Secondary Containment N/A $30,000 $34,500 2013 irrigation and Grassing N/A N/A $250,000 2013 Erosion Control Repairs N/A N/A $850,000 2013 Sorrow Study N/A N/A $70,000 2014 Rail Upgrades N/A N/A $3,050,000 2014 Roadway Maintenance N/A N/A $185,000 2014 West Side Stormwater Controls N/A N/A $700,000 2014 CCR Permitting N/A N/A $200,000 2015 Permitting Cost Improvements N/A $635,922 $300,000 2015 irrigation and Grassing N/A N/A $250,000 2015 Gas System Expansion / Improvements N/A N/A $250,000 2018 Erosion Control Repairs N/A N/A $500,000 2018 Gas Migration Remediation N/A $529,935 $609,500 2018 Roadway Maintenance N/A $158,981 N/A 2018 Rail Upgrades N/A $2,649,675 N/A 2020 Solidification Facility N/A $1,589,805 $1,850,000 2020 Soil Borrow Study N/A $60,000 N/A 3025 Cas System Expansion / Improvements N/A N/A $250,000 2035 Gas System Expansion / Improvements N/A N/A $250,000 Projected Closure/Construct 2012 Phase 2 30.0 ac $3,577,289 N/A N/A 2016 Phase 2 30.0 ac N/A $3,626,427 $5,400,000 2020 Phase 3 30.0 ac $3,585,983 N/A N/A 2025 Phases 30.0 ac N/A $3,452,680 $5,400,000 2025 Phase 4 30.0 ac $3,510,826 N/A N/A 2036 Phase 4 30.0 ac N/A $3,558,036 $5,400,000 2036 Phase S 30.0 ac $3,565,983 N/A N/A Projected Post-Clouser Care Post-Closure Care Statutory Period 30 years 30 years Potential for Perpetual Care initial “Tear 2087 2087 2087 Annual Cast $475,370 $369,070 $491,400 Total Cost $14,261,100 $11,072,100 $14,742,000

Landfill Capacity and Capital Spending Review—Southeast Region For each landfill please complete the summary table confirming the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation. Landfill Density Determination Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other (do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key issues calculations make sense) (do the remaining (if the landfill indicates spending for cell (do the projected onsite for daily cover and that could impact costs constructed and that an expansion is likely development, landfill gas quantities and cost seem closure activities or does significantly on the site’s permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to be financial model) calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite reasonable) pitfalls) or does the size reasonable based on conditions or is there soil is required are the of the expansion seem local conditions and inadequate being costs accounted for) reasonable) information provided) reserved for these activities) Taylor County Landfill No—Densities reported Yes—Volume surfaces Not Applicable - No No - the capital No-the closure and post Yes—Soil is on-site based Growing grass is very are much higher than were not provided but Expansion Planned expenditure costs appear closure costs appear to on the calculations done difficult and irrigation would normally be the calculation is to be lower than be lower than expected by Oasis. However, clay may be required and expected. The densities consistent with the 2011 expected for this for this geographic region soil does not appear to potentially top soil to to account for settlement calculation geographic region be on-site and must be form a strong root bed. all over the site. identified and cost revised accordingly

APPENDIX E VEOLIA ES EVERGREEN LANDFILL

Site Visit for Pecan Row and Evergreen
June 15, 2012

Attending:

Michael Stubbs, PE
Tom Nelson
Todd Strong

Summary of items discussed:

1. Access to Evergreen is on a long term lease agreement. The building is a LEED certified building and is on a vent system to prevent methane from entering the building.
2. Dual scale and there is an active tire wash system.
3. Evergreen has site suitability and expect the application for the expansion in August of this year by Arcadis.
4. Area 4 is constructed and filling is in progress. All waste currently going to Pecan as they try to finish it out. They expect to be at Pecan until fourth quarter this year.
5. Take about 2,000 tons/day currently.
6. Borrow area for Evergreen is large since deep cut depths are not possible.
7. Evergreen leachate goes to the City and Pecan to the County.
8. There is some testing of the Evergreen leachate and a flow meter for used in payment.
9. Langdale agreements require Veolia not to remove the ridge. Veolia will do so once a non-appeable permit is in place.
10. Jack and Wesley Langdale are the primary points of contact.
11. The Langdale's have purchased the property across the street from Pecan and have a borrow permit in on it. The property is supposed to be an industrial park and the soil can be purchased by Veolia at a discounted rate. The terms of that agreement were not available.
12. Footprint of the expansion at Evergreen has changed some from previous conceptual design.
13. 1/3 of Pecan capped and all is planned to be capped in 2013.
14. The agreement with the City is for mining the City landfill by 2015.
15. The City landfill must be mined in order to avoid the three landfill rule.
16. Soil for this site is an issue.
17. Wetland impacts and mitigation for the expansion are required but at time of interview were unknown. According to a conference call later – no impacts are planned but this has not been confirmed.
18. Leachate from Evergreen is pumped directly to the City WWTP.
19. The 2011 final cap at Pecan has no permanent grass and must be replanted.
20. Veolia just recently entered into an agreement with a gas company to install gas engine to make electricity at Pecan and eventually tie Evergreen in. Veolia would be required to deliver the gas to a point and then it becomes the entity to make electricity. There may also be an operating agreement for the maintenance of the gas system between Veolia and the gas to energy provider but Todd was unsure of that.

21. Veolia was not planning to build next year at Evergreen. Construction could be tricky if the expansion is not in-place and Veolia will have to make a decision which way they wish to proceed which will probably be to the north.
22. Pecan is NSPS.
23. The Wilkening case has had an initial ruling and it is not in favor of Veolia.
24. Tire washes are present on both sites.
25. Supposedly when landfill mining occurs, there will not be any liability associated with the old landfill by Veolia. The old permit number will be active until the waste is mined per EPD.
26. The Landale's have a royalty with the expansion.
27. Solidification is done on-site and has always been a good business.
28. There were some easements and conservation done along the river.
29. There is no tonnage restriction or reasonable service area restriction.
30. ESG is the gas to electricity provider.
31. Only the borrow area can provide soil to the site currently. Soil is a big issue for both sites.
32. Evergreen has very little grass growing.
33. Equipment was in running order.
34. Access to the work face was prohibited due to wet conditions.
35. The scales at Pecan still are running so right now two sets of scales are being run.
36. Leachate costs are less than $2,000 for each site per month.
37. The site does not use tippers.
38. There is a stability berm on the facility that will be capped over.
39. Ownership of the expansion tract is not really known but it appears Veolia has an option to purchase at non-appealable permit issuance. The expansion is supposed to bring the site to approximately 30,000,000 cy.
40. The city landfill mining is also predicted to produce dirt.
41. Opposition has been non-existent to this point.
42. Site tour was conducted.
43. Retention ponds are generally smaller than what ADS is accustomed too.
44. Some erosion around the site and very little grass at Evergreen.
45. Borrow area is a large area that is disturbed.
46. Meeting adjourned.

Summary Comparison of 2011 and 2012 Airspace Memos Evergreen landfill, Valdosta. GA 2011 ASM (2012 S) 2012 ASVI (2013 $) Recommendation** Slfatife Estimated Year-End Remaining Permitted Airspace 15,000,000 cy {12/31/11) 25,260,071 cy (12/31/2012) 14,512,800 cy (12/31/2012} Current-Year Cateulated Density 1,070 Ite/cy 1,296 Ibs/cy i,29 Ibs/cy Density Projection Used to Determine Site Lite 2,000 ibs/cy 1,750 ibs/cy 1,750 Ibs/cy FBI Hate Projection 2,000 tod 1,400 tpd 1,400 tpd Remaining Site Life 27 years 55.4 years 32.6 years Projected Cell Construction ‘ t 2013 Cells 13.5 ac $3,914,684 N/A $5,400,000 2014 CellS 133 ac N/A $3,819,861 N/A 2014 Cells 18,3 ac $4,577,196 N/A N/A 2015 Cell 6 18.3 ac N/A N/A $7,320,000 2016 Cell 6 12.6 ac N/A $3,413,230 N/A 2018 Cell 3 21.1 ac 55,382,743 N/A $8,440,000 2018 Cell 7 10.0 ac N/A $4,071,870 N/A 2021 Cells 10.0 ac N/A $3,853,230 N/A 2023 Cell 7 20.6 ac $5,306,073 N/A N/A 2024 Cell 7 20.6 ac N/A N/A $8,240,000 2024 Cells 10.0 ac N/A $4,013,230 N/A 2027 Cell 2 20.7 ac $5,129,160 N/A N/A 2029 Cell 2 20.7 ac N/A N/A $8,280,000 2029 Cell 10 10.0 ac N/A $4,053,230 N/A 2033 Cell 11 10.0 ac N/A $4,053,230 N/A 2034 Cell 1 21,0 ac $5,171,636 N/A N/A 2037 Cell 12 10.0 ac N/A $2,533,230 N/A 2037 Cell I 21.0 ac N/A N/A $8,400,000 Projected infrastructure Projects 2012 Permit Modifications $7S,000 N/A N/A 2012 Shop Building $400,000 N/A N/A 2013 Shop Building N/A $423,536 $485,000 2013 Compressor Building N/A $42,354 $50,000 2013 Permit Modifications N/A N/A $75,000 2014 Gas System Expansion / Improvements N/A N/A $200,000 2014 leachate Recircuiation N/A N/A $125,000 2016 Gas System Expansion / Improvements N/A N/A $200,000 2015 Waste Excavation N/A N/A $3,000,000 2016 Leachate Recirculation N/A N/A $125,000 2018 Landscaping and fencing N/A $105,884 $125,000 2018 Waste Excavation N/A N/A $3,000,000 2018 Perimeter/access road (S,500 IF @ S4Q/LF) N/A $340,000 $390,000 2018 Perimeter stormwater ditches (8,500 LF g 15/LF) N/A $127,500 $150,000 2019 6as System Expansion / improvements N/A N/A $200,000 2019 Leachate Recirculation N/A N/A 5125,000 202S Gas System Expansion / Improvements N/A N/A $200,000 202S Leachate Recirculation N/A N/A $125,000 2026 Waste Excavation N/A N/A $3,000,000 2030 Second leachate tank N/A $344,123 $400,000 2030 Gas System Expansion/Improvements N/A N/A $200,000 2030 Leachate Recirculation N/A N/A $125,000 2031 Waste Excavation N/A N/A $3,000,000 2037 Gas System Expansion / improvements N/A N/A $200,000 2037 Leachate Recircuiation N/A N/A $125,000 Projected dosure/Construcfion 2018 Phase 1 11.0 ac N/A $1,375,046 N/A 2019 Phase 1 10.0 ac $1,146,535 N/A $1,700,000 2023 Phase 2 2S.0 ac $2,805,110 N/A N/A 2026 Phase 2 24.S ac N/A $3,070,309 $4,165,000 2027 Phases 25.0 ac $2,805,110 N/A N/A 2031 Phase 4 25.0 ac $2,805,110 N/A N/A 2032 Phase 3 22.6 ac N/A $2,902,995 $3,842,000 2035 Phase 5 25.0 ac $2,805,110 N/A N/A Projected Post-Closure Care ?Qst-Ciosure Care Statutory Period SO years 30 years Potential for Perpetual Care Iniltai Year 2038 2067 2045 Annjal Cost $216,260 $255,870 $216,260 Total Cost $6,487,800 $7,676,100 $6,487,800 * Includes **Recamm iQ,452,50QCubic Yard Expansion; per the note en tfn ended projections based on currently permitted far e ASM, “Th iiity, e number of individual cell and sizes i* vere estimated as tre landfill design f Ian Is not yet finalized.”

Landfill Capacity and Capital Spending Review—Southeast Region For each landfill please complete the summary table cc nfirming the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation. Landfill Density Determination Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other {do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key issues calculations make sense) (do the remaining (if the landfill indicates spending for cell (do the projected onsite for daily cover and that could impart costs constructed and that an expansion is likely development landfill gas quantities and cost seem closure activities or does significantly on the site’s permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to be financial model) calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite reasonable) pitfalls) or does the size reasonable based on conditions or is there soil is required are the of the expansion seem local conditions and inadequate being costs accounted for) reasonable) information provided) reserved for these activities) Evergreen Landfill Yes—Over life of site the Yes—Volumes could not Yes -Site suitability has No-the capital No- the capital No—adequate soil is not Soil agreement, royalty density is reasonable. In be confirmed as drawings been issued and all local expenditure costs appear expenditure costs appear on site and clay studies payments, excavation of the short term the were not available but approvals obtained. to be lower than to be lower than are not complete. waste and amount of density projected is not estimates seemed expected for this expected for this Additional borrow areas waste exhumed, liability expected to be realized reasonable geographic region geographic region in expansion tract may associated with taking in the early years. be desired the City’s unlined landfill

APPENDIX F VEQL1A ES PECAN ROW LANDFILL

Site Visit for Pecan Row and Evergreen
June 15, 2012

Attending:

Michael Stubbs, PE
Tom Nelson
Todd Strong

Summary of items discussed:

1. Access to Evergreen is on a long term lease agreement. The building is a LEED certified building and is on a vent system to prevent methane from entering the building.
2. Dual scale and there is an active tire wash system.
3. Evergreen has site suitability and expect the application for the expansion in August of this year by Arcadis.
4. Area 4 is constructed and filling is in progress. All waste currently going to Pecan as they try to finish it out. They expect to be at Pecan until fourth quarter this year.
5. Take about 2,000 tons/day currently.
6. Borrow area for Evergreen is large since deep cut depths are not possible.
7. Evergreen leachate goes to the City and Pecan to the County.
8. There is some testing of the Evergreen leachate and a flow meter for used in payment.
9. Langdale agreements require Veolia not to remove the ridge. Veolia will do so once a non-appeable permit is in place.
10. Jack and Wesley Langdale are the primary points of contact.
11. The Langdale's have purchased the property across the street from Pecan and have a borrow permit in on it. The property is supposed to be an industrial park and the soil can be purchased by Veolia at a discounted rate. The terms of that agreement were not available.
12. Footprint of the expansion at Evergreen has changed some from previous conceptual design.
13. 1/3 of Pecan capped and all is planned to be capped in 2013.
14. The agreement with the City is for mining the City landfill by 2015.
15. The City landfill must be mined in order to avoid the three landfill rule.
16. Soil for this site is an issue.
17. Wetland impacts and mitigation for the expansion are required but at time of interview were unknown. According to a conference call later – no impacts are planned but this has not been confirmed.
18. Leachate from Evergreen is pumped directly to the City WWTP.
19. The 2011 final cap at Pecan has no permanent grass and must be replanted.
20. Veolia just recently entered into an agreement with a gas company to install gas engine to make electricity at Pecan and eventually tie Evergreen in. Veolia would be required to deliver the gas to a point and then it becomes the entity to make electricity. There may also be an operating agreement for the maintenance of the gas system between Veolia and the gas to energy provider but Todd was unsure of that. Veolia was not planning to build next year at Evergreen. Construction could be tricky if the expansion is not in-place and Veolia will have to make a decision which way they wish to proceed which will probably be to the north. Pecan is NSPS. The Wilkening case has had an initial ruling and it is not in favor of Veolia. Tire washes are present on both sites. Supposedly when landfill mining occurs, there will not be any liability associated with the old landfill by Veolia. The old permit number will be active until the waste is mined per EPD. The Landale’s have a royalty with the expansion. Solidification is done on-site and has always been a good business. There were some easements and conservation done along the river. There is no tonnage restriction or reasonable service area restriction. ESG is the gas to electricity provider. Only the borrow area can provide soil to the site currently. Soil is a big issue for both sites. Evergreen has very little grass growing. Equipment was in running order. Access to the work face was prohibited due to wet conditions. The scales at Pecan still are running so right now two sets of scales are being run. Leachate costs are less than $2,000 for each site per month, The site does not use tippers, There is a stability berm on the facility that will be capped over. Ownership of the expansion tract is not really known but it appears Veolia has an option to purchase at non-appealable permit issuance. The expansion is supposed to bring the site to approximately 30,000,000 ey. The city landfill mining is also predicted to produce dirt. Opposition has been non-existent to this point. Site tour was conducted. Retention ponds are generally smaller than what ADS is accustomed too. Some erosion around the site and very little grass at Evergreen. Borrow area is a large area that is disturbed. Meeting adjourned.

Summary Comparison of 2011 and 2012 Airspace Memos Pecan Row LamMS, Valetorta,GA. | 2011 ASM 12012 S) 1 2012 ASM (2C13 $} Recommendation . Srts Oft Estimated Year-End Renaming Permitted Ai’space Gcy(12/K/Ul Cey (12/31/2012) 0cyl22/31/2O22.( Currertt-Yesr Calculated Density 1.S33 Ibs/cy 1,686 tte/cy 1,686 ibs/cy Density Projection Used ro Deternirn5 Site Lift 2,100 ibs/cy 1,700 ibs/cy 1,/OOiDi/cy,, fill Rattf Projection 7S0tpd 750 tpd 7S0’.pd Remaining Site .fe 0.96 years 3.9 years 0.92vea> projected CellCcmstriieftan N/A n/A 1 N/A | N/A | N/A N/A, Prelected Mffastracture Profess 20X3 <3as System Expansion / improvements N/A n N/A SSCO.0OO 2013 Cap Maintenance ana G’assmg ?t/A N/A 5100,000 Projected Cicsure/OonstructstMi 2012 [Phase 7 41 3 ac j $f.S87,23S N/A N/A 201$ jPhdsel 413 3C | N/A Sb.l.lB3 S7,Mi,000 — Protected Post-Closure Care Post-Ooure Cars Statutory Pflr-oq 30 years l 30 years 30 years iR.trai Yesr 2013 2014 2014 Annual Cost $i3S,5« 5140,800 5140 .SCO Total Cost $4,065,000 I sa.na.oa) $V2*.000

Landfill Capacity and Capital Spending Review—Southeast Region For each landfill please complete the summary table confirming the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation. Landfill Density Determination Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other (do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key issues calculations make sense) (do the remaining (if the landfill indicates spendingfor cell (do the projected onsite for daily cover and that could impact costs constructed and that an expansion is likely development, landfill gas quantities and cost seem closure activities or does significantly on the site’s permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to be financial model) calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite reasonable) pitfalls) or does the size of the expansion seem reasonable reasonable based on local conditions and information provided) conditions or is there inadequate being reserved for these activities) soil is required are the costs accounted for) Pecan Row Landfill Yes Yes-Volume surfaces Not Applicable-No No-the capital No- the closure and post No—off-site soil is The site will require were not provided but Expansion Planned expenditure costs appear closure costs appear to needed and will be funds to re-grass the the calculation is to be lower than be lower than expected obtained from an 2011 cap and the site will consistent with the 2011 expected for this for this geographic region adjacent borrow area on be entering post closure. calculation geographic region the Evergreen landfill or purchased through an existing purchase agreement Leachate generation is expected to be more initially than it will be in the later years of post-closure.

APPENDIX G VEOLIA ES CYPRESS ACRES LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Cypress Acres Landfill, Ocala, FL 2011 ASM (2012$) 2012 ASM (2013$) Recommendation -: “ Site Life—Estimated Year-End Remaining Permitted Airspace 2,690,000 cy(52/31/lll 2,665.426 cy (12/31/2012) 2,665,426 cy (12/31/2012) Current-Year Calculated Density 4.4:1(4/2/08—2/2S/09) 3.3:1(2/25/09-3/16/12) 3.3:1 (2/25/09—3/16/12) Density Projection Used to Determine. Site Life 3.0:1 3.0:1 3.0:1 Fill Rate Projection 35 tons/day 40 tons/day 40 tons/day Remaining Srte Life 2963 193 183 “ Projected Cell Construction 203S (Cell 2 J4 65 ac $620,091 $637,561 $697,500 Prelected infrastructure Projects 2020 (Minor Permit Modification (Grcundwater) 515,000 $15,000 $25,000 Projected Closure/Construction “ 2036 [Phase 3 | 16.52 ac $,‘13,911 $734,535 $1,142,400 Projected Post-Closure Care Post-Closure Care Statutory Period 5 years 5 years Potential for Perpetual Care Initial Year 2057 2084 2205 Annual Cost $50,100 $51,720 $75,000 Total Cost* $1,002,000 $1,034,400 $1,500,000 *ltis assumed that the facility will be post closure care for 20 years

Landfill Capacity and Capital Spending Review—Southeast Region “or each landfill please complete the summary table confirming the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation. p landfill j Density Determination Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other l i (do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key Issues j | calculations make sense) (do the remaining (if the landfill indicates spending for cell (do the projected onsite for daily cover and that could Impact costs 1 [ constructed and that an expansion is likely development, landfill gas quantities and cost seem closure activities or does significantly on the site’s j permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to be financial model) calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite reasonable) pitfalls) or does the size reasonable based on conditions or is there soil is required are the j s of the expansion seem local conditions and inadequate being costs accounted for) l reasonable) Information provided) reserved for these 1 activities) Cypress Acres Landfill j Yes Yes—Volume surfaces Not Applicable—No Yes- the capital No-the closure and post Yes—Based on the soil There are no known 1 j were not provided but Expansion Planned expenditure costs appear closure costs appear to balance adequate soil is other significant issues j I logic for the calculation is to be slightly lower than be lower than expected available on the site l 1 reasonable expected for this for this geographic region L i geographic region

APPENDIX H VEOLIA ES PINE RIDGE LANDFILL

Summary Comparison of 2011 and 2012 Airspace Memos Pine Ridge Landfill, Freeport, Grand Bahamas | 2011 ASM (2012 $S 2012 ASM (2013 $) Recommendation -”—* ?”*-** “ Site Life — — v Estimated year End Remaining Permitted Airspace 4,010,016 cy (12/31/11) 3,950,976 cy (12/31/20121 3,943,000 cy (12/31/2012l Current-Year Calculated Density 2,315 tts/cy 2,426 Ibs/cy 2,426 ibs/cy Density Projection Used to Determine Site Life 1300 Ibs/cy 1,800 Ibs/cy 1,800 Ibs/cy Fill Rate Projection 400 tpd 300 tpd 300 tpd Remaining Site Life 26.B years 42.3 years 42.3 years Protected Ceil Construction 2014 Cell 2 6.6 ac 52,438,650 N/A N/A 2016 Cell 2 6.6 ac N/A N/A $2,640,000 2017 Cell 2 6.6 ac N/A $2,259,205 N/A 2019 Cell 4 6.7 ac $2,341376 N/A N/A 2024 Cell 4 6.7 ac N/A N/A $2,680,000 2024 C*II6 6.4 ac $2,373,082 N/A N/A 2026 Cell 4 6.7 ac N/A $2,282,313 N/A 2029 Cell 7 7.6 ac $2,517,100 N/A N/A 2031 Cell 6 6.4 ac N/A N/A $2,560,000 2035 Cells Mac N/A $2,313,107 N/A Projected tnfnastractare Projects 2012 Cells 1, 3, & 5 leachate recirc and temp LFG infrastructure $973,297 $1,141,478 $1,310,000 2013 Landfill maintenance shop N/A $50,000 $58,000 20 IS Re-pave and extend entrance road N/A $65,000 $75,000 2016 Leachate recirc and LFG infrastructure N/A N/A $500,000 2018 Leachate evaporator N/A $70,000 $81,000 2020 Air curtain incinerator N/A $100,000 $115,000 2024 Leachate recirc and LFG infrastructure N/A N/A $500,000 2025 Leachate evaporator N/A $70,000 $81,000 2030 Re-pave and extend entrance road N/A $65,000 $75,000 2032 Leachate evaporator N/A $70,000 $81,000 2031 Leachate recirc and LFG infrastructure N/A N/A $500,000 Projected Gosure/eonstructfcn 2016 Phase 1 13.0 ac $1,970,606 N/A N/A 2017 Phase 1 13.0 ac N/A $2,043,432 $2,470,000 2030 Phase 2 13.3 ac $1,909,473 N/A N/A 2035 Phases 21.2 ac $2,873,141 N/A N/A 2036 Phase 2 13.3 ac N/A $1,989,305 $2,527,000 Projected Post-Closure Care Post-Closure Care Statutory Period 30 years 30 years 30 years Initial Year 2037 2056 2055 Annual Cost $93,950 $96,670 $110,000 Total Cost $2,818,500 $2,900,100 $3,300,000

Landfill Capacity and Capital Spending Review ~ Southeast Region For each landfill please complete the summary table cc 1 Density Determination mfirming the landfill’s airspace, density, likelihood of expansion, capital spending, and closure post-closure allocation. i landfill Remaining Constructed Likelihood of Receiving Capital Expenditures Closure and Post-Closure Soil Balance Other 1 j (do the provided and Airspace Expansion (does the projected Allocations (is there adequate soil (state other key issues i calculations make sense) (do the remaining (if the landfill indicates spending for cell {do the projected onsite for daily cover and that could Impact costs | constructed and that an expansion is likely development, landfill gas quantities and cost seem closure activities or does significantly on the site’s 1 | permitted airspace does the expansion seem system and other capital reasonable based on the offsite soil need to be financial model) | 1 calculations seems reasonable (i.e. unstated expenditures seem site’s design and local procured and if offsite l reasonable) pitfalls) or does the size reasonable based on conditions or is there soil is required are the I of the expansion seem local conditions and inadequate being costs accounted for) | j reasonable) information provided) reserved for these activities) j Pine Ridge Landfill 1 Yes—Density Yes—Volume surfaces Not Applicable-No No- the capital No- the closure costs No-Nosoil balance This is a joint venture 1 determination were not provided but Expansion Planned expenditure costs appear appear to be slightly information was and Veolia is expected to j j methodology is logic for the calculation is to be lower than lower than expected for provided provide one half of the consistent for other sites, reasonable expected for this this geographic region costs for capital | Overall life of site density geographic region especially considering improvements, i ; is reasonable, However especially considering construction costs are 1 initial densities are not construction costs are expected to be higher in i j expected to be this high, expected to be higher in the Bahamas i l the Bahamas